SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-86711)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.
 Post-Effective Amendment No. 37          [X]
and
REGISTRATION STATEMENT (No. 811-3855)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 37 [X]
Fidelity Advisor Series VIII
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 (x) on (February 26,  1996) pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on (                                ) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and and filed the Notice required by such Rule on February 20, 1996.



FIDELITY ADVISOR CLASS A & CLASS B PROSPECTUS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b,c    ..............................   *

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Cover Page

4     a      i.............................   Charter

             ii...........................    Investment Principles and Risks; Securities and
                                              Investment Practices

      b      ..............................   Securities and Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks; Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; FMR and Its Affiliates

             ii...........................    FMR and Its Affiliates; Charter; Breakdown of
                                              Expenses

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   FMR and Its Affiliates

      d      ..............................   Charter; Breakdown of Expenses; Cover Page;
                                              FMR and Its Affiliates

      e      ..............................   FMR and its Affiliates; Breakdown of Expenses

      f      ..............................   Expenses

      g      ..............................   Expenses; FMR and Its Affiliates

      5A     ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares; Investor
                                              Services; Transaction Details; Exchange
                                              Restrictions; Sales Charge Reductions and Waivers

             iii..........................    *

      b      .............................    FMR and Its Affiliates

      c      ..............................   Charter

      d      ..............................   Cover Page; Who May Want to Invest

      e      ..............................   Cover Page; How to Buy Shares; How to Sell
                                              Shares; Investor Services; Exchange Restrictions;
                                              Sales Charge Reductions and Waivers

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Charter; Cover Page

      b      ..............................   How to Buy Shares; Transaction Details

      c      ..............................   Sales Charge Reductions and Waivers

      d      ..............................   How to Buy Shares

      e      ..............................   Transaction Details; Breakdown of Expenses

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable


FIDELITY ADVISOR FUNDS
CLASS A AND CLASS B
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the applicable fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated February 26, 1996. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or
your    i    nvestment    p    rofessional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.
EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME AND HIGH INCOME MUNICIPAL MAY EACH INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
ACOM-pro-296

GROWTH FUNDS:                                                                                           Class
                                                                                                        (es)

Fidelity Advisor Overseas Fund                                                                          A,
                                                                                                        B

Fidelity Advisor Mid Cap Fund                                                                           A,
                                                                                                        B

Fidelity Advisor Equity Growth Fund                                                                     A
(formerly Advisor Equity Portfolio Growth)

Fidelity Advisor Global Resources Fund                                                                  A,
                                                                                                        B

Fidelity Advisor Growth Opportunities Fund                                                              A

Fidelity Advisor Strategic Opportunities Fund                                                           A,
                                                                                                        B

Fidelity Advisor Large Cap Fund                                                                         A,
                                                                                                        B

GROWTH AND INCOME FUNDS:

Fidelity Advisor Equity Income Fund                                                                     A,
                                                                                                        B

Fidelity Advisor Income & Growth Fund                                                                   A

TAXABLE INCOME FUNDS:

Fidelity Advisor Emerging Markets Income Fund                                                           A,
                                                                                                        B

Fidelity Advisor High Yield Fund                                                                        A,
                                                                                                        B

Fidelity Advisor Strategic Income Fund                                                                  A,
                                                                                                        B

Fidelity Advisor Government Investment Fund                                                             A,
                                                                                                        B

Fidelity Advisor Intermediate Bond Fund                                                                 A,
(formerly Advisor Limited Term Bond Fund)                                                               B

Fidelity Advisor Short Fixed-Income Fund                                                                A

MUNICIPAL FUNDS:

Fidelity Advisor High Income Municipal Fund                                                             A,
                                                                                                        B

Fidelity Advisor Intermediate Municipal Income Fund (formerly Advisor Limited Term Tax-Exempt Fund)     A,
                                                                                                        B

Fidelity Advisor Short-Intermediate Municipal Income Fund (formerly Advisor Short-Intermediate          A
Tax-Exempt Fund)

STATE MUNICIPAL FUNDS:

Fidelity Advisor California Municipal Income Fund   *                                                   A,
                                                                                                        B

Fidelity Advisor New York Municipal Income Fund (formerly Advisor New York Tax-Free Fund)   *           A,
                                                                                                        B

   * May not be available for sale in your state. Please check with your investment professional.


PROSPECTUS
FEBRUARY 26, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Each class's sales charge (load) and its yearly
                                         operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's financial
                                         data.

                                         PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                         approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are
                                         calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making
                                         additional investments.

                                         HOW TO SELL SHARES Taking money out and closing your
                                         account.

                                         INVESTOR SERVICES Services to help you manage your
                                         account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the
                                         timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS

                                         APPENDIX A

                                         APPENDIX B


   KEY FACTS


WHO MAY WANT TO INVEST
Class A and Class B shares are offered to investors who engage an investment professional for investment advice.
Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income are diversified funds. Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are non-diversified funds. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, and Income & Growth are designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic
Opportunities   ,     and Large Cap are designed for investors who want to
be invested in the stock market for its long-term growth potential. These funds invest for growth and do not pursue income. Equity Income and Income & Growth are designed for those investors who seek a combination of growth and income from equity and some bond investments.
Emerging Markets Income, High Yield, and Strategic Income are designed for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality
debt securities   .     These funds may be appropriate for long-term,
aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities. Government Investment, Intermediate Bond, and Short Fixed-Income are designed for investors who seek high current income from a portfolio of investment-grade debt securities. These funds also invest consistent with consideration of capital preservation.
High Income Municipal, Intermediate Municipal Income   ,     and
Short-Intermediate Municipal Income are designed for investors in higher tax brackets who seek high current income that is free from federal income tax. Intermediate Municipal Income and Short-Intermediate Municipal Income also invest consistent with consideration of capital preservation. High Income Municipal focuses on lower-quality debt securities and may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
California Municipal Income is designed for investors in higher tax brackets who seek high current income that is free from federal and
California    personal     income taxes. New York Municipal Income is
designed for investors in higher tax brackets who seek high current income that is free from federal and New York State and City personal income taxes.
The value of each fund's investments and, as applicable, the income they generate, will vary from day to day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
The investments of Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income are also subject to prepayments, which can lower a fund's yield, particularly in periods of declining interest rates.
In addition, Overseas, Global Resources, Emerging Markets Income   ,
and Strategic Income may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
Each fund is composed of multiple classes of shares. Each class of a fund has a common investment objective and investment portfolio. Class A shares have a front-end sales charge, or may be subject to a contingent deferred sales charge (CDSC), and pay a distribution fee. Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, but are only available to certain types of investors. See "Sales Charge Reductions and Waivers," page , for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling
1-800-   843-3001     or from your investment professional. Contact your
investment professional to discuss which class is appropriate for you.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, exchange, or hold shares of a fund. Lower front-end sales charges may be available with purchases of $50,000 or more. See "Transaction Details," page , for an explanation of how and when these charges apply.
A CDSC is imposed on Class B shares only if you redeem Class B shares within three years of purchase for Intermediate Bond and Intermediate Municipal Income, or within five years of purchase for all other funds. See "Transaction Details," page , for information about the CDSC.
                             Clas                Class B
                             s A

Maximum sales                3.50                None
charge    (as a % of         %
   offering price)     on
purchases of:
Overseas, Mid
Cap, Equity
Growth, Global
Resources,
Growth
Opportunities,
Strategic
Opportunities,
Large Cap,
Equity Income,
and Income &
Growth (the
Equity Funds)

Maximum sales                3.50                None
charge    (as a % of         %
   offering price)     on
purchases of:
Emerging
Markets Income,
High Yield,
Strategic Income,
Government
Investment,    High
   Income
   Municipal,
       California
Municipal
Income,    and     New
York Municipal
Income (the
Bond Funds)

Maximum sales                2.75                None
charge    (as a % of         %
   offering price)     on
purchases of:
Intermediate
Bond and
Intermediate
Municipal Income

(the
Intermediate   -    Ter
m Bond Funds)

Maximum sales                1.50                None
charge    (as a % of         %
   offering price)     on
purchases of:
Short-Fixed
Income and
Short-Intermediat
e Municipal
Income
(the Short-Term
Bond Funds)

Maximum CDSC                 None                4.00%[A]
for all funds that              [C]
offer Class B
shares (except
the
Intermediate-Ter
m Bond Funds)
(as a % of the
lesser of original
purchase price or
redemption
proceeds)


Maximum CDSC                 None                3.00%[B]
for the                         [C]
Intermediate-Ter
m Bond Funds
(as a % of
the lesser of
original purchase
price or
redemption
proceeds)


Maximum sales                None                None
charge on
reinvested
distributions

Redemption fee               None                None

Exchange fee                 None                None

Annual account               $12.0               $12.00
maintenance fee              0
(for accounts
under $2,500)

[A] DECLINES OVER 5 YEARS FROM 4.00% TO 0%.
[B] DECLINES OVER 3 YEARS FROM 3.00% TO 0%.
   [C]     A CONTINGENT DEFERRED SALES CHARGE OF 0.25% IS ASSESSED ON
CERTAIN REDEMPTIONS OF CLASS A SHARES THAT WERE PURCHASED WITHOUT AN INITIAL SALES CHARGE. SEE "TRANSACTION DETAILS."
ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR) that,
for Overseas, Growth Opportunities,    and     Strategic Opportunities
varies     based on performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees for Class A and Class B include a distribution fee and, for Class B, a shareholder service fee. Distribution fees are paid by each class to Fidelity Distributors Corporation (FDC) for services and expenses in connection with the distribution of the applicable class's shares. Shareholder service fees are paid by Class B to investment professionals for services and expenses incurred in connection with providing personal service and/or maintenance of Class B shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers,
Inc   .     due to 12b-1 fees.
Each class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The    tables beginning on page      are projections based on estimated or
historical expenses, adjusted for current fees, of each class of each fund, and are calculated as a percentage of average net assets of the applicable
class of each fund. A portion of the brokerage commissions that    certain
of     the funds paid was used to reduce other expenses. Including this
reduction, total operating expenses presented in the table   s beginning on
page      for Class A    and Class B     would have been   :
                 Class A          Class B

Equity               1.39          *
Growt               %
h

   Global            1.69             2.27
   Resou            %                %
   rces

   Growt             1.43             *
   h                %
   Opport
   unities

   Strate            1.46             2.10
   gic              %                %
   Opport
   unities

   Equity            1.32             1.84
   Incom            %                %
   e

   Incom             1.31             *
   e &              %
   Growt
   h

   * Fund does not offer Class B shares.
EQUITY FUNDS

          Operating Expenses                                  Class A                Class B

OVERS     Management fee                                         0.81                   0.81
EAS                                                                  %                      %

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses    (after reimbursement Class
             A)                                                  0.44                   0.53    %[
                                                                     %               A]

          Total operating expenses                               1.75                   2.34
                                                                     %                      %

MID       Management fee                                         0.61                   0.61
CAP                                                                  %                      %

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses
                                                                 0.53%[          0.60%[
                                                                 A]                     A]

          Total operating expenses                               1.64                   2.21
                                                                 %                      %

EQUIT     Management fee                                         0.61%[              *
Y                                                                B]
GROWT
H

          12b-1 fee    (Distribution fee)                     0.50                   *
                                                              %

          Other expenses                                                             *
                                                                 0.29
                                                                     %

          Total operating expenses                               1.40                *
                                                                     %

GLOBA     Management fee                                         0.76
L                                                                    %                  0.76
RESO                                                                                        %
URCES

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses    (after reimbursement Class
             A)                                                  0.45                   0.53%[
                                                                     %                  A]

          Total operating expenses                               1.71                   2.29
                                                                     %                  %

GROWT     Management fee                                         0.69                *
H                                                                    %
OPPOR
TUNITIE
S

          12b-1 fee    (Distribution fee)                     0.50                   *
                                                              %

          Other expenses                                         0.25                *
                                                                 %

          Total operating expenses                               1.44                *
                                                                     %

STRATE    Management fee                                         0.62                   0.62
GIC                                                                  %                      %
OPPOR
TUNITIE
S

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses                                         0.34                   0.49
                                                                 %                          %

          Total operating expenses                               1.46                   2.11
                                                                     %                      %

LARGE     Management fee                                         0.61                   0.61
CAP                                                                  %                      %

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses                                         0.60
                                                              %[A]                      0.67    %[
                                                                                     A]

          Total operating expenses                               1.71                   2.28
                                                                     %                      %

EQUIT     Management fee                                         0.50                   0.50
Y                                                                    %                      %
INCOM
E

          12b-1 fee (including 0.25% Shareholder              0.50                   1.00
          Service Fee for Class B shares)                     %                      %

          Other expenses
                                                                 0.33                   0.35
                                                                     %                      %

          Total operating expenses                               1.33                   1.85
                                                                     %                      %

INCOM     Management fee                                         0.51                *
E &                                                                  %
GROWT
H

          12b-1 fee    (Distribution fee)                     0.50                   *
                                                              %

          Other expenses                                                                *
                                                                 0.31
                                                                 %

          Total operating expenses                               1.32                   *
                                                                     %


* FUND DOES NOT OFFER CLASS B SHARES   .
[A] PROJECTIONS BASED ON ESTIMATED EXPENSES FOR FIRST YEAR   .
[B]    EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO IMPLEMENT A
MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.33% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.64%.
TAXABLE INCOME FUNDS
      Operating Expenses   Class A   Class B

EMER     Management fee                                  0.70          0.70
GING                                                         %             %
MARKE
TS
INCOM
E

         12b-1 fee (including 0.25% Shareholder                     0.90
         Service Fee for Class B shares)              0.25          %
                                                      %

         Other expenses (after reimbursement)
                                                         0.55          0.55
                                                             %             %

         Total operating expenses                        1.50          2.15
                                                             %             %

HIGH     Management fee                                  0.60          0.60
YIELD                                                        %             %

         12b-1 fee (including 0.25% Shareholder       0.25          0.   9    0
         Service Fee for Class B shares)              %             %

         Other expenses                                                0.41
                                                         0.30              %
                                                             %

         Total operating expenses                        1.15       1.91
                                                             %      %

STRATE   Management fee                                  0.60          0.60
GIC                                                          %             %
INCOM
E

         12b-1 fee (including 0.25% Shareholder       0.25          0.90
         Service Fee for Class B shares)              %             %

         Other expenses (after reimbursement)
                                                         0.50          0.50
                                                             %             %

         Total operating expenses                        1.35          2.00
                                                             %             %

GOVER    Management fee                                  0.45          0.45
NMENT                                                        %             %
INVEST
MENT

         12b-1 fee (including 0.25% Shareholder       0.25          0.90
         Service Fee for Class B shares)              %             %

         Other expenses (after reimbursement)
                                                         0.30          0.30
                                                             %             %

         Total operating expenses                        1.00          1.65
                                                             %             %

INTER    Management fee                                  0.45          0.45
MEDIA                                                    %                 %
TE
BOND

         12b-1 fee (including 0.25% Shareholder       0.25          0.90
         Service Fee for Class B shares)              %             %

         Other expenses (after reimbursement Class
         B)                                              0.30          0.30
                                                             %             %

         Total operating expenses                     1.00             1.65
                                                      %                    %

SHORT    Management fee                                  0.45       *
FIXED-                                                       %
INCOM
E

         12b-1 fee (Distribution fee)                 0.15          *
                                                      %

         Other expenses                                             *
                                                         0.29
                                                             %

         Total operating expenses                        0.89       *
                                                             %

* FUND DOES NOT OFFER CLASS B SHARES   .
MUNICIPAL FUNDS
      Operating Expenses   Class A   Class B

HIGH     Management fee                                  0.40          0.40
INCOM                                                        %             %
E
MUNIC
IPAL

         12b-1 fee (including 0.25% Shareholder          0.25          0.90
         Service Fee for Class B shares)                 %             %

         Other expenses (after reimbursement-Class                     0.35
         B)                                              0.26              %
                                                             %

         Total operating expenses                        0.91          1.65
                                                             %             %

INTER    Management fee                                  0.40          0.40
MEDIA                                                        %             %
TE
MUNIC
IPAL
INCOM
E

         12b-1 fee (including 0.25% Shareholder          0.25          0.90
         Service Fee for Class B shares)                 %             %

         Other expenses (after reimbursement Class
         B)                                              0.35          0.35
                                                             %             %

         Total operating expenses                     1.00             1.65
                                                      %                    %

SHORT-   Management fee                                  0.40       *
INTER                                                        %
MEDIA
TE
MUNIC
IPAL
INCOM
E

         12b-1 fee (Distribution fee)                    0.15       *
                                                         %

         Other expenses (after reimbursement)                       *
                                                         0.35
                                                             %

         Total operating expenses                        0.90       *
                                                             %

STATE MUNICIPAL FUNDS

         Operating Expenses                        Class A                 Class B

NEW      Management fee                               0.40                    0.40
YORK                                                      %                       %
MUNIC
IPAL
INCOM
E

         12b-1 fee (including 0.25% Shareholder       0.25                    0.90
         Service Fee for Class B shares)              %                       %

         Other expenses (after reimbursement)                                 0.35%[A
                                                      0.35%[A          ]
                                                      ]

         Total operating expenses                     1.00                    1.65
                                                      %                       %

CALIFO   Management fee                               0.40                    0.40
RNIA                                                      %                   %
MUNIC
IPAL
INCOM
E

         12b-1 fee (including 0.25% Shareholder       0.25                    0.90
         Service Fee for Class B shares)              %                       %

         Other expenses (after reimbursement)
                                                      0.35%[A          0.35%[A
                                                      ]                       ]

         Total operating expenses                     1.00                    1.65
                                                          %                   %


* FUND DOES NOT OFFER CLASS B SHARES   .
[A] PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000
investment, assuming a 5% annual return and    either     full redemption
or no redemption, at the end of each time period:
EQUITY FUNDS

                         Examples

                         Full Redemption                             No
                                                                     Redempt
                                                                     ion

                         Class A              Class B                Class B

OVERS     After 1 year   $   52               $   64    [A]          $   24
EAS

          After 3           $88               $   103    [A          $   73
          years                               ]

          After 5        $   127       $135   [A                 $125
          years                                  ]

          After 10       $   234              $239                      $239
          years[B]

MID       After 1 year   $   51               $   62    [A]          $   22
CAP

          After 3        $   85               $   99    [A]          $   69
          years

EQUIT     After 1 year   $   49               *                      *
Y
GROWT
H

          After 3        $   78               *                      *
          years

          After 5        $   109              *                      *
          years

          After 10       $   197              *                      *
          years

GLOBA     After 1 year   $   52               $   63    [A]          $   23
L
RESO
URCES

          After 3        $   87               $   102    [A          $   72
          years                               ]

          After 5        $   125              $133   [A                 $123
          years                                  ]

          After 10       $   230                 $235            $235
          years[B]

GROWT     After 1 year   $   49               *                      *
H
OPPOR
TUNITIE
S

          After 3        $   79               *                      *
          years

          After 5        $   111              *                      *
          years

          After 10       $   201              *                      *
          years

STRATE    After 1 year   $   49               $   61    [A]          $   21
GIC
OPPOR
TUNITIE
S

          After 3        $   80               $   96    [A]          $   66
          years

          After 5        $   112              $   123    [A          $   113
          years                               ]

          After 10       $   204              $212                   $   212
          years[B]

LARGE     After 1 year   $   52               $   63    [A   ]       $   23
CAP

          After 3        $   87               $   101    [A          $   71
          years                               ]

EQUIT     After 1 year   $   48               $   59[A]              $   19
Y
INCOM
E

          After 3        $   76               $   88[A]              $   58
          years

          After 5        $   105              $   110[    A]         $   100
          years

          After 10       $   190                 $191                   $191
          years [B]

INCOM     After 1 year   $   48               *                      *
E &
GROWT
H

          After 3        $   75               *                      *
          years

          After 5        $   105              *                      *
          years

          After 10       $   188              *                      *
          years


* FUND DOES NOT OFFER CLASS B SHARES   .
[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION TO CLASS A SHARES AFTER SIX YEARS.
TAXABLE INCOME FUNDS
            Examples

            Full Redemption         No
                                    Redempt
                                    ion

                         Class A       Class B           Class B

EMER     After 1 year    $   50        $   62    [A]     $   22
GING
MARKE
TS
INCOM
E

         After 3 years   $   81        $   97    [A]     $   67

         After 5 years   $   114       $   125    [A]    $   115

         After 10        $   208       $   217           $   217
         years[B]

HIGH     After 1 year    $   46        $   59    [A]        $19
YIELD

         After 3 years   $   70        $   90    [A]     $   60

         After 5 years   $   96        $   113    [A]    $   103

         After 10        $   170       $   185           $   185
         years[B]

STRATE   After 1 year    $   48        $   60    [A]     $   20
GIC
INCOM
E

         After 3 years   $   76        $   93    [A]     $   63

         After 5 years   $   106       $   118    [A]    $   108

         After 10        $   192       $   201           $   201
         years[B]

GOVER    After 1 year    $   45        $   57    [A]     $   17
NMENT
INVEST
MENT

         After 3 years   $   66        $   82    [A]     $   52

         After 5 years   $   88        $   100    [A]    $   90

         After 10        $   153       $   162           $   162
         years[B]

INTER    After 1 year    $   37        $   47    [A]     $   17
MEDIA
TE
BOND

         After 3 years   $   58        $   62    [A]     $   52

         After 5         $   81            $82           $   82
         years[C]

         After 10        $   147       $   148           $   148
         years[C]

SHORT    After 1 year    $   24        *                 *
FIXED-
INCOM
E

         After 3 years   $   43        *                 *

         After 5 years   $   64        *                 *

         After 10        $   123       *                 *
         years

* FUND DOES NOT OFFER CLASS B SHARES   .
[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION TO CLASS A SHARES AFTER SIX YEARS.
[C] REFLECTS CONVERSION TO CLASS A SHARES AFTER FOUR YEARS.
MUNICIPAL FUNDS
            Examples

            Full Redemption         No
                                    Redempt
                                    ion


                        Class A       Class B                        Class B

HIGH     After 1 year   $   44         $   57    [A]                 $   17
INCOM
E
MUNIC
IPAL

         After 3        $   63        $   82    [A]                  $   52
         years

         After 5        $   84        $   100    [A                  $   90
         years                        ]

         After 10       $   143       $   158                        $   158
         years[B]

INTER    After 1 year   $   37                $   47[    A]          $   17
MEDIA
TE
MUNIC
IPAL
INCOM
E

         After 3        $   58               $   62    [A]           $   52
         years

         After 5        $   81        $   82                         $   82
         years[C]

         After 10       $   147       $   14    8                    $   148
         years[C]

SHORT-   After 1 year   $   24        *                              *
INTER
MEDIA
TE
MUNIC
IPAL
INCOM
E

         After 3        $   43        *                              *
         years

         After 5        $   64        *                              *
         years

         After 10       $   124       *                              *
         years


STATE MUNICIPAL FUNDS
            Examples

            Full Redemption         No
                                    Redempt
                                    ion

                        Class A      Class B           Class B

CALIFO   After 1 year   $   45       $   57     [A]    $   17
RNIA
MUNIC
IPAL
INCOM
E

         After 3        $   66       $   82    [A]     $   52
         years

NEW      After 1 year   $   45       $   57    [A]     $   17
YORK
MUNIC
IPAL
INCOM
E

         After 3        $   66       $   82    [A]     $   52
         years

* FUND DOES NOT OFFER CLASS B SHARES   .
[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION TO CLASS A SHARES AFTER SIX YEARS.
[C] REFLECTS CONVERSION TO CLASS A SHARES AFTER FOUR YEARS.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Class A and Class B of certain funds to the extent that total operating expenses as a percentage of their respective average net assets exceed the following rates:
      Class    Effectiv   Class B   Effectiv
      A        e                    e
               Date                 Date

Overse              2.25%          1/1/96           2.75%   10/30/95
as

Mid Cap             2.00%          2/26/96          2.50%   2/26/96

Global              2.25%          1/1/96           2.75%   10/30/95
Resourc
es

Large               2.00%          2/26/96          2.50%   2/26/96
Cap

Income              1.75%          1/1/96            *        *
&
Growth

Emergin             1.50%          3/10/94          2.15%   1/1/96
g
Markets
Income

High                1.35%          7/1/95           2.00%   1/1/96
Yield

Strategi            1.35%          10/31/94         2.00%   1/1/96
c
Income

Govern              1.00%          7/1/95           1.65%   1/1/96
ment
Investm
ent

Interme             1.00%          7/1/95           1.65%   1/1/96
diate
Bond

Short               1.00%          7/1/95            *        *
Fixed-In
come

High                1.00%          7/1/95           1.65%   1/1/96
Income
Municip
al

Interme             1.00%          7/1/95           1.65%   1/1/96
diate
Municip
al
Income

Short-In            0.90%          7/1/95            *        *
termedi
ate
Municip
al
Income

   New                 1.00%          8/1/95        1.65%      1/1/96
   York
   Municip
   al
   Income

   Californi           1.00%          8/1/95        1.65%      1/1/96
   a
   Municip
   al
   Income

* FUND DOES NOT OFFER CLASS B SHARES.
If these agreements were not in effect, other expenses as a percentage of average net assets would have been the following amounts:
      Other Expenses

      Class            Class B
      A

Emergin           0.79   %        0.94   %
g
Markets
Income

Strategi          0.66   %        0.70   %
c
Income

Govern               0.44%           1.36%
ment
Investm
ent

Interme           (dagger)        0.98   %
diate
Bond

High              (dagger)           0.67%
Income
Municip
al

Interme           0.36   %        1.66   %
diate
Municip
al
Income

Short-In             0.95%        *
termedi
ate
Municip
al
Income

New                  0.38%           0.95%
York
Municip
al
   Income    [
A]

Californi         0.38%              0.95%
a
Municip
al
Income[
   A    ]

* FUND DOES NOT OFFER CLASS B SHARES   .
(dagger) TOTAL OPERATING EXPENSES WERE LESS THAN THE    VOLUNTARY EXPENSE
CAPS IN EFFECT DURING THE FISCAL YEAR ENDED 1995.
[A]    PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR
Interest, taxes, brokerage commissions, or extraordinary expenses are not included in these expense limitations.
FINANCIAL HIGHLIGHTS
   The financial highlights tables that follow and each fund's financial statements are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P. or Price Waterhouse LLP (Overseas only). Their reports on the financial statements and financial highlights are included in each Annual Report. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from FDC or your investment professional.
OVERSEAS

1.Select                          2.                       4.          5.          Class B
ed                                3.Class A
Per-Sha
re Data
and
Ratios





6.Years               1995       1994F      1993              1992              1991              1990B             1995G
ended
October
31

7.Net                 $ 14.06    $ 12.93    $ 9.07            $ 9.78            $ 9.55            $ 10.00           $ 13.89
asset
value,
beginnin
g of
period

8.Incom
e from
Investm
ent
Operati
ons

9. Net                 .07        .01        .03               .05               .14               .05               .01
investm
ent
income

10. Ne                 (.11)      1.14       3.93              (.62)             .17               (.50)             .02
t
realized
and
unrealiz
ed gain
(loss   )

11. Total              (.04)      1.15       3.96              (.57)             .31               (.45)             .03
from
investm
ent
operatio
ns

12.Less
Distribut
ions

13. Fr                 --         --         (.07)             (.14)             (.07)             --                --
om net
investm
ent
income

14. Fr                 (.10)      (.02)      (.03)D            --                (.01)D            --                --
om net
realized
gain

15. Tot                (.10)      (.02)      (.10)             (.14)             (.08)             --                --
al
distributi
ons

16.Net                $ 13.92    $ 14.06    $ 12.93           $ 9.07            $ 9.78            $ 9.55            $ 13.92
asset
value,
end of
period

17.Total               (.25)%     8.91%      44.13%            (5.88)%           3.25%             (4.50)%           .22%
returnC

18.Net                $ 741,92   $ 653,77   $ 221,37          $ 18,652          $ 19,091          $ 18,161          $ 2,999
assets,               8          4          0
end of
period
(000
omitted)

19.Rati                1.90%H     2.12%      2.38%             2.64%             2.85%             3.07%A,E          1.97%A,H
o of
expense
s to
average
net
assets

20.Rati                1.01%      .05%       (.18)%            .48%              1.48%             1.45%A            .94%A
o of net
investm
ent
income
to
average
net
assets

21.Portf               47%        34%        42%               168%              226%              137%A             47%
olio
turnove   r
   rate


       A    1.ANNUALIZED.
    B    2.APRIL 23, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1990.
    C    TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
    D    INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
    E    EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE LIMITATION.
    F    EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
    G    COMMENCEMENT OF SALE OF CLASS B SHARES JULY 3, 1995.
    H    FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
EQUITY GROWTH    (FORMERLY EQUITY PORTFOLIO GROWTH)
3.Select            Class A
ed
Per-Sha
re Data
and
Ratios


4.Years                1995               1994K             1993             1992C
ended
Novemb
er 30

5.Net               $    28.52            $ 29.50          $ 26.33          $ 23.78
asset
value,
beginnin
g of
period

6.Incom
e from
Investm
ent
Operati
ons

7. Net                  .06                .08              (.07)D           .01D
investm
ent
income
   (loss)

8. Net                  11.54              .39              3.82             2.54
realized
and
unrealiz
ed gain
       (loss)

9. Total                11.60              .47              3.75             2.55
from
investm
ent
operatio
ns

10.Less
Distribut
ions

11. Fro                 (.08)              --               (.08)            --
m net
investm
ent
income

   12. Fr               (.16)              (1.45)           (.50)            --
   om net
   realized
   gain

13.    In               (.05)              --               --               --
   excess
   of     net
realized
gain

14. Tot                 (.29)              (1.45)           (.58)            --
al
distributi
ons

15.Net              $    39.83            $ 28.52          $ 29.50          $ 26.33
asset
value,
end of
period

16.Total                41.11%             1.58%            14.52            10.72
returnE                                                     %                %

17.Net              $    2,051,4          $ 874,1          $ 377,8          $ 22,65
assets,                29                 72               94               5
end of
period
       (000
omitted)

18.Rati                 1.55%              1.71%            1.85%            1.47%A
o of
expense
s to
average
net
       assets

   19.Rati              1.54%G             1.70%G           1.84%G           1.47%A
   o of
   expense
   s to
   average
   net
   assets
   after
   expense
   reductio
   ns

20.Rati                 .21%               .15%             (.24)%           .25%A
o of net
investm
ent
income
   (loss)     to
average
net
assets

21.Portf                97%                137%             160%             240%
olio
turnove   r
   rate


   GLOBAL RESOURCES

   22.Sele                              23.          24.Class A                25.          26.          27.          Class B
   cted
   Per-Sha
   re Data
   and
   Ratios





   28.Year             1995       1994K      1993       1992       1991J      1990       1989      1988B             1995C
   s ended
   October
   31

   29.Net              $ 17.56    $ 17.59    $ 13.88    $ 14.11    $ 12.30    $ 12.60    $ 11.47   $ 10.00           $ 18.87
   asset
   value,
   beginnin
   g of
   period

   30.Inco
   me from
   Investm
   ent
   Operati
   ons

   31. Ne               (.05)D      (.11)D      .22        (.10)      (.15)      (.10)I     .10     (.05)             (.03)D
   t
   investm
   ent
   income
   (loss)

   32. Ne               2.00       .76        4.91       .79        2.45       .93        1.96      1.52              .39
   t
   realized
   and
   unrealiz
   ed gain
   (loss)

   33. Tot              1.95       .65        5.13       .69        2.30       .83        2.06      1.47              .36
   al from
   investm
   ent
   operatio
   ns

   34.Less
   Distribut
   ions

   35. Fr               --         --         --         --         --         (.08)      --       --                --
   om net
   investm
   ent
   income

   36. Fr               (.26)      (.68)      (1.42)     (.92)      (.49)      (1.05)     (.93)    --                --
   om net
   realized
   gain

   37. Tot              (.26)      (.68)      (1.42)     (.92)      (.49)      (1.13)     (.93)     --                --
   al
   distributi
   ons

   38.Net              $ 19.25    $ 17.56    $ 17.59    $ 13.88    $ 14.11    $ 12.30    $ 12.60   $ 11.47           $ 19.23
   asset
   value,
   end of
   period

   39.Total             11.40%     3.97%      41.05%     5.97%      19.50%     6.37%      19.63%    14.70%            1.91%
   returnE

   40.Net              $ 272,97   $ 199,36   $ 40,309   $ 7,087    $ 5,940    $ 4,615    $ 2,049   $ 916             $ 2,508
   assets,             9            1
   end of
   period
   (000
   omitted)

   41.Rati              1.86%F     2.10%      2.63%     3.27%H     3.35%H     3.34%H      3.23%     2.85%A           2.23%A,F
   o of
   expense
   s to
   average
   net
   assets

   42.Rati             1.84%G    2.07%G     2.62%G      3.27%      3.35%      3.34%      3.23%     2.85%A            2.21%A,G
   o of
   expense
   s to
   average
   net
   assets
   after
   expense
   reductio
   ns

   43.Rati              (.30)%     (.67)%     (1.18)%    (1.22)%    (1.28)%    (1.13)%    .83%      (.64)%A          (.67)%A
   o of net
   investm
   ent
   income
   (loss) to
   average
   net
   assets

   44.Portf             161%       125%       208%       248%       256%       229%       249%      220%A             161%
   olio
   turnover
   rate


       A    ANNUALIZED
    B    DECEMBER 29, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1988.
    C    COMMENCEMENT OF SALE OF EQUITY GROWTH CLASS A SHARES SEPTEMBER 10,
1992; COMMENCEMENT OF SALE OF GLOBAL RESOURCES CLASS B SHARES JULY 3, 1995.
    D    NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING.
    E    TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
    F    FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
    G    FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.
    H    EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION.
    I    NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.17 PER SHARE.
    J    AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF
EQUALIZATION ACCOUNTING.
    K    EFFECTIVE DECEMBER 1, 1993 AND NOVEMBER 1, 1993, EQUITY GROWTH AND
GLOBAL RESOURCES, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
GROWTH OPPORTUNITIES
45.Sele           Class A
   cted
   Per-Sha
   re Data
   and
   Ratios




   46.Year             1995        1994G       1993        1992       1991       1990       1989              1988B
   s ended
   October
   31

   47.Net              $ 26.62     $ 25.39     $ 21.14     $ 20.58    $ 12.99    $ 16.53    $ 14.27           $ 10.00
   asset
   value,
   beginnin
   g of
   period

   48.Inco
   me from
   Investm
   ent
   Operati
   ons

   49. Ne               .39         .22         .08         .14        .06        .18C       .02               .05
   t
   investm
   ent
   income

   50. Ne               5.31        1.92        5.56        2.04       7.70       (2.50)     3.03              4.22
   t
   realized
   and
   unrealiz
   ed gain
   (loss)
   on
   investm
   ents

   51. Tot              5.70        2.14        5.64        2.18       7.76       (2.32)     3.05              4.27
   al from
   investm
   ent
   operatio
   ns

   52.Less
   Distribut
   ions

   53. Fr               (.27)       (.07)       (.13)       (.09)      (.17)      (.05)      (.03)             --
   om net
   investm
   ent
   income

   54. Fr               (1.16)      (.84)       (1.26)      (1.53)     --         (1.17)     (.76)             --
   om net
   realized
   gain

   55. Tot              (1.43)      (.91)       (1.39)      (1.62)     (.17)      (1.22)     (.79)             --
   al
   distributi
   ons

   56.Net              $ 30.89     $ 26.62     $ 25.39     $ 21.14    $ 20.58    $ 12.99    $ 16.53           $ 14.27
   asset
   value,
   end of
   period

   57.Total             22.88%      8.71%       28.11%      12.09%     60.25%     (15.05)    22.69%            42.70%
   returnE

   58.Net              $ 9,690,9   $ 4,598,6   $ 2,054,9   $ 580,59  $ 213,09   $ 51,122   $ 34,351          $ 8,097
   assets,             92             68          88          5         5
   end of
   period
   (000
   omitted)

   59.Rati              1.59%       1.63%       1.65%       1.60%      1.73%      2.00%      2.45%             2.52%A,F
   o of
   expense
   s to
   average
   net
   assets

   60.Rati              1.58%D      1.62%D      1.64%D      1.60%      1.73%      2.00%      2.45%             2.52%A
   o of
   expense
   s to
   average
   net
   assets
   after
   expense
   reductio
   ns

   61.Rati              1.56%       1.12%       .43%        .80%       .47%       1.49%      .31%              .82%A
   o of net
   investm
   ent
   income
   to
   average
   net
   assets

   62.Portf             39%         43%         69%         94%        142%       136%       163%              143%A
   olio
   turnover
   rate


       A    ANNUALIZED.
    B    NOVEMBER 18, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1988.
    C    NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.09 PER SHARE.
    D    FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.
    E    TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
    F    EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
    G    EFFECTIVE NOVEMBER 1, 1993 THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
STRATEGIC OPPORTUNITIES

   63.Sele           Class A                                                                      Class B
   cted
   Per-Sha
   re Data
   and
   Ratios





    64.Year
 1995     1994D   1994E,H 1993E   1992E,I 1991E    1990E    1989E    1988E    1987E    1986B    1995       1994D       1994C
 s ended
 Decemb
 er 31

 65.Net
 $ 18.70  $ 19.96 $ 22.52 $ 19.53 $ 21.38 $ 17.21  $ 19.55  $ 15.53  $ 19.06  $ 16.71  $ 17.81  $ 18.57   $ 19.98     $ 19.65
 asset
 value,
 beginnin
 g of
 period

 66.Inco
 me from
 Investm
 ent
 Operati
 ons

 67. Ne
  .39     .10M    .39M    .33     .61     .66      .70      .50      .42      .46      .08J      .38          .06M         .05M
 t
 investm
 ent
 income

 68. Ne
  6.73    (.75)   (.81)   4.44    .58     4.26     (2.49)   4.08     (1.80)   2.95     (1.18)   6.54         (.74)        .28
 t
 realized
 and
 unrealiz
 ed gain
  (loss)

 69. Tot
  7.12    (.65)   (.42)   4.77    1.19    4.92     (1.79)   4.58     (1.38)   3.41     (1.10)   6.92         (.68)        .33
 al from
 investm
 ent
 operatio
 ns

 70.Less
 Distribut
 ions

 71. Fr
  (.39)   (.35)   (.43)   (.57)   (.62)   (.75)    (.55)    (.56)    (.24)    (.09)    --       (.38)        (.47)        --
 om net
 investm
 ent
 income

 72. Fr
  (.55)   (.26)   (1.71)  (1.21)  (2.42)      --   --       --       (1.91)   (.97)    --       (.55)        (.26)        --
 om net
 realized
 gain

 73. Tot
  (.94)   (.61)   (2.14)  (1.78)  (3.04)  (.75)    (.55)    (.56)    (2.15)   (1.06)   --       (.93)        (.73)        --
 al
 distributi
 ons

 74.Net
 $ 24.88  $ 18.70 $ 19.96 $ 22.52 $ 19.53 $ 21.38  $ 17.21  $ 19.55  $ 15.53  $ 19.06  $ 16.71  $ 24.56     $ 18.57      $ 19.98
 asset
 value,
 end of
 period

 75.Total
  38.16%  (3.26)  (2.24)  26.33   7.26%   29.51%   (9.49)   30.45%   (4.98)   21.43%   (6.18)   37.35%       (3.41)%      1.68%
 returnG   %       %       %                        %                 %                 %

 76.Net
 $ 619,99 $ 375,6 $ 385,3 $ 269,8 $ 194,7 $ 199,6  $ 172,0  $ 198,1  $ 191,4  $ 283,1  $ 22,14  $ 87,566     $ 17,090    $ 8,824
 assets,
3         91      49      83      10      04       86       74       54       17       1
 end of
 period
 (000
 omitted)

 77.Ratio
  1.61%F  1.73%A,N 1.85%  1.57%L  1.46%   1.56%    1.59%    1.51%    1.71%    1.67%K   1.50%A,K 2.11%        2.58%A       2.63%A,N
 of
 expense
 s to
 average
 net
 assets

 78.Ratio
  1.61%   1.73%A,F 1.84%F 1.57%L  1.46%   1.56%    1.59%    1.51%    1.71%    1.67%    1.50%A   2.10%F       2.53%A,F     2.63%A,F
 of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

 79.Rati
  1.90%   2.03%A  1.89%   2.06%   3.22%   3.61%    3.70%    3.23%    3.10%    2.36%    2.77%A   1.40%        1.22%A       1.11%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 80.Portf
  142%    228%A   159%    183%    211%    223%     114%     89%      160%     225%     225%     142%         228%A        159%
 olio
 turnover
 rate


EQUITY INCOME
81.Sele       Class A                            Class B
cted
Per-Sha
re Data
and
Ratios


 Year   s             1995           1994H                1993              1992C            1995           1994C
ended
Novembe
r 30

82.Net                $ 15.96        $ 14.86              $ 12.86           $ 12.37          $ 15.94        $ 15.21
asset
value,
beginnin
g of
period

83.Inco
me from
Investm
ent
Operati
ons

84. Ne                 .31            .28M                  .33               .13              .26            .08M
t
investm
ent
income

85. Ne                 4.26           1.03                 1.97              .47              4.23           .72
t
realized
and
unrealiz
ed gain
(loss)

86. Tot                4.57           1.31                 2.30              .60              4.49           .80
al from
investm
ent
operatio
ns

87.Less
Distribut
ions

88. Fr                 (.30)          (.21)                (.30)             (.11)            (.25)          (.07)
om net
investm
ent
income

89. Fr                 (.28)          --                   --                --               (.28)          --
om net
realized
gain

90. Tot                (.58)             (.21)             (.30)             (.11)            (.53)             (.07)
al
distributi
ons

91.Net                $ 19.95        $ 15.96              $ 14.86           $ 12.86          $ 19.90        $ 15.94
asset
value,
end of
period

92.Total               29.46%         8.84%                18.03%            4.88%            28.95%         5.25%
returnG

93.Net                $ 880,05       $ 1   79,50          $ 42,326          $ 1,462          $ 270,10       $ 35   ,373
assets,               4                 1                                                    1
end of
period
   (000
   omitted)

94.Rati                1.48%          1.67%                1.77%             1.55%A           1.85%          2.24%A
o of
expense
s to
average
net
assets

   95.Rati             1.47%F             1.64%F             1.77%             1.55%A           1.84%F            2.18%A,F
   o of
   expense
   s to
   average
   net
   assets
   after
   expense
   reductio
   ns

96.Rati                1.78%          1.69%                2.02%             3.39%A           1.41%          1.15%A
o of net
investm
ent
income
to
average
net
assets

97.Portf               80%            140%                 120%              51%              80%            140%
olio
turnover
   rate


       A    ANNUALIZED.
    B    AUGUST 20, 1986 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO
SEPTEMBER 30, 1986.
    C    COMMENCEMENT OF SALE OF EQUITY INCOME CLASS A SHARES SEPTEMBER 10,
1992; COMMENCEMENT OF SALE OF EQUITY INCOME AND STRATEGIC OPPORTUNITIES CLASS B SHARES JUNE 30, 1994.
    D    FOR THE THREE MONTHS ENDED DECEMBER 31, 1994.
    E    YEAR ENDED SEPTEMBER 30.
    F    FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.
    G    TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD FMR NOT REIMBURSED CERTAIN EXPENSES DURING THE PERIODS SHOWN.
    H    EFFECTIVE OCTOBER 1, 1993 AND DECEMBER 1, 1993, STRATEGIC
OPPORTUNITIES AND EQUITY INCOME, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
    I    AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF
EQUALIZATION ACCOUNTING.
    J    NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
UNDISTRIBUTED NET INVESTMENT INCOME PER SHARE AT THE END OF THE PERIOD LESS THE AMOUNT OF UNDISTRIBUTED NET INVESTMENT INCOME PER SHARE OF THE FUND AT AUGUST 20, 1986.
    K    EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION. IN ADDITION, DURING THE PERIOD JULY 1, 1986 THROUGH OCTOBER 31, 1987 FMR VOLUNTARILY WAIVED .05% OF THE ANNUAL INDIVIDUAL FUND FEE OF .35%. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
    L    INCLUDES REIMBURSEMENT OF $.03 PER SHARE FROM FMR FOR ADJUSTMENTS
TO PRIOR PERIODS' FEES.
    M    NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
    N    FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
INCOME & GROWTH
98.Sele       Class A
cted
Per-Sha
re Data
and
Ratios




   99.Year        1995         1994F    1993        1992       1991       1990       1989       1988         1987B
s ended
October
31

100.Net            $ 14.67     $ 15.91  $ 14.41     $ 14.13    $ 10.41    $ 12.77    $ 11.07    $ 9.44       $ 10.00
asset
value,
beginnin
g of
period

101.Inc
ome
from
Investm
ent
Operati
ons

102. Ne             .59      .38         .48         .50        .51        .56        1.01G      .62          .27
t
investm
ent
income

103. Ne             .54      (.79)       2.18        .85        3.74       (1.34)     1.27       1.56         (.63)
t
realized
and
unrealiz
ed gain
(loss)

104. Tot            1.13     (.41)       2.66        1.35       4.25       (.78)      2.28        2.18         (.36)
al from
investm
ent
operatio
ns

105.Les
s
Distribut
ions

106. Fr           (.50)     (. 28 )     (.56)         (.46)        (.53)        (1.06)       (.58)        (.55)        (.20)
om net
investm
ent
income

 107. In           --       (.02)        --            --           --           --           --           --           --
 excess
 of net
 investm
 ent
 income

108. Fr           --        (.49)      (.60)         (.61)        --           (.52)        --           --           --
om net
realized
gain

 109. Re          --        (.04)       --            --           --           --           --           --           --
 turn of
 capital

110. Tot        (.50)        (.83)    (1.16)        (1.07)       (.53)        (1.58)       (.58)        (.55)        (.20)
al
distributi
ons

111.Net        $ 15.30      $ 14.67    $ 15.91       $ 14.41      $ 14.13      $ 10.41      $ 12.77      $ 11.07      $ 9.44
asset
value,
end of
period

112.Tot        7.85%        (2.69)%      19.66%        10.27%       41.73%       (7.15)%      21.15%       23.66%       (3.90)%
al
returnE

113.Net       $ 3,441,1    $ 3,128,7    $ 1,654,1     $ 397,67     $ 135,53     $ 60,934     $ 46,139     $ 36,224     $ 34,376
assets,       41           76           24            2            3
end of
period
(000
omitted)

114.Rat       1.47%        1.59%         1.52%         1.60%        1.71%        1.85%        1.91%        2.06%        2.06%A
io of
expense
s to
average
net
assets

 115.Rat       1.46%H        1.58%H     1.51%H        1.60%        1.71%        1.85%        1.91%        2.06%        2.06%A
 io of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

116.Rat       3.99%        3.79%         3.24%         3.97%        4.19%        5.29%        8.80%        5.83%        3.95%A
io of net
investm
ent
income
to
average
net
assets

117.Por       297%          202 %        200%          389%         220%         297%         151%         204%         206%A
tfolio
turnover
rate


 EMERGING MARKETS INCOME
118.Sel      Class A           Class B
 ected
 Per-Sha
 re Data
 and
 Ratios


 119.Yea        1995         1994C        1995        1994D
 r ended
 Decemb
 er 31

 120.Net        $ 9.520      $ 10.000     $ 9.520     $ 9.700
 asset
 value,
 beginnin
 g of
 period

 121.Inc
 ome
 from
 Investm
 ent
 Operati
 ons

 122. Ne         .860         .356         .835        .167
 t
 investm
 ent
 income

 123. Ne         (.323)       (.073)       (.342)      .227
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 124. Tot        .537         .283         .493        .394
 al from
 investm
 ent
 operatio
 ns

 125.Les
 s
 Distribut
 ions

 126. Fr         (.777)       (.353)       (.713)      (.220)
 om net
 investm
 ent
 income

 127. In         --           (.150)       --          (.094)
 excess
 of net
 investm
 ent
 income

 128. Fr         --           (.010)       --          (.010)
 om net
 realized
 gain

 129. In         --           (.250)       --          (.250)
 excess
 of net
 realized
 gain

 130. Tot        (.777)       (.763)       (.713)      (.574)
 al
 distributi
 ons

 131.Net        $ 9.280      $ 9.520      $ 9.300     $ 9.520
 asset
 value,
 end of
 period

 132.Tot         6.99%        2.47%        6.38%       3.67%
 al
 returnE

 133.Net        $ 36,205     $ 30,029     $ 9,486     $ 5,034
 assets,
 end of
 period
 (000
 omitted)

 134.Rat         1.50%I       1.50%A,I    2.25%I       2.25%A,I
 io of
 expense
 s to
 average
 net
 assets

 135.Rat         9.32%        6.60%A        8.48%       5.86%A
 io of net
 investm
 ent
 income
 to
 average
 net
 assets

 136.Por         305%         354%A         305%        354%A
 tfolio
 turnover
 rate


  A  ANNUALIZED.
 B  JANUARY 6, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
 C  3.MARCH 10, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
 D  COMMENCEMENT OF SALE OF EMERGING MARKETS INCOME CLASS B SHARES JUNE 30,
1994.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 G NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $ .26 PER SHARE.
 H FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
 I 1.FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
HIGH YIELD

 2.Select                    Class A                                Class B
 ed
 Per-Sha
 re Data
 and
 Ratios





 3.Years
1995       1994D      1993       1992       1991       1990         1989         1988         1987B        1995         1994C
 ended
 October
 31

 4.Net
$ 11.220   $ 12.010   $ 11.070   $ 10.120   $ 8.150    $ 8.970      $ 9.860      $ 9.090      $ 10.000     $ 11.210     $ 11.300
 asset
 value,
 beginnin
 g of
 period

 5.Incom
 e from
 Investm
 ent
 Operati
 ons

 6. Net
 .930G      .848       .980       1.146      1.115      1.144      1.237        1.165        .878         .794G        .223
 investm
 ent
 income

 7. Net
 .680       (.537)     1.153      .975       1.948      (.820)       (.890)       .770         (.910)       .721         (.118)
 realized
 and
 unrealiz
 ed gain
 (loss)

 8. Total
1.610      .311       2.133      2.121      3.063      .324         .347         1.935        (.032)       1.515        .105
 from
 investm
 ent
 operatio
 ns

 9.Less
 Distribut
 ions

 10. Fr
(.920)     (.851)     (.963)     (1.171)    (1.093)    (1.144)    (1.237)      (1.165)      (.878)       (.835)       (.195)
 om net
 investm
 ent
 income

 11. Fro
--         (.250)     (.230)     --         --         --           --           --           --           --           --
 m net
 realized
 gain

 12. Tot
(.920)     (1.101)    (1.193)    (1.171)    (1.093)    (1.144)    (1.237)      (1.165)      (.878)       (.835)       (.195)
 al
 distributi
 ons

 13.Net
$ 11.910   $ 11.220   $ 12.010   $ 11.070   $ 10.120   $ 8.150      $ 8.970      $ 9.860      $ 9.090      $ 11.890     $ 11.210
 asset
 value,
 end of
 period

 14.Total
15.05%     2.64%      20.47%     21.96%     39.67%     3.58%        3.34%        22.14%       (.81)%       14.12%       .94%
 returnE

 15.Net
$ 1,204,   $ 679,62   $ 485,55   $ 136,31   $ 38,681   $ 15,134     $ 13,315     $ 11,900     $ 9,077      $ 155,73     $ 16,959
 assets,
495        3          9          6                                                                         0
 end of
 period
 (000
 omitted)

 16.Rati
1.15%      1.20%      1.11%      1.10%F       1.10%F     1.10%F     1.10%F       1.10%F       1.24%A,F     2.01%        2.20%A
 o of
 expense
 s to
 average
 net
 assets

 17.Rati
8.32%      6.92%      8.09%      9.95%      12.20%     12.72%       12.98%       11.86%       10.74%A      7.46%        5.92%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 18.Portf
112%       118%       79%        100%       103%       90%          131%         135%         166%A        112%         118%
 olio
 turnover
 rate


 STRATEGIC INCOME
19.Sele      Class A           Class B
 cted
 Per-Sha
 re Data
 and
 Ratios


 20.Year        1995         1994C        1995         1994C
 ended
 Decemb
 er 31

 21.Net         $ 9.920      $ 10.000     $ 9.910      $ 10.000
 asset
 value,
 beginnin
 g of
 period

 22.Inco
 me from
 Investm
 ent
 Operati
 ons

 23. Ne          .885         .064G        .820         .072G
 t
 investm
 ent
 income

 24. Ne          1.231        (.046)       1.237        (.078)
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 25. Tot         2.116        .018         2.057        (.006)
 al from
 investm
 ent
 operatio
 ns

 26.Less
 Distribut
 ions

 27. Fr          (.806)       (.098)       (.727)       (.084)
 om net
 investm
 ent
 income

 28. Fr          (.230)       --           (.230)       --
 om net
 realized
 gain

 29. Tot         (1.036)      (.098)       (.957)       (.084)
 al
 distributi
 ons

 30.Net         $ 11.000     $ 9.920      $ 11.010     $ 9.910
 asset
 value,
 end of
 period

 31.Total        22.02%       .17%         21.35%       (.06)%
 returnE

 32.Net         $ 52,626     $ 10,687     $ 26,654     $ 9,379
 assets,
 end of
 period
 (000
 omitted)

 33.Rati         1.35%F       1.35%A,F     2.10%F       2.10%A,F
 o of                             ,                              ,
 expense
 s to
 average
 net
 assets

 34.Rati         7.28%        5.80%A       6.53%        5.06%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 35.Portf        193%         104%A        193%         104%A
 olio
 turnover
 rate


  A  ANNUALIZED.
 B  JANUARY 5, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
 C COMMENCEMENT OF SALE OF HIGH YIELD CLASS B SHARES JUNE 30, 1994; COMMENCEMENT OF SALE OF STRATEGIC INCOME CLASS A & CLASS B SHARES OCTOBER 31, 1994.
 D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
GOVERNMENT INVESTMENT

36.Sele                     Class A                                Class B
cted
Per-Sha
re Data
and
Ratios





37.Year
1995      1994E      1993       1992         1991         1990        1989        1988        1987B        1995        1994C
s ended
October
3 1

38.Net
$ 8.960   $ 10.140  $ 9.730    $ 9.590      $ 9.150      $ 9.310     $ 9.260     $ 9.200     $ 10.000     $ 8.950     $ 9.100
asset
value,
beginnin
g of
period

39.Inco
me from
Investm
ent
Operati
ons

40. Ne
 .594      .515     .567       .666       .700         .735        .773        .769        .614         .542        .144
t
investm
ent
income

41. Ne
 .701      (1.031)  .601      .125         .419         (.160)      .050        .060        (.800)       .693        (.137)
t
realized
and
unrealiz
ed gain
(loss)

42. Tot
1.295     (.516)    1.168    .791         1.119        .575        .823        .829        (.186)       1.235       .007
al from
investm
ent
operatio
ns

43.Less
Distribut
ions

44. Fr
(.585)    (.504)    (.558)   (.651)       (.679)       (.735)      (.773)      (.769)      (.614)       (.515)      (.157)
om net
investm
ent
income

45. Fr
--        (.130)    (.200)    --           --          --          --          --          --           --          --
om net
realized
gain

 46. In
--        (.030)       --     --          --           --          --          --          --           --          --
 excess
 of net
 realized
 gain

47. Tot
(.585)    (.664)    (.758)      (.651)       (.679)       (.735)      (.773)      (.769)      (.614)       (.515)       (.157)
al
distributi
ons

48.Net
$ 9.670   $ 8.960   $ 10.140   $ 9.730      $ 9.590      $ 9.150     $ 9.310     $ 9.260     $ 9.200      $ 9.670     $ 8.950
asset
value,
end of
period

49.Total
14.91%    (5.27)%    12.53%    8.49%        12.65%     6.48%       9.37%       9.34%       (1.84)%      14.19%      .10%
returnD

50.Net
$ 208,62  $ 114,45  $ 69,876  $ 23,281     $ 13,058   $ 9,822     $ 8,203     $ 6,590     $ 4,584      $ 11,766    $ 2,062
assets,
0         3
end of
period
(000
omitted)

51.Rati
 .89%F    .74%F      .68%F        1.10%F       1.10%F       1.10%F      1.10%F      1.10%F      1.29%A,F     1.65%F     1.70%A,F
o of
expense
s to
average
net
assets

52.Rati
6.34%     6.18%      6.11%      6.98%        7.47%        8.04%      8.45%       8.30%       8.12%A       5.58%       5.22%A
o of net
investm
ent
income
to
average
net
assets

53.Portf
261%      313%      333%       315%          54%          31%         42%         44%         32%A         261%       313%
olio
turnover
 rate


 INTERMEDIATE BOND (FORMERLY  LIMITED TERM BOND )
54.Sele          Class A                Class B
cted
Per-Sha
re Data
and
Ratios


 Years              1995         1994E        1993         1992C        1995        1994C
ended
Novembe
r 30

55.Net              $ 10.260     $ 11.140     $ 10.640     $ 10.960     $ 10.250    $ 10.430
asset
value,
beginnin
g of
period

56.Inco
me from
Investm
ent
Operati
ons

57. Ne               .649         .609         .785         .170         .579        . 204
t
investm
ent
income

58. Ne               .491         (.876)       .511         (.320)       .483        (.178)
t
realized
and
unrealiz
ed gain
  (loss)

59. Tot              1.140        (.267)       1.296        (.150)       1.062       .02 6
al from
investm
ent
operatio
ns

60.Less
Distribut
ions

61. Fr               (.640)       (.555)       (.796)       (.170)       (.562)      (. 187 )
om net
investm
ent
income

 62. Re              --           (.058)       --           --           --           (.019)
 turn of
 capital

63. Tot              (.640)       (.613)       (.796)       (.170)       (.562)       (.206)
al
distributi
ons

64.Net              $ 10.760     $ 10.260     $ 11.140     $ 10.640     $ 10.750    $ 10.250
asset
value,
end of
period

65.Total             11.43%       (2.44)%      12.50%       (1.37)%      10.62%      .24%
returnD

66.Net              $ 228,43     $ 141,86     $ 59,184     $ 2,583      $ 15,830    $ 3 ,156
assets,             9            6
end of
period
( 000
 omitted )

67.Rati              .94%F        1.02%F       1.23%        .82%A        1.70%F      1.65%A,F
o of
expense
s to
average
net
assets

68.Rati              6.20%        6.04%        6.81%        7.67%A       5.44%       5.42%A
o of net
investm
ent
income
to
average
net
assets

69.Portf             189%         68%          59%          7%           189%        68%
olio
turnover
 rate


A ANNUALIZED.
B JANUARY 7, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
C COMMENCEMENT OF SALE OF INTERMEDIATE BOND CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF GOVERNMENT INVESTMENT AND INTERMEDIATE BOND CLASS B SHARES JUNE 30, 1994.
D TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGE S AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE NOVEMBER 1, 1993 AND DECEMBER 1, 1993, GOVERNMENT INVESTMENT AND INTERMEDIATE BOND, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SHORT FIXED-INCOME

70.Sele                         Class A
cted
Per-Sha
re Data
and
Ratios





71.Year    1995         1994E,G      1993         1992         1991         1990         1989         1988        1987B
s ended
October
31

72.Net     $ 9.480      $ 10.090     $ 9.950      $ 9.870      $ 9.620      $ 9.950      $ 9.940      $ 10.060    $ 10.000
asset
value,
beginnin
g of
period

73.Inco     .403         .479         .732         .830         .848         .868         .832         .852        .101
me from
Investm
ent
Operati
ons
 Net
investm
ent
income

74. Ne      .148         (.501)       .146         .071         .270         (.330)       .010         (.120)      .060
t
realized
and
unrealiz
ed gain
(loss)

75. Tot     .551         (.022)       .878         .901         1.118        .538         .842         .732        .161
al from
investm
ent
operatio
ns

76.Less      (.407)       (.464)       (.738)       (.821)       (.868)       (.868)       (.832)       (.852)      (.101)
Distribut
ions
 From
net
investm
ent
income

 77. In        --           (.044)       --           --           --           --           --           --           --
 excess
 of net
 investm
 ent
 income

 78. Re       (.154)       (.080)       --           --           --           --           --           --           --
 turn of
 capital

 79. Tot        (.561)       (.588)       (.738)       (.821)       (.868)       (.868)       (.832)       (.852)       (.101)
 al
 Distribut
 ions

80.Net      $ 9.470      $ 9.480      $ 10.090     $ 9.950      $ 9.870      $ 9.620      $ 9.950      $ 9.940     $ 10.060
asset
value,
end of
period

81.Total     6.05%        (.22)%       9.13%        9.44%        12.19%       5.59%        8.89%        7.56%       1.61%
returnD

82.Net      $ 546,54     $ 787,92     $ 654,20     $ 170,55     $ 25,244     $ 13,062     $ 12,394     $ 13,433    $ 3,252
assets,     6            6            2            8
end of
period
(000
omitted)

83.Rati     .89%         .97%         .95%         .90%F        .90%F        .90%F        .90%F        .90%F       .90%A,F
o of
expense
s to
average
net
assets

84.Rati      6.05%        5.91%        6.77%        7.59%        8.50%        8.86%        8.45%        8.39%       7.65%A
o of net
investm
ent
income
to
average
net
assets

85.Portf     179%         108%         58%          57%          127%         144%         157%         178%        119%A
olio
turnover
rate


HIGH INCOME MUNICIPAL

86.Sele                         Class A                          Class B
cted
Per-Sha
re Data
and
Ratios





87.Year
1995       1994E      1993       1992       1991       1990       1989       1988      1987B           1995        1994C
s ended
October
31

88.Net
$ 11.220   $ 12.720   $ 11.650   $ 11.410   $ 10.870   $ 10.820   $ 10.460   $ 9.850   $ 10.000        $ 11.210    $ 11.610
asset
value,
beginnin
g of
period

89.Inco
me from
Investm
ent
Operati
ons

90. Ne
 .700       .689       .710       .774       .803       .811       .800       .750      .092            .612        .188
t
in terest
income

91. Ne
 .660      (1.430)    1.100      .250       .660       .150       .410       .610      (.150)          .650        (.400)
t
realized
and
unrealiz
ed gain
(loss)

92. Tot
1.360      (.741)     1.810      1.024      1.463      .961       1.210      1.360     (.058)          1.262       (.212)
al from
investm
ent
operatio
ns

93.Less
Distribut
ions

94. Fr
(.700)     (.689)     (.710)     (.774)     (.803)     (.811)     (.800)     (.750)    (.092)          (.612)      (.188)
om net
in terest
income

95. Fr
--         (.060)     (.030)     (.010)     (.120)     (.100)     (.050)     --        --              --          --
om net
realized
gain

96. In
--         (.010)     --         --         --         --         --         --        --              --          --
excess
of net
realized
gain

97. Tot
(.700)     (.759)     (.740)     (.784)     (.923)     (.911)     (.850)       (.750)      (.092)            (.612)       (.188)
al
distributi
ons

98.Net
$ 11.880   $ 11.220   $ 12.720   $ 11.650   $ 11.410   $ 10.870   $ 10.820   $ 10.460    $ 9.850           $ 11.860    $ 11.210
asset
value,
end of
period

99.Total
12.50%     (6.03)%    15.95%     9.21%      14.02%     9.28%      12.05%     14.22%      (.58)%            11.57%      (1.86)%
returnD

100.Net
$ 565,13   $ 544,42   $ 497,57   $ 156,65   $ 67,135   $ 22,702   $ 6,669    $ 3,290     $ 1,275           $ 32,395    $ 9,968
assets,
1          2          5          9
end of
period
(000
omitted)

101.Rat
 .91%       .89%       .92%       .90%F      .90%F      .90%F      .90%F        .89%F       .80%A,F      1.86%F      2.09%A
io of
expense
s to
average
net
assets

102.Rat
6.06%      5.78%      5.59%      6.59%      7.08%      7.37%      7.60%        7.33%       7.24%A        5.18%       4.58%A
io of net
in terest
income
to
average
net
assets

103.Por
37%        38%        27%        13%        10%        11%        27%          19%          0%          37%         38%
tfolio
turnover
 rate


A ANNUALIZED.
B SEPTEMBER 16, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
C COMMENCEMENT OF SALE OF  HIGH INCOME MUNICIPAL  CLASS B SHARES JUNE 30,
1994 .
D TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGE S AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 G  AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH PRESENT PERIOD ACCOUNTING
POLICIES.
INTERMEDIATE MUNICIPAL INCOME (FORMERLY  LIMITED TERM TAX-EXEMPT )
104.Sel          Class A                 Class B
ected
Per-Sha
re Data
and
Ratios


 Years              1995        1994D       1993       1992C            1995       1994C,D
ended
Novembe
r 30

105.Net             $ 9.400     $ 10.46     $ 11.08    $ 11.01          $ 9.400    $ 9.890
asset                                0           0          0
value,
beginnin
g of
period

106.Inc
ome
from
Investm
ent
Operati
ons

107. Ne              .451        .455        .508       .131             .373       .155
t
int erest
income

108. Ne              .980        (1.040      .260       .070             .980       (.490)
t                                    )
realized
and
unrealiz
ed gain
(loss)

109. Tot             1.431       (.585)      .768       .201             1.353      (.335)
al from
investm
ent
operatio
ns

110.Les
s
Distribut
ions

111. Fr              (.451)      (.455)      (.508)     (.131)           (.373)     (.155)
om net
in terest
income

112. Fr              --          --          (.880)     --               --         --
om net
realized
gain

 113. In        --          (.020)      --          --         --         --
 excess
 of net
 realized
 gain

114. Tot             (.451)      (.475)      (1.388     (.131)           (.373)      (.155)
al                                                    )
distributi
ons

115.Net             $ 10.38     $ 9.400     $ 10.4     $ 11.08          $ 10.38    $ 9.400
asset               0                            60         0                0
value,
end of
period

116.Tot              15.49       (5.78)      7.72%      1.3 7 %     14.60      (3.44 )
al                  %           %                                            %           %
returnE

117.Net             $ 62,85     $ 57,38     $ 39,8     $  1,75     $ 6,226    $  1,682
assets,             2           2           00          2
end of
period
( 000
 omitted )

118.Rat              .94%F       .90%F       .90%F      1.04%A,F    1.68%F      1.65%A,F
io of                                                                  ,                      ,
expense
s to
average
net
assets

119.Rat              4.56%       4.49%       4.76%      5.65%A      3.71%      3.74%A
io of net
in terest
income
to
average
net
assets

120.Por              53%         53%         46%        36%              53%        53%
tfolio
turnover
 rate


 SHORT-INTERMEDIATE MUNICIPAL INCOME (FORMERLY  SHORT-INTERMEDIATE
TAX-EXEMPT )
121.Sel     Class A
ected
Per-Sha
re Data
and
Ratios

122.Ye            1995        1994B
ar s
ended
Novemb
er 30

123.Net           $ 9.770     $ 10.000
asset
value,
beginnin
g of
period

124.Inc            .430        .259
ome
from
Investm
ent
Operati
ons
 Net
interest
income

125. Ne            .470        (.230)
t
realized
and
unrealiz
ed gain
(loss)

126. Tot           .900        .029
al from
investm
ent
operatio
ns

127.Les            (.430)      (.259)
s
Distribut
ions
 From
net
interest
income

128.Net           $ 10.240    $ 9.770
asset
value,
end of
period

129.Tot            9.38%       .27%
al
returnE

130.Net           $ 29,274    $ 16,563
assets,
end of
period
(000
omitted)

131.Rat            .82%F       .75%A,F
io of
expense
s to
average
net
assets

132.Rat            4.25%       3.74%A
io of net
interest
income
to
average
net
assets

133.Por            80%         111%A
tfolio
turnover
rate

  A  ANNUALIZED.
 B  MARCH 16, 1994 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1994.
 C COMMENCEMENT OF SALE OF INTERMEDIATE MUNICIPAL INCOME CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF INTERMEDIATE MUNICIPAL INCOME CLASS B SHARES JUNE 30, 1994.
 D EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NEW YORK  MUNICIPAL INCOME (FORMERLY NEW YORK TAX-FREE)
134.Sel      Class A     Class B
 ected
 Per-Sha
 re Data
 and
 Ratios

 135.Ye         1995B        1995B
 ars
 ended
 October
 31

 136.Net        $ 10.000     $ 10.000
 asset
 value,
 beginnin
 g of
 period

 137.Inc
 ome
 from
 Investm
 ent
 Operati
 ons

 138. Ne         .084         .074
 t
 investm
 ent
 income

 139. Ne         .400         .390
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 140. Tot        .484         .464
 al from
 investm
 ent
 operatio
 ns

 141.Les
 s
 Distribut
 ions

 142. Fr         (.084)       (.074)
 om net
 investm
 ent
 income

 143.Net        $ 10.400     $ 10.390
 asset
 value,
 end of
 period

 144.Tot         4.85%        4.65%
 al
 returnC

 145.Net        $ 2,033      $ 1,161
 assets,
 end of
 period
 (000
 omitted)

 146.Rat         1.00%        1.75%
 io of          A,D          A,D
 expense
 s to
 average
 net
 assets

 147.Rat         4.16%        3.52%
 io of net      A            A
 investm
 ent
 income
 to
 average
 net
 assets

 148.Por         0%           0%
 tfolio
 turnover
 rate

   A ANNUALIZED
B AUGUST 21, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995
C TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN and/or YIELD. For Overseas, Global Resources, Growth Opportunities, Income & Growth, High Yield, Government Investment, Short Fixed-Income, High Income Municipal,
California Municipal Income   ,     and New York Municipal Income the
fiscal year runs from November 1 to October 31. For Mid Cap, Equity Growth, Large Cap, Equity Income, Intermediate Bond, Intermediate Municipal Income and Short-Intermediate Municipal Income the fiscal year runs from December 1 to November 30. For Strategic Income, Strategic Opportunities and Emerging Markets Income the fiscal year runs from January 1 to December 31.
The tables below show    each class's     performance history. Mid Cap,
Large Cap, and California Municipal Income are expected to commence operations on or about February 26, 1996. For additional charts
   presenting each class's     calendar year performance, see Appendix B,
beginning on page .
GROWTH FUNDS - CLASS A
      Average Annual Total Return    E       Cumulative Total Return    E


                Past 1 year      Past 5 years    10 Years/Life    Past 1 year      Past 5 years    10 Years/Life
                                                 of fund+                                          of fund+

OVER               (0.25)    %      8.76    %       6.99    %        (0.25)    %      52.16    %      45.31    %
SEAS
-
CLASS
A [B]

OVER               (3.74)    %      7.99    %       6.31    %        (3.74)    %      46.83    %      40.22    %
SEAS
-
CLASS
A
(LOAD
ADJ.)
[A]   [B]

EQUIT              41.11    %       25.40    %      19.98    %       41.11    %       210.04          517.98
Y                                                                                         %               %
GROW
TH -
CLASS
A [C]

EQUIT              36.17    %       24.51    %      19.55    %       36.17    %       199.19          496.35
Y                                                                                         %               %
GROW
TH -
CLASS
A
(LOAD
ADJ.)
[A]   [C]

GLOB               11.40    %       15.65    %      15.12    %       11.40    %       106.87          201.95
AL                                                                                        %               %
RESO
URCES
-
CLASS
A [B]

GLOB               7.50    %        14.83    %      14.60    %       7.50    %        99.63    %      191.38
AL                                                                                                        %
RESO
URCES
-
CLASS
A
(LOAD
ADJ.)
[A]   [B]

GROW               22.88    %       25.18    %      21.04    %       22.88    %       207.40          357.17
TH                                                                                        %               %
OPPO
RTUNIT
IES -
CLASS
A [B]

GROW               18.58    %       24.29    %      20.50    %       18.58    %       196.64          341.17
TH                                                                                        %               %
OPPO
RTUNIT
IES -
CLASS
A
(LOAD
ADJ.)
[A]   [B]

STRAT              38.16    %       16.50    %      14.49    %       38.16    %       114.58          286.89
EGIC                                                                                      %               %
OPPO
RTUNIT
IES -
CLASS
A [D]

STRATE             33.32    %       15.67    %      14.08    %       33.32    %       107.07          273.35
GIC                                                                                       %               %
OPPO
RTUNITI
ES -
CLASS
A

       (LOAD
ADJ.)[A
]   [D]

EQUIT              29.46    %       19.81    %      13.64    %       29.46    %       146.88          259.16
Y                                                                                         %               %
INCO
ME -
CLASS
A [C]

EQUIT              24.93    %       18.96    %      13.24    %       24.93    %       138.24          246.59
Y                                                                                         %               %
INCO
ME -
CLASS
A
(LOAD
ADJ.)[
A]   [C]

INCO               7.85    %        14.44    %      11.55    %       7.85    %        96.27    %      162.36
ME &                                                                                                      %
GROW
TH -
CLASS
A [B]

INCO               4.08    %        13.63    %      11.10    %       4.08    %        89.40    %      153.18
ME &                                                                                                      %
GROW
TH -
CLASS
A
(LOAD
ADJ.)[
A][B]


TAXABLE INCOME FUNDS - CLASS A
      Average Annual Total Return    E       Cumulative Total Return    E


                Past 1 year     Past 5 years    10 Years/Life    Past 1 year     Past 5 years    10 Years/Life
                                                of fund+                                         of fund+

EMER               6.99    %       n/a             5.20    %        6.99    %       n/a             9.63    %
GING
MARK
ETS
INCO
ME -
CLASS
A [D]

EMERG              3.24    %       n/a             3.15    %        3.24    %       n/a             5.79    %
ING
MARKET
S
INCOM
E -
CLASS
A
(LOAD
ADJ.)[A]
   [D]

HIGH               15.05    %      19.37    %      13.85    %       15.05    %      142.35          214.26
YIELD                                                                                   %               %
-
CLASS
A [B]

HIGH               11.03    %      18.52    %      13.39    %       11.03    %      133.86          203.26
YIELD                                                                                   %               %
-
CLASS
A
(LOAD
ADJ.)[
A]   [B]

STRAT              22.02    %      n/a             18.72    %       22.02    %      n/a             22.24    %
EGIC
INCO
ME -
CLASS
A [D]

STRAT              17.75    %      n/a             15.16    %       17.75    %      n/a             17.96    %
EGIC
INCO
ME -
CLASS
A
(LOAD
ADJ.)[
A]   [D]

GOVE               14.91    %      8.40    %       7.36    %        14.91    %      49.71    %      87.11    %
RNME
NT
INVES
TMENT
-
CLASS
A [B]

GOVER              10.89    %      7.63    %       6.93    %        10.89    %      44.47    %      80.56    %
NMENT
INVEST
MENT
-
CLASS
A
(LOAD
ADJ.)
[A]   [B]


TAXABLE INCOME FUNDS - CLASS A (CONTINUED)
      Average Annual Total Return    E       Cumulative Total Return    E


                Past 1 year     Past 5 years      10 years/    Life    Past 1 year     Past 5 years       10 years/    Life
                                               of fund   +                                             of fund   +

INTER              11.43    %      8.61    %      8.86    %               11.43    %      51.16    %      133.66
MEDI                                                                                                          %
ATE
BOND
-
CLASS
A [C]

INTER              8.36    %       8.01    %      8.55    %               8.36    %       47.00    %      127.23
MEDI                                                                                                          %
ATE
BOND
-
CLASS
A
(LOAD
ADJ.)[
A]   [C]

SHORT              6.05    %       7.23    %      7.36    %               6.05    %       41.78    %      78.17    %
FIXED
-INCO
ME -
CLASS
A [B]

SHORT              4.46    %       6.91    %      7.16    %               4.46    %       39.65    %      75.49    %
FIXED
-INCO
ME -
CLASS
A

       (LOAD
ADJ.)[
A]   [B]


MUNICIPAL FUNDS - CLASS A
      Average Annual Total Return    E       Cumulative Total Return    E


               Past 1 year     Past 5 years      10 years/    Life    Past 1 year     Past 5 years       10 years/    Life
                                              of fund   +                                             of fund   +

HIGH              12.50    %      8.83    %      9.70    %               12.50    %      52.64    %      112.23
INCO                                                                                                         %
ME
MUNI
CIPAL
-
CLASS
A [B]

HIGH              8.56    %       8.05    %      9.22    %               8.56    %       47.30    %      104.81
INCO                                                                                                         %
ME
MUNI
CIPAL
-
CLASS
A
(LOAD
ADJ.)[
A]   [B]

INTER             15.49    %      6.68    %      7.06    %               15.49    %      38.14    %      97.86    %
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
A [C]

INTER             12.31    %      6.08    %      6.76    %               12.31    %      34.34    %      92.42    %
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
A
(LOAD
ADJ.)[
A]   [C]

SHORT             9.38    %       n/a            5.54    %               9.38    %       n/a             9.68    %
-INTER
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
A [C]

SHORT             7.74    %       n/a            4.62    %               7.74    %       n/a             8.03    %
-INTER
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
A
(LOAD
ADJ.)[
A]   [C]


STATE MUNICIPAL FUNDS - CLASS A
      Average Annual Total Return    E       Cumulative Total Return    E


               Past 1 year   Past 5 years      10 years/    Life    Past 1 year   Past 5 years      10 years/Life
                                            of fund   +                                             of fund+

NEW               n/a           n/a            n/a                     n/a           n/a            4.85    %
YORK
MUNI
CIPAL
INCO
ME -
CLASS
A [B]

NEW               n/a           n/a            n/a                     n/a           n/a            1.18    %
YORK
MUNI
CIPAL
INCO
ME -
CLASS
A
(LOAD
ADJ.)[
A]   [B]


GROWTH FUNDS - CLASS B
      Average Annual Total Return    E       Cumulative Total Return    E




                  Past 1 year      Past 5 years       10 years/    Life    Past 1 year      Past 5 years       10 years/    Life
                                                   of fund   +                                              of fund   +

OVER                 (0.25)    %      8.76    %       6.99    %               (0.25)    %      52.16    %      45.31    %
SEAS
-
CLASS
B    [B]

OVER                 (4.21)    %      8.61    %       6.99    %               (4.21)    %      51.16    %      45.31    %
SEAS
-
CLASS
B
(LOAD
ADJ.)[
A]   [B]

GLOB                 11.28    %       15.62    %      15.11    %              11.28    %       106.66          201.64
AL                                                                                                 %               %
RESO
URCES
-
CLASS
B    [B]

GLOB                 7.28    %        15.51    %      14.60    %              7.28    %        105.66          191.38
AL                                                                                                 %               %
RESO
URCES
-
CLASS
B
(LOAD
ADJ.)[
A]   [B]

STRAT                37.35    %       16.35    %      14.41    %              37.35    %       113.22          284.43
EGIC                                                                                              %               %
OPPO
RTUNIT
IES -
CLASS
B    [D]

STRATE               33.35    %       16.24    %      14.41    %              33.35    %       112.22          284.43
GIC                                                                                               %               %
OPPO
RTUNITI
ES -
CLASS
B
       (LOAD
ADJ.)
       [A]   [D]

EQUIT                28.95    %       19.70    %      13.59    %              28.95    %       145.74          257.49
Y                                                                                                 %               %
INCO
ME -
CLASS
B    [C]

EQUIT                24.95    %       19.60    %      13.59    %              24.95    %       144.74          257.49
Y                                                                                                 %               %
INCO
ME -
CLASS
B
(LOAD
ADJ.)[
A]   [C]


TAXABLE INCOME FUNDS - CLASS B
      Average Annual Total Return   E       Cumulative Total Return   E


               Past 1 year     Past 5 years       10 years/    Life    Past 1 year     Past 5 years       10 years/    Life
                                               of fund   +                                             of fund   +

EMER              6.38    %       n/a             4.58    %               6.38    %       n/a             8.46    %
GING
MARK
ETS
INCO
ME -
CLASS
B    [D]

EMERG             2.47    %       n/a             3.09    %               2.47    %       n/a             5.67    %
ING
MARKET
S
INCOM
E -
CLASS
B
(LOAD
ADJ.)[A]
   [D]

HIGH              14.12    %      19.06    %      13.68    %              14.12    %      139.20          210.19
YIELD                                                                                         %               %
-
CLASS
B    [B]

HIGH              10.12    %      18.96    %      13.39    %              10.12    %      138.20          203.26
YIELD                                                                                         %               %
-
CLASS
B
(LOAD
ADJ.)[
A]   [B]

STRAT             21.35    %      n/a             17.93    %              21.35    %      n/a             21.28    %
EGIC
INCO
ME -
CLASS
B    [D]

STRAT             17.35    %      n/a             15.43    %              17.35    %      n/a             18.28    %
EGIC
INCO
ME -
CLASS
B
(LOAD
ADJ.)[
A]   [D]

GOVE              14.19    %      8.18    %       7.23    %               14.19    %      48.14    %      85.15    %
RNME
NT
INVES
TMENT
-
CLASS
B    [B]

GOVE              10.19    %      8.03    %       6.93    %               10.19    %      47.14    %      80.56    %
RNME
NT
INVEST
MENT
-
CLASS
B
(LOAD
ADJ.)[A
]   [B]

INTER             10.62    %      8.35    %       8.73    %               10.62    %      49.34    %      130.84
MEDI                                                                                                          %
ATE
BOND
-
CLASS
B   [C]

INTER             7.62    %       8.35    %       8.73    %               7.62    %       49.34    %      130.84
MEDI                                                                                                          %
ATE
BOND
-
CLASS
B
(LOAD
ADJ.)[
A]   [C]


MUNICIPAL FUNDS - CLASS B
      Average Annual Total Return   E       Cumulative Total Return   E


               Past 1 year     Past 5 years      10 years/    Life    Past 1 year     Past 5 years       10 years/    Life
                                              of fund   +                                             of fund   +

HIGH              11.57    %      8.54    %      9.52    %               11.57    %      50.66    %      109.48
INCO                                                                                                         %
ME
MUNI
CIPAL
-
CLASS
B    [B]

HIGH              7.57    %       8.40    %      9.22    %               7.57    %       49.66    %      104.81
INCO                                                                                                         %
ME
MUNI
CIPAL
-
CLASS
B
(LOAD
ADJ.)[
A]   [B]

INTER             14.60    %      6.43    %      6.94    %               14.60    %      36.54    %      95.57    %
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
B    [C]

INTER             11.60    %      6.43    %      6.94    %               11.60    %      36.54    %      95.57    %
MEDI
ATE
MUNI
CIPAL
INCO
ME -
CLASS
B
(LOAD
ADJ.)[
A]   [C]


STATE MUNICIPAL FUNDS - CLASS B
      Average Annual Total Return   E       Cumulative Total Return   E


               Past 1 year   Past 5 years      10 years/    Life    Past 1 year   Past 5 years      10 years/    Life
                                            of fund   +                                          of fund   +

NEW               n/a           n/a            n/a                     n/a           n/a            4.65    %
YORK
MUNI
CIPAL
INCO
ME -
CLASS
B    [B]

NEW               n/a           n/a            n/a                     n/a           n/a            0.65    %
YORK
MUNI
CIPAL
INCO
ME -
CLASS
B
(LOAD
ADJ.)[
A]   [B]


   + LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (APRIL 23, 1990 FOR OVERSEAS; DECEMBER 29, 1987 FOR GLOBAL RESOURCES; NOVEMBER 18, 1987 FOR GROWTH OPPORTUNITIES; JANUARY 6, 1987 FOR INCOME & GROWTH; MARCH 10, 1994 FOR EMERGING MARKETS INCOME; JANUARY 5, 1987 FOR HIGH YIELD; OCTOBER 31, 1994 FOR STRATEGIC INCOME; JANUARY 7, 1987 FOR GOVERNMENT INVESTMENT; SEPTEMBER 16, 1987 FOR SHORT FIXED-INCOME AND HIGH INCOME MUNICIPAL; MARCH 16, 1994 FOR SHORT-INTERMEDIATE MUNICIPAL INCOME; AND AUGUST 21, 1995 FOR NEW YORK MUNICIPAL INCOME) THROUGH THE FISCAL YEAR ENDED 1995.
A LOAD ADJUSTED RETURNS INCLUDE THE EFFECT OF PAYING CLASS A'S MAXIMUM 3.50% FRONT-END SALES CHARGE FOR THE EQUITY FUNDS AND BOND FUNDS; 2.75% FOR THE INTERMEDIATE-TERM BOND FUNDS; AND 1.50% FOR THE SHORT-TERM BOND FUNDS.
 LOAD ADJUSTED RETURNS FOR CLASS B SHARES OF THE EQUITY FUNDS AND BOND FUNDS REFLECT CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR THE PERIODS OF:
ONE YEAR OR LESS, 4%; GREATER THAN ONE YEAR TO THREE YEARS, 3%; GREATER THAN THREE TO FOUR YEARS, 2%; GREATER THAN FOUR TO FIVE YEARS, 1%; GREATER THAN FIVE YEARS, 0%. CLASS B SHARE LOAD ADJUSTED RETURNS FOR THE INTERMEDIATE-TERM BOND FUNDS REFLECT CDSCS FOR THE PERIODS OF: ONE YEAR OR LESS, 3%; GREATER THAN ONE YEAR TO TWO YEARS, 2%; GREATER THAN TWO TO THREE YEARS, 1%; GREATER THAN THREE YEARS, 0%.
B FISCAL YEAR ENDED OCTOBER 31, 1995
C FISCAL YEAR ENDED NOVEMBER 30, 1995
D FISCAL YEAR ENDED DECEMBER 31, 1995
E INITIAL OFFERING OF CLASS A SHARES FOR EQUITY GROWTH, EQUITY INCOME, INTERMEDIATE BOND, AND INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON SEPTEMBER 10, 1992, AND BEAR A 12B-1 FEE (AT THEN CURRENTLY APPLICABLE RATES FOR EQUITY GROWTH AND EQUITY INCOME OF 0.65%, AND FOR INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME OF 0.25%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO SEPTEMBER 10, 1992 ARE THOSE OF INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF EACH FUND WHICH DOES NOT BEAR A 12B-1 FEE. CLASS A SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS A SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON AUGUST 20, 1986, AND BEAR A 12B-1 FEE (AT A THEN CURRENTLY APPLICABLE RATE OF 0.65%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO AUGUST 20, 1986 ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE. CLASS A SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR EQUITY INCOME, INTERMEDIATE BOND, AND INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, AND SEPTEMBER 10, 1992, ARE THOSE OF CLASS A AND INSTITUTIONAL CLASS SHARES, RESPECTIVELY. CLASS A RETURNS INCLUDE A THEN CURRENTLY APPLICABLE 12B-1 FEE OF 0.65% FOR EQUITY INCOME, AND 0.25% FOR INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME. INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF THESE FUNDS, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, AND AUGUST 20, 1986, ARE THOSE OF CLASS A AND INITIAL CLASS SHARES, RESPECTIVELY. CLASS A RETURNS INCLUDE A THEN APPLICABLE 12B-1 FEE OF 0.65%. INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEE AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR EMERGING MARKETS INCOME, HIGH YIELD, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS A 12B-1 FEES OF 0.25%. CLASS B RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR OVERSEAS AND GLOBAL RESOURCES TOOK PLACE ON JULY 3, 1995, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS A 12B-1 FEES OF 0.65%. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEES BEEN REFLECTED IN PRIOR DATE RETURNS.

The exclusion of any applicable sales charge from a performance calculation produces a higher return.
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for a fund whose investments are denominated in foreign currencies.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
THE COMPETITIVE FUNDS AVERAGE is each fund's applicable Lipper Funds Average, which reflects the performance of mutual funds with similar objectives. Each fund's applicable average assumes reinvestment of distributions, and is published by Lipper Analytical Services, Inc.
   S&P 500 is the Standard & Poor's Composite Index of 500 stocks (S&P 500(registered trademark)), a widely recognized, unmanaged index of common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for brokerage commissions or other fees you would pay if you actually invested in those stocks.
SALOMON BROTHERS TREASURY/AGENCY INDEX is a market capitalization weighted index which represents the Treasury and Agency components of the Solomon Brothers Broad Investment-Grade Bond Index comprised of U.S. Treasury and U.S. Government agency securities with fixed-rate coupons.
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX (INTERMEDIATE) is comprised of public obligations issued by the U.S. Treasury, U.S. Government agencies and quasi federal corporations and publicly issued, investment grade dollar-denominated corporate debt. The index includes issues with maturities of up to ten years.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX) is a unmanaged index of over 1,000 foreign stock prices. The EAFE Index may be compiled in two ways: a capitalization weighted (cap-weighted) version and a gross domestic product weighted (GDP-weighted) version.
Each class of each of the Equity Funds may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average. The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, please contact your investment professional.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Equity Growth, Mid Cap and Large Cap are diversified funds of Fidelity Advisor Series I, a Massachusetts business trust organized on June 24, 1983. Growth Opportunities, Income & Growth, High Yield, Government Investment and Short Fixed-Income are diversified funds of Fidelity Advisor Series II, a Massachusetts business trust organized on April 24, 1986. Equity Income is a diversified fund of Fidelity Advisor Series III, a Massachusetts business trust organized on May 17, 1982. Intermediate Bond is a diversified fund of Fidelity Advisor Series IV, a Massachusetts business trust organized on May 6, 1983. Global
Resources and High Income Municipal are diversified funds    and New York
Municipal Income and California Municipal Income are non-diversified funds of Fidelity Advisor Series V, a Massachusetts business trust organized on April 24, 1986. Intermediate Municipal Income is a diversified fund and Short-Intermediate Municipal Income is a non-diversified fund of Fidelity Advisor Series VI, a Massachusetts business trust organized on June 1, 1983. Overseas is a diversified fund of Fidelity Advisor Series VII, a Massachusetts business trust organized on March 21, 1980. Emerging Markets Income and Strategic Income are non-diversified funds and Strategic Opportunities is a diversified fund of Fidelity Advisor Series VIII, a Massachusetts business trust organized on September 23, 1983. Each trust is an open-end management investment company. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For shareholders of Overseas, Mid Cap, Equity Growth, Strategic Opportunities, Large Cap, Emerging Markets Income, and Strategic Income, you are entitled to one vote for each share you own. For shareholders of Global Resources, Growth Opportunities, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income the number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses each fund's investments and handles its business affairs. FMR chooses investments with the assistance
of foreign affiliates    for all funds except     Government Investment,
High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income.
As of    December 31    , 19   95    , FMR advised funds having
approximately    23     million shareholder accounts with a total value of
more than $   354     billion.
Affiliates assist FMR with foreign securities: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England; Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan; Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda; Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England; and Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan.
   John H. Carlson is manager of Advisor Emerging Markets Income, which he has managed since joining Fidelity in June 1995. Mr. Carlson is also lead manager of Advisor Strategic Income, which he has managed since August 1995, and is manager of the fund's emerging market investments. Mr. Carlson
also manages New Markets Income.     Previously, he was executive director
of emerging markets at Lehman Brothers I   nternational, London    . From
1990 to 1992, Mr. Carlson was executive vice president of capital markets for Daiwa Securities America.
Bettina E. Doulton is    vice president and     manager of Advisor Equity
Income, which she has managed since August 1993. Ms. Doulton is also manager of VIP Equity-Income, which she has managed since July 1993 and Value Fund, which she has managed since March 1995. Previously, she managed
Select Automotive Portfolio and    was an assistant to Peter Lynch on
Magellan(registered trademark). Ms. Doulton also served as an analyst following the automotive and tire manufacturing industry as well as the gaming and lodging industry. Ms. Doulton joined Fidelity in 1986.
Margaret L. Eagle is vice president and manager of Advisor High Yield, which she has managed since it began in January 1987, and has been manager of Advisor Strategic Income's high yield investments since January 1996.
    Previously, she managed Spartan High Income   ,     High Income (now
Capital & Income)   , and several pension fund accounts    . She also
managed the bond portion of Puritan(registered trademark). Ms. Eagle joined Fidelity in 1980.
Daniel R. Frank is vice president and manager of Advisor Strategic Opportunities, which he has managed since its inception in December 1983.
Previously   ,     he was an assistant to Peter Lynch on
Magellan(registered trademark). Mr. Frank joined Fidelity in 1979.
Kevin    E.     Grant is vice president and manager of Advisor Intermediate
Bond, which he has managed since October 1995, and has been manager of
Advisor Strategic Income's    U.S. government and     domestic investment
grade investments since January 1996. Mr. Grant also manages Spartan Ginnie Mae, Ginnie Mae, and Mortgage Securities. Previously, he was vice president and chief strategist for mortgage-backed securities at Morgan Stanley and
an investment director at Aetna   .     Mr. Grant joined Fidelity in 1993.
Robert    J    . Haber is vice president and manager of Advisor Income &
Growth, which he has managed since January 1987. Mr. Haber also manages Balanced and co-manages Global Balanced. Previously, he managed Convertible Securities. Mr. Haber joined Fidelity in 1985.
John R. Hickling is vice president and manager of Advisor Overseas, which he has managed since February 1993. Mr. Hickling also manages Overseas and
VIP: Overseas. Previously, he managed Emerging Markets, Europe, Pacific Basin, Japan, and International Growth & Income. Mr. Hickling joined Fidelity in 1982.
Robert    C.     Ives is manager of Advisor Government Investment, which he has managed since February 1995. Mr. Ives also manages Spartan Government Income and Government Securities. Previously, he managed Ginnie Mae, Spartan Ginnie Mae and Mortgage Securities. Mr. Ives joined Fidelity in
1991,    and     receiv   ed     an M.B.A. from the University of Chicago.
Jonathan    M.     Kelly has been manager of Advisor Strategic Income's
foreign bond investments in developed markets since January 1996. Previously, he managed Advisor Emerging Markets Income, and New Markets Income. Mr. Kelly joined Fidelity in 1991, after receiving his M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kelly worked in the money management field prior to business school.
Norman    U.     Lind is vice president and manager of Advisor
Short-Intermediate Municipal Income, which he has managed since October
1995   , and is manager of     Advisor New York Municipal Income,    which
he has managed since August 1995. Mr. Lind also manages     New York
Tax-Free Insured, New York Tax-Free High Yield, Spartan New York Municipal High Yield, Spartan Intermediate Municipal, Spartan Short-Intermediate Municipal, and Spartan New York Intermediate Municipal. Previously, he served as the leader of the municipal bond research group. Mr. Lind joined Fidelity in 1986.
Malcolm W. MacNaught is vice president and manager of Advisor Global Resources, which he has managed since December 1987. Mr. MacNaught also
manages Select Precious Metals and Minerals   . Previously he managed
    Select American Gold. Mr. MacNaught joined Fidelity in 1968.
John    B.     McDowell is manager of Advisor Large Cap, which he has
managed since February 199   6    . Mr. McDowell also has been a senior
vice president for Fidelity Management Trust Company and lead portfolio manager for Fidelity Earnings Growth discipline accounts since 1990. Mr. McDowell joined Fidelity in 1985.
Charles    S.     Morrison is manager of Advisor Short Fixed-Income, which
he has managed since February 1995.    Mr. Morrison     also manages
Spartan Short-Term Income   ,     Short-Term Bond   , and Short-Term World
Income    . Mr. Morrison is vice president of Fidelity Management Trust
Company.    Mr. Morrison     joined Fidelity in 1987.
David    L.     Murphy is manager of Advisor Intermediate Municipal Income, which he has managed since March 1995. Mr. Murphy also manages High Yield Tax-Free, Spartan Municipal Income, and Limited Term Municipals. Previously, he managed Advisor Short-Intermediate Municipal Income, Spartan Short-Intermediate Municipal, Spartan Intermediate Municipal, Spartan New Jersey Municipal High-Yield, and Spartan New York Intermediate Municipal. Mr. Murphy joined Fidelity in 1989.
   Tanya M. Roy is manager of Advisor High Income Municipal, which she has managed since August 1995. Ms. Roy also manages Aggressive Tax-Free and Spartan Aggressive Municipal. Previously, she managed Municipal Bond and was a municipal bond analyst. Ms. Roy joined Fidelity in 1989.
Jonathan    D.     Short is manager of Advisor California Municipal Income,
which he has managed since February 1996. Mr. Short also manages Minnesota
   Municipal Income    , Spartan Arizona Municipal Income, California
   Municipal Income    , California Insured    Municipal Income    ,
Spartan California Municipal High Yield, and Spartan California Intermediate Municipal. Previously, he was a municipal bond analyst. Mr. Short joined Fidelity in 1990, after receiving his M.B.A. from the Massachusetts Institute of Technology.
Robert E. Stansky is vice president and manager of Advisor Equity Growth, which he has managed since April 1987. Mr. Stansky also manages Growth Company. Previously, he managed Emerging Growth and Select Defense and Aerospace. Mr. Stansky joined Fidelity in 1983.
Jennifer    S    . Uhrig is manager of Advisor Mid Cap, which she has
managed since February 199   6    . Ms. Uhrig also manages Mid Cap
St   o    ck. Previously, she managed Select Retail   ing    , Select
Developing Communication   s    , and Select Telecommunications. Ms. Uhrig
joined Fidelity in 1987.
George A. Vanderheiden is vice president and manager of Advisor Growth Opportunities, which he has managed since November 1987. Mr. Vanderheiden also manages Destiny I and Destiny II. He is a managing director of FMR Corp. and leader of the growth group. Mr. Vanderheiden joined Fidelity in 1971.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs certain transfer agent servicing functions for Class A and Class B shares of each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIAL U.K.. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
UMB Bank, n.a. (UMB) is the transfer agent for High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income, although it employs FIIOC to perform these functions for both Class A and Class B of each fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri 64106.
A broker-dealer may use a portion of the commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Income & Growth and High Yield to reduce custodian or transfer agent fees for those funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
   EACH FUND'S INVESTMENT APPROACH
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, a fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for each fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a fund.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR
intends.    It is important to note that neither the funds nor their yields
are guaranteed by the U.S. Government.     When you sell your shares, they
may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may invest up to 100% of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
The fund defines foreign securities as securities of issuers whose principal activities are outside of the United States. The fund currently intends to invest at least 65% of its total assets in securities of issuers from at least three different countries outside of North America (the United States, Canada, Mexico and Central America). There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries. The fund expects to invest most of its assets in securities of issuers located in developed countries in these general geographic areas: the Americas (other than the United States), the Far East and Pacific Basin, and Western Europe.
The fund may invest in many types of issuers, including companies and other business organizations as well as governments and their agencies. The fund expects that equity securities (including shares of closed-end investment companies and depositary receipts) will account for the majority of its investments. Although the majority of the fund's investments are expected to be in equity securities, the fund may also purchase debt securities, including lower-quality, higher yielding securities. FMR will not emphasize income in choosing investments unless FMR believes the income will contribute to the securities' growth potential. FMR may also invest a portion of the fund's assets in high-quality, short-term debt securities, bank deposits and money market instruments (including repurchase agreements) denominated in U.S. dollars or foreign currencies.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies and the outlook for currency relationships. Although the fund may invest significantly in the United States, the fund currently intends to be as fully invested in non-U.S. issuers as is practicable in light of the fund's cash flow and cash needs.
MID CAP FUND seeks long-term growth of capital.
The fund seeks long-term growth of capital by investing primarily in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the S&P MidCap 400 at the time of the fund's investment. The S&P MidCap 400 Index is an unmanaged index of medium-capitalization stocks. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalized for purposes of the 65% policy. As of
   December     31, 1995, the S&P MidCap 400 included companies with
capitalizations of between $   107     million and    $7.8     billion.
Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.
EQUITY GROWTH seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics.
The fund, under normal conditions, will invest at least 65% of its total assets in common and preferred stock. The fund looks for domestic and foreign companies with above-average growth characteristics compared to the average of the companies included in the S&P 500. The S&P 500 is a registered trademark of Standard & Poor's. Growth may be measured by factors such as earnings or gross sales. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these companies may include smaller, less well-known companies, and companies whose stocks have higher than average price/earnings (P/E) ratios. The market prices of these stocks may be particularly sensitive to economic, market, or company news. FMR may also pursue growth in larger or revitalized companies or companies that hold a strong position in the market. These growth characteristics may be found in mature or declining industries.
GLOBAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. FMR will seek securities whose prices directly reflect positive changes in the value of an underlying natural resource or whose issuers will benefit from particular phases in the overall economic cycle. Accordingly, the fund may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments. The fund may also invest in securities of companies in other industries, and in corporate and governmental debt securities of all types. The fund expects to invest a majority of its assets in the securities of companies that have their principal business activities in at least three different countries (including the United States).
A company will be deemed to have substantial ownership of, or activities in
natural resources if, at the time    that     company's securities are
acquired, at least 50% of the company's assets are involved, either directly or through subsidiaries, in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities.
Although the fund is authorized to invest up to 50% of its assets in physical commodities, it currently intends to invest no more than 25% of its total assets in them, and intends to limit its physical commodity investments to readily marketable precious metals. Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.
GROWTH OPPORTUNITIES FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The fund, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation."
The fund, under normal conditions, will invest at least 65% of its total assets in companies involving a special situation. The term "special situation" refers to FMR's identification of an unusual, and possibly non-repetitive, development taking place in a company or a group of companies in an industry.
A special situation may involve one or more of the following characteristics:
(small solid bullet) A technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.
(small solid bullet) Changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.
(small solid bullet) New or changed management, or material changes in management policies or corporate structure.
(small solid bullet) Significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.
(small solid bullet) Other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.
"Special situations" often involve breaks with past experience. They can be relatively aggressive investments. In seeking capital appreciation, the fund also may invest in securities of companies not involving a special situation, but which are companies with valuable fixed assets and whose securities are believed by FMR to be undervalued in relation to the companies' assets, earnings, or growth potential. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long term growth of capital.
The fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
FMR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. However, large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.
EQUITY INCOME FUND seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in income-producing equity securities. For purposes of this policy, equity securities are defined as common and preferred stocks. The balance of the fund's assets will tend to be invested in debt securities, a high percentage of which are expected to be convertible into common stocks. The fund does not intend to invest in securities of issuers without proven earnings and/or credit histories. Because the fund invests for income, as well as capital appreciation, investors should not expect capital appreciation comparable with funds which seek only capital appreciation. The yield on the fund's assets generally will increase or decrease from year to year in accordance with market conditions and in relation to the changes in yields of the stocks included in the S&P 500.
INCOME & GROWTH FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in debt securities and other instruments of issuers in emerging markets. Countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation,
(ii) with low-to middle-income economies, according to the World Bank, or
(iii) that are listed in World Bank publications as "developing."
The fund emphasizes countries with relatively low gross national product per capita compared to the world's major economies, and with the potential for rapid economic growth. FMR expects that emerging market opportunities will be found mainly in Latin America, Asia, Africa, and emerging European nations. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries. The fund may also invest a portion of its assets in common and preferred stocks of emerging markets issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets. The fund may invest in securities of any maturity. In addition, for cash management purposes, the fund will ordinarily invest a portion of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements and bank deposits denominated in U.S. or foreign currencies.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.
The fund, under normal conditions, will invest at least 65% of its total
assets in    high yielding,     income producing debt securities and
preferred stocks, including convertible and zero coupon securities. The fund may also invest in securities issued or guaranteed by the U.S. Government, any state or any of their respective subdivisions, agencies or instrumentalities, and securities of foreign issuers, including securities of foreign governments. The fund may invest up to 35% of its total assets in equity securities, including common stocks, warrants and rights. STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. The fund invests primarily in fixed-income securities, allocated among four
general investment categories: high yield securities,    U.S. Government
and     investment grade securities, emerging market securities, and
   foreign developed market     securities. The fund's neutral mix, or the
benchmark for its combination of investments in each category over time, is
approximately 40% high yield, 30%    U.S. Government and
    investment-grade, 15% emerging market   s     and 15%    foreign
developed markets    .
FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category. There are no absolute limits on the percent of assets invested in each category, however, and FMR reserves the right to change the neutral mix from time to time.
The HIGH YIELD category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities of a quality grade lower
than BBB. The    U.S. GOVERNMENT AND     INVESTMENT-GRADE category includes
mortgage securities, U.S.    G    overnment securities, government agency
securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental
debt securities of issuers located in emerging markets. The    FOREIGN
DEVELOPED MARKET     category includes corporate and governmental debt
securities of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.
By allocating its investments across different types of fixed-income securities, the fund attempts to moderate the significant risks of each investment category through diversification. Diversification, when successful, can mean higher returns with decreased volatility. However, each of the fund's four investment categories may experience periods of volatile returns, and it is possible for all investment categories to decline at the same time.
GOVERNMENT INVESTMENT FUND seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
The fund, under normal circumstances, will invest at least 65% of its total assets in government securities. The fund considers "government securities" to include those which are subject to repurchase agreements. The fund invests primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including U.S. Treasury bonds, notes and bills, Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie
Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). These securities may or may not be fully backed by the U.S. Government. In seeking current income, the fund also may consider the potential for capital gain.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and twelve years. As of the fiscal year ended October 31, 1995, the fund's
dollar-weighted average maturity was    9.1     years.
INTERMEDIATE BOND FUND seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations.
The fund invests primarily in fixed-income obligations of all types. The fund may invest in domestic and foreign investment grade securities. When consistent with its primary objective, the fund may also seek capital appreciation.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three and ten years under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of the fiscal year ended November 30,
1995, the fund's dollar-weighted average maturity was    5.0     years.
SHORT FIXED-INCOME FUND seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in fixed-income securities of all types which may include convertible and zero coupon securities. The fund may invest a portion of its assets in securities issued by foreign companies and foreign governments.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of three years or less under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of the fiscal year ended October 31,
1995, the fund's dollar-weighted average maturity was    2.1     years.
HIGH INCOME MUNICIPAL FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax.
The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax. The fund may invest in medium- and lower-quality municipal obligations. The fund may
invest more than 25% of its total assets in    tax-free     securities
whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, or water, sewer and gas utilities) or whose issuers share the same geographic location. The
fund may   , under normal conditions,     invest up to 100% of its assets
in municipal    securities     subject to the federal alternative minimum
tax.
The fund may purchase long-term municipals with maturities of 20 years or more, which generally produce higher yields than short-term municipals. The fund also may purchase short-term municipal obligations in order to provide for short-term capital needs. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds of comparable
quality with maturities between    12     and 20 years. As of the fiscal
year ended October 31, 1995, the fund's dollar-weighted average maturity
was    18.4     years.
INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal taxes that can be obtained consistent with the preservation of capital.
The fund normally invest   s     at least 80% of its net assets in
securities whose interest is free from federal income tax. The fund invests in municipal obligations rated investment grade or higher. The fund may
also invest more than 25% of its total assets in    tax-free     securities
whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation or water, sewer, and gas utilities) or whose issuers share the same geographic location. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three and ten years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and ten years. As of the fiscal year ended November 30, 1995, the fund's dollar-weighted average maturity was
   8.6     years.
SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.
The fund invests primarily in municipal securities. The fund normally
invest   s     at least 80% of its net assets in securities whose interest is free from federal income tax. The fund may, under normal
   conditions    , invest up to 100% of its assets in municipal securities
subject to the federal alternative minimum tax. The fund may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The fund may also invest 25% or more of its total assets
in    tax-free     securities whose revenue sources are from similar types
of projects (e.g., education, electric utilities, health care, housing, transportation, or water, sewer and gas utilities) or whose issuers share the same geographic location.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between two and five years under normal conditions. As of the fiscal year ended November 30, 1995, the
fund's dollar-weighted average maturity was    3.4     years.
CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income free
from federal income tax and California state    personal     income tax by
investing primarily in municipal securities.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes. The fund invests in municipal securities of investment grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and eighteen years.
The performance of California Municipal Income is    affected by     the
economic and political conditions within the state of California   .
California suffered a severe economic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections.
    California's long-term credit rating has been reduced in the past several years. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal bonds.
NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and New York State and City personal income taxes by investing primarily in municipal securities.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes. The fund invests in municipal securities of investment grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and eighteen years. As of the fiscal year ended October 31, 1995, the fund's
dollar-weighted average maturity was    16.5     years.
The performance of New York Municipal Income Fund is affected by the economic and political conditions within the state of New York. Both New York City and State have recently experienced significant financial difficulty, and both the City's and the State's credit ratings are among the lowest in the country.
TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to its investment strategy.
Each of the Equity Funds and High Yield reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Each of Emerging Markets Income, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not expect to invest in federally taxable obligations. California Municipal Income and New York Municipal Income do not expect to invest in federally or state taxable obligations. Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer.
With respect to 100% of its    total     assets, each of Equity Growth and
Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Taxable lower-quality debt securities (sometimes called "junk bonds"), and tax-exempt lower-quality debt securities (sometimes called "municipal junk
bonds")    are considered to     have speculative characteristics, and
involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The table on the following page provides a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL YEAR ENDED 1995 DEBT HOLDINGS, BY RATING
 (AS A % OF INVESTMENTS IN EACH RATING CATEGORY) (AS A % OF INVESTMENTS IN EACH RATING CATEGORY)
 INVESTMENT GRADE*  LOWER QUALITY*
STANDARD & POOR'S   AAA, AA, A  BBB BB B CCC CC,C D NR
EQUITY FUNDS:
Overseas    .20          -- .03 -- -- -- -- .21
Equity Growth    --          -- .01 -- -- -- -- --
Global Resources    --          -- -- -- -- -- -- --
Growth Opportunities    10.06          -- -- -- -- -- -- .02
Strategic Opportunities    21.71          -- .14 .08 -- -- .07 .25
Equity Income    3.48          .05 .48 .68 -- -- -- .36
Income & Growth    27.45          2.37 1.18 2.01 .28 -- -- 6.07
TAXABLE INCOME FUNDS:
Emerging Markets Income    .47          1.22 17.36 10.16 -- -- -- 48.37
High Yield    --          .10 8.30 42.90 8.20 -- 3.17 16.45
Strategic Income    37.14          .91 9.65 22.37 1.74 -- .48 12.76
Government Investment    95.23          -- -- -- -- -- -- .57
Intermediate Bond    75.68          .34 -- -- -- -- -- .73
Short Fixed-Income    58.35          15.64 6.44 .16 -- -- -- 6.64
MUNICIPAL FUNDS:
High Income Municipal    22.70          21.95 8.74 1.47 .11 -- .07
40.22
Intermediate Municipal Income    76.01          1.21 -- -- -- -- --
12.08
Short Intermediate Municipal Income    61.70          1.20 8.10 -- -- -- --
22.02

New York Municipal Income 58.20   23.40 -- -- -- -- -- --
MOODY'S INVESTORS SERVICE, INC.  Aaa, Aa, A  Baa Ba B Caa Ca C NR
EQUITY FUNDS:
Overseas    .20          -- -- .24 -- -- -- --
Equity Growth    --          -- .01 -- -- -- -- --
Global Resources    --          -- -- -- -- -- -- --
Growth Opportunities    10.07          -- -- -- -- -- -- .02
Strategic Opportunities    21.71          -- .22 -- .07 -- -- .25
Equity Income    3.49          .12 .09 1.05 -- -- -- .31
Income & Growth    29.21          2.14 1.51 2.74 .17 .05 -- 3.54
TAXABLE INCOME FUNDS:
Emerging Markets Income    .39          1.23 9.20 28.93 -- -- -- 37.82
High Yield    --   -- 3.45 48.11 10.66 1.61 .11 15.16
Strategic Income    38.07          .77 5.47 29.10 1.43 -- -- 10.21
Government Investment    95.81          -- -- -- -- -- -- --
Intermediate Bond    76.04          .26 -- -- -- -- -- .45
Short Fixed-Income    58.09          14.70 6.82 .38 -- -- -- 7.25
MUNICIPAL FUNDS:
High Income Municipal    20.13   25.39 11.11 .52 .51 -- -- 37.60
Intermediate Municipal Income    85.93          1.38 -- -- -- -- --
1.99
Short Intermediate Municipal Income    80.73          8.23 .73 -- -- -- --
3.32

New York Municipal Income 57.70   26.50 -- -- -- -- -- --
  (AS A % OF INVESTMENTS)
SECURITIES NOT       Emerging     High Short-Inter
mediate
RATED BY     Growth     Strategic Equity Income Markets High Strategic
   Intermediate     Short Income Municipal
MOODY'S OR S&P(dagger)     Opportunities     Opportunities Income & Growth
Income Yield Income    Bond     Fixed-Income Municip
al Income
Investment Grade (double dagger)  --    -- -- .05 .65 -- .03 .04 2.16 2.85
 .19
Lower Quality(double dagger)  .0   2 .25 .31 2.35 34.10 12.37 7.09 -- 1.17
26.49 --
Total  .0   2 .25 .31 2.40 34.75 12.37 7.12     .0   4 3.33 29.34 .19
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THIS TABLE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY
RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

RESTRICTIONS: For all funds, except Short-Intermediate Municipal Income, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR.
California Municipal Income and New York Municipal Income currently intend to limit their investments in debt securities to those of Baa-quality and above.
Intermediate Bond currently intends to limit its investments in debt securities to those of Baa-quality and above, and currently intends to limit its investments in debt securities rated Baa to 5% of its assets. Short Fixed-Income currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investments in debt securities to B-quality and above. Global Resources currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investments in debt securities to Caa-quality and above.
Each of Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, and Income & Growth currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
Government Investment currently intends to limit its investments in debt securities to A-quality and above.
Intermediate Municipal Income currently intends to limit its investments in debt securities to those of Baa-quality and above, and currently intends to limit its investments in debt securities rated Baa to 25% of its assets. Purchase of a debt security is consistent with Short-Intermediate Municipal Income's debt quality policy if, with respect to 60% of its assets, it is judged by FMR to be of equivalent quality to debt securities rated A or better by Moody's or S&P. The fund currently intends to limit its investments in debt securities rated below Baa by Moody's or BBB by S&P, or unrated debt securities judged by FMR to be of equivalent quality, to 5% of its assets. The fund currently intends to limit its investments in debt securities to Ba-quality and above.
MONEY MARKET INSTRUMENTS are high-quality instruments that present minimal credit risk. They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates. U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE    MUNICIPAL     SECURITIES include municipal obligations issued by
the state of California or New York or    its     counties, municipalities,
authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state    municipal     securities include general obligations of U.S.
territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy and will depend on the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) an instrument to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. Each fund (except Overseas, Emerging Markets Income, High Yield, and Strategic Income) may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
Each of Overseas, Emerging Markets Income, High Yield, and Strategic Income may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS:        With respect to 100% of its total assets each of
Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
With respect to 75% of its total assets each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its
total assets in any    one     issuer and, with respect to 50% of total
assets, does not invest more than 5% of its total assets in any one
issuer   .
A fund may not invest more than 25% of its total assets in any one industry.
These limitations do not apply to U.S. Government securities.
   Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets; however, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income do not currently intend to make loans. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
MID CAP FUND seeks long-term growth of capital.
EQUITY GROWTH FUND seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics.
GLOBAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
GROWTH OPPORTUNITIES FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long-term growth of capital.
EQUITY INCOME FUND seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
INCOME & GROWTH FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.
STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. GOVERNMENT INVESTMENT FUND seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
INTERMEDIATE BOND FUND seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations.
SHORT FIXED-INCOME FUND seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation.
HIGH INCOME MUNICIPAL FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax.
INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal income tax. SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax. CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income free
from federal income tax and California state    personal     income tax by
investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes.
NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and New York State and City personal income taxes by investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes.
With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal and Intermediate Municipal Income may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer.
With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer.
   Each fund may not invest more than 25% of its total assets in any one industry.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of each fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain of the funds. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Equity Income pays FMR a monthly management fee at an annual rate of 0.50% of its average
net assets. The fee for    Mid Cap,     Equity Growth, Global Resources,
   Large Cap,     Income & Growth, Emerging Markets Income, High Yield,
Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income is calculated by adding a group fee rate to an individual fee rate, and multiplying the result by each fund's average net
assets. The fee for Overseas, Growth Opportunities,    and     Strategic
Opportunities is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well each fund has performed
relative to the    capitalization-weighted     Morgan Stanley Capital
International Europe, Australasia,    and     Far East Index for
Overseas        or the S&P 500 for each of Growth Opportunities    and
    Strategic Opportunities.
The group fee rate is based on the average net assets of all the mutual
funds advised by FMR. For Overseas,    Mid Cap,     Equity Growth, Global
Resources, Growth Opportunities, Strategic Opportunities, Large Cap, and Income & Growth, this rate cannot rise above 0.52%, and it drops as total assets under management increase. For Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, this rate cannot rise above 0.37%, and it drops as total assets under management increase. The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
The performance adjustment rate is calculated monthly by comparing the
performance of each of Overseas, Growth Opportunities,    and     Strategic
Opportunities to that of the respective indices over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is + 0.20%.
Investment performance will be measured separately for each class of shares offered by Overseas, Growth Opportunities and Strategic Opportunities and the least of the results obtained will be used in calculating the performance adjustment.
The following table states the management fee for each fund for its most recent fiscal year end.

                                        Group          Individual        Total
                                       Fee Rate         Fund Fee         Manageme
                                                        Rate             nt Fee

Overseas [A]                               0.31%        0.45%                0.81%[D
                                                                            ]

Mid Cap [B]                                0.31%        0.30%                0.61%

Equity Growth                              0.31%        0.30%   [C           0.61%[C
                                                          ]                 ]

Global Resources                           0.31%        0.45%                0.76%[D
                                                                            ]

Growth Opportunities [A]                   0.31%        0.30%                0.69%

Strategic Opportunities [A]                0.31%        0.30%                0.62%

Large Cap [B]                              0.31%        0.30%                0.61%

Equity Income                           n/a             n/a               0.50%

Income & Growth                            0.31%        0.20%                0.51%

Emerging Markets Income                    0.15%        0.55%                0.70%

High Yield                                 0.15%        0.45%                0.60%

Strategic Income                           0.15%        0.45%                0.60%

Government Investment                      0.15%        0.30%                0.45%

Intermediate Bond                          0.15%        0.30%                0.45%

Short Fixed-Income                         0.15%        0.30%                0.45%

High Income Municipal                      0.15%        0.25%                0.40%

Intermediate Municipal Income              0.15%        0.25%                0.40%

Short-Intermediate Municipal Income        0.15%        0.25%                0.40%

California Municipal Income [B]            0.15%        0.25%                0.40%

New York Municipal Income [   B    ]       0.15%        0.25%                0.40%


[A] THE BASIC FEE RATE FOR THE FISCAL YEAR ENDED 1995 WAS    0.76    % FOR
OVERSEAS,    0.61    % FOR GROWTH OPPORTUNITIES AND    0.61    % FOR
STRATEGIC OPPORTUNITIES.
[B] ESTIMATED
[C]    EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO REDUCE THE
FUND'S INDIVIDUAL FUND FEE RATE FROM 0.33% TO 0.30%. IF THIS REDUCTION WAS NOT IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.64%
[D] THIS RATE WAS HIGHER THAN THAT OF MOST OTHER MUTUAL FUNDS, BUT NOT NECESSARILY HIGHER THAN THOSE OF A TYPICAL INTERNATIONAL FUND, DUE TO THE GREATER COMPLEXITY, EXPENSE AND COMMITMENT OF RESOURCES INVOLVED IN INTERNATIONAL INVESTING.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
For the fiscal year ended 1995, FMR, on behalf of each fund with sub-advisory agreements paid FMR U.K., FMR Far East, FIJ, and FIIA fees
equal to    less than 0.01%     of each fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
State Street Bank & Trust Company (State Street) performs certain transfer agency, dividend disbursing and shareholder services for Class A of the Equity Funds, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income. FIIOC performs certain transfer agency and dividend disbursing and shareholder services for Class B of Overseas, Mid Cap, Global Resources, Strategic Opportunities, Large Cap, Equity Income, Emerging Markets Income, High Yield, Strategic Income, Government Investment and Intermediate Bond Fund.
FSC calculates the NAV and dividends for each class of    the Equity Funds,
    Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income, maintains the general accounting records, and administers the securities lending program for each fund. State Street's address is P.O. Box 8302, Boston, Massachusetts 02266-8302.
   For     the fiscal year ended 1995,    transfer agent and pricing and
bookkeeping     fees paid        (as a percentage of average net assets)
amounted to the following   . The amounts disclosed are before
reimbursements, if any.
                           Class A         Class B to        Each Fund
                           to State        FIIOC             to FSC
                           Street

Overseas                    0.30   %        0.   25%[A        0.05   %
                                              ]

Equity Growth               0.22   %        *                 0.03   %

Global Resources            0.31   %        0.   25%    [A    0.06   %
                                           ]

Growth Opportunities        0.20   %        *                 0.01   %

Strategic Opportunities     0.24   %        0.27   %          0.06   %

Equity Income               0.23   %        0.25   %          0.05   %

Income & Growth             0.20   %        *                 0.02   %

Emerging Markets Income     0.36   %        0.41   %          0.11   %

High Yield                  0.22   %        0.23   %          0.03   %

Strategic Income            0.24   %        0.20   %          0.10   %

Government Investment       0.28   %        0.24   %          0.04   %

Intermediate Bond           0.21   %        0.26   %          0.04   %

Short Fixed-Income          0.22   %        *                 0.04   %

* FUND DOES NOT OFFER CLASS B SHARES   .
[A]    PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
State Street has entered into sub-arrangements pursuant to which FIIOC performs certain transfer agency, dividend disbursing and shareholder services for Class A shares. State Street pays FIIOC a portion of its fee for Class A accounts for which FIIOC provides limited services, or its full fee for Class A accounts that FIIOC maintains on its behalf.
UMB has entered into    a     sub-arrangement    with     FIIOC   . FIIOC
    perform   s     transfer agency, dividend disbursing and shareholder
services for Class A    and Class B     shares of High Income Municipal,
Intermediate Municipal Income, Short-Intermediate Municipal Income,
California Municipal Income   ,     and New York Municipal Income. UMB
has    also     entered into    a     sub-arrangement    with FSC.     FSC
calculates the NAV and dividends for each class of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income, and maintains each fund's general accounting records. All of the fees are paid to FIIOC and FSC by UMB, which is reimbursed by the applicable class or the fund, as appropriate, for such payments.
   For     the fiscal year ended 1995,    transfer agent and pricing and
bookkeeping     fees paid        (as a percentage of average net assets)
amounted to the following   . The amounts disclosed are before
reimbursements, if any.

                                      UMB to          UMB to          UMB to
                                      FIIOC on        FIIOC on        FSC on
                                      behalf of       behalf of       behalf of
                                      Class A         Class B         each fund

High Income Municipal                  0.19%           0.19%           0.04%

Intermediate Municipal Income          0.19%           0.19%           0.07%

Short-Intermediate Municipal Income    0.20%           *               0.24%

New York Municipal Income[A]           0.   19    %    0.   19    %    0.   05    %


* FUND DOES NOT OFFER CLASS B SHARES.
[A]    PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
Class A shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plans, Class A of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in
connection with the distribution of Class A shares   .     Class A of
   Mid Cap,     Equity Growth, Equity Income   , and Large Cap     may pay
FDC a distribution fee at an annual rate up to 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of Overseas, Global Resources, Growth Opportunities, Strategic Opportunities, and Income & Growth may pay FDC a distribution fee at an annual rate up to 0.65% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, High Income Municipal, Intermediate Municipal Income,
Short-Intermediate Municipal Income,    California Municipal Income,
    and    New York Municipal Income     may pay FDC a distribution fee at
an annual rate up to 0.40% of its average net assets   , or such lesser
amount as the Trustees may determine from time to time    .
Class A of each of the Equity Funds currently pays FDC monthly at an annual rate of 0.50% of its average net assets throughout the month; Class A of each of the Bond Funds and the Intermediate-Term Bond Funds currently pays FDC monthly at an annual rate of 0.25% of its average net assets throughout the month; and Class A of each of the Short-Term Bond Funds currently pays FDC monthly at an annual rate of 0.15% of its average net assets throughout the month. Class A distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.
   Up to the full amount of the Class A distribution fee may be reallowed to investment professionals, as compensation for their services in connection with the distribution of Class A shares and for providing support services to Class A shareholders, based upon the level of such services provided. These services may include, without limitation, answering investor inquiries regarding the funds; providing assistance to investors in changing dividend options, account designations, and addresses; performing subaccounting and maintaining Class A shareholder accounts; processing purchase and redemption transactions, including automatic investment and redemption of investor account balances; providing periodic statements showing an investor's account balance and integrating other transactions into such statements; and performing other administrative services in support of the shareholder.
Class B shares of each fund have also adopted a DISTRIBUTION AND SERVICE PLAN. Under the Class B Plans, Class B of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. Class B of each fund may pay FDC a distribution fee at an annual rate of up to 0.75%
of its average net assets   ,     or such lesser amount as the Trustees may
determine from time to time.
Class B of each of Overseas, Mid Cap, Global Resources, Strategic Opportunities, Large Cap, and Equity Income currently pays FDC monthly at an annual rate of 0.75% of its average net assets throughout the month. Class B of each of the Bond Funds and the Intermediate-Term Bond Funds currently pays FDC monthly at an annual rate of 0.65% of its average net assets throughout the month. Class B distribution fee rates for each of the Bond Funds and Intermediate-Term Bond Funds may be increased only when the Trustees believe that it is in the best interests of the Class B shareholders to do so.
In addition, pursuant to each Class B Plan, investment professionals are compensated at an annual rate of 0.25% of Class B's average net assets throughout the month for providing personal service to and/or maintenance of Class B shareholder accounts.
The Plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to reimburse FDC
for    expenses incurred in connection with the distribution of the
applicable class's shares, including     payments made to    i    nvestment
   p    rofessionals    that provide shareholder support     services    or
engage in the sale of the funds' shares.     The Board of Trustees of each
fund has authorized such payments.
   Each     fund also pays other expenses, such as legal, audit, and
custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A
broker-dealer may use a portion of the commissions paid by    certain
fund   s     to reduce the fund's custodian or transfer agent fees.
The portfolio turnover rates for Mid Cap and Large Cap are not expected to
exceed    200    %, and    100    % respectively, for the first fiscal
period ending November 30, 1996. The portfolio turnover rate for California
Municipal Income is not expected to exceed    100    % for its first fiscal
period ending October 31, 1996.
The portfolio turnover rate for the fiscal year ended 1995 was 47% for Overseas, 97% for Equity Growth, 161% for Global Resources, 39% for Growth Opportunities, 142% for Strategic Opportunities, 80% for Equity Income,
29   7    % for Income & Growth, 305% for Emerging Markets Income, 112% for
High Yield, 193% for Strategic Income, 261% for Government Investment, 189% for Intermediate Bond, 179% for Short Fixed-Income, 37% for High Income Municipal, 53% for Intermediate Municipal Income, 80% for Short-Intermediate Municipal Income, and 0% for New York Municipal Income.
   The portfolio turnover rate for New York Municipal Income is not expected to exceed 100% for the fiscal year ending October 31, 1996.
    These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
   Your investment professional (including broker-dealers) may charge you a transaction fee with respect to the purchase and sale of fund shares.
    Read your investment professional's program materials for    any
    additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be
modified   .
The different ways to set up (register) your account with Fidelity are
listed    on     the right.
The account guidelines that follow may not apply to certain funds or to
certain retirement accounts. For instance,    municipal     funds are not
available for purchase in retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise call your investment professional directly.
If you have selected Fidelity Advisor funds as an investment option through an insurance company group pension program, please contact the provider directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) MONEY PURCHASE/PROFIT SHARING PLANS (KEOGH PLANS) are tax-deferred pension accounts designated for employees of unincorporated businesses or for persons who are self-employed.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your investment professional.
HOW TO BUY SHARES
Once each business day, two share prices are calculated for Class A shares
of each fund: the offering price and the NAV.    I    f you qualify for a
front-end sales charge waiver as described on page , your    Class A
    share price will be    the     NAV.    I    f you pay a front-end sales
charge    or qualify for a reduction as described on page 51,     your
   Class A     share price will be the offering price.    When you buy
Class A shares at the offering price, the transfer agent deducts the appropriate sales charge and invests the rest in Class A of the fund.
    Each fund's Class B NAV is also calculated every business day. Class B shares of each fund are sold without a front-end sales charge and may be subject to a CDSC upon redemption. For information on how the CDSC is calculated, see "Transaction Details," page .
Shares are purchased at the next offering price or NAV, as applicable, calculated after your order is received and accepted by the transfer agent. The offering price and NAV are normally calculated at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to the appropriate transfer agent before 4:00 p.m. Eastern time.
The transfer agent must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.
   Share certificates are not available for Class A or Class B shares.
IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. If there is no account application accompanying this prospectus, call your investment professional.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from the same class of
 another Fidelity Advisor fund,    or from another Fidelity fund,     or
(small solid bullet) Contact your investment professional.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500*
For Fidelity Advisor retirement accounts $500
Through automatic investment plans  $1,000*
TO ADD TO AN ACCOUNT $250*
For Fidelity Advisor retirement accounts $100
Through automatic investment plans  $100*
MINIMUM BALANCE $1,000*
For Fidelity Advisor retirement accounts NONE
* ACCOUNT MINIMUMS ARE WAIVED FOR PURCHASES INTO NON-RETIREMENT ACCOUNTS WITH DISTRIBUTIONS FROM A FIDELITY DEFINED TRUST ACCOUNT.
PURCHASE AMOUNTS OF MORE THAN $100,000 WILL NOT BE ACCEPTED FOR CLASS B
SHARES.
For further information on opening an account, please consult your investment professional or refer to the account application.
   NEW YORK MUNICIPAL INCOME AND CALIFORNIA MUNICIPAL INCOME MAY NOT BE AVAILABLE FOR SALE IN YOUR STATE. PLEASE CHECK WITH YOUR INVESTMENT PROFESSIONAL.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT




PHONE          (small solid bullet) Contact your
               investment professional                     (small solid bullet) Contact your investment professional or, if you
YOUR INVESTMENT
PROFESSIONAL   or, if you are investing through a           are investing through a broker-dealer or
               broker-dealer or insurance                   insurance representative, call 1-800-522-7297. If
               representative, call 1-800-522-7297.         you are investing through a bank representative,
               If you are investing through a bank          call 1-800-843-3001.
               representative, call 1-800-843-3001.         (small solid bullet) Exchange from the same class of another
               (small solid bullet) Exchange from the
               same class of                                Fidelity Advisor fund account with the same
               another Fidelity Advisor fund account        registration, including name, address, and
               with the same registration, including        taxpayer ID number.
               name, address, and taxpayer ID
               number.





Mail (mail_graphic)   (small solid bullet) Complete and
                      sign the account                  (small solid bullet) Make your check payable to the complete name
                      application. Make your check      of the fund of your choice and note the applicable
                      payable to the complete name
                      of the                            class. Indicate your fund account number on your
                      fund of your choice and note the  check and mail to the address printed on your applicable class. Mail to the
                      address                           account statement.
                      indicated on the application.     (small solid bullet) Exchange by mail: call your investment professional for instructions.





In Person
(hand_graphic)  (small solid bullet) Bring your account
                application and                            (small solid bullet) Bring your check to your investment professional.
                check to your investment
                professional.



Wire (wire_graphic)   (small solid bullet) Not available   (small solid bullet) If you are investing through a broker-dealer or insurance representative, wire to:
                                                             State Street Bank & Trust Co.
                                                             Routing # 011000028
                                                           ATTN:  Custody & Shareholder Services
                                                           Division
                                                           CREDIT:  Fund Name
                                                             DDA# 99029084
                                                           FBO: (Account name)
                                                             (Account number)
                                                           If you are investing through a bank
                                                           representative, wire to:
                                                             Banker's Trust Co.
                                                             Routing # 021001033
                                                                Fidelity DART Depository

                                                                Acct #00159759
                                                           FBO: (Account name)
                                                             (Account number)
                                                           Specify the complete name of the fund of your
                                                           choice, note the applicable class, and include
                                                           your account number and your name.


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent, less any applicable CDSC. NAV is normally calculated at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these pages.
TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimums do not apply to retirement and Fidelity Defined Trust accounts.)
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration,
   (small solid bullet) You wish to set up the bank wire feature, or
(small solid bullet)    You wish     to have redemption proceeds wired to a
non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Deliver your letter to your investment professional, or mail it to the following address:
(small solid bullet) If you purchased your shares through a broker-dealer or insurance representative:
Fidelity Advisor Funds
   P.O. Box 8302
Boston, MA    02266-8302
(small solid bullet) If you purchased your shares through a bank representative:
Fidelity Investments Institutional Operations Company
   P.O. Box 1182
Boston, MA    02103-1182
Unless otherwise instructed, the transfer agent will send a check to the record address.
CHECKWRITING
If you have a checkbook for your account in Short Fixed-Income or Short-Intermediate Municipal Income, you may write an unlimited number of checks. The minimum amount for a check is $500. Do not, however, try to close out your account by check.



                 ACCOUNT TYPE                          SPECIAL REQUIREMENTS

PHONE            All account types except retirement   (small solid bullet) Maximum check request: $100,000.
YOUR INVESTMENT
PROFESSIONAL

(phone_graphic)  All account types                     (small solid bullet) You may exchange to the same class of other
                                                       Fidelity Advisor funds or to other Fidelity funds if
                                                       both accounts are registered with the same
                                                       name(s), address, and taxpayer ID number.

Mail or in Person
(mail_graphic)
(hand_graphic)   Individual, Joint Tenant,             (small solid bullet) The letter of instruction must be signed by all
                 Sole Proprietorship, UGMA, UTMA       persons required to sign for transactions, exactly
                                                       as their names appear on the account and sent to
                                                       your investment professional.
                                                       (small solid bullet) The account owner should complete a retirement
                 Retirement account                    distribution form. Contact your investment
                                                       professional or, if you purchased your shares
                                                       through a broker-dealer or insurance
                                                       representative, call 1-800-522-7297. If you
                                                       purchased your shares through a bank
                                                       representative, call 1-800-843-3001.

                 Trust                                 (small solid bullet) The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the
                                                       account registration, provide a copy of the trust
                                                       document certified within the last 60 days.

                Business or Organization              (small solid bullet) At least one person authorized by corporate resolution to act on the account must sign the
                                                      letter.

                 Executor, Administrator,              (small solid bullet) For instructions, contact your investment
                Conservator/Guardian                  professional or, if you purchased your shares
                                                       through a broker-dealer or insurance
                                                       representative, call 1-800-522-7297. If you
                                                       purchased your shares through a bank
                                                       representative, call 1-800-843-3001.

Wire
(wire_graphic) All account types except retirement   (small solid bullet) You must sign up for the wire feature before using
                                                       it. To verify that it is in place, contact your
                                                       investment professional or, if you purchased your
                                                       shares through a broker-dealer or insurance
                                                       representative, call 1-800-522-7297. If you
                                                       purchased your shares through a bank
                                                       representative, call 1-800-843-3001. Minimum
                                                       wire: $500.
                                                       (small solid bullet) Your wire redemption request must be received by the transfer agent before 4:00 p.m. Eastern
                                                       time for money to be wired on the next business
                                                       day.






Check
(check_graphic)    For all non-retirement Short           (small solid bullet) Minimum check: $500.
                   Fixed-Income and Short-Intermediate    (small solid bullet) All account owners must sign a signature card to
                   Municipal Income accounts only.        receive a checkbook.


Telephone redemptions cannot be processed for Fidelity Advisor fund prototype retirement accounts where State Street Bank and Trust Company is the custodian.
INVESTOR SERVICES
Fidelity Advisor funds provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports    and
prospectuses     will be mailed, even if you have more than one account in
the fund. Call your investment professional if you need additional copies
of financial reports    and prospectuses    .
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of the same class of other Fidelity Advisor funds or shares of other Fidelity funds by telephone or in writing. The Class A shares you exchange will carry credit for any front-end sales charge you previously paid in connection with their purchase.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Class A shares with an account value of $10,000 or more are eligible for this program. Because of Class A's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis. One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAMS
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND


MINIMUM  MINIMUM      FREQUENCY              SETTING UP OR CHANGING

INITIAL  ADDITIONAL   Monthly, bimonthly,    (small solid bullet) For a new account, complete the appropriate section on the

$1,000  $100[A]       quarterly,             application.

                      or semi-annually       (small solid bullet) For existing accounts, call your investment professional for an application.

                                             (small solid bullet) To change the amount or frequency of your investment, contact

                                             your    i    nvestment    p    rofessional directly or, if you purchased your

                                             shares through a broker-dealer or insurance representative, call

                                             1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date (20 business days if you purchased your shares through a bank).



TO DIRECT DISTRIBUTIONS FROM A FIDELITY DEFINED TRUST TO A FIDELITY ADVISOR
FUND

MINIMUM  MINIMUM            SETTING UP OR CHANGING
INITIAL  ADDITIONAL         (small solid bullet) For a new or existing account, ask your investment professional
Not  Not                    for the appropriate enrollment form.
Applicable  Ap              (small solid bullet) To change the fund to which your distributions are directed,
plicable                    contact your investment professional for instructions.


FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND OR A FIDELITY ADVISOR FUND TO ANOTHER FIDELITY ADVISOR FUND

MINIMUM   FREQUENCY             SETTING UP OR CHANGING
$100      Monthly, quarterly,   (small solid bullet) To establish, call your investment professional after both accounts
          semi-annually, or     are opened.
          annually              (small solid bullet) To change the amount or frequency of your investment, contact your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call
                                1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
                                (small solid bullet) The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of
                                $1,000.
                                (small solid bullet) Both accounts must have the same registration and taxpayer ID numbers.
                                (small solid bullet) Call at least 2 business days prior to your next scheduled exchange date.


[A] BECAUSE THEIR SHARE PRICES FLUCTUATE, THE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Each fund pays capital gains, if any, in December and may pay additional capital gains after the close of its fiscal year. Normally, dividends for Equity Income and Income & Growth are distributed in March, June, September and December; dividends for Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, and Large Cap are distributed in December; dividends for Equity Growth and Equity Income may also be distributed in January; dividends for Emerging Markets Income, Strategic Income, High Yield, Intermediate Bond, Government Investment, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are declared daily and paid monthly.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend and capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund.
If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your
election may be converted to the Reinvestment Option.    To change your
distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge. If you direct Class A distributions to a fund with a front-end sales charge, you will not pay a sales charge on those purchases.
When each of Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, and Income & Growth deducts a distribution from its NAV, the reinvestment price is the applicable fund's NAV at the close of business that day. Dividends from Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income will be reinvested at the applicable fund's NAV on the last day of the month.
Capital gain distributions from    the Bond Funds, the Intermediate-Term
Bond Funds, and the Short-Term Bond Funds     will be reinvested at the NAV
as of the date the applicable fund deducts the distributions from its NAV.
Distribution checks will be mailed within seven days   ,     or longer for
a December ex-dividend date.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. If your account is not a tax-deferred retirement account, be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Interest income that High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income earn is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income), however, are subject to federal income tax. Each fund (except California Municipal Income and New York Municipal Income) may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gain distributions for each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income), are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
However, for shareholders of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains. Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of the dividends from High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may be free from state or local taxes. Income from investments in your state are often tax-free to you.
Each year, the transfer agent will send you a breakdown of    each of these
funds'     income from each state to help you calculate your taxes.
To the extent that New York Municipal Income   's     income dividends are
derived from state tax-free investments, they will be free from New York State and City personal income taxes.
To the extent that California Municipal Income   's     income dividends
are derived from interest on    California     state tax-free investments,
they will be free from California state personal income tax. Distributions derived from obligations that are not California state tax-free obligations, as well as distributions from short or long-term capital gains, are subject to California state personal income tax. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from California state franchise or corporate income taxes.
During the fiscal year ended 1995,    100    % of the income dividends from
High Income Municipal, Intermediate Municipal Income, Short-Intermediate
Municipal Income, and New York Municipal Income w   as     free from
federal income tax   ,     and    100    % of New York Municipal Income
fund's income dividends w   as     free from New York taxes.    D    uring
the fiscal year ended 1995,    18.51    % of High Income Municipal's,
0.64    % of Intermediate Municipal Income's ,    and 17.97    % of
Short-Intermediate Municipal Income's,        income dividends were subject
to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. For funds that can invest in foreign securities, if a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each of these funds may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
Undistributed net gains from currency transactions, if any, will generally be distributed as a separate dividend in December.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the funds, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each class's offering price and NAV is normally calculated as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations, if available. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) is the applicable class's
NAV   , divided by the sum of one minus the sales charge percentage    .
Class A has a maximum sales charge of 3.50% of the offering price for the Equity Funds; 3.50% of the offering price for the Bond Funds; 2.75% of the offering price for the Intermediate-Term Bond Funds; and 1.50% of the offering price for the Short-Term Bond Funds. The REDEMPTION PRICE (price to sell one share) is the applicable class's NAV, minus any applicable CDSC.
SALES CHARGES AND INVESTMENT PROFESSIONAL
CONCESSIONS - CLASS A
EQUITY FUNDS:          Sales Charge                           Investment
                                                              Profession
                                                              al
                                                              Concession
                                                              as % of
                                                              Offering
                                                              Price

                       As a % of
          As an

                              Offering        approxim
                       Price                  ate % of
                                              Net
                                              Amount
                                              Invested

Up to $49,999           3.50%               3.63%              3.00%

$50,000 to $99,999      3.00%               3.09%              2.50%

$100,000 to $249,999    2.50%               2.56%              2.00%

$250,000 to $499,999    1.50%               1.52%              1.25%

$500,000 to $999,999    1.00%               1.01%              0.75%

$1,000,000 or more     None   *            None   *           *

BOND FUNDS:            Sales Charge                           Investment
                                                              Profession
                                                              al
                                                              Concession
                                                              as % of
                                                              Offering
                                                              Price

                       As a % of
          As an

                              Offering        approxim
                       Price                  ate % of
                                              Net
                                              Amount
                                              Invested

Up to $49,999           3.50%               3.63%              3.00%

$50,000 to $99,999      3.00%               3.09%              2.50%

$100,000 to $249,999    2.50%               2.56%              2.00%

$250,000 to $499,999    1.50%               1.52%              1.25%

$500,000 to $999,999    1.00%               1.01%              0.75%

$1,000,000 or more     None   *            None   *           *


INTERMEDIATE-   T    ERM BOND FUNDS:   Sales Charge                           Investment
                                                                              Profession
                                                                              al
                                                                              Concession
                                                                              as % of
                                                                              Offering
                                                                              Price

                                       As a % of
          As an

                                              Offering        approxim
                                       Price                  ate % of
                                                              Net
                                                              Amount
                                                              Invested

Up to $49,999                           2.75%               2.83%              2.25%

$50,000 to $99,999                      2.25%               2.30%              2.00%

$100,000 to $249,999                    1.75%               1.78%              1.50%

$250,000 to $499,999                    1.50%               1.52%              1.25%

$500,000 to $999,999                    1.00%               1.01%              0.75%

$1,000,000 or more                     None   *            None   *           *



SHORT-   T    ERM BOND FUNDS:   Sales Charge                           Investment
                                                                       Profession
                                                                       al
                                                                       Concession
                                                                       as % of
                                                                       Offering
                                                                       Price

                                As a % of
          As an

                                       Offering        approxim
                                Price                  ate % of
                                                       Net
                                                       Amount
                                                       Invested

Up to $499,999                   1.50%               1.52%              1.25%

$500,000 to $999,999             1.00%               1.01%              0.75%

$1,000,000 or more              None   *            None   *           *


   * SEE SECTION ENTITLED FINDERS FEE.
FINDERS FEE. On eligible purchases of Class A shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the amount purchased.
Any assets on which a finders fee has been paid will bear a contingent deferred sales charge (Class A CDSC) if they do not remain in Class A
shares of the Fidelity Advisor    f    unds, Initial Class shares of Daily
Money Fund: US Treasury Portfolio or Daily Money Fund: Money Market Portfolio, or shares of Daily Tax-Exempt Money Fund, for a period of at least one uninterrupted year. The Class A CDSC will be 0.25% of the lesser of the cost of the shares at the initial date of purchase or the value of the shares at redemption, not including any reinvested dividends or capital gains. Class A CDSC shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by other Class A CDSC shares that have been held for the longest period of time.
   Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.
With respect to employee benefit plans, the Class A CDSC does not apply to the following types of redemptions; (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70.
CONTINGENT DEFERRED SALES CHARGE. Class B shares may, upon redemption, be assessed a CDSC based on the following schedules:
EQUITY FUNDS THAT OFFER CLASS B SHARES:

From Date of Purchase                     Contingent
                                          Deferred
                                          Sales Charge

   Less than     1 year                    4%

   1 year to less than     2 years         3%

   2 years to less than     3 years        3%

   3 years to less than     4 years        2%

   4 years to less than     5 years        1%

   5 years to less than     6 years [A]    0%

BOND FUNDS:

From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                    4%

1 year to less than 2 years         3%

2 years to less than 3 years        3%

3 years to less than 4 years        2%

4 years to less than 5 years        1%

5 years to less than 6 years [A]    0%

INTERMEDIATE-   T    ERM BOND FUNDS:

From Date of Purchase                  Contingent
                                       Deferred
                                       Sales Charge

Less than 1 year                    3%

1 year to less than 2 years         2%

2 years to less than 3 years        1%

3 years to less than 4 years [B]    0%

[A] AFTER A MAXIMUM HOLDING PERIOD OF SIX YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. [B] AFTER A MAXIMUM HOLDING PERIOD OF FOUR YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Class B shares of Daily Money Fund: U.S. Treasury Portfolio, your Class B shares retain the CDSC schedule in effect when they were originally purchased.
Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 3.00% (2.00% for the Intermediate-Term Bond Funds) of your purchase of Class B shares.
The CDSC will be calculated based on the lesser of the cost of Class B shares at the initial date of purchase or the value of Class B shares at redemption, not including any reinvested dividends or capital gains. In determining the applicability and rate of any CDSC at redemption, Class B shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by Class B shares that have been held for the longest period of time. Class B shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC.
   CONVERSION FEATURE.     After a maximum holding period of six years from
the initial date of purchase (four years for the Intermediate-Term Bond Funds), Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A or Class B shares of a fund, you may reinvest an amount equal to all or a
portion of the redemption proceeds in the same class of    the fund or of
any of the other Fidelity Advisor funds    , at the NAV next determined
after receipt of your investment order, provided that such reinvestment is made within 30 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class A or Class B shares will be reimbursed to you by reinvesting that amount in Class A or Class B shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC holding period schedule, the holding period of your Class A or
Class B shares will continue as if the shares had not been redeemed   .
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV or offering price, as applicable, calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
   (small solid bullet) Automated Purchase Orders: You begin to earn dividends as of the day your funds are received.
(small solid bullet) Other Purchases: You begin to earn dividends as of the first business day following the day your funds are received.
AUTOMATED PURCHASE ORDERS. Shares of each fund can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.
   CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, or Federal Reserve check.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV, minus any applicable CDSC, calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE TRANSFER AGENTS RESERVE THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE
of $12.00 from accounts with a value of less than $2,500    (including any
amount paid as a sales charge)    , subject to an annual maximum charge of
$60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement
accounts (except non-   p    rototype retirement accounts), accounts using
a systematic investment program,    certain     (Network Level I and III)
accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC (ii) by State Street, and (iii) through NSCC; provided those accounts are registered under the same primary social security number.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, the transfer agent reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus any applicable CDSC, on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging Class A or Class B shares of a fund for the same class of shares of other Fidelity Advisor funds at NAV; Class A shares for Initial Class shares of Daily Money Fund:
U.S. Treasury Portfolio or Daily Money Fund: Money Market Portfolio, or shares of Daily Tax-Exempt Money Fund; and Class B shares for Class B
shares of Daily Money Fund: U.S. Treasury Portfolio.    However, you should
note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you have held Class A shares of Short Fixed-Income or Short-Intermediate Municipal Income for less than six months and you exchange into Class A of another Advisor fund, you pay the difference between that fund's Class A front-end sales charge and any Class A front-end sales charge you may have previously paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Any exchanges of Class A or Class B shares are not subject to a CDSC.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
SALES CHARGE REDUCTIONS AND WAIVERS
The front-end sales charge will be reduced for purchases of Class A shares according to the Sales Charge Schedule shown on page if your purchase qualifies for one of the following reduction plans. Please refer to the funds' SAI for more details about each plan or call your investment professional.
If you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
Your purchases and existing balances of Class B shares may be included in the following programs for purposes of qualifying for a Class A front-end sales charge reduction.
QUANTITY DISCOUNTS apply to purchases of Class A shares of a single Fidelity Advisor fund or to combined purchases of Class A and Class B shares of any Fidelity Advisor fund, and to purchases of Initial Class shares and Class B shares of Daily Money Fund: U.S. Treasury Portfolio, Initial Class shares of Daily Money Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund. The minimum investment eligible for a quantity
discount is $50,000, except that the minimum    investment     for the
Short-Term Bond Funds is $500,000.
To qualify for a quantity discount, investing in a fund's Class A shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares are purchased through
one    investment professiona    l and the total is at least $50,000 (or at
least $500,000 for the Short-Term Bond Funds).
RIGHTS OF ACCUMULATION let you determine your front-end sales charge on Class A shares by adding to your new purchase of Class A shares the value of all of the Fidelity Advisor fund Class A and Class B shares held by you, your spouse, and your children under age 21. You can also add the value of Initial Class shares and Class B shares of Daily Money Fund: U.S. Treasury Portfolio, Initial Class shares of Daily Money Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund.
A LETTER OF INTENT (the Letter) lets you receive the same reduced front-end sales charge on purchases of Class A shares made during a 13-month period as if the total amount invested during the period had been invested in a single lump sum. (see Quantity Discounts above.) You must file your non-binding Letter with the transfer agent within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed Class A shares. Neither income dividends nor capital gain distributions reinvested in additional Class A or Class B shares will apply toward completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter, and in such a case, sufficient escrowed Class A shares will be redeemed to pay any applicable front-end sales charges.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A SHARES:
1. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
2. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of trust for the sole benefit of the minor child of a Fidelity trustee or employee;
3. Purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
4. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in
Section 501(c)(3) of the Internal Revenue Code);
5. Purchased for a Fidelity or Fidelity Advisor IRA account with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below, or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds;
6. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans which, in the aggregate, have more than 200 eligible employees or a minimum of $1 million in plan assets invested in Fidelity Advisor funds;
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a trust institution or bank trust department (excluding assets described in (11) and (12) below) that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing restrictions. Assets managed by third parties do not qualify for this waiver;
10. Purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plans assets do not qualify for this waiver;
11. Purchased as part of an employee benefit plan having more than (i) 200 eligible employees or a minimum of $1 million of plan assets invested in Fidelity Advisor funds; or (ii) 25 eligible employees or $250,000 of plan assets invested in Fidelity Advisor funds that subscribe to the Advisor Retirement Connection or similar FIIS-sponsored program;
12. Purchased as part of an employee benefit plan through an intermediary that has signed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
13. Purchased on a discretionary basis by a registered investment advisor which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this
waiver   ; or
14. Purchased with    distributions of income, principal, and capital gains
    from Fidelity Defined Trusts.
In order to continue to qualify for waivers (9), (10) and (13), eligible investors with existing Class A accounts will be required to sign and
comply with a participation agreement.    I    nvestors    prior to June
30, 1995 that have not signed a     Participation Agreement will be allowed
to continue investing in Class A shares under the terms of their current relationship until June 30, 1997, after which they will be prevented from making new or subsequent purchases in Class A load waived, except that employee benefit plans will be permitted to make additional purchases of Class A shares load waived.
You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
If you    are investing through an account managed by     a
broker-dealer   , if you have authorized an     investment adviser to make
investment decisions for you, or if you are investing through a trust department, you may qualify to purchase either Class A shares without a sales charge (as described in (9), (10) and (13), above) or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A or Class B shares. Contact your investment professional to discuss if you qualify.
THE CDSC ON CLASS B SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability; or
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts.
Your investment professional should call Fidelity for more information.
APPENDIX A
DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC . This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX B
OVERSEAS - CLASS A



Calendar year total returns   +                1991           1992           1993           1994           1995

OVERSEAS - CLASS A                             6.78%          -4.8   3       41.84          1.98%          8.64%
                                                                    %       %

Lipper International Funds AverageA            12.73          -4.85          36.69          -0.71          9.41%
                                               %              %              %              %

   Morgan Stanley EAFE Index                      12.13          -12.1          32.56          7.78%          11.21
                                                  %              7%             %                             %



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 6.78
Row: 7, Col: 1, Value: -4.88
Row: 8, Col: 1, Value: 41.84
Row: 9, Col: 1, Value: 1.98
Row: 10, Col: 1, Value: 8.639999999999999
(LARGE SOLID BOX) OVERSEAS - CLASS A
EQUITY GROWTH - CLASS A



Calendar year total returns   +
1986        1987        1988        1989        1990        1991        1992        1993        1994         1995

EQUITY GROWTH - CLASS A
14.51       -0.57       15.57       44.84       6.93%       64.71       9.89%       14.85       -0.89       39.14
%           %           %           %                       %                       %           %          %

Lipper Growth Funds AverageB
14.73       3.08%       14.79       26.91       -4.49       36.70       8.08%       10.63       -2.17       30.79
%                       %           %           %           %                       %           %           %

   S&P 500
   18.56    5.10%       16.61       31.69       -3.10       30.47       7.62%       10.08       1.32%       37.58
   %                       %          %           %           %                      %                        %



Percentage (%)
Row: 1, Col: 1, Value: 14.51
Row: 2, Col: 1, Value: -0.5700000000000001
Row: 3, Col: 1, Value: 15.57
Row: 4, Col: 1, Value: 44.84
Row: 5, Col: 1, Value: 6.930000000000001
Row: 6, Col: 1, Value: 64.71000000000001
Row: 7, Col: 1, Value: 9.890000000000001
Row: 8, Col: 1, Value: 14.85
Row: 9, Col: 1, Value: -0.89
Row: 10, Col: 1, Value: 39.14
(LARGE SOLID BOX) EQUITY GROWTH - CLASS A
GLOBAL RESOURCES - CLASS A



Calendar year total returns   +
1988         1989         1990         1991           1992           1993           1994           1995

GLOBAL RESOURCES - CLASS A
16.10        33.14        -5.28        14.47          13.33          37.94          -2.28          28.67
%            %            %            %              %              %                 %           %

Lipper Natural Resources Funds
8.83%        32.32        -8.59        2.92%          1.47%          22.94          -4.09          1   8    .8   0
AverageC     %            %                                          %              %                     %

   S&P 500
   16.61        31.69        -3.10        30.47          7.62%          10.08          1.32%          37.58
   %            %            %            %                             %                             %



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 16.1
Row: 4, Col: 1, Value: 33.14
Row: 5, Col: 1, Value: -5.28
Row: 6, Col: 1, Value: 14.47
Row: 7, Col: 1, Value: 13.33
Row: 8, Col: 1, Value: 37.94
Row: 9, Col: 1, Value: -2.28
Row: 10, Col: 1, Value: 28.67
(LARGE SOLID BOX) GLOBAL RESOURCES - CLASS A
GROWTH OPPORTUNITIES - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

GROWTH OPPORTUNITIES - CLASS A
33.28          24.14          -1.65          42.68          15.03          22.17          2.86%          33.04
%              %              %              %              %              %                             %

Lipper Growth Funds AverageB
14.79          26.91          -4.49          36.7%          8.08%          10.63          -2.17          30.79
%              %              %                                            %              %              %

   S&P 500
   16.61          31.69          -3.10          30.47          7.62%          10.08          1.32%          37.58
   %              %              %              %                             %                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 33.28
Row: 4, Col: 1, Value: 24.14
Row: 5, Col: 1, Value: -1.65
Row: 6, Col: 1, Value: 42.68
Row: 7, Col: 1, Value: 15.03
Row: 8, Col: 1, Value: 22.17
Row: 9, Col: 1, Value: 2.86
Row: 10, Col: 1, Value: 33.04
(LARGE SOLID BOX) GROWTH OPPORTUNITIES - CLASS
A
STRATEGIC OPPORTUNITIES - CLASS A



Calendar year total returns   +
1986        1987        1988        1989        1990        1991        1992        1993        1994        1995

STRATEGIC OPPORTUNITIES - CLASS A
27.92       -6.33       22.25       32.60       -7.17       23.08       12.87       20.44         -    7.17 38.16
%           %           %           %          %           %           %           %           %           %

Lipper Capital Appreciation FundsD
14.02     -0.0   3      14.09      26.6%       -8.24       39.91       8.78%       15.68       -3.38       30.34
%            %          %                      %           %                       %           %           %

   S&P 500
   18.56   5.10%          16.61    31.69          -3.10    30.47          7.62%    10.08          1.32%    37.58
   %                      %           %           %           %                       %                       %



Percentage (%)
Row: 1, Col: 1, Value: 27.92
Row: 2, Col: 1, Value: -6.33
Row: 3, Col: 1, Value: 22.25
Row: 4, Col: 1, Value: 32.6
Row: 5, Col: 1, Value: -7.17
Row: 6, Col: 1, Value: 23.08
Row: 7, Col: 1, Value: 12.87
Row: 8, Col: 1, Value: 20.44
Row: 9, Col: 1, Value: 7.17
Row: 10, Col: 1, Value: 38.16
(LARGE SOLID BOX) STRATEGIC OPPORTUNITIES -
CLASS A
EQUITY INCOME - CLASS A



Calendar year total returns   +
1986        1987        1988        1989        1990        1991        1992        1993        1994       1995

EQUITY INCOME - CLASS A
17.44       -2.24       23.23       18.43       -14.2       29.81       14.68       18.03       6.46%      32.55
%           %           %           %           8%          %           %           %                      %

Lipper Equity Income Funds AverageE
17.00       -2.18       16.74       22.18       -6.78       26.86       9.77%       13.66       -2.54       30.17
%           %           %           %           %           %                       %           %           %

   S&P 500
   18.56   5.10%          16.61     31.69          -3.10   30.47          7.62%        10.08       1.32%       37.58
   %                      %            %           %          %                        %                       %



Percentage (%)
Row: 1, Col: 1, Value: 17.44
Row: 2, Col: 1, Value: -2.24
Row: 3, Col: 1, Value: 23.23
Row: 4, Col: 1, Value: 18.43
Row: 5, Col: 1, Value: -14.28
Row: 6, Col: 1, Value: 29.81
Row: 7, Col: 1, Value: 14.68
Row: 8, Col: 1, Value: 18.03
Row: 9, Col: 1, Value: 6.46
Row: 10, Col: 1, Value: 32.55
(LARGE SOLID BOX) EQUITY INCOME - CLASS A
INCOME & GROWTH - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

INCOME & GROWTH - CLASS A
20.89          24.60          -2.94          34.48          9.20%          19.66          -5.09          14.06
%              %              %              %                             %              %              %

Lipper Balanced Funds AverageF
12.34          19.57          -0.5   7       26.69          7.07%          10.91          -2.5%          25.   1    6
%              %                     %       %                             %                             %

   S&P 500
   16.61          31.69          -3.10          30.47          7.62%          10.08          1.32%          37.58
   %              %              %              %                             %                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 20.89
Row: 4, Col: 1, Value: 24.6
Row: 5, Col: 1, Value: -2.94
Row: 6, Col: 1, Value: 34.48
Row: 7, Col: 1, Value: 9.199999999999999
Row: 8, Col: 1, Value: 19.66
Row: 9, Col: 1, Value: -5.06
Row: 10, Col: 1, Value: 14.06
(LARGE SOLID BOX) INCOME & GROWTH - CLASS A
EMERGING MARKETS INCOME - CLASS A

Calendar year total returns   +                                                                           1995

EMERGING MARKETS INCOME - CLASS                                                                           6.99%
A

Lipper General World Income Funds Average   G                                                                18.05
                                                                                                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 6.99
(LARGE SOLID BOX) EMERGING MARKETS INCOME
CLASS A
HIGH YIELD - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

HIGH YIELD - CLASS A
17.24          3.64%          7.30%          34.94          23.09          20.45          -1.49          19.27
%                                            %              %              %              %              %

Lipper High Current Yield Funds
   12.89          -0.58          -10.1          36.91          17.51          18.95          -3.85          16.43
Average   H
   %              %              3%             %              %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 17.24
Row: 4, Col: 1, Value: 3.64
Row: 5, Col: 1, Value: 7.3
Row: 6, Col: 1, Value: 34.94
Row: 7, Col: 1, Value: 23.09
Row: 8, Col: 1, Value: 20.45
Row: 9, Col: 1, Value: -1.49
Row: 10, Col: 1, Value: 19.27
(LARGE SOLID BOX) HIGH YIELD - CLASS A
STRATEGIC INCOME- CLASS A

Calendar year total returns   +                                                                   1995

STRATEGIC INCOME - CLASS A                                                                        22.02
                                                                                                     %

Lipper General Bond Funds Average   I                                                                18.02
                                                                                                     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 22.02
(LARGE SOLID BOX) STRATEGIC INCOME - CLASS A
GOVERNMENT INVESTMENT - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

GOVERNMENT INVESTMENT - CLASS A
6.57%          11.75          8.37%          13.45          6.48%          9.36%          -3.85          17.65
               %                             %                                            %              %

Lipper General U.S. Government
   6.67%          12.46          8.22%          14.44          6.41%          9.42%          -4.64          17.34
Bond Funds Average   J
                  %                             %                                            %              %

   Salomon Brothers Treasury/Agency
   7.10%          14.24          8.78%          15.33          7.24%          10.74          -3.40          18.39
   Index
                 %                             %                             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.57
Row: 4, Col: 1, Value: 11.75
Row: 5, Col: 1, Value: 8.370000000000001
Row: 6, Col: 1, Value: 13.45
Row: 7, Col: 1, Value: 6.48
Row: 8, Col: 1, Value: 9.360000000000001
Row: 9, Col: 1, Value: -3.85
Row: 10, Col: 1, Value: 17.65
(LARGE SOLID BOX) GOVERNMENT INVESTMENT -
CLASS A
INTERMEDIATE BOND - CLASS A




1986        1987        1988        1989        1990        1991        1992        1993        1994           1995

INTERMEDIATE BOND - CLASS A
14.33       2.32%       7.84%       12.11       7.91%       15.16       7.13%       11.49       -2.47        12.19
%                                   %                       %                      %              %              %

Lipper Intermediate Investment Grade
   14.73   2.13%          7.06%   11.67          7.22%   15.63          6.88%   9.52%          -3.25          16.62
Bond Funds Average   K
   %                                %                       %                                  %              %

   Lehman Brothers Intermediate
   13.14   3.66%          6.67%  12.77          9.16%    14.62          7.17%   8.79%          -1.93          15.33
   Government/Corporate Bond Index
   %                                %                      %                                   %              %



Percentage (%)
Row: 1, Col: 1, Value: 14.33
Row: 2, Col: 1, Value: 2.32
Row: 3, Col: 1, Value: 7.84
Row: 4, Col: 1, Value: 12.11
Row: 5, Col: 1, Value: 7.91
Row: 6, Col: 1, Value: 15.16
Row: 7, Col: 1, Value: 7.13
Row: 8, Col: 1, Value: 11.49
Row: 9, Col: 1, Value: -2.47
Row: 10, Col: 1, Value: 12.19
(LARGE SOLID BOX) INTERMEDIATE BOND - CLASS A
SHORT FIXED-INCOME - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

SHORT FIXED-INCOME - CLASS A
6.19%          10.31          5.87%          13.37          7.61%          9.49%          -3.37          9.81%
              %                             %                                            %

Lipper Short Investment Grade Bond
   6.86%          10.22          7.87%          12.88          5.97%          6.45%          -0.44          10.84
Funds Average   L
                  %                             %                                            %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.19
Row: 4, Col: 1, Value: 10.31
Row: 5, Col: 1, Value: 5.87
Row: 6, Col: 1, Value: 13.37
Row: 7, Col: 1, Value: 7.609999999999999
Row: 8, Col: 1, Value: 9.49
Row: 9, Col: 1, Value: -3.37
Row: 10, Col: 1, Value: 9.81
(LARGE SOLID BOX) SHORT FIXED-INCOME - CLASS A
HIGH INCOME MUNICIPAL - CLASS A



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

HIGH INCOME MUNICIPAL - CLASS A
11.80          13.09          10.29          12.18          11.11          13.79          -8.05          16.65

%              %              %              %              %              %              %              %

Lipper High Yield Municipal Bond
   11.28          10.11          5.13%          11.52          8.51%          11.41          -4.67          15.98
Funds
   %              %                             %                             %              %              %
Average   M



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 11.8
Row: 4, Col: 1, Value: 13.09
Row: 5, Col: 1, Value: 10.29
Row: 6, Col: 1, Value: 12.18
Row: 7, Col: 1, Value: 11.11
Row: 8, Col: 1, Value: 13.79
Row: 9, Col: 1, Value: -8.050000000000001
Row: 10, Col: 1, Value: 16.65
(LARGE SOLID BOX) HIGH INCOME MUNICIPAL -
CLASS A
INTERMEDIATE MUNICIPAL INCOME - CLASS A



Calendar year total returns   +
1986       1987      1988       1989       1990       1991       1992           1993           1994           1995

INTERMEDIATE MUNICIPAL INCOME -
13.71     2.33%      7.38%      7.79%      6.37%      9.64%      7.32%          9.43%          -5.68          14.20
CLASS A
%                                                                                              %              %

Lipper Intermediate Municipal Bond
   13.53  1.32%        7.57%   8.26%         6.59%   10.52          7.80%          10.18          -3.51          12.89
Funds Average   N
   %                                                    %                          %              %              %



Percentage (%)
Row: 1, Col: 1, Value: 13.71
Row: 2, Col: 1, Value: 2.33
Row: 3, Col: 1, Value: 7.38
Row: 4, Col: 1, Value: 7.79
Row: 5, Col: 1, Value: 6.37
Row: 6, Col: 1, Value: 9.639999999999999
Row: 7, Col: 1, Value: 7.319999999999999
Row: 8, Col: 1, Value: 9.43
Row: 9, Col: 1, Value: -5.68
Row: 10, Col: 1, Value: 14.2
(LARGE SOLID BOX) INTERMEDIATE MUNICIPAL
INCOME - CLASS A
SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A

Calendar year total returns   +                                                             1995

SHORT-INTERMEDIATE MUNICIPAL                                                                8.68%
INCOME - CLASS A

Lipper Short Municipal Debt Funds                                                              7.43%
Average   O



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 8.68
(LARGE SOLID BOX) SHORT-INTERMEDIATE MUNICIPAL
INCOME - CLASS A
OVERSEAS - CLASS B



Calendar year total returns   +             1991           1992           1993           1994           1995

OVERSEAS - CLASS B                          6.78%          -4.83          41.84          1.98%          8.58%
                                                           %              %

Lipper International Funds AverageA         12.73          -4.85          36.69          -0.71          9.41%
                                            %              %              %              %

   Morgan Stanley EAFE Index                 32.56          7.78%          11.21
                                             %              7%             %                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 6.78
Row: 7, Col: 1, Value: -4.83
Row: 8, Col: 1, Value: 41.84
Row: 9, Col: 1, Value: 1.98
Row: 10, Col: 1, Value: 8.58
(LARGE SOLID BOX) OVERSEAS - CLASS B
GLOBAL RESOURCES - CLASS B



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

GLOBAL RESOURCES - CLASS B
16.10          33.14          -5.28          14.47          13.33          37.94          -2.28          28.24
%              %              %              %              %              %              %              %

Lipper Natural Resources Funds
8.83%          32.32          -8.59          2.92%          1.47%          22.94          -4.09          18.80
AverageC       %              %                                            %              %              %

   S&P 500
   16.61          31.69          -3.10          30.47          7.62%          10.08          1.32%          37.58
   %              %              %              %                             %                             %



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 16.1
Row: 4, Col: 1, Value: 33.14
Row: 5, Col: 1, Value: -5.28
Row: 6, Col: 1, Value: 14.47
Row: 7, Col: 1, Value: 13.33
Row: 8, Col: 1, Value: 37.94
Row: 9, Col: 1, Value: -2.28
Row: 10, Col: 1, Value: 28.24
(LARGE SOLID BOX) GLOBAL RESOURCES - CLASS B
STRATEGIC OPPORTUNITIES - CLASS B



Calendar year total returns   +
1986       1987       1988       1989       1990       1991       1992       1993           1994           1995

STRATEGIC OPPORTUNITIES - CLASS B
27.92      -6.33      22.25      32.60      -7.17      23.08      12.87      20.44          -7.22          37.35
%          %          %          %          %          %          %          %              %              %

Lipper Capital Appreciation FundsD
14.02      -0.03      14.09      26.6%      -8.24      39.91      8.78%      15.68          -3.38          30.34
%          %          %                    %           %                     %              %              %

   S&P 500
   18.56   5.10%          16.61  31.69          -3.10  30.47          7.62%  10.08          1.32%          37.58
   %                      %         %           %         %                     %                             %



Percentage (%)
Row: 1, Col: 1, Value: 27.92
Row: 2, Col: 1, Value: -6.33
Row: 3, Col: 1, Value: 22.25
Row: 4, Col: 1, Value: 32.6
Row: 5, Col: 1, Value: -7.17
Row: 6, Col: 1, Value: 23.08
Row: 7, Col: 1, Value: 12.87
Row: 8, Col: 1, Value: 20.44
Row: 9, Col: 1, Value: -7.22
Row: 10, Col: 1, Value: 37.34999999999999
(LARGE SOLID BOX) STRATEGIC OPPORTUNITIES -
CLASS B
EQUITY INCOME - CLASS B



Calendar year total returns   +
1986       1987       1988       1989       1990       1991       1992       1993           1994           1995

EQUITY INCOME - CLASS B               17.44
-2.24       23.23     18.43      -14.2      29.81      14.68      18.03      6.39%          31.96
%          %          %          %          8%         %          %          %                             %

Lipper Equity Income Funds AverageE
17.00      -2.18      16.74      22.18      -6.78      26.86      9.77%      13.66          -2.54          30.17
%          %          %          %          %          %                    %              %              %

   S&P 500
   18.56   5.10%        16.61    31.69        -3.10    30.47         7.62%   10.08          1.32%          37.58
   %                    %           %         %           %                     %                             %



Percentage (%)
Row: 1, Col: 1, Value: 17.44
Row: 2, Col: 1, Value: -2.24
Row: 3, Col: 1, Value: 23.23
Row: 4, Col: 1, Value: 18.43
Row: 5, Col: 1, Value: -14.28
Row: 6, Col: 1, Value: 29.81
Row: 7, Col: 1, Value: 14.68
Row: 8, Col: 1, Value: 18.03
Row: 9, Col: 1, Value: 6.39
Row: 10, Col: 1, Value: 31.96
(LARGE SOLID BOX) EQUITY INCOME - CLASS B
EMERGING MARKETS INCOME - CLASS B

Calendar year total returns   +                                                                           1995

EMERGING MARKETS INCOME - CLASS                                                                           6.38   %
B

Lipper General World Income Funds Average   G                                                                18.05
                                                                                                             %



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: 0.0
Row: 10, Col: 1, Value: 6.38
(LARGE SOLID BOX) EMERGING MARKETS INCOME -
CLASS B
HIGH YIELD- CLASS B



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

HIGH YIELD - CLASS B
17.24          3.64%          7.30%          34.94          23.09          20.45          -2.11          18.34
%                                            %              %              %              %              %

Lipper High Current Yield Funds Average   H
   12.89          -0.58          -10.1          36.91          17.51          18.95          -3.85          16.43
   %              %              3%             %              %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 17.24
Row: 4, Col: 1, Value: 3.64
Row: 5, Col: 1, Value: 7.3
Row: 6, Col: 1, Value: 34.94
Row: 7, Col: 1, Value: 23.09
Row: 8, Col: 1, Value: 20.45
Row: 9, Col: 1, Value: -2.11
Row: 10, Col: 1, Value: 18.34
(LARGE SOLID BOX) HIGH YIELD - CLASS B
STRATEGIC INCOME- CLASS B

Calendar year total returns   +                                                                   1995

STRATEGIC INCOME - CLASS B                                                                        21.35
                                                                                                  %

Lipper General Bond Funds Average   I                                                                18.02
                                                                                                     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 21.35
(LARGE SOLID BOX) STRATEGIC INCOME - CLASS B
GOVERNMENT INVESTMENT - CLASS B



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

GOVERNMENT INVESTMENT - CLASS B
6.57%          11.75          8.37%          13.45          6.48%          9.36%          -4.38          16.92
               %                             %                                            %              %

Lipper General U.S. Government
   6.67%          12.46          8.22%          14.44          6.41%          9.42%          -4.64          17.34
Bond Funds Average   J
                  %                             %                                            %              %

   Salomon Brothers Treasury/Agency
   7.10%          14.24          8.78%          15.33          7.24%          10.74          -3.40          18.39
   Index          %                             %                             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.57
Row: 4, Col: 1, Value: 11.75
Row: 5, Col: 1, Value: 8.370000000000001
Row: 6, Col: 1, Value: 13.45
Row: 7, Col: 1, Value: 6.48
Row: 8, Col: 1, Value: 9.360000000000001
Row: 9, Col: 1, Value: -4.38
Row: 10, Col: 1, Value: 16.92
(LARGE SOLID BOX) GOVERNMENT INVESTMENT -
CLASS B
INTERMEDIATE BOND - CLASS B



Calendar year total returns   +
1986       1987       1988       1989       1990       1991       1992           1993           1994           1995

INTERMEDIATE BOND - CLASS B
14.33      2.32%      7.84%      12.11      7.91%      15.16      7.13%          11.49          -3.10          11.51
%                                %                     %                        %              %              %

Lipper Intermediate Investment Grade
   14.73   2.13%        7.06%    11.67        7.22%   15.63          6.88%          9.52%          -3.25          16.62
Bond Funds Average   K
   %                                %                    %                                      %              %

   Lehman Brothers Intermediate
   13.14   3.66%        6.67%    12.77        9.16%   14.62          7.17%          8.79%          -1.93          15.33
   Government/Corporate Bond Index
   %                               %                     %                                     %              %



Percentage (%)
Row: 1, Col: 1, Value: 14.33
Row: 2, Col: 1, Value: 2.32
Row: 3, Col: 1, Value: 7.84
Row: 4, Col: 1, Value: 12.11
Row: 5, Col: 1, Value: 7.91
Row: 6, Col: 1, Value: 15.16
Row: 7, Col: 1, Value: 7.13
Row: 8, Col: 1, Value: 11.49
Row: 9, Col: 1, Value: -3.1
Row: 10, Col: 1, Value: 11.51
(LARGE SOLID BOX) INTERMEDIATE BOND - CLASS B
HIGH INCOME MUNICIPAL - CLASS B



Calendar year total returns   +
1988           1989           1990           1991           1992           1993           1994           1995

HIGH INCOME MUNICIPAL - CLASS B
11.80          13.09          10.29          12.18          11.11          13.79          -8.52          15.60
%              %              %              %              %              %              %              %

Lipper High Yield Municipal Bond
   11.28          10.11          5.13%          11.52          8.51%          11.41          -4.67          15.98
Funds
   %              %                             %                             %              %              %
Average   M



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 11.8
Row: 4, Col: 1, Value: 13.09
Row: 5, Col: 1, Value: 10.29
Row: 6, Col: 1, Value: 12.18
Row: 7, Col: 1, Value: 11.11
Row: 8, Col: 1, Value: 13.79
Row: 9, Col: 1, Value: -8.52
Row: 10, Col: 1, Value: 15.6
(LARGE SOLID BOX) HIGH INCOME MUNICIPAL -
CLASS B
INTERMEDIATE MUNICIPAL INCOME - CLASS B



Calendar year total returns   +
1986      1987      1988      1989      1990      1991           1992           1993           1994           1995

INTERMEDIATE MUNICIPAL INCOME -
13.71     2.33%     7.38%     7.79%    6.37%     9.64%          7.32%          9.43%          -6.12          13.22
CLASS B
%                                                                                              %              %

Lipper Intermediate Municipal Bond
   13.53  1.32%     7.57%     8.26%    6.59%     10.52          7.80%          10.18          -3.51          12.89
Funds Average   N
   %                                                %                             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: 13.71
Row: 2, Col: 1, Value: 2.33
Row: 3, Col: 1, Value: 7.38
Row: 4, Col: 1, Value: 7.79
Row: 5, Col: 1, Value: 6.37
Row: 6, Col: 1, Value: 9.639999999999999
Row: 7, Col: 1, Value: 7.319999999999999
Row: 8, Col: 1, Value: 9.43
Row: 9, Col: 1, Value: -6.119999999999999
Row: 10, Col: 1, Value: 13.22
(LARGE SOLID BOX) INTERMEDIATE MUNICIPAL
INCOME - CLASS B
   + RETURNS DO NOT INCLUDE THE EFFECT OF PAYING CLASS A'S MAXIMUM FRONT-END SALES CHARGE OR CLASS B'S APPLICABLE CONTINGENT DEFERRED SALES CHARGE. INITIAL OFFERING OF CLASS A SHARES FOR EQUITY GROWTH, EQUITY INCOME, INTERMEDIATE BOND, AND INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON SEPTEMBER 10, 1992, AND BEAR A 12B-1 FEE (AT THEN CURRENTLY APPLICABLE RATES FOR EQUITY GROWTH AND EQUITY INCOME OF 0.65%, AND FOR INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME OF 0.25%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO SEPTEMBER 10, 1992 ARE THOSE OF INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF EACH FUND WHICH DOES NOT BEAR A 12B-1 FEE. CLASS A SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF CLASS A SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON AUGUST 20, 1986, AND BEAR A 12B-1 FEE (AT THEN CURRENTLY APPLICABLE RATE OF 0.65%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO AUGUST 20, 1986 ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE. CLASS A SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF CLASS B SHARES FOR EQUITY INCOME, INTERMEDIATE BOND, AND INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, AND SEPTEMBER 10, 1992, ARE THOSE OF CLASS A AND INSTITUTIONAL CLASS SHARES, RESPECTIVELY. CLASS A RETURNS INCLUDE A THEN CURRENTLY APPLICABLE 12B-1 FEE OF 0.65% FOR EQUITY INCOME, AND 0.25% FOR INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME. INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF THESE FUNDS, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF CLASS B SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, AND AUGUST 20, 1986, ARE THOSE OF CLASS A AND INITIAL CLASS SHARES, RESPECTIVELY. CLASS A RETURNS INCLUDE A THEN APPLICABLE 12B-1 FEE OF 0.65%. INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEE AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF CLASS B SHARES FOR EMERGING MARKETS INCOME, HIGH YIELD, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS A 12B-1 FEES OF 0.25%. CLASS B RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF CLASS B SHARES FOR OVERSEAS AND GLOBAL RESOURCES TOOK PLACE ON JULY 3, 1995, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOTE REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS A 12B-1 FEES OF 0.65%. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
[A] THE LIPPER INTERNATIONAL FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 254 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[B] THE LIPPER GROWTH FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 572 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[C] THE LIPPER NATURAL RESOURCES FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 32 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[D] THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 158 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[E] THE LIPPER EQUITY INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 130 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[F] THE LIPPER BALANCED FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 220 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[G] THE LIPPER GENERAL WORLD INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 135 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[H] THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 119 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[I] THE LIPPER GENERAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 64 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[J] THE LIPPER GENERAL U.S. GOVERNMENT BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 174 MUTUAL FUNDS WITH SIMILAR OBJECTIVES. [K] THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 157 MUTUAL FUNDS WITH SIMILAR OBJECTIVES. [L] THE LIPPER SHORT INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 147 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[M] THE LIPPER HIGH YIELD MUNICIPAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 38 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[N] THE LIPPER INTERMEDIATE MUNICIPAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 121 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[O] THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 49 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.



FIDELITY ADVISOR INSTITUTIONAL CLASS PROSPECTUS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   *

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Cover Page

4     a      i.............................   Charter

             ii...........................    Investment Principles and Risks; Securities and
                                              Investment Practices

      b      ..............................   Securities and Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks; Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; Charter

             ii...........................    FMR and Its Affiliates; Charter; Breakdown of
                                              Expenses

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   FMR and Its Affiliates

      d      ..............................   Charter; Breakdown of Expenses; Cover Page;
                                              FMR and Its Affiliates

      e      ..............................   FMR and its Affiliates; Breakdown of Expenses

      f      ..............................   Expenses

      g      ..............................   Expenses; FMR and Its Affiliates

5     A      ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares; Investor
                                              Services; Transaction Details; Exchange
                                              Restrictions

             iii..........................    *

      b      .............................    FMR and Its Affiliates

      c      ..............................   Charter

      d      ..............................   Cover Page; Who May Want to Invest

      e      ..............................   Cover Page; How to Buy Shares; How to Sell
                                              Shares; Investor Services; Exchange Restrictions

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Charter; Cover Page

      b      ..............................   How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   Transaction Details; Breakdown of Expenses

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable


FIDELITY ADVISOR FUNDS
CLASS A AND CLASS B
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the applicable fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated February 26, 1996. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or your investment professional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.
EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, AND HIGH INCOME MUNICIPAL MAY EACH INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
ACOMI-pro-296
GROWTH FUNDS:
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund (formerly Advisor Equity Portfolio
Growth)
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS:
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
TAXABLE INCOME FUNDS:
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund (formerly
Advisor Limited Term Bond Fund)
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS:
Fidelity Advisor High Income Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
(formerly Advisor Limited Term Tax-Exempt Fund)
Fidelity Advisor Short-Intermediate Municipal Income Fund (formerly Advisor Short-Intermediate Tax-Exempt Fund)
STATE MUNICIPAL FUNDS:
Fidelity Advisor California Municipal Income Fund   *
Fidelity Advisor New York Municipal Income Fund
(formerly Advisor New York Tax-Free Fund)   *
* May not    be available for sale in your state. Please check with your investment professional.
PROSPECTUS
FEBRUARY 26, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                   WHO MAY WANT TO INVEST

                            EXPENSES Institutional Class's yearly operating expenses.

                            FINANCIAL HIGHLIGHTS A summary of each fund's financial
                            data.

                            PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                TYPES OF ACCOUNTS Different ways to set up your
                            account,
                            including tax-sheltered retirement plans.

                            HOW TO BUY SHARES Opening an account and making additional investments.

                            HOW TO SELL SHARES Taking money out and closing your account.

                            INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                            TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

                            APPENDIX A

                            APPENDIX  B


   KEY FACTS


WHO MAY WANT TO INVEST
Institutional Class shares are offered        to (i) accounts managed by a
bank trust department and other trust institutions, (ii) accounts managed by a broker-dealer and (iii) accounts managed on a discretionary basis by a registered investment advisor (RIA) (collectively, eligible investors). Shares are available only to eligible investors that have signed a participation agreement with FDC. The participation agreement specifies certain aggregate asset minimums and asset qualifications, trading guidelines, marketing restrictions and program requirements.
Eligible investors with existing Institutional Class accounts will be required to sign and comply with a participation agreement in order to
purchase additional shares.    I    nvestors    prior to June 30, 1995
    that    have not signed a     participation agreement will be allowed
to continue investing in Institutional Class shares    under the terms of
their relationship     until June 30, 1997, after which they will be
prevented from making new or subsequent purchases in Institutional Class,
except that employee benefit plans        will be permitted to make
   additional     purchases        of Institutional Class    shares    .
Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income are diversified funds. Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are non-diversified funds. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities,
Strategic Opportunities, Large Cap, Equity Income   ,     and Income &
Growth are designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic
Opportunities   ,     and Large Cap are designed for investors who want to
be invested in the stock market for its long-term growth potential. These funds invest for growth and do not pursue income. Equity Income and Income & Growth are designed for those investors who seek a combination of growth and income from equity and some bond investments.
Emerging Markets Income, High Yield, and Strategic Income are designed for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality
debt securities   .     These funds may be appropriate for long-term,
aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities. Government Investment, Intermediate Bond and Short Fixed-Income are designed for investors who seek high current income from a portfolio of investment-grade debt securities. These funds also invest consistent with consideration of capital preservation.
High Income Municipal, Intermediate Municipal Income   ,     and
Short-Intermediate Municipal Income are designed for investors in higher tax brackets who seek high current income that is free from federal income tax. Intermediate Municipal Income and Short-Intermediate Municipal Income also invest consistent with consideration of capital preservation. High Income Municipal focuses on lower-quality debt securities and may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
California Municipal Income is designed for investors in higher tax brackets who seek high current income that is free from federal and
California    persona    l income taxes. New York Municipal Income is
designed for investors in higher tax brackets who seek high current income that is free from federal and New York State and City personal income taxes.
The value of each fund's investments and, as applicable, the income they generate, will vary from day to day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
The investments of Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income are also subject to prepayments, which can lower a fund's yield, particularly in periods of declining interest rates. In addition, Overseas, Global Resources, Emerging Markets Income and Strategic Income may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
Each fund is composed of multiple classes of shares. Each class of a fund has a common investment objective and investment portfolio. Class A shares
have a front-end sales charge    or may be subject to a contingent deferred
sales charge (CDSC),     and pay a distribution fee. Class B shares do not
have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A or Class B shares. You may obtain more information about Class A and Class B shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or hold Institutional Class shares of a fund.
Maximum sales charge on purchases and   None
reinvested distributions

Maximum deferred sales   None
charge

Redemption fee   None

Exchange fee   None

Annual account maintenance fee   $12.0
(for accounts under $2,500)      0

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR) that
for Overseas, Growth Opportunities,    and     Strategic Opportunities
varies based on performance, and incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
Institutional Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on estimated or historical
expenses   ,     adjusted for current fees   ,     of the Institutional
Class of each fund, and are calculated as a percentage of average net assets of the Institutional Class of each fund. A portion of the brokerage commissions that certain of the funds paid was used to reduce other expenses. Including this reduction, total operating expenses would have
been    0.73% for Equity Income.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Class shares, assuming a 5% annual return and full redemption at the end of each time period:
EQUITY FUNDS
      Operating Expenses         Examples


OVERS     Management fee                0    .8   1    %            After 1            $ 14
EAS                                                                 year

          12b-1 fee (Distribution    None                           After 3            $ 42
          fee)                                                      years

          Other expenses                0    .5   2    %   [A          After 5         $ 73
                                        ]                              years

          Total operating expenses   1.33%                             After 10        $ 16
                                                                       years           0

MID       Management fee                0    .61%                   After 1            $ 12
CAP                                                                 year

          12b-1 fee (Distribution    None                           After 3            $ 37
          fee)                                                      years

          Other expenses                0    .55%[A
                                     ]

          Total operating expenses   1.16%

EQUIT     Management fee                0    .61%[   B              After 1            $ 8
Y                                           ]                       year
GROWT
H

          12b-1 fee (Distribution    None                           After 3            $ 26
          fee)                                                      years

          Other expenses                0    .22%                   After 5            $ 4   6
                                                                    years

          Total operating expenses      0    .83%                   After 10           $    10
                                                                    years                 3

GLOBA     Management fee                0    .7   6    %            After 1            $ 14
L                                                                   year
RESO
URCES

          12b-1 fee (Distribution    None                           After 3            $ 42
          fee)                                                      years

          Other expenses                0    .5   8    %[A          After 5            $ 73
                                     ]                              years

          Total operating expenses   1.34%                          After 10           $ 16
                                                                    years              1

GROWT     Management fee                0    .69%                   After 1            $ 10
H                                                                   year
OPPOR
TUNITIE
S

          12b-1 fee (Distribution    None                           After 3            $ 32
          fee)                                                      years

          Other expenses                0    .30%[A                    After 5         $ 55
                                     ]                                 years

          Total operating expenses      0    .99%                      After 10        $ 12
                                                                       years           1

STRATE    Management fee                0    .6   2    %            After 1            $ 12
GIC                                                                 year
OPPOR
TUNITIE
S

          12b-1 fee (Distribution    None                           After 3            $ 38
          fee)                                                      years

          Other expenses                0    .5   9    %[A          After 5            $ 66
                                     ]                              years

          Total operating expenses   1.21%                          After 10           $ 14
                                                                    years              7

LARGE     Management fee                0    .6   1    %            After 1            $ 12
CAP                                                                 year

          12b-1 fee (Distribution    None                           After 3            $ 37
          fee)                                                      years

          Other expenses                0    .5   7    %[A
                                     ]

          Total operating expenses   1.18%

EQUIT     Management fee                0    .50%                   After 1            $ 8
Y                                                                   year
INCOM
E

          12b-1 fee (Distribution    None                           After 3            $ 2   4
          fee)                                                      years

          Other expenses                0    .24%                   After 5            $ 4   1
                                                                    years

          Total operating expenses      0    .74%                   After 10           $    92
                                                                    years

INCOM     Management fee                0    .5   1    %            After 1            $ 10
E &                                                                 year
GROWT
H

          12b-1 fee (Distribution    None                           After 3            $ 32
          fee)                                                      years

          Other expenses                0    .4   9    %[A          After 5            $ 55
                                     ]                              years

          Total operating expenses   1.00%                          After 10           $ 12
                                                                    years              2


   [A] PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
[B] EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.33% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.64%.
TAXABLE INCOME FUNDS
      Operating Expenses         Examples


EMER     Management fee                0    .70%            After 1     $ 13
GING                                                        year
MARKE
TS
INCOM
E

         12b-1 fee (Distribution    None                    After 3     $ 40
         fee)                                               years

         Other expenses  (after        0    .55%[A          After 5     $ 69
         reimbursement)             ]                       years

         Total operating expenses   1.25%                   After 10    $ 15
                                                            years       1

HIGH     Management fee                0    .60%            After 1     $ 11
YIELD                                                       year

         12b-1 fee (Distribution    None                    After 3     $ 33
         fee)                                               years

         Other expenses                0    .43   %    [A   After 5     $ 57
                                    ]                       years

         Total operating expenses   1.03%                   After 10    $ 12
                                                            years       6

STRATE   Management fee                0    .6   0    %     After 1     $ 11
GIC                                                         year
INCOM
E

         12b-1 fee (Distribution    None                    After 3     $ 35
         fee)                                               years

         Other expenses  (after        0    .   50    %[A   After 5     $ 61
         reimbursement)             ]                       years

         Total operating expenses   1.10%                   After 10    $ 13
                                                            years       4

GOVER    Management fee                0    .4   5    %     After 1     $ 8
NMENT                                                       year
INVEST
MENT

         12b-1 fee (Distribution    None                    After 3     $ 24
         fee)                                               years

         Other expenses  (after        0    .   30    %[A   After 5     $ 42
         reimbursement)             ]                       years

         Total operating expenses      0    .75%            After 10    $ 93
                                                            years

INTER    Management fee                0    .45%            After 1     $ 7
MEDIA                                                       year
TE
BOND

         12b-1 fee (Distribution    None                    After 3     $ 2   2
         fee)                                               years

         Other expenses                0    .2   3    %     After 5     $ 3   8
                                                            years

         Total operating expenses      0    .6   8    %     After 10    $ 8   5
                                                            years

SHORT    Management fee                0    .45%            After 1     $ 9
FIXED-                                                      year
INCOM
E

         12b-1 fee (Distribution    None                    After 3     $ 27
         fee)                                               years

         Other expenses  (after        0    .40%[A          After 5     $ 47
         reimbursement)             ]                       years

         Total operating expenses      0    .85%            After 10    $ 10
                                                            years       5


MUNICIPAL FUNDS
      Operating Expenses         Examples


HIGH     Management fee                0    .4   0    %     After 1            $ 8
INCOM                                                       year
E
MUNIC
IPAL

         12b-1 fee (Distribution    None                    After 3            $ 24
         fee)                                               years

         Other expenses  (after        0    .3   5    %[A   After 5            $ 42
         reimbursement)             ]                       years

         Total operating expenses      0    .75%            After 10           $ 93
                                                            years

INTER    Management fee                0    .40%            After 1            $    8
MEDIA                                                       year
TE
MUNIC
IPAL
INCOM
E

         12b-1 fee (Distribution    None                    After 3            $ 2   4
         fee)                                               years

         Other expenses  (after        0    .3   5    %     After 5            $    42
         reimbursement)                                     years

         Total operating expenses      0    .7   5    %     After 10           $    93
                                                            years

SHORT-   Management fee                0    .4   0    %     After 1            $ 8
INTER                                                       year
MEDIA
TE
MUNIC
IPAL
INCOM
E

         12b-1 fee (Distribution    None                    After 3            $ 24
         fee)                                               years

         Other expenses  (after        0    .3   5    %[A   After 5            $ 42
         reimbursement)             ]                       years

         Total operating expenses      0    .75%               After 10        $ 93
                                                               years


   [A] PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR. STATE MUNICIPAL FUNDS
      Operating Expenses         Examples

CALIFO   Management fee                0.40%         After 1    $    8
RNIA                                                 year
MUNIC
IPAL
INCOM
E

         12b-1 fee (Distribution    None             After 3    $    24
         fee)                                        years

         Other expenses  (after        0.35%[A
         reimbursement)                ]

         Total operating expenses      0.75%

NEW      Management fee                0.40%         After 1    $    8
YORK                                                 year
MUNIC
IPAL
INCOM
E

         12b-1 fee (Distribution    None             After 3    $    24
         fee)                                        years

         Other expenses  (after        0.35%[A
         reimbursement)                ]

         Total operating expenses      0.75%

[A] PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
   THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse the Institutional Class of certain funds to the extent that total operating expenses as a percentage of its
average net assets exceed the following    rates    :
                                   Effective

                                   Date

   Overs             1.75          10/30/9
   eas              %              5

   Mid               1.50          2/26/96
   Cap              %

   Global            1.75          10/30/9
   Resou            %              5
   rces

   Large             1.50          2/26/96
   Cap              %

   Incom             1.25          10/30/9
   e &              %              5
   Growt
   h

   Emerg             1.25          7/1/95
   ing              %
   Market
   s
   Incom
   e

   High              1.10          7/1/95
   Yield            %

   Strate            1.10          7/1/95
   gic              %
   Incom
   e

   Gover             0.75          7/1/95
   nment            %
   Invest
   ment

   Interm            0.75          7/1/95
   ediate           %
   Bond

   Short-            0.85          7/1/95
   Fixed            %
   Incom
   e

   High              0.75          7/1/95
   Incom            %
   e
   Munici
   pal

   Interm            0.75          7/1/95
   ediate           %
   Munici
   pal
   Incom
   e

   Short-I           0.75          7/1/95
   nterme           %
   diate
   Munici
   pal
   Incom
   e

   Califor           0.75          8/1/95
   nia              %
   Munici
   pal
   Incom
   e

   New               0.75          8/1/95
   York             %
   Munici
   pal
   Incom
   e

   If these agreements were not in effect, other expenses of the Institutional Class as a percentage of average net assets would have been the following amounts:
                 Other

                    Expense
                    s

   Emerg             1.09%
   ing              *
   Market
   s
   Incom
   e

   Strate            1.82%
   gic              *
   Incom
   e

   Gover             0.59%
   nment            *
   Invest
   ment

   Short-            0.53%
   Fixed            *
   Incom
   e

   High              0.46%
   Incom            *
   e
   Munici
   pal

   Interm            0.48%
   ediate
   Munici
   pal
   Incom
   e

   Short-I           0.89%
   nterme           *
   diate
   Munici
   pal
   Incom
   e

   Califor           0.45%
   nia              *
   Munici
   pal
   Incom
   e

   New               0.45%
   York             *
   Munici
   pal
   Incom
   e

   * PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
Interest, taxes, brokerage commissions, or extraordinary expenses are not included in these expense limitations.
FINANCIAL HIGHLIGHTS
   The financial highlights tables that follow and each fund's financial statements are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., or Price Waterhouse LLP (Overseas only). Their reports on the financial statements and financial highlights are included in each Annual Report. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from FDC or your investment professional.
OVERSEAS

149.Sel       Institution                              150.                       152.          153.          Class B
ected         al Class                                 151.Class A
Per-Sha
re Data
and
Ratios





   154.Yea             1995G        1995         1994F    1993         1992         1991         1990B        1995G
rs ended
October 31

155.Net             $ 13.89     $ 14.06      $ 12.93      $ 9.07       $ 9.78       $ 9.55       $ 10.00      $ 13.89
asset
value,
beginnin
g of
period

156.Inc
ome
from
Investm
ent
Operati
ons

157. Ne              .05         .07          .01          .03          .05          .14          .05          .01
t
investm
ent
income

158. Ne              .03         (.11)        1.14         3.93         (.62)        .17          (.50)        .02
t
realized
and
unrealiz
ed gain
(loss )

159. Tot             .08         (.04)        1.15         3.96         (.57)        .31          (.45)        .03
al from
investm
ent
operatio
ns

160.Les
s
Distribut
ions

161. Fr              --          --           --           (.07)        (.14)        (.07)        --           --
om net
investm
ent
income

162. Fr              --          (.10)        (.02)        (.03)        --           (.01)        --           --
om net
realized
gain

163. Tot             --          (.10)        (.02)        (.10)        (.14)        (.08)        --           --
al
distributi
ons

164.Net             $ 13.97     $ 13.92      $ 14.06      $ 12.93      $ 9.07       $ 9.78       $ 9.55       $ 13.92
asset
value,
end of
period

165.Tot              .58%        (.25)%       8.91%        44.13%       (5.88)%      3.25%        (4.50)%      .22%
al
returnC

166.Net             $ 1,482     $ 741,92     $ 653,77     $ 221,37     $ 18,652     $ 19,091     $ 18,161     $ 2,999
assets,                         8            4            0
end of
period
(000
omitted)

167.Rat              .97%A,H     1.90%H       2.12%        2.38%        2.64%        2.85%        3.07%A,E     1.97%A,H
io of
expense
s to
average
net
assets

168.Rat              1.94%A      1.01%        .05%         (.18)%       .48%         1.48%        1.45%A       .94%A
io of net
investm
ent
income
to
average
net
assets

169.Por              47%         47%          34%          42%          168%         226%         137%A        47%
tfolio
turnove r
 rate


  A  1.ANNUALIZED.
 B  2.APRIL 23, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1990.
 C TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
 D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
 E  EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE LIMITATION.
 F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 G  COMMENCEMENT OF SALE OF CLASS B AND INSTITUTIONAL CLASS SHARES JULY 3,
1995.
 H FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
EQUITY GROWTH  (FORMERLY EQUITY PORTFOLIO GROWTH)



3.Select                   Institutional Class                                             Class A
ed
Per-Sha
re Data
and
Ratios





4.Years
1995     1994K       1993  1992     1991     1990     1989     1988     1987     1986     1995        1994K    1993      1992C
ended
Novemb
er 30

5.Net
$ 28.90  $ 29.74  $ 26.37  $ 24.28  $ 15.55  $ 17.32  $ 12.02  $ 9.92   $ 13.18  $ 11.09  $  28.52    $ 29.50  $ 26.33  $ 23.78
asset
value,
beginnin
g of
period

6.Incom
e from
Investm
ent
Operati
ons

7. Net
 .28      .30      .19D     .17D     .04      .01      .06      .28F     .00D     .03      .06         .08      (.07)D   .01D
investm
ent
income
 (loss)

8. Net
11.69    .42      3.78     4.55     8.69     .34      5.50     2.59     (2.03)   2.41     11.54       .39      3.82     2.54
realized
and
unrealiz
ed gain
   (loss)

9. Total
11.97    .72      3.97     4.72     8.73     .35      5.56     2.87     (2.03)   2.44     11.60       .47      3.75     2.55
from
investm
ent
operatio
ns

10.Less
Distribut
ions

11. Fro
(.27)    (.11)    (.10)    (.03)    --       (.08)    (.26)    (.01)    (.01)    (.02)    (.08)       --       (.08)    --
m net
investm
ent
income

 12. Fr
(.16)    (1.45)   (.50)    (2.60)   --       (2.04)   --       (.76)    (1.22)   (.33)    (.16)       (1.45)   (.50)    --
 om net
 realized
 gain

13.  In
(.05)    --       --       --       --       --       --       --       --       --       (.05)       --       --       --
 excess
 of  net
realized
gain

14. Tot
(.48)    (1.56)   (.60)    (2.63)   --       (2.12)   (.26)    (.77)    (1.23)   (.35)    (.29)       (1.45)   (.58)    --
al
distributi
ons

15.Net
$ 40.39  $ 28.90  $ 29.74  $ 26.37  $ 24.28  $ 15.55  $ 17.32  $ 12.02  $ 9.92   $ 13.18  $  39.83    $ 28.52  $ 29.50  $ 26.33
asset
value,
end of
period

16.Total
42.15%   2.46%    15.36    21.14    56.14    2.75%    47.18    29.77    (17.12)  22.55    41.11%      1.58%    14.52    10.72
returnE           %        %        %                 %        %        %        %                             %        %

17.Net
$ 791,0  $ 410,4  $ 296,4  $ 179,3  $ 68,76  $ 27,47  $ 24,52  $ 20,18  $ 43,53  $ 63,60  $  2,051,4  $ 874,1  $ 377,8  $ 22,65
assets,
74       50       66       25       6        3        3        2        7        7        29          72       94       5
end of
period
  (000
omitted)

18.Rati
 .83%     .86%     .95%     .98%     1.13%    1.74%    1.60%    1.47%    1.11%    1.07%    1.55%       1.71%    1.85%    1.47%A
o of
expense
s to
average
net
  assets

 19.Rati
 .83%G    .84%G    .94%G    .98%     1.13%    1.74%    1.60%    1.47%    1.11%    1.07%    1.54%G      1.70%G   1.84%G   1.47%A
 o of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

20.Rati
 .92%     1.00%    .66%     .73%     .25%     .07%     .38%     1.20%    .00%     .29%     .21%        .15%     (.24)%   .25%A
o of net
investm
ent
income
 (loss)  to
average
net
assets

21.Portf
97%      137%     160%     240%     254%     262%     269%     331%     226%     115%     97%         137%     160%     240%
olio
turnove rate


 GLOBAL RESOURCES



 22.Sele      Institutio               23.     24.Class A           25.     26.     27.     Class B
 cted         nal
 Per-Sha      Class
 re Data
 and
 Ratios





 28.Year
1995C       1995         1994K        1993         1992         1991J        1990         1989        1988B        1995C
 s ended
 October
 31

 29.Net
$ 18.87     $ 17.56      $ 17.59      $ 13.88      $ 14.11      $ 12.30      $ 12.60      $ 11.47     $ 10.00      $ 18.87
 asset
 value,
 beginnin
 g of
 period

 30.Inco
 me from
 Investm
 ent
 Operati
 ons

 31. Ne
(.01)D      (.05)D       (.11)D       .22          (.10)        (.15)        (.10)        .10I        (.05)        (.03)D
 t
 investm
 ent
 income
 (loss)

 32. Ne
 .41         2.00         .76          4.91         .79          2.45         .93          1.96        1.52         .39
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 33. Tot
 .40         1.95         .65          5.13         .69          2.30         .83          2.06        1.47         .36
 al from
 investm
 ent
 operatio
 ns

 34.Less
 Distribut
 ions

 35. Fr
--          --           --           --           --           --           (.08)        --          --           --
 om net
 investm
 ent
 income

 36. Fr
--          (.26)        (.68)        (1.42)       (.92)        (.49)        (1.05)       (.93)       --           --
 om net
 realized
 gain

 37. Tot
--          (.26)        (.68)        (1.42)       (.92)        (.49)        (1.13)       (.93)       --           --
 al
 distributi
 ons

 38.Net
$ 19.27     $ 19.25      $ 17.56      $ 17.59      $ 13.88      $ 14.11      $ 12.30      $ 12.60     $ 11.47      $ 19.23
 asset
 value,
 end of
 period

 39.Total
2.12%       11.40%       3.97%        41.05%       5.97%        19.50%       6.37%        19.63%      14.70%       1.91%
 returnE

 40.Net
$ 718       $ 272,97     $ 199,36     $ 40,309     $ 7,087      $ 5,940      $ 4,615      $ 2,049     $ 916        $ 2,508
 assets,    9            1
 end of
 period
 (000
 omitted)

 41.Rati
1.68%A,F    1.86%F       2.10%        2.63%        3.27%H       3.35%H       3.34%H       3.23%       2.85%A       2.23%A,F
 o of

 expense
 s to
 average
 net
 assets

 42.Rati
1.66%A,G    1.84%G       2.07%G       2.62%G       3.27%        3.35%        3.34%        3.23%       2.85%A       2.21%A,G
 o of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

 43.Rati
(.13)%A     (.30)%       (.67)%       (1.18)%      (1.22)%      (1.28)%      (1.13)%      .83%        (.64)%A      (.67)%A
 o of net
 investm
 ent
 income
 (loss) to
 average
 net
 assets

 44.Portf
161%        161%         125%         208%         248%         256%         229%         249%        220%A        161%
 olio
 turnover
 rate


  A  ANNUALIZED
 B  DECEMBER 29, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1988.
 C COMMENCEMENT OF SALE OF EQUITY GROWTH CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF GLOBAL RESOURCES CLASS B AND INSTITUTIONAL CLASS SHARES JULY 3, 1995.
 D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F DURING THE PERIOD A SHAREHOLDER REDEEMED A SIGNIFICANT PORTION OF THE ASSETS OF THE FUND. DUE TO THE TIMING OF THIS TRANSACTION, THE FUND EXPERIENCED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME PER SHARE.
 G FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
 H  EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
 I NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.17 PER SHARE.
 J AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
 K EFFECTIVE DECEMBER 1, 1993 AND NOVEMBER 1, 1993, EQUITY GROWTH AND GLOBAL RESOURCES, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 L FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
GROWTH OPPORTUNITIES

 45.Sele      Institution     Class A
 cted         al Class
 Per-Sha
 re Data
 and
 Ratios





 46.Year     1995M        1995          1994G        1993          1992         1991         1990         1989         1988B
 s ended
 October
 31

 47.Net      $ 29.04      $ 26.62       $ 25.39       $ 21.14       $ 20.58      $ 12.99      $ 16.53      $ 14.27      $ 10.00
 asset
 value,
 beginnin
 g of
 period

 48.Inco
 me from
 Investm
 ent
 Operati
 ons

 49. Ne       .12          .39           .22           .08           .14          .06          .18C         .02          .05
 t
 investment
 income

 50. Ne       1.81         5.31          1.92          5.56          2.04         7.70         (2.50)       3.03         4.22
 t
 realized
 and
 unrealiz
 ed gain
 (loss)
 on
 investm
 ents

 51. Tot       1.93         5.70          2.14          5.64          2.18         7.76         (2.32)       3.05         4.27
 al from
 investm
 ent
 operatio
 ns

 52.Less
 Distribut
 ions

 53. Fr        --           (.27)         (.07)         (.13)         (.09)        (.17)        (.05)        (.03)        --
 om net
 investm
 ent
 income

 54. Fr        --           (1.16)        (.84)         (1.26)        (1.53)       --           (1.17)       (.76)        --
 om net
 realized
 gain

 55. Tot       --           (1.43)        (.91)         (1.39)        (1.62)       (.17)        (1.22)       (.79)        --
 al
 distributi
 ons

 56.Net       $ 30.97      $ 30.89       $ 26.62       $ 25.39       $ 21.14      $ 20.58      $ 12.99      $ 16.53      $ 14.27
 asset
 value,
 end of
 period

 57.Total      6.65%        22.88%        8.71%         28.11%        12.09%       60.25%       (15.05)      22.69%       42.70%
 returnE

 58.Net       $ 71,952     $ 9,690,9     $ 4,598,6     $ 2,054,9     $ 580,59     $ 213,09     $ 51,122     $ 34,351     $ 8,097
 assets,                   92            68            88            5            5
 end of
 period
 (000
 omitted)

 59.Rati       .82%A        1.59%         1.63%         1.65%         1.60%        1.73%        2.00%        2.45%        2.52%A,F
 o of
 expense
 s to
 average
 net
 assets

 60.Rati       .81%A,D      1.58%D        1.62%D        1.64%D        1.60%        1.73%        2.00%        2.45%        2.52%A
 o of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

 61.Rati       2.33%A       1.56%         1.12%         .43%          .80%         .47%         1.49%        .31%         .82%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 62.Portf      39%          39%           43%           69%           94%          142%         136%         163%         143%A
 olio
 turnover
 rate


 STRATEGIC OPPORTUNITIES

 63.Sele      Institution     Initial Class
 cted         al Class
 Per-Sha
 re Data
 and
 Ratios





 64.Year
1995M     1995      1994C    1994G,O   1993O    1992G,O     1991O      1990O       1989O       1988O       1987O       1986O
 s ended
 Decemb
 er 31

 65.Net
$ 22.35   $ 18.86   $ 20.23  $ 22.72   $ 19.72  $ 21.55     $ 17.37     $ 19.77     $ 15.65     $ 19.13     $ 16.71     $ 12.70
 asset
 value,
 beginnin
 g of
 period

 66.Inco
 me from
 Investm
 ent
 Operati
 ons

 67. Ne
 .55       .50       .13I     .54I      .45      .73         .77         .80         .64         .48         .53         .36
 t
 investm
 ent
 income

 68. Ne
3.00      6.79      (.74)     (.81)     4.46     .58         4.26        (2.49)      4.08        (1.80)      2.95        5.05
 t
 realized
 and
 unrealiz
 ed gain
 (loss)
 on
 investm
 ents

 69. Tot
3.55      7.29      (.61)    (.27)     4.91     1.31        5.03        (1.69)      4.72        (1.32)      3.48        5.41
 al from
 investm
 ent
 operatio
 ns

 70.Less
 Distribut
 ions

 71. Fr
(.55)     (.50)     (.50)    (.51)     (.70)    (.72)       (.85)       (.71)       (.60)       (.25)       (.09)       (.24)
 om net
 investm
 ent
 income

 72. Fr
(.55)     (.55)     (.26)    (1.71)    (1.21)   (2.42)      -           -           -           (1.91)      (.97)       (1.16)
 om net
 realized
 gain

 73. Tot
(1.10)    (1.05)    (.76)    (2.22)    (1.91)   (3.14)      (.85)       (.71)       (.60)       (2.16)      (1.06)      (1.40)
 al
 distributi
 ons

 74.Net
$ 24.80   $ 25.10   $ 18.86  $ 20.23   $ 22.72  $ 19.72     $ 21.55     $ 17.37     $ 19.77     $ 15.65     $ 19.13     $ 16.71
 asset
 value,
 end of
 period

 75.Total
15.96%    38.75%    (3.02)   (1.51)%   26.98    7.89%       30.01       (8.96)      31.19       (4.63)      21.87       46.10
 returnE            %                  %                    %           %           %           %           %           %

 76.Net
$ 20,429  $ 23,428  $ 17,58  $ 18,850  $ 20,70  $ 17,93     $ 19,19     $ 15,98     $ 19,78     $ 19,22     $ 27,80     $ 31,99
 assets,            3                  7        3           3           8           0           1           9           1
 end of
 period
 (000
 omitted)

 77.Rati
 .97%      1.04%     1.14%A   1.15%     .89%L    .87%        1.00%       1.03%       .64%K       1.49%J      1.30%J      1.50%J
 o of
 expense
 s to
 average
 net
 assets

 78.Rati
 .96%A,D   1.03%E    1.11%A,E 1.14%D    .89%     .87%        1.00%       1.03%       .64%        1.49%       1.30%       1.50%
 o of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

 79.Rati
2.55%A    2.47%     2.65%A   2.60%     2.74%     3.78%       4.12%       4.21%       4.08%       3.31%       2.88%       2.40%
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 80.Portf
142%      142%      228%A    159%      183%     211%        223%        114%        89%         160%        225%        225%
 olio
 turnover
 rate


  A  ANNUALIZED.
 B  NOVEMBER 18, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1988.
 C  FOR THE THREE MONTHS ENDED DECEMBER 31, 1994.
 D NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.09 PER SHARE.
 E FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
 F TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 G AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
 H EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
 J EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. IN ADDITION, DURING THE PERIOD JULY 1, 1986 THROUGH OCTOBER 31, 1987 FMR VOLUNTARILY WAIVED .05% OF THE ANNUAL INDIVIDUAL FUND FEE OF .35%. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 K INCLUDES REIMBURSEMENT OF $.08 PER SHARE FROM FIDELITY SERVICE COMPANY FOR ADJUSTMENTS TO PRIOR PERIODS' FEES.
 L INCLUDES REIMBURSEMENT OF $.03 PER SHARE FROM FMR FOR ADJUSTMENTS TO PRIOR PERIODS' FEES.
 M  COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES JULY 3, 1995.
 N EFFECTIVE NOVEMBER 1, 1993 AND OCTOBER 1, 1993, GROWTH OPPORTUNITIES AND STRATEGIC OPPORTUNITIES, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 O  FISCAL YEAR ENDED SEPTEMBER 30.
STRATEGIC OPPORTUNITIES

 81.Sele      Class A                                                                 Class B
 cted
 Per-Sha
 re Data
 and
 Ratios





 82.Year
1995     1994D  1994E,H 1993E   1992E,I 1991E   1990E   1989E   1988E   1987E   1986B       1995         1994D        1994C
 s ended
 Decemb
 er 31

 83.Net
$ 18.70  $ 19.96 $ 22.52 $ 19.53 $ 21.38 $ 17.21 $ 19.55 $ 15.53 $ 19.06 $ 16.71 $ 17.81     $ 18.57      $ 19.98      $ 19.65
 asset
 value,
 beginnin
 g of
 period

 84.Inco
 me from
 Investm
 ent
 Operati
 ons

 85. Ne
 .39      .10M    .39M    .33    .61     .66     .70     .50     .42     .46         .08J        .38          .06M         .05M
 t
 investm
 ent
 income

 86. Ne
6.73     (.75)   (.81)   4.44    .58     4.26    (2.49)  4.08    (1.80)  2.95     (1.18)      6.54         (.74)        .28
 t
 realized
 and
 unrealiz
 ed gain
  (loss)

 87. Tot
7.12     (.65)   (.42)   4.77    1.19    4.92    (1.79)  4.58    (1.38)  3.41     (1.10)      6.92         (.68)        .33
 al from
 investm
 ent
 operatio
 ns

 88.Less
 Distribut
 ions

 89. Fr
(.39)    (.35)   (.43)  (.57)   (.62)   (.75)   (.55)   (.56)   (.24)   (.09)       --          (.38)        (.47)        --
 om net
 investment
 income

 90. Fr
(.55)    (.26)   (1.71) (1.21)  (2.42)  --      --      --      (1.91)  (.97)       --          (.55)        (.26)        --
 om net
 realized
 gain

 91. Tot
(.94)    (.61)   (2.14)  (1.78)  (3.04)  (.75)   (.55)   (.56)   (2.15)  (1.06)     --          (.93)        (.73)        --
 al
 distributi
 ons

 92.Net
$ 24.88  $ 18.70 $ 19.96 $ 22.52 $ 19.53 $ 21.38 $ 17.21 $ 19.55 $ 15.53 $ 19.06   $ 16.71     $ 24.56      $ 18.57      $ 19.98
 asset
 value,
 end of
 period

 93.Total
38.16%   (3.26)  (2.24)  26.33   7.26%   29.51%  (9.49)  30.45%  (4.98)  21.43%   (6.18)      37.35%       (3.41)%      1.68%
 returnG %       %       %                       %               %                %

 94.Net
$ 619,99 $ 375,6 $ 385,3 $ 269,8 $ 194,7 $ 199,6 $ 172,0 $ 198,1 $ 191,4 $ 283,1  $ 22,14     $ 87,566     $ 17,090     $ 8,824
 assets,
3        91      49      83      10      04      86      74      54      17       1
 end of
 period
 (000
 omitted)

 95.Ratio
1.61%    1.73%A,M 1.85%  1.57%L  1.46%   1.56%   1.59%   1.51%   1.71%   1.67%K    1.50%A,K    2.11%        2.58%A       2.63%A,N
 of
 expense
 s to
 average
 net
 assets

 96.Ratio
1.61%F   1.73%A,F 1.84%F 1.57%    1.46%   1.56%   1.59%   1.51%   1.71%   1.67%    1.50%A      2.10%F       2.53%A,F     2.63%A,F
 of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

 97.Rati
1.90%    2.03%A  1.89%   2.06%   3.22%   3.61%   3.70%   3.23%   3.10%  2.36%       2.77%A      1.40%        1.22%A       1.11%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 98.Portf
142%     228%A   159%    183%    211%    223%    114%    89%     160%   225%        225%        142%         228%A        159%
 olio
 turnover
 rate


EQUITY INCOME



99.Sele     100.
cted        Institutional Class
Per-Sha
re Data
and
Ratios





 Year s
1995  1994H  1993   1992   1991   1990    1989   1988    1987    1986    1995  1994H   1993       1992C     1995      1994C
ended
Novembe
r 30

101.Net
$16.0 $ 14.9 $ 12.8 $ 11.0 $ 9.52 $ 12.2  $ 11.1 $ 10.9  $ 13.5  $ 11.9  $15.9 $ 14.8  $ 12.8    $ 12.3    $ 15.9   $ 15.2
asset
7     3      8      8             7       0      3       4       5       6     6       6          7         4         1
value,
beginnin
g of
period

102.Inc
ome
from
Investm
ent
Operati
ons

103. Ne
 .45   .41M   .39    .49    .63O   .69     .75    .75     .76     .78     .31   .28M    .33        .13        .26       .08M
t
investm
ent
income

104. Ne
4.28  1.05   2.02   1.79   1.52   (2.42)  1.17   1.81    (1.53)  1.92    4.26  1.03    1.97       .47      4.23      .72
t
realized
and
unrealiz
ed gain
(loss)

105. Tot
4.73  1.46   2.41   2.28   2.15   (1.73)  1.92   2.56    (.77)   2.70    4.57  1.31    2.30       .60      4.49      .80
al from
investm
ent
operatio
ns

106.Les
s
Distribut
ions

107. Fr
(.43) (.32)  (.36)  (.48)  (.59)  (.72)   (.75)  (.74)   (.70)   (.77)   (.30) (.21)   (.30)      (.11)    (.25)     (.07)
om net
investm
ent
income

108. Fr
(.28) --     --     --     --     (.30)   --     (1.65)  (1.14)  (.34)   (.28) --      --         --       (.28)     --
om net
realized
gain

109. Tot
(.71) (.32)  (.36)  (.48)  (.59)  (1.02)  (.75)  (2.39)  (1.84)  (1.11)  (.58) (.21)   (.30)      (.11)    (.53)    (.07)
al
distributi
ons

110.Net
$20.0 $ 16.0 $ 14.9 $ 12.8 $ 11.0 $ 9.52  $ 12.2 $ 11.1  $ 10.9  $ 13.5  $19.9 $ 15.9  $ 14.8     $ 12.8   $ 19.9   $ 15.9
asset
9     7      3      8      8              7      0       3       4       5     6       6          6        0         4
value,
end of
period

111.Tot
30.43 9.82%  18.90  20.91  22.97  (14.90  17.58  26.99   (7.28)  23.48   29.46 8.84%   18.03      4.88     28.95     5.25%
al
%            %      %      %      )%      %      %       %       %       %             %          %          %
returnG

112.Net
$ 297 $ 19 8 $ 191  $ 139  $ 169  $ 253   $ 464  $ 437   $ 444   $ 544   $ 880 $ 1 80  $ 42       $ 1     $ 270     $ 35
assets,
end of
period
 (in
 millions)

113.Rat
 .74%  .73%   .80%   .71%N  .67%N  .61%N   .55%N  .55%N   .54%N   .61%    1.48% 1.67%   1.77       1.55       1.85%     2.24%A
io of                                                                                  %          %A
expense
s to
average
net
assets

 114.Rat
 .73%F .71%F  .79%F  .71%   .67%   .61%    .55%   .55%    .54%    .61%    1.47%F 1.64%F 1.77       1.55       1.84%F     2.18%
 io of                                                                                 %          %A                     A,F

 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

115.Rat
2.52% 2.62%  3.00   3.77   5.66   6.11%   6.09   6.86    5.58    6.06    1.78% 1.69%   2.02       3.39       1.41%     1.15%A
io of net    %      %      %              %      %       %       %                     %          %A
investm
ent
income
to
average
net
assets

116.Por
80%   140%   120%   51%    91%    103%    93%    78%     137%    107%    80%   140%    120%     51%        80%       140%
tfolio
turnover
 rate


  A  ANNUALIZED.
 B  AUGUST 20, 1986 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO SEPTEMBER
30, 1986.
 C COMMENCEMENT OF SALE OF EQUITY INCOME CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF EQUITY INCOME AND STRATEGIC OPPORTUNITIES CLASS B SHARES JUNE 30, 1994.
 D  FOR THE THREE MONTHS ENDED DECEMBER 31, 1994.
 E  FISCAL YEAR ENDED SEPTEMBER 30.
 F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
 G TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD FMR NOT REIMBURSED CERTAIN EXPENSES DURING THE PERIODS SHOWN.
 H EFFECTIVE OCTOBER 1, 1993 AND DECEMBER 1, 1993, STRATEGIC OPPORTUNITIES AND EQUITY INCOME, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 I AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
 J NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON UNDISTRIBUTED NET INVESTMENT INCOME PER SHARE AT THE END OF THE PERIOD LESS THE AMOUNT OF UNDISTRIBUTED NET INVESTMENT INCOME PER SHARE OF THE FUND AT AUGUST 20, 1986.
 K EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. IN ADDITION, DURING THE PERIOD JULY 1, 1986 THROUGH OCTOBER 31, 1987 FMR VOLUNTARILY WAIVED .05% OF THE ANNUAL INDIVIDUAL FUND FEE OF .35%. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 L INCLUDES REIMBURSEMENT OF $.03 PER SHARE FROM FMR FOR ADJUSTMENTS TO PRIOR PERIODS' FEES.
 M FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 N EFFECTIVE APRIL 1, 1987 TO SEPTEMBER 10, 1992, FMR VOLUNTARILY WAIVED .10% OF THE ANNUAL MANAGEMENT FEE OF .50%. WITHOUT THIS REIMBURSEMENT THE
CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 O  INCLUDES $.04 PER SHARE FROM FOREIGN TAXES RECOVERED.
 P NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
INCOME & GROWTH

117.Sel     Institution     Class A
ected       al
Per-Sha     Class
re Data
and
Ratios





118.Yea
1995D      1995         1994F       1993          1992         1991         1990         1989         1988         1987B
rs ended
October
31

119.Net
$ 15.23    $ 14.67      $ 15.91     $ 14.41       $ 14.13      $ 10.41      $ 12.77      $ 11.07      $ 9.44       $ 10.00
asset
value,
beginnin
g of
period

120.Inc
ome
from
Investm
ent
Operati
ons

121. Ne
 .25         .59          .38         .48           .50          .51          .56          1.01G        .62          .27
t
investm
ent
income

122. Ne
 .09         .54          (.79)        2.18          .85          3.74         (1.34)       1.27         1.56         (.63)
t
realized
and
unrealiz
ed gain
(loss)

123. Tot
 .34         1.13         (.41)        2.66          1.35         4.25         (.78)        2.28         2.18         (.36)
al from
investm
ent operatio
ns

124.Les
s
Distribut
ions

125. Fr
(.17)       (.50)        (. 28 )     (.56)         (.46)        (.53)        (1.06)       (.58)        (.55)        (.20)
om net
investm
ent
income

 126. In
--          --           (.02)        --            --           --           --           --           --           --
 excess
 of net
 investm
 ent income

127. Fr
--          --           (.49)       (.60)         (.61)        --           (.52)        --           --           --
om net
realized
gain

 128. Re
--          --           (.04)        --            --           --           --           --           --           --
 turn of
 capital

129. Tot
(.17)       (.50)        (.83)       (1.16)        (1.07)       (.53)        (1.58)       (.58)        (.55)        (.20)
al
distributi
ons

130.Net
$ 15.40     $ 15.30      $ 14.67     $ 15.91       $ 14.41      $ 14.13      $ 10.41      $ 12.77      $ 11.07      $ 9.44
asset
value,
end of
period

131.Tot
2.22%       7.85%        (2.69)%     19.66%        10.27%       41.73%       (7.15)%      21.15%       23.66%       (3.90)%
al
returnE

132.Net
$ 993       $ 3,441,1    $ 3,128,7   $ 1,654,1     $ 397,67     $ 135,53     $ 60,934     $ 46,139     $ 36,224     $ 34,376
assets,     41           76          24            2            3
end of
period
(000
omitted)

133.Rat
 .92%A,I     1.47%        1.59%       1.52%         1.60%        1.71%        1.85%        1.91%        2.06%        2.06%A
io of
expense
s to
average
net
assets

 134.Rat
 .91%A,H     1.46%H        1.58%H     1.51%H        1.60%        1.71%        1.85%        1.91%        2.06%        2.06%A
 io of
 expense
 s to
 average
 net
 assets
 after
 expense
 reductio
 ns

135.Rat
4.54%A      3.99%        3.79%        3.24%         3.97%        4.19%        5.29%        8.80%        5.83%        3.95%A
io of net
investm
ent
income
to
average
net
assets

136.Por
297%        297%          202 %      200%          389%         220%         297%         151%         204%         206%A
tfolio
turnover
rate


 EMERGING MARKETS INCOME

 137.Sel      Institutio     Class A           Class B
 ected        nal
 Per-Sha      Class
 re Data
 and
 Ratios



 138.Yea        1995D       1995         1994C        1995        1994D
 rs ended
 Decemb
 er 31

 139.Net        $ 8.400     $ 9.520      $ 10.000     $ 9.520     $ 9.700
 asset
 value,
 beginnin
 g of
 period

 140.Inc
 ome
 from
 Investm
 ent
 Operati
 ons

 141. Ne         .393        .860         .356         .835        .167
 t
 investm
 ent
 income

 142. Ne         .876        (.323)       (.073)       (.342)      .227
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 143. Tot        1.269       .537         .283         .493        .394
 al from
 investm
 ent
 operatio
 ns

 144.Les
 s
 Distribut
 ions

 145. Fr         (.389)      (.777)       (.353)       (.713)      (.220)
 om net
 investm
 ent
 income

 146. In         --          --           (.150)       --          (.094)
 excess
 of net
 investm
 ent
 income

 147. Fr         --          --           (.010)       --          (.010)
 om net
 realized
 gain

 148. In         --          --           (.250)       --          (.250)
 excess
 of net
 realized
 gain

 149. Tot        (.389)      (.777)       (.763)       (.713)      (.574)
 al
 distributi
 ons

 150.Net        $ 9.280     $ 9.280      $ 9.520      $ 9.300     $ 9.520
 asset
 value,
 end of
 period

 151.Tot         15.52%      6.99%        2.47%        6.38%       3.67%
 al
 returnE

 152.Net        $ 201       $ 36,205     $ 30,029     $ 9,486     $ 5,034
 assets,
 end of
 period
 (000
 omitted)

 153.Rat         1.25%A,I    1.50%I       1.50%A,I     2.25%I      2.25%A,I
 io of
 expense
 s to
 average
 net
 assets

 154.Rat         9.09%A      9.32%        6.60%A       8.48%       5.86%A
 io of net
 investm
 ent
 income
 to
 average
 net
 assets

 155.Por         305%        305%         354%A        305%        354%A
 tfolio
 turnover
 rate


  A  ANNUALIZED.
 B  JANUARY 6, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
 C  3.MARCH 10, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
 D COMMENCEMENT OF SALE OF EMERGING MARKETS INCOME CLASS B SHARES JUNE 30, 1994; COMMENCEMENT OF SALE OF INCOME & GROWTH AND EMERGING MARKETS INCOME INSTITUTIONAL CLASS SHARES JULY 3, 1995.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 G NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $ .26 PER SHARE.
 H FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
 I 1.FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
HIGH YIELD



 2.Select     Institutio                    Class A                                Class B
 ed           nal
 Per-Sha      Class
 re Data
 and
 Ratios





 3.Years
1995C    1995     1994D    1993     1992     1991    1990         1989         1988         1987B        1995         1994C
 ended
 October
 31

 4.Net
$ 11.560 $ 11.220 $ 12.010 $ 11.070 $ 10.120 $ 8.150 $ 8.970      $ 9.860      $ 9.090      $ 10.000     $ 11.210     $ 11.300
 asset
 value,
 beginnin
 g of
 period

 5.Incom
 e from
 Investm
 ent
 Operati
 ons

 6. Net
 .390G    .930G    .848     .980     1.146    1.115    1.144        1.237        1.165        .878         .794G        .223
 investm
 ent
 income

 7. Net
 .193     .680     (.537)   1.153    .975     1.948    (.820)       (.890)       .770         (.910)       .721         (.118)
 realized
 and
 unrealiz
 ed gain
 (loss)

 8. Total
 .583     1.610    .311     2.133    2.121    3.063    .324         .347         1.935        (.032)       1.515        .105
 from
 investm
 ent
 operations

 9.Less
 Distribut
 ions

 10. Fr
(.383)   (.920)   (.851)   (.963)   (1.171) (1.093)  (1.144)      (1.237)      (1.165)      (.878)       (.835)       (.195)
 om net
 investm
 ent
 income

 11. Fro
--       --       (.250)   (.230)   --       --       --          --           --           --           --           --
 m net
 realized
 gain

 12. Tot
(.383)   (.920)   (1.101)  (1.193)  (1.171)  (1.093)  (1.144)      (1.237)      (1.165)      (.878)       (.835)       (.195)
 al
 distributi
 ons

 13.Net
$ 11.760 $ 11.910 $ 11.220 $ 12.010 $ 11.070 $ 10.120 $ 8.150      $ 8.970      $ 9.860      $ 9.090      $ 11.890     $ 11.210
 asset
 value,
 end of
 period

 14.Total
5.07%    15.05%   2.64%    20.47%   21.96%   39.67%   3.58%        3.34%        22.14%       (.81)%       14.12%       .94%
 returnE

 15.Net
$ 126    $ 1,200, $ 679,62 $ 485,55 $ 136,31 $ 38,681 $ 15,134     $ 13,315     $ 11,900     $ 9,077      $ 155,73     $ 16,959
 assets, 495      3        9        6                                                                     0
 end of
 period
 (000
 omitted)

 16.Rati
 .70%A    1.15%    1.20%    1.11%    1.10%F   1.10%F   1.10%F       1.10%F       1.10%F       1.24%A,F     2.01%        2.20%A
 o of
 expense
 s to
 average
 net
 assets

 17.Rati
8.77%A   8.32%    6.92%    8.09%    9.95%    12.20%   12.72%       12.98%       11.86%       10.74%A      7.46%        5.92%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 18.Portf
112%     112%     118%     79%      100%     103%      90%          131%         135%         166%A        112%         118%
 olio
 turnover
 rate


 STRATEGIC INCOME

 19.Sele      Institutional     Class A           Class B
 cted         Class
 Per-Sha
 re Data
 and
 Ratios



 20.Year        1995C        1995         1994C        1995         1994C
 s ended
 Decemb
 er 31

 21.Net         $ 10.890     $ 9.920      $ 10.000     $ 9.910      $ 10.000
 asset
 value,
 beginnin
 g of
 period

 22.Inco
 me from
 Investm
 ent
 Operati
 ons

 23. Ne          .456         .885         .064G        .820         .072G
 t
 investm
 ent
 income

 24. Ne          .340         1.231        (.046)       1.237        (.078)
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 25. Tot         .796         2.116        .018         2.057        (.006)
 al from
 investm
 ent
 operatio
 ns

 26.Less
 Distribut
 ions

 27. Fr          (.426)       (.806)       (.098)       (.727)       (.084)
 om net
 investm
 ent
 income

 28. Fr          (.230)       (.230)       --           (.230)       --
 om net
 realized
 gain

 29. Tot         (.656)       (1.036)      (.098)       (.957)       (.084)
 al
 distributi
 ons

 30.Net         $ 11.030     $ 11.000     $ 9.920      $ 11.010     $ 9.910
 asset
 value,
 end of
 period

 31.Total        7.47%        22.02%       .17%         21.35%       (.06)%
 returnE

 32.Net         $ 107        $ 52,626     $ 10,687     $ 26,654     $ 9,379
 assets,
 end of
 period
 (000
 omitted)

 33.Rati         1.10%A       1.35%F       1.35%        2.10%        2.10%
 o of           ,F                           A,F                       A,F
 expense
 s to
 average
 net
 assets

 34.Rati         7.53%A       7.28%        5.80%A       6.53%        5.06%A
 o of net
 investm
 ent
 income
 to
 average
 net
 assets

 35.Portf        193%         193%         104%A        193%         104%A
 olio
 turnover
 rate


  A  ANNUALIZED.
 B  JANUARY 5, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
 C COMMENCEMENT OF SALE OF HIGH YIELD CLASS B SHARES JUNE 30, 1994; COMMENCEMENT OF SALE OF STRATEGIC INCOME CLASS A & CLASS B SHARES OCTOBER 31, 1994; COMMENCEMENT OF SALE OF HIGH YIELD AND STRATEGIC INCOME INSTITUTIONAL CLASS SHARES JULY 3, 1995.
 D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
GOVERNMENT INVESTMENT



36.Sele     Institutio                     Class A                                Class B
cted        nal
Per-Sha     Class
re Data
and
Ratios





37.Year
1995C    1995    1994E    1993     1992     1991         1990        1989        1988        1987B        1995        1994C
s ended
October
31

38.Net
$ 9.560  $ 8.960 $ 10.140 $ 9.730  $ 9.590  $ 9.150     $ 9.310     $ 9.260     $ 9.200     $ 10.000     $ 8.950     $ 9.100
asset
value,
beginnin
g of
period

39.Inco
me from
Investm
ent
Operati
ons

40. Ne
 .197     .594    .515      .567    .666     .700       .735        .773        .769        .614         .542        .144
t
investm
ent
income

41. Ne
 .108     .701   (1.031)   .601    .125     .419        (.160)      .050        .060        (.800)       .693        (.137)
t
realized
and
unrealiz
ed gain
(loss)

42. Tot
 .305     1.295   (.516)   1.168   .791     1.119       .575        .823        .829        (.186)       1.235       .007
al from
investm
ent
operatio
ns

43.Less
Distribut
ions

44. Fr
(.195)   (.585)  (.504)  (.558)  (.651)   (.679)       (.735)      (.773)      (.769)      (.614)       (.515)      (.157)
om net
investm
ent
income

45. Fr
--       --     (.130)   (.200)   --       --          --          --          --          --           --          --
om net
realized
gain

 46. In
--       --    (.030)    --      --       --           --          --          --          --           --          --
 excess
 of net
 realized
 gain

47. Tot
(.195)  (.585) (.664)  (.758)   (.651) (.679)       (.735)      (.773)      (.769)      (.614)       (.515)       (.157)
al
distributi
ons

48.Net
$ 9.670 $ 9.670 $ 8.960 $ 10.140 $ 9.730 $ 9.590      $ 9.150     $ 9.310     $ 9.260     $ 9.200      $ 9.670     $ 8.950
asset
value,
end of
period

49.Total
3.23%    14.91% (5.27)%   12.53%  8.49%   12.65%       6.48%       9.37%       9.34%       (1.84)%      14.19%      .10%
returnD

50.Net
$ 14,588 $ 208,62 $ 114,45 $ 69,876 $ 23,281 $ 13,058 $ 9,822     $ 8,203     $ 6,590     $ 4,584      $ 11,766    $ 2,062
assets,  0        3
end of
period
(000
omitted)

51.Rati
 .75%A,F  .89%F     .74%F     .68%F   1.10%F   1.10%F  1.10%F      1.10%F      1.10%F      1.29%A,F     1.65%F       1.70%A,F
o of
expense
s to
average
net
assets

52.Rati
6.48%A  6.34%     6.18%     6.11%   6.98%     7.47%        8.04%       8.45%       8.30%       8.12%A   5.58%       5.22%A
o of net
investm
ent
income
to
average
net
assets

53.Portf
261%    261%     313%       333%    315%      54%          31%         42%         44%         32%A         261%        313%
olio
turnover
 rate


 INTERMEDIATE BOND (FORMERLY  LIMITED TERM BOND )



54.Sele     Institutional Class                                                                Class A                Class B

cted
Per-Sha
re Data
and
Ratios





 Years
1995    1994E   1993    1992    1991    1990    1989    1988    1987    1986    1995    1994E   1993    1992C   1995    1994C
ended
Novembe
r 30

55.Net
$ 10.27 $ 11.16 $ 10.6  $ 10.5  $ 10.1  $ 10.4  $ 10.1  $ 10.2  $ 11.24 $ 10.5  $ 10.26 $ 11.14 $ 10.6  $ 10.9 $ 10.25 $ 10.43
asset
0       0       40      50      40      10      80      50      0       50      0       0       40      60     0       0
value,
beginnin
g of
period

56.Inco
me from
Investm
ent
Operati
ons

57. Ne
 .671    .602    .832    .840    .884    .901    .937    .944    .953    1.026   .649    .609    .785    .170    .579   .204
t
investm
ent
income

58. Ne
 .499    (.833)  .531    .102    .411    (.270)  .230    (.070)  (.770)  .710    .491    (.876)  .511    (.320)  .483   (.178)
t
realized
and
unrealiz
ed gain
 (loss)

59. Tot
1.170   (.231)  1.363   .942    1.295   .631    1.167   .874    .183    1.736   1.140   (.267)  1.296   (.150)  1.062  .026
al from
investm
ent
operatio
ns

60.Less
Distribut
ions

61. Fr
(.670)  (.597)  (.843)  (.852)  (.885)  (.901)  (.937)  (.944)  (.953)  (1.026  (.640)  (.555)  (.796)  (.170)  (.562) (. 187)
om net                                                                  )
investm
ent
income

62. Fr
--      --      --      --      --      --      --      --      (.220)  (.020)  --      --      --      --      --     --
om net
realized
gain

 63. Re
--      (.062)  --      --      --      --      --      --      --      --      --      (.058)  --      --      --      (.019)
 turn of
 capital

64. Tot
(.670)  (.659)  (.843)  (.852)  (.885)  (.901)  (.937) (.944) (1.173   (1.046  (.640)   (.613)  (.796)  (.170)  (.562)  (.206)
al                                                            )        )
distributi
ons

65.Net
$ 10.77 $ 10.27 $ 11.16 $ 10.6  $ 10.5  $ 10.1  $ 10.4  $ 10.1  $ 10.2  $ 11.24 $ 10.76 $ 10.2  $ 11.1  $ 10.6  $ 10.75 $ 10.25
asset
0       0       0       40      50      40      10      80      50      0       0       60      40      40      0       0
value,
end of
period

66.Total
11.73   (2.10)  13.17   9.21%   13.35   6.46%   12.03   8.81%   1.78%   17.04   11.43   (2.44)  12.50   (1.37)  10.62  .24%
returnD
%       %       %               %               %                       %       %       %       %       %       %

67.Net
$ 209   $ 172   $ 184   $ 160   $ 328   $ 357   $ 427   $ 419   $ 407   $ 419   $ 228   $ 142   $ 59    $ 3     $ 16   $ 3
assets,
end of
period
( in
 millions )

68.Rati
 .67%F   .61%   .64%    .57%    .57%    .58%    .54%    .54%    .53%    .53%    .94%F    1.02%F  1.23%   .82%A   1.70%F 1.65%A,F
o of
expense
s to
  average
net
assets

69.Rati
6.47%   6.45%   7.41%   7.96%   8.59%   8.90%   9.16%   9.16%   9.03%   9.22%   6.20%   6.04%   6.81%   7.67%A  5.44%  5.42%A
o of net
investm
ent
income
to
average
net
assets

70.Portf
189%    68%     59%     7%      60%     59%     87%     48%     92%     59%     189%    68%     59%     7%      189%   68%
olio
turnover
 rate


A ANNUALIZED.
B JANUARY 7, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
C COMMENCEMENT OF SALE OF INTERMEDIATE BOND CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF GOVERNMENT INVESTMENT AND INTERMEDIATE BOND CLASS B SHARES JUNE 30, 1994; COMMENCEMENT OF SALE OF GOVERNMENT INVESTMENT INSTITUTIONAL CLASS SHARES JULY 3, 1995.
D TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGE S AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE NOVEMBER 1, 1993 AND DECEMBER 1, 1993, GOVERNMENT INVESTMENT AND INTERMEDIATE BOND, RESPECTIVELY, ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SHORT FIXED-INCOME

71.Sele     Institution                         Class A
cted        al Class
Per-Sha
re Data
and
Ratios





72.Year
1995C       1995         1994E,G      1993         1992         1991         1990         1989         1988        1987B
s ended
October
31

73.Net
$ 9.450     $ 9.480      $ 10.090     $ 9.950      $ 9.870      $ 9.620      $ 9.950      $ 9.940      $ 10.060    $ 10.000
asset
value,
beginnin
g of
period

74.Inco
 .137        .403         .479         .732         .830         .848         .868         .832         .852        .101
me from
Investm
ent
Operati
ons
 Net
investm
ent
income

75. Ne
 .067        .148         (.501)       .146         .071         .270         (.330)       .010         (.120)      .060
t
realized
and
unrealiz
ed gain
(loss)

76. Tot
 .204        .551         (.022)       .878         .901         1.118        .538         .842         .732        .161
al from
investm
ent
operatio
ns

77.Less
(.136)      (.407)       (.464)       (.738)       (.821)       (.868)       (.868)       (.832)       (.852)      (.101)
Distribut
ions
 From
net
investm
ent
income

 78. In
--          --           (.044)       --           --           --           --           --           --           --
 excess
 of net
 investm
 ent
 income

 79. Re
(.048)      (.154)       (.080)       --           --           --           --           --           --           --
 turn of
 capital

 80. Tot
(.184)      (.561)       (.588)       (.738)       (.821)       (.868)       (.868)       (.832)       (.852)       (.101)
 al
 Distribut
 ions

81.Net
$ 9.470     $ 9.470      $ 9.480      $ 10.090     $ 9.950      $ 9.870      $ 9.620      $ 9.950      $ 9.940     $ 10.060
asset
value,
end of
period

82.Total
2.18%       6.05%        (.22)%       9.13%        9.44%        12.19%       5.59%        8.89%        7.56%       1.61%
returnD

83.Net
$ 9,827     $ 546,54     $ 787,92     $ 654,20     $ 170,55     $ 25,244     $ 13,062     $ 12,394     $ 13,433    $ 3,252
assets,     6            6            2            8
end of
period
(000
omitted)

84.Rati
 .85%A,F     .89%         .97%         .95%         .90%F        .90%F        .90%F        .90%F        .90%F       .90%A,F
o of
expense
s to
average
net
assets

85.Rati
6.10%A      6.05%        5.91%        6.77%        7.59%        8.50%        8.86%        8.45%        8.39%       7.65%A
o of net
investm
ent
income
to
average
net
assets

86.Portf
179%        179%         108%         58%          57%          127%         144%         157%         178%        119%A
olio
turnover
rate


HIGH INCOME MUNICIPAL



87.Sele     Institutio                         Class A                          Class B
cted        nal
Per-Sha     Class
re Data
and
Ratios





88.Year
1995C    1995     1994E    1993     1992     1991     1990     1989     1988        1987B             1995        1994C
s ended
October
31

89.Net
$ 11.700 $ 11.220 $ 12.720 $ 11.650 $ 11.410 $ 10.870 $ 10.820 $ 10.460 $ 9.850     $ 10.000          $ 11.210    $ 11.610
asset
value,
beginnin
g of
period

90.Inco
me from
Investm
ent
Operati
ons

91. Ne
 .232     .700     .689     .710     .774     .803     .811     .800     .750        .092              .612        .188
t
 interest
income

92. Ne
 .180     .660     (1.430)  1.100    .250     .660    .150     .410     .610        (.150)            .650        (.400)
t
realized
and
unrealiz
ed gain
(loss)

93. Tot
 .412     1.360    (.741)   1.810    1.024    1.463    .961     1.210    1.360       (.058)            1.262       (.212)
al from
investm
ent
operatio
ns

94.Less
Distribut
ions

95. Fr
(.232)   (.700)   (.689)   (.710)   (.774)   (.803)   (.811)   (.800)   (.750)      (.092)            (.612)      (.188)
om net
 interest
income

96. Fr
--       --       (.060)   (.030)   (.010)   (.120)   (.100)   (.050)   --          --                --          --
om net
realized
gain

97. In
--       --       (.010)   --       --       --       --       --       --          --                --          --
excess
of net
realized
gain

98. Tot
(.232)   (.700)   (.759)   (.740)   (.784)   (.923)   (.911)   (.850)       (.750)      (.092)            (.612)       (.188)
al
distributi
ons

99.Net
$ 11.880 $ 11.880 $ 11.220 $ 12.720 $ 11.650 $ 11.410 $ 10.870 $ 10.820  $ 10.460    $ 9.850           $ 11.860    $ 11.210
asset
value,
end of
period

100.Tot
3.55%    12.50%   (6.03)%  15.95%   9.21%    14.02%   9.28%    12.05%   14.22%       (.58)%            11.57%      (1.86)%
al
returnD

101.Net
$ 154    $ 565,13 $ 544,42 $ 497,57 $ 156,65 $ 67,135 $ 22,702 $ 6,669  $ 3,290     $ 1,275           $ 32,395    $ 9,968
assets,  1        2        5        9
end of
period
(000
omitted)

102.Rat
 .75%A,F  .91%     .89%     .92%     .90%F    .90%F    .90%F    .90%F        .89%F       .80%A,F     1.86%F       2.09%A
io of
expense
s to
average
net
assets

103.Rat
5.89%A   6.06%    5.78%    5.59%    6.59%    7.08%    7.37%    7.60%     7.33%       7.24%A         5.18%       4.58%A
io of net
 interest
income
to
average
net
assets

104.Por
37%      37%      38%      27%      13%      10%       11%      27%          19%          0%          37%         38%
tfolio
turnover
 rate


A ANNUALIZED.
B SEPTEMBER 16, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987.
C COMMENCEMENT OF SALE OF HIGH INCOME MUNICIPAL CLASS B SHARES JUNE 30, 1994 ; COMMENCEMENT OF SALE OF SHORT FIXED-INCOME AND HIGH INCOME MUNICIPAL INSTITUTIONAL CLASS SHARES JULY 3, 1995.
D TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGE S AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
 G  AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH PRESENT PERIOD ACCOUNTING
POLICIES.
INTERMEDIATE MUNICIPAL INCOME (FORMERLY  LIMITED TERM TAX-EXEMPT )



105.Sel     Institutional Class
ected
Per-Sha
re Data
and
Ratios





 Years
1995    1994D   1993    1992    1991    1990    1989    1988    1987    1986    1995    1994D   1993   1992C     1995   1994 C
ended
Novembe
r 30

106.Net
$ 9.410 $ 10.46 $ 11.08 $ 10.8  $ 10.6  $ 10.6  $ 10.5  $ 10.3  $ 10.9  $ 10.2  $ 9.400 $ 10.46 $ 11.08 $ 11.01 $ 9.400 $ 9.890
asset   0       0       00      40      10      20      80      90      80              0       0       0
value,
beginnin
g
  of
period

107.Inc
ome
from
Investm
ent
Operati
ons

108. Ne
 .477    .481    .536    .666    .682    .689    .674    .650    .641    .671    .451    .455    .508    .131     .373   .155
t
 interest
income

109. Ne
 .950    (1.030  .260    .280    .160    .030    .090    .140    (.540)  .760    .980    (1.040  .260   .070      .980   (.490)
t       )                                                                               )
realized
and
unrealiz
ed
 gain
(loss)

110. Tot
1.427   (.549)  .796    .946    .842    .719    .764    .790    .101    1.431   1.431   (.585)  .768   .201      1.353  (.335)
al from
 interest
  operatio
ns

111.Les
s
Distribut
ions

112. Fr
(.477)  (.481)  (.536)  (.666)  (.682)  (.689)  (.674)  (.650)  (.641)  (.671)  (.451)  (.455)  (.508) (.131)   (.373)  (.155)
om net
 interest
income

113. Fr
--       --     (.880)   --      --      --      --     --      (.070)  (.050)   --      --     (.880)  --      --      --
om net
realized
gain

 114. In
--     (.020)   --       --      --      --      --     --      --      --       --     (.020)  --      --     --       --
 excess
 of net
 realized
 gain

115. Tot
(.477)  (.501)  (1.416  (.666)  (.682)  (.689)  (.674)  (.650)  (.711)  (.721)  (.451)  (.475)  (1.388 (.131) (.373)   (.155)
al              )                                                                               )
distributi
ons

116.Net
$ 10.36 $ 9.410 $ 10.4  $ 11.08 $ 10.8  $ 10.6  $ 10.6  $ 10.5  $ 10.3  $ 10.9  $ 10.38 $ 9.400 $ 10.4 $ 11.08 $ 10.38 $ 9.400
asset
0       60      0       00      40      10      20      80      90      0       60      0       0
value,
end of
period

117.Tot
15.44   (5.43)  8.01%   9.01%   8.15%   7.04%   7.50%   7.77%   .97%    14.39   15.49   (5.78)  7.72%  1.37%    14.60  (3.44 )
al  %   %                                                               %       %       %                       %      %
returnE

118.Net
$ 11    $ 12    $ 15    $ 28    $ 100   $ 112   $ 121   $ 132   $ 163   $ 161   $ 63    $ 57    $ 40   $  2    $ 6     $  2
assets,
end of
period
( in
 millions )

119.Rat
 .70%F   .65%F   .65%F   .66%F   .61%    .62%    .65%    .63%    .59%    .58%    .94%F   .90%F   .90%F  1.04%A,F 1.68%  1.65%A,F
io of
expense
s to
average
net
assets

120.Rat
4.96%   4.75%   5.01%   6.05%   6.40%   6.53%   6.45%   6.20%   6.01%   6.29%   4.56%   4.49%   4.76%  5.65%A 3.71%    3.74%A
io of net
 interest
income
to
average
net
assets

121.Por
53%     53%     46%     36%     20%     32%     31%     24%     43%     34%     53%     53%     46%     36%    53%     53%
tfolio
turnover
 rate


 SHORT-INTERMEDIATE MUNICIPAL INCOME (FORMERLY  SHORT-INTERMEDIATE
TAX-EXEMPT )
122.Sel     Institution     Class A
ected       al Class
Per-Sha
re Data
and
Ratios

123.Ye            1995C        1995        1994B
ar s
ended
Novemb
er 30

124.Net           $ 10.070     $ 9.770     $ 10.000
asset
value,
beginnin
g of
period

125.Inc            .178         .430        .259
ome
from
Investm
ent
Operati
ons
 Net
interest
income

126. Ne            .160         .470        (.230)
t
realized
and
unrealiz
ed gain
(loss)

127. Tot           .338         .900        .029
al from
investm
ent
operatio
ns

128.Les            (.178)       (.430)      (.259)
s
Distribut
ions
 From
net
interest
income

129.Net           $ 10.230     $ 10.240    $ 9.770
asset
value,
end of
period

130.Tot            3.37%        9.38%       .27%
al
returnE

131.Net           $ 134        $ 29,274    $ 16,563
assets,
end of
period
(000
omitted)

132.Rat            .75%A,F     .82%F       .75%A,F
io of
expense
s to
average
net
assets

133.Rat            4.18%A       4.25%       3.74%A
io of net
interest
income
to
average
net
assets

134.Por            80%          80%         111%A
tfolio
turnover
rate

  A  ANNUALIZED.
 B  MARCH 16, 1994 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1994.
 C COMMENCEMENT OF SALE OF INTERMEDIATE MUNICIPAL INCOME CLASS A SHARES SEPTEMBER 10, 1992; COMMENCEMENT OF SALE OF INTERMEDIATE MUNICIPAL INCOME CLASS B SHARES JUNE 30, 1994; COMMENCEMENT OF SALE OF SHORT-INTERMEDIATE MUNICIPAL INCOME INSTITUTIONAL CLASS SHARES JULY 3, 1995.
 D EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
 E TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
 F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NEW YORK MUNICIPAL INCOME (FORMERLY NEW YORK TAX-FREE)
135.Sel      Institutiona     Class A     Class B
 ected        l Class
 Per-Sha
 re Data
 and
 Ratios

 136.Ye         1995B        1995B        1995B
 ars
 ended
 October
 31

 137.Net        $ 10.000     $ 10.000     $ 10.000
 asset
 value,
 beginnin
 g of
 period

 138.Inc
 ome
 from
 Investm
 ent
 Operati
 ons

 139. Ne         .095         .084         .074
 t
 investm
 ent
 income

 140. Ne         .400         .400         .390
 t
 realized
 and
 unrealiz
 ed gain
 (loss)

 141. Tot        .495         .484         .464
 al from
 investm
 ent
 operatio
 ns

 142.Les
 s
 Distribut
 ions

 143. Fr         (.095)       (.084)       (.074)
 om net
 investm
 ent
 income

 144.Net        $ 10.400     $ 10.400     $ 10.390
 asset
 value,
 end of
 period

 145.Tot         4.96%        4.85%        4.65%
 al
 returnC

 146.Net        $ 683        $ 2,033      $ 1,161
 assets,
 end of
 period
 (000
 omitted)

 147.Rat         .75%A        1.00%A       1.75%A
 io of          ,D           ,D           ,D
 expense
 s to
 average
 net
 assets

 148.Rat         4.75%        4.16%        3.52%
 io of net      A            A            A
 investm
 ent
 income
 to
 average
 net
 assets

 149.Por         0%           0%           0%
 tfolio
 turnover
 rate

 A ANNUALIZED
B AUGUST 21, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995
C TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF SALES CHARGES AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN and/or YIELD. For Overseas, Global Resources, Growth Opportunities, Income & Growth, High Yield, Government Investment, Short Fixed-Income, High Income Municipal, California Municipal Income and New York Municipal Income , the fiscal year runs from November 1 to October 31. For Mid Cap, Equity Growth, Large Cap, Equity Income, Intermediate Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income , the fiscal year runs from December 1 to November 30. For Strategic Income, Strategic Opportunities, and Emerging Markets Income , the fiscal year runs from January 1 to December 31. The tables below show the Institutional Class' performance history. Mid Cap, Large Cap, and California Municipal Income are expected to commence operations on or about February 26, 1996. For additional charts presenting the Institutional Class' calendar year performance , see Appendix B , page
 .
GROWTH FUNDS - INSTITUTIONAL CLASS
      Average Annual Total Return *    Cumulative Total Return *


         Past 1 year      Past 5 years     10 Years/Life     Past 1 year      Past 5 years       10 Years/Life
                                           of fund +                                        of fund+

OVER       0.11 %      8.84 %      7.06 %       0.11 %      52.70 %      45.83 %
SEAS
[A]

EQUIT      42.15 %     26.02 %     20.27 %      42.15 %     217.79 %     533.43 %
Y
GROW
TH [B]

GLOB       11.52 %     15.67%      15.14 %      11.52 %     107.09 %     202.26 %
AL
RESO
URCES
[A]

GROW       23.20 %     25.25 %     21.08 %      23.20 %     208.20 %     358.35 %
TH
OPPO
RTUNIT
IES
[A]

STRAT      38.60 %     16.57 %     14.52 %      38.60 %     115.27 %     288.12 %
EGIC
OPPO
RTUNIT
IES
[C]

EQUIT      30.43 %     20.42 %     13.93 %      30.43 %     153.21 %     268.37 %
Y
INCO
ME
[B]

INCO       8.77 %      14.63 %     11.66 %      8.77 %      97.93 %      164.59 %
ME &
GROW
TH [A]


TAXABLE INCOME FUNDS - INSTITUTIONAL CLASS
      Average Annual Total Return *    Cumulative Total Return *


         Past 1 year      Past 5 years      10 Years/Life     Past 1 year      Past 5 years       10 Years/Life
                                            of fund+                                              of fund+

EMER       7.11 %       n/a        5.27 %             7.11 %       n/a         9.76 %
GING
MARK
ETS
INCO
ME
[C]

HIGH       14.50 %     19.25 %     13.79 %            14.50 %     141.19 %     212.76 %
YIELD
[A]

STRAT      22.41 %      n/a        19.04 %            22.41 %      n/a         22.62 %
EGIC
INCO
ME
[C]

GOVE       15.03 %     8.43%       7.37 %             15.03 %     49.85 %      87.30 %
RNME
NT
INVES
TMENT
[A]

INTER      11.73 %     8.91%       9.01 %             11.73 %     53.25 %      136.88 %
MEDI
ATE
BOND
[B]

SHORT      6.10 %      7.24%       7.37 %             6.10 %      41.85 %      78.25 %
FIXED
-INCO
ME
[A]


MUNICIPAL FUNDS - INSTITUTIONAL CLASS
      Average Annual Total Return *    Cumulative Total Return *


         Past 1 year      Past 5 years     10 Years/Life     Past 1 year      Past 5 years      10 Years/Life
                                           of fund+                                             of fund+

HIGH       12.59 %     8.84 %     9.71 %             12.59 %     52.76%      112.40 %
INCO
ME
MUNI
CIPAL
[A]

INTER      15.44 %     6.81 %     7.13 %             15.44 %     39.01 %     99.11 %
MEDI
ATE
MUNI
CIPAL
INCO
ME
[B]

SHORT      9.34 %       n/a       5.53 %             9.34 %       n/a        9.64 %
-INTER
MEDI
ATE
MUNI
CIPAL
INCO
ME
[B]


STATE MUNICIPAL FUNDS - INSTITUTIONAL CLASS
      Average Annual Total Return *    Cumulative Total Return


         Past 1 year    Past 5 years    10 Years/Life     Past 1 year    Past 5 years    10 Years/Life
                                        of fund+                                         of fund+

NEW         n/a       n/a       n/a                n/a       n/a     4.96%
YORK
MUNI
CIPAL
INCO
ME
[A]


A  FISCAL YEAR ENDED OCTOBER 31, 1995
B  FISCAL YEAR ENDED NOVEMBER 30, 1995
C FISCAL YEAR ENDED DECEMBER 31, 1995
   + LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (APRIL 23, 1990 FOR OVERSEAS; DECEMBER 29, 1987 FOR GLOBAL RESOURCES; NOVEMBER 18, 1987 FOR GROWTH OPPORTUNITIES; JANUARY 6, 1987 FOR INCOME & GROWTH; MARCH 10, 1994 FOR EMERGING MARKETS INCOME; JANUARY 5, 1987 FOR HIGH YIELD; OCTOBER 31, 1994 FOR STRATEGIC INCOME; JANUARY 7, 1987 FOR GOVERNMENT INVESTMENT; SEPTEMBER 16, 1987 FOR SHORT-FIXED INCOME AND HIGH INCOME MUNICIPAL; MARCH 16, 1994 FOR SHORT-INTERMEDIATE MUNICIPAL INCOME; AND AUGUST 21, 1995 FOR NEW YORK MUNICIPAL INCOME) THROUGH EACH FUND'S FISCAL YEAR ENDED 1995.
* INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR OVERSEAS, GLOBAL RESOURCES, GROWTH OPPORTUNITIES, INCOME & GROWTH, EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, SHORT FIXED-INCOME, HIGH INCOME MUNICIPAL, AND SHORT-INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JULY 3, 1995, AND DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE A CLASS A 12B-1 FEE (AT A THEN CURRENTLY APPLICABLE RATE OF 0.65% FOR OVERSEAS, GLOBAL RESOURCES, GROWTH OPPORTUNITIES, INCOME & GROWTH, 0.25% FOR EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL, AND 0.15% FOR SHORT FIXED-INCOME AND SHORT-INTERMEDIATE MUNICIPAL INCOME). INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS A SHARES AND INCLUDE A THEN CURRENTLY APPLICABLE CLASS A 12B-1 FEE OF 0.65%. RETURNS PRIOR TO AUGUST 20, 1986, ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE.
If FMR had not reimbursed certain    class     expenses during these
periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for a fund whose investments are denominated in foreign currencies.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
THE COMPETITIVE FUNDS AVERAGE is each fund's applicable Lipper Funds Average, which reflects the performance of mutual funds with similar objectives. Each fund's applicable average assumes reinvestment of distributions, and is published by Lipper Analytical Services, Inc.
S&P 500 is the Standard & Poor's Composite Index of 500 stocks    (S&P
500(registered trademark))    , a widely recognized, unmanaged index of
common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for brokerage commissions or other fees you would pay if you actually invested in those stocks.
SALOMON BROTHERS TREASURY   /    AGENCY INDEX is a market capitalization
weighted index which represents the Treasury and Agency components of the Solomon Brothers Broad Investment-Grade Bond Index comprising U.S. Treasury
and    U.S.     Government Agency securities with fixed-rate coupons.
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX (INTERMEDIATE) is comprised of public obligations issued by the U.S. Treasury, U.S. Government agencies and quasi federal corporations and publicly issued, investment grade dollar-denominated corporate debt. The index includes issues with maturities of up to ten years.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRAL   ASIA, AND     FAR
EAST    INDEX     (EAFE INDEX) is a unmanaged index of over 1,000 foreign
stock prices. The EAFE Index may be compiled in two ways: a capitalization weighted (cap-weighted) version and a gross domestic product weighted (GDP-weighted) version.
Each class of each of the Equity Funds may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average. The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, please contact your investment professional, or call 1-800-843-3001.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
   EACH FUND IS A MUTUAL FUND:     an investment that pools shareholders'
money and invests it toward a specified goal. Equity Growth, Mid        Cap
and Large Cap are diversified funds of Fidelity Advisor Series I, a Massachusetts business trust organized on June 24, 1983. Growth Opportunities, Income & Growth, High Yield, Government Investment and Short Fixed-Income are diversified funds of Fidelity Advisor Series II, a
Massachusetts business trust organized on April        24, 1986. Equity
Income is a diversified fund of Fidelity Advisor Series III, a Massachusetts business trust organized on May 17, 1982. Intermediate Bond is a diversified fund of Fidelity Advisor Series IV, a Massachusetts business trust organized on May 6, 1983. Global Resources and High Income Municipal are diversified funds and California Municipal Income and New York Municipal Income are non-diversified funds of Fidelity Advisor Series V, a Massachusetts business trust organized on April 24, 1986. Intermediate Municipal Income is a diversified fund and Short-Intermediate Municipal Income is a non-diversified fund of Fidelity Advisor Series VI, a Massachusetts business trust organized June 1, 1983. Overseas is a diversified fund of Fidelity Advisor Series VII, a Massachusetts business trust organized on March 21, 1980. Emerging Markets Income and Strategic Income are non-diversified funds and Strategic Opportunities is a diversified fund of Fidelity Advisor Series VIII, a Massachusetts business
trust organized on September        23, 1983. Each trust is an open-end
management investment company. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For shareholders of Overseas, Mid Cap, Equity Growth, Strategic Opportunities, Large Cap, Emerging Markets Income, and Strategic Income, you are entitled to one vote for each share you own. For shareholders of Global Resources, Growth Opportunities, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income, the number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses each fund's investments and
handles its business affairs. FMR chooses        investments        with
the assistance of foreign affiliates    for all funds except     Government
Investment, High Income Municipal, Intermediate Municipal Income,
Short-Intermediate Municipal Income,    California Municipal Income,
and     New York Municipal Income   .
As of    December 31    , 1995, FMR advised funds having approximately
   23     million shareholder accounts with a total value of more than
$   354     billion.
Affiliates assist FMR with foreign securities: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England; Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan; Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda; Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England; and Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan.
John H. Carlson is    manager of Advisor Emerging Markets Income, which he
has managed since joining Fidelity in June 1995. Mr. Carlson is also lead manager of Advisor Strategic Income, which he has managed since August 1995, and is manager of the fund's emerging market investments. Mr. Carlson also manages New Markets Income. Previously, he was executive director of emerging markets at Lehman Brothers
International, London    . From 1990 to 1992, Mr. Carlson was executive
vice president of capital markets for Daiwa Securities America.
Bettina E. Doulton is vice president and manager of Advisor
Equity   -    Income, which she has managed since August 1993. Ms. Doulton is also manager of VIP Equity-Income, which she has managed since July 1993 and Value Fund, which she has managed since March 1995. Previously, she
managed Select Automotive Portfolio and    was an assistant to Peter Lynch
    on Magellan(registered trademark). Ms. Doulton also served as an analyst following the automotive and tire manufacturing industry as well as the gaming and lodging industry. Ms. Doulton joined Fidelity in 1986. Margaret L. Eagle is vice president and manager of Advisor High Yield, which she has managed since it began in January 1987, and has been manager of Advisor Strategic Income's high yield investments since January 1996.
Previously, she managed Spartan High Income   ,     High Income (now
Capital & Income)    and several pension fund accounts    . She also
managed the bond portion of Puritan(registered trademark). Ms.        Eagle
joined Fidelity in 1980.
Daniel R. Frank is vice president and manager of Advisor Strategic Opportunities, which he has managed since its inception in December 1983.
Previously   ,     he was an assistant to Peter Lynch on
Magellan(registered trademark). Mr. Frank joined Fidelity in 1979.
Kevin    E.     Grant is vice president and manager of Advisor Intermediate
Bond, which he has managed since October 1995, and has been manager of
Advisor Strategic Income's    U.S. government and     domestic investment
grade        investments since January 1996. Mr. Grant also manages Spartan
Ginnie Mae, Ginnie Mae, and Mortgage Securities. Previously, he was vice president and chief strategist for mortgage-backed securities at Morgan Stanley and an investment director at Aetna. Mr. Grant joined Fidelity in 1993.
Robert    J    . Haber is vice president and manager of Advisor Income &
Growth, which he has managed since January 1987. Mr. Haber also manages Balanced and co-manages Global Balanced. Previously, he managed Convertible Securities. Mr. Haber joined Fidelity in 1985.
John R. Hickling is vice president and manager of Advisor Overseas, which he has managed since February 1993. Mr. Hickling also manages Overseas and
VIP: Overseas. Previously, he managed Emerging Markets, Europe, Pacific Basin, Japan, and International Growth & Income. Mr. Hickling joined Fidelity in 1982.
Robert    C.     Ives is manager of Advisor Government Investment, which he has managed since February 1995. Mr. Ives also manages Spartan Government Income and Government Securities. Previously, he managed Ginnie Mae, Spartan Ginnie Mae and Mortgage Securities. Mr. Ives joined Fidelity in
1991,    and     receiv   ed     an M.B.A. from the University of Chicago.
Jonathan    M.     Kelly is manager of Advisor Strategic Income's foreign
bond investments in developed markets, which he has managed since January 1996. Previously, he managed Advisor Emerging Markets Income, and New Markets Income. Mr. Kelly joined Fidelity in 1991, after receiving his M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kelly worked in the money management field prior to business school.
Norman    U.     Lind is vice president and manager of Advisor
Short-Intermediate Municipal Income, which he has managed since October
1995, and    is manager of     Advisor New York Municipal Income, which he
has managed since August 1995. Mr. Lind also manages New York Tax-Free Insured, New York Tax-Free High Yield, Spartan New York Municipal High Yield, Spartan Intermediate Municipal, Spartan Short-Intermediate Municipal, and Spartan New York Intermediate Municipal. Previously, he served as the leader of the municipal bond research group. Mr. Lind joined Fidelity in 1986.
Malcolm W. MacNaught is vice president and manager of Advisor Global Resources, which he has managed since December 1987. Mr. MacNaught also
manages Select Precious Metals and Minerals   . Previously, he managed
    Select American Gold. Mr. MacNaught joined Fidelity in 1968.
John    B.     McDowell is manager of Advisor Large Cap, which he has
managed since February 1996. Mr. McDowell also has been a senior vice president for Fidelity Management Trust Company and lead portfolio manager for Fidelity Earnings Growth discipline accounts since 1990. Mr. McDowell joined Fidelity in 1985.
Charles    S.     Morrison is manager of Advisor Short Fixed-Income, which
he has managed since February 1995. Mr. Morrison also manages Spartan
Short-Term Income   ,     Short-Term Bond   , and Short-Term World
Income.     Mr. Morrison is vice president of Fidelity Management Trust
Company. Mr. Morrison joined Fidelity in 1987.
David    L.     Murphy is manager of Advisor Intermediate Municipal Income, which he has managed since March 1995. Mr. Murphy also manages High Yield Tax-Free, Spartan Municipal Income, and Limited Term Municipals. Previously, he managed Advisor Short-Intermediate Municipal Income, Spartan Short-Intermediate Municipal, Spartan Intermediate Municipal, Spartan New Jersey Municipal High-Yield, and Spartan New York Intermediate Municipal. Mr. Murphy joined Fidelity in 1989.
Tanya M. Roy is manager of Advisor High Income Municipal, which she has managed since August 1995. Ms. Roy also manages Aggressive Tax-Free and Spartan Aggressive Municipal. Previously, she managed Municipal Bond and was a municipal bond analyst. Ms. Roy joined Fidelity in 1989.
Jonathan    D.     Short is manager of Advisor California Municipal Income,
which he has managed since February 1996. Mr. Short also manages Minnesota
   Municipal Income    , Spartan Arizona Municipal Income, California
   Municipal Income,     California    Insured Municipal Income    ,
Spartan California Municipal High Yield, and Spartan California Intermediate Municipal. Previously, he was a municipal bond analyst. Mr. Short joined Fidelity in 1990, after receiving his M.B.A. from the Massachusetts Institute of Technology.
Robert E. Stansky is vice president and manager of Advisor Equity Growth, which he has managed since April 1987. Mr. Stansky also manages Growth Company. Previously, he managed Emerging Growth and Select Defense and Aerospace. Mr. Stansky joined Fidelity in 1983.
Jennifer    S    . Uhrig is manager of Advisor Mid Cap, which she has
managed since February 1996. Ms. Uhrig also manages Mid Cap Stock.
Previously, she managed Select Retail   ing    , Select Developing
Communication   s    , and Select Telecommunications. Ms. Uhrig joined
Fidelity in 1987.
George A. Vanderheiden is vice president and manager of Advisor Growth Opportunities, which he has managed since November 1987. Mr. Vanderheiden also manages Destiny I and Destiny II. He is a managing director of FMR Corp. and leader of the growth group. Mr. Vanderheiden joined Fidelity in 1971.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the Institutional Class shares of each fund. FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
UMB Bank, n.a. (UMB) is    the     transfer agent for High Income
Municipal, Intermediate Municipal Income, Short-Intermediate Municipal
Income, California Municipal Income   ,     and New York Municipal Income,
although it employs FIIOC to perform these functions for the Institutional Class of each fund. UMB is located at 1010 Grand Avenue, Kansas City,
Missouri    64106    .
A broker-dealer may use a portion of the commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Income & Growth, and High Yield to reduce custodian or transfer agent fees for those funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
   EACH FUND'S INVESTMENT APPROACH
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, a fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for each fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a fund.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR
intends.    It is important to note that neither the funds nor their yields
are guaranteed by the U.S. Government.     When you sell your shares, they
may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may invest up to 100% its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
The fund defines foreign securities as securities of issuers whose principal activities are outside of the United States. The fund currently intends to invest at least 65% of its total assets in securities of issuers from at least three different countries outside of North America (the United States, Canada, Mexico and Central America). There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries. The fund expects to invest most of its assets in securities of issuers located in developed countries in these general geographic areas: the Americas (other than the United States), the Far East and Pacific Basin, and Western Europe.
The fund may invest in many types of issuers, including companies and other business organizations as well as governments and their agencies. The fund expects that equity securities (including shares of closed-end investment companies and depositary receipts) will account for the majority of its investments. Although the majority of the fund's investments are expected to be in equity securities, the fund may also purchase debt securities, including lower-quality, higher yielding securities. FMR will not emphasize income in choosing investments unless FMR believes the income will contribute to the securities' growth potential. FMR may also invest a portion of the fund's assets in high-quality, short-term debt securities, bank deposits and money market instruments (including repurchase agreements) denominated in U.S. dollars or foreign currencies.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies and the outlook for currency relationships. Although the fund may invest significantly in the United States, the fund currently intends to be as fully invested in non-U.S. issuers as is practicable in light of the fund's cash flow and cash needs.
MID CAP FUND seeks long-term growth of capital.
The fund seeks long-term growth of capital by investing primarily in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the S&P MidCap 400 at the time of the fund's investment. The S&P MidCap 400 Index is an unmanaged index of medium-capitalization stocks. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalized for purposes of the 65% policy. As of
   December     31, 1995, the S&P MidCap 400 included companies with
capitalizations of between $   107     million and    $7.8     billion.
Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.
EQUITY GROWTH seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics.
The fund, under normal conditions, will invest at least 65% of its total assets in common and preferred stock. The fund looks for domestic and foreign companies with above-average growth characteristics compared to the average of the companies included in the S&P 500. The S&P 500 is a
registered trademark of Standard & Poor's   .     Growth may be measured by
factors such as earnings or gross sales. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these companies may include smaller, less well-known companies, and companies whose stocks have higher than average price/earnings (P/E) ratios. The market prices of these stocks may be particularly sensitive to economic, market, or company news. FMR may also pursue growth in larger or revitalized companies or companies that hold a strong position in the market. These growth characteristics may be found in mature or declining industries.
GLOBAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. FMR will seek securities whose prices directly reflect positive changes in the value of an underlying natural resource or whose issuers will benefit from particular phases in the overall economic cycle. Accordingly, the fund may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments. The fund may also invest in securities of companies in other industries, and in corporate and governmental debt securities of all types. The fund expects to invest a majority of its assets in the securities of companies that have their principal business activities in at least three different countries (including the United States).
A company will be deemed to have substantial ownership of, or activities in
natural resources if, at the time t   hat     company's securities are
acquired, at least 50% of the company's assets are involved, either directly or through subsidiaries, in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities.
Although the fund is authorized to invest up to 50% of its assets in physical commodities, it currently intends to invest no more than 25% of its total assets in them, and intends to limit its physical commodity investments to readily marketable precious metals. Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.
GROWTH OPPORTUNITIES FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The fund, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation."
The fund, under normal conditions, will invest at least 65% of its total assets in companies involving a special situation. The term "special situation" refers to FMR's identification of an unusual, and possibly non-repetitive, development taking place in a company or a group of companies in an industry.
A special situation may involve one or more of the following characteristics:
(small solid bullet) A technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.
(small solid bullet) Changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.
(small solid bullet) New or changed management, or material changes in management policies or corporate structure.
(small solid bullet) Significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.
(small solid bullet) Other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.
"Special situations" often involve breaks with past experience. They can be relatively aggressive investments. In seeking capital appreciation, the fund also may invest in securities of companies not involving a special situation, but which are companies with valuable fixed assets and whose securities are believed by FMR to be undervalued in relation to the companies' assets, earnings, or growth potential. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long term growth of capital.
The fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
FMR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. However, large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.
EQUITY INCOME FUND seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in income-producing equity securities. For purposes of this policy, equity securities are defined as common and preferred stocks. The balance of the fund's assets will tend to be invested in debt securities, a high percentage of which are expected to be convertible into common stocks. The fund does not intend to invest in securities of issuers without proven earnings and/or credit histories. Because the fund invests for income, as well as capital appreciation, investors should not expect capital appreciation comparable with funds which seek only capital appreciation. The yield on the fund's assets generally will increase or decrease from year to year in accordance with market conditions and in relation to the changes in yields of the stocks included in the S&P 500.
INCOME & GROWTH FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in debt securities and other instruments of issuers in emerging markets. Countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation,
(ii) with low-to middle-income economies, according to the World Bank, or
(iii) that are listed in World Bank publications as "developing."
The fund emphasizes countries with relatively low gross national product per capita compared to the world's major economies, and with the potential for rapid economic growth. FMR expects that emerging market opportunities will be found mainly in Latin America, Asia, Africa, and emerging European nations. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries. The fund may also invest a portion of its assets in common and preferred stocks of emerging markets issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets. The fund may invest in securities of any maturity. In addition, for cash management purposes, the fund will ordinarily invest a portion of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements and bank deposits denominated in U.S. or foreign currencies.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.
The fund, under normal conditions, will invest at least 65% of its total
assets in    high yielding,     income producing debt securities and
preferred stocks, including convertible and zero coupon securities. The fund may also invest in securities issued or guaranteed by the U.S. Government, any state or any of their respective subdivisions, agencies or instrumentalities, and securities of foreign issuers, including securities of foreign governments. The fund may invest up to 35% of its total assets in equity securities, including common stocks, warrants and rights. STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. The fund invests primarily in fixed-income securities, allocated among four
general investment categories: high yield securities,    U.S. government
and     investment grade securities, emerging market securities, and
   foreign developed market     securities. The fund's neutral mix, or the
benchmark for its combination of investments in each category over time, is
approximately 40% high yield, 30%    U.S. government and
    investment-grade, 15% emerging market   s     and 15%    foreign
developed markets    .
FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category. There are no absolute limits on the percent of assets invested in each category, however, and FMR reserves the right to change the neutral mix from time to time.
The HIGH YIELD category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities of a quality grade lower
than BBB. The    U.S. GOVERNMENT AND     INVESTMENT-GRADE category includes
mortgage securities, U.S. government securities, government agency securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental
debt securities of issuers located in emerging markets. The    FOREIGN
DEVELOPED MARKET     category includes corporate and governmental debt
securities of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.
By allocating its investments across different types of fixed-income securities, the fund attempts to moderate the significant risks of each investment category through diversification. Diversification, when successful, can mean higher returns with decreased volatility. However, each of the fund's four investment categories may experience periods of volatile returns, and it is possible for all investment categories to decline at the same time.
GOVERNMENT INVESTMENT FUND seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
The fund, under normal circumstances, will invest at least 65% of its total assets in government securities. The fund considers "government securities" to include those which are subject to repurchase agreements. The fund invests primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including U.S. Treasury bonds, notes and bills, Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie
Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). These securities may or may not be fully backed by the U.S. Government. In seeking current income, the fund also may consider the potential for capital gain.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and twelve years. As of the fiscal year ended October 31, 1995, the fund's
dollar-weighted average maturity was    9.1     years.
INTERMEDIATE BOND FUND seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations.
The fund invests primarily in fixed-income obligations of all types. The fund may invest in domestic and foreign investment grade securities. When consistent with its primary objective, the fund may also seek capital appreciation.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three and ten years under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of the fiscal year ended November 30,
1995, the fund's dollar-weighted average maturity was    5.0     years.
SHORT FIXED-INCOME FUND seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation.
The fund, under normal conditions, will invest at least 65% of its total assets in fixed-income securities of all types which may include convertible and zero coupon securities. The fund may invest a portion of its assets in securities issued by foreign companies and foreign governments.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of three years or less under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of the fiscal year ended October 31,
1995, the fund's dollar-weighted average maturity was    2.1     years.
HIGH INCOME MUNICIPAL FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax.
The fund normally invests        at least 80% of its net assets        in
municipal obligations whose interest is free from federal income tax. The fund may invest in medium- and lower-quality municipal obligations. The
fund may invest more than 25% of its total assets in    tax-free
securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, or water, sewer and gas utilities) or whose issuers share the same geographic
location. The fund may   , under normal conditions,     invest up to 100%
of its assets in municipal    securities     subject to the federal
alternative minimum tax.
The fund may purchase long-term municipals with maturities of 20 years or more, which generally produce higher yields than short-term municipals. The fund also may purchase short-term municipal obligations in order to provide for short-term capital needs. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds of comparable
quality with maturities between 1   2     and 20 years. As of the fiscal
year ended October 31, 1995, the fund's dollar-weighted average maturity
was    18.4     years.
INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal taxes that can be obtained consistent with the preservation of capital.
The fund normally        invest   s     at least 80% of its net assets in
securities whose interest is free from federal income tax. The fund invests in municipal obligations rated investment grade or higher. The fund may
also invest more than 25% of its total assets in    tax-free     securities
whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation or water, sewer, and gas utilities) or whose issuers share the same geographic location. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three and ten years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and ten years. As of the fiscal year ended November 30, 1995, the fund's dollar-weighted average maturity was
   8.6     years.
SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital.
The fund invests primarily in municipal securities. The fund normally
    invest   s     at least 80% of its net assets in securities whose
interest is free from federal income tax. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax. The fund may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The fund may also invest 25% or more of its total assets in
tax-free     securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, or water, sewer and gas utilities) or whose issuers share the same geographic location.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between two and five years under normal conditions. As of the fiscal year ended November 30, 1995, the
fund's dollar-weighted average maturity was    3.4     years.
CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income free
from federal income tax and California state    personal     income tax by
investing primarily in municipal securities.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes. The fund invests in municipal securities of investment grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and eighteen years.
The performance of California Municipal Income is affected by the economic
and political conditions within the state of California.    California
suffered a severe economic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections.
    California's long-term credit rating has been reduced in the past several years. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal bonds.
NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and New York State and City personal income taxes by investing primarily in municipal securities.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes. The fund invests in municipal securities of investment grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and eighteen years. As of the fiscal year ended October 31, 1995, the fund's
dollar-weighted average maturity was    16.5     years.
The performance of New York Municipal Income is affected by the economic and political conditions within the state of New York. Both New York City and State have recently experienced significant financial difficulty, and both the City's and the State's credit ratings are among the lowest in the country.
TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to its investment strategy.
Each of Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, and High Yield reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Each of Emerging Markets Income, Strategic Income, Government Investment,
Intermediate Bond, and Short        Fixed   -    Income reserves the right
to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not expect to invest in federally taxable obligations. California Municipal Income and New York Municipal Income do not expect to invest in federally or state taxable obligations. Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New
York Municipal Income   ,     reserves the right to invest without
limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer.
With respect to 100% of its    total     assets, each of Equity Growth and
Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Taxable lower-quality debt securities (sometimes called "junk bonds"), and tax-exempt lower-quality debt securities (sometimes called "municipal junk
bonds")    are considered to     have speculative characteristics and
involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The table on the following page provides a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL YEAR ENDED 1995 DEBT HOLDINGS, BY RATING
 (AS A % OF INVESTMENTS IN EACH RATING CATEGORY) (AS A % OF INVESTMENTS IN EACH RATING CATEGORY)

 INVESTMENT GRADE*  LOWER QUALITY*
STANDARD & POOR'S CORPORATION  AAA, AA, A  BBB BB B CCC CC,C D NR
EQUITY FUNDS:

Overseas .20   -- .03 -- -- -- -- .21

Equity Growth --   -- .01 -- -- -- -- --

Global Resources --   -- -- -- -- -- -- --

Growth Opportunities 10.06   -- -- -- -- -- -- .02

Strategic Opportunities 21.71   -- .14 .08 -- -- .07 .25

Equity Income 3.48   .05 .48 .68 -- -- -- .36

Income & Growth 27.45   2.37 1.18 2.01 .28 -- -- 6.07
TAXABLE INCOME FUNDS:

Emerging Markets Income .47   1.22 17.36 10.16 -- -- -- 48.37

High Yield --   .10 8.30 42.90 8.20 -- 3.17 16.45

Strategic Income 37.14   .91 9.65 22.37 1.74 -- .48 12.76

Government Investment 95.23   -- -- -- -- -- -- .57

Intermediate Bond 75.68   .34 -- -- -- -- -- .73

Short Fixed-Income 58.35   15.64 6.44 .16 -- -- -- 6.64
MUNICIPAL FUNDS:

High Income Municipal 22.70   21.95 8.74 1.47 .11 -- .07 40.22

Intermediate Municipal Income 76.01   1.21 -- -- -- -- -- 12.08

Short Intermediate Municipal Income 61.70   1.20 8.10 -- -- -- -- 22.02

New York Municipal Income 58.20   23.40 -- -- -- -- -- --
MOODY'S INVESTORS SERVICE, INC.  Aaa, Aa, A  Baa Ba B Caa Ca C NR
EQUITY FUNDS:

Overseas .20   -- -- .24 -- -- -- --

Equity Growth --   -- .01 -- -- -- -- --

Global Resources --   -- -- -- -- -- -- --

Growth Opportunities 10.07   -- -- -- -- -- -- .02

Strategic Opportunities 21.71   -- .22 -- .07 -- -- .25

Equity Income 3.49   .12 .09 1.05 -- -- -- .31

Income & Growth 29.21   2.14 1.51 2.74 .17 .05 -- 3.54
TAXABLE INCOME FUNDS:

Emerging Markets Income .39   1.23 9.20 28.93 -- -- -- 37.82

High Yield --   -- 3.45 48.11 10.66 1.61 .11 15.16

Strategic Income 38.07   .77 5.47 29.10 1.43 -- -- 10.21

Government Investment 95.81   -- -- -- -- -- -- --

Intermediate Bond 76.04   .26 -- -- -- -- -- .45

Short Fixed-Income 58.09   14.70 6.82 .38 -- -- -- 7.25
MUNICIPAL FUNDS:

High Income Municipal 20.13   25.39 11.11 .52 .51 -- -- 37.60

Intermediate Municipal Income 85.93   1.38 -- -- -- -- -- 1.99

Short Intermediate Municipal Income 80.73   8.23 .73 -- -- -- -- 3.32

New York Municipal Income 57.70   26.50 -- -- -- -- -- --
  (AS A % OF INVESTMENTS)
SECURITIES NOT       Emerging     High Short-Inter
mediate

RATED BY  Growth Strategic Equity Income Markets High Strategic
Intermediate Short Income Municipal

MOODY'S OR S&P (dagger) Opportunities Opportunities Income & Growth Income Yield Income Bond Fixed-Income Municip al Income
Investment Grade (double dagger)  -- -- -- .05 .65 -- .03 .04 2.16 2.85 .19


Lower Quality(double dagger)  .02 .25 .31 2.35 34.10 12.37 7.09 -- 1.17
26.49 --

Total  .02 .25 .31 2.40 34.75 12.37 7.12 .04 3.33 29.34 .19
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THIS TABLE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY
RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

RESTRICTIONS: For all funds, except Short-Intermediate Municipal Income, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR.
California Municipal Income and New York Municipal Income currently intend to limit their investments in debt securities to those of Baa-quality and above.
Intermediate Bond currently intends to limit its investments in debt securities to those of Baa-quality and above, and currently intends to limit its investments in debt securities rated Baa to 5% of its assets. Short Fixed-Income currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investments in debt securities to B-quality and above. Global Resources currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investments in debt securities to Caa-quality and above.
Each of Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income and Income & Growth currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
Government Investment currently intends to limit its investments in debt securities to A-quality and above.
Intermediate Municipal Income currently intends to limit its investments in debt securities to those of Baa-quality and above, and currently intends to limit its investments in debt securities rated Baa to 25% of its assets. Purchase of a debt security is consistent with Short-Intermediate Municipal Income's debt quality policy if, with respect to 60% of its assets, it is judged by FMR to be of equivalent quality to debt securities rated A or better by Moody's or S&P. The fund currently intends to limit its investments in debt securities rated below Baa by Moody's or BBB by S&P, or unrated debt securities judged by FMR to be of equivalent quality, to 5% of its assets. The fund currently intends to limit its investments in debt securities to Ba-quality and above.
MONEY MARKET INSTRUMENTS are high-quality instruments that present minimal credit risk. They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates. U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE    MUNICIPAL     SECURITIES include municipal obligations issued by
the state of California    or     New York or    its     counties,
municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state    municipal     securities include general obligations of U.S.
territories and possessions such as Guam, the Virgin Islands,    and
    Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will depend on the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) an instrument to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. Demand features and standby commitments are types of put features.
   PRIVATE ENTITIES     may be involved in some municipal securities. For
example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each fund (except Overseas, Emerging Markets Income, High Yield, and Strategic Income) may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
Each of Overseas, Emerging Markets Income, High Yield, and Strategic Income may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
The market value of a security could change during this period   .
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal and Intermediate Municipal Income may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer.
   A fund may not invest more than 25% of its total assets in any one industry.
These limitations do not apply to U.S. Government securities.
   Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets; however High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income do not currently intend to make loans.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
MID CAP FUND seeks long-term growth of capital.
EQUITY GROWTH FUND seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics.
GLOBAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
GROWTH OPPORTUNITIES FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long-term growth of capital.
EQUITY INCOME FUND seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
INCOME & GROWTH FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.
STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. GOVERNMENT INVESTMENT FUND seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
INTERMEDIATE BOND FUND seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations.
SHORT FIXED-INCOME FUND seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation.
HIGH INCOME MUNICIPAL FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax.
INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal income tax. SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax. CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income free
from federal income tax and California state    personal     income tax by
investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes.
NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and New York State and City personal income taxes by investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes.
With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short
    Fixed   -    Income, High Income Municipal and Intermediate Municipal
Income may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer.
With respect to 75% of its total assets, each of Overseas, Mid Cap, Global Resources, Growth Opportunities, Large Cap, Equity Income, Income & Growth, High Yield, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer.
   Each fund may not invest more than 25% of its total assets in any one industry.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain of the funds. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Equity Income pays FMR a monthly management fee at an annual rate of 0.50% of its average
net assets. The fee for    Mid Cap,     Equity Growth, Global Resources,
   Large Cap,     Income & Growth, Emerging Markets Income, High Yield,
Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income is calculated by adding a group fee rate to an individual fee rate, and multiplying the result by each fund's average net
assets. The fee for Overseas, Growth Opportunities,    and     Strategic
Opportunities, is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well each fund has performed
relative to the    capitalization weighted     Morgan Stanley Capital
International Europe, Australasia, and Far East Index for Overseas, or the
S&P 500 for each of Growth Opportunities,    and     Strategic
Opportunities.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap and Income & Growth this rate cannot rise above 0.52%, and it drops as total assets under management increase. For Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, this rate cannot rise above 0.37%, and it drops as total assets under management increase. The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
   The performance adjustment rate is calculated monthly by comparing the performance of each of Overseas, Growth Opportunities, and Strategic Opportunities to that of the respective indices over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is " 0.20%.
Investment performance will be measured separately for each class of shares offered by Overseas, Growth Opportunities, and Strategic Opportunities and the least of the results obtained will be used in calculating the performance adjustment.
The following table states the management fee for each fund for its most recent fiscal year end.

                                      Group           Individual   Total
                                      Fee Rate        Fund Fee     Manageme
                                                      Rate         nt Fee

Overseas [A]                              0.31%        0.45%           0.81%
                                                                      [D]

Mid Cap [B]                               0.31%        0.30%           0.61%

Equity Growth                             0.31%        0.30%           0.61%
                                                         [C]          [C]

Global Resources                          0.31%        0.45%           0.76%
                                                                      [D]

Growth Opportunities [A]                  0.31%        0.30%           0.69%

Strategic Opportunities [A]               0.31%        0.30%           0.62%

Large Cap [B]                             0.31%        0.30%           0.61%

Equity Income                           n/a             n/a         0.50%

Income & Growth                           0.31%        0.20%           0.51%

Emerging Markets Income                   0.15%        0.55%           0.70%

High Yield                                0.15%        0.45%           0.60%

Strategic Income                          0.15%        0.45%           0.60%

Government Investment                     0.15%        0.30%           0.45%

Intermediate Bond                         0.15%        0.30%           0.45%

Short Fixed-Income                        0.15%        0.30%           0.45%

High Income Municipal                     0.15%        0.25%           0.40%

Intermediate Municipal Income             0.15%        0.25%           0.40%

Short-Intermediate Municipal Income       0.15%        0.25%           0.40%

California Municipal Income [B]           0.15%        0.25%           0.40%

New York Municipal Income [B]             0.15%        0.25%           0.40%


[A] THE BASIC FEE RATE FOR THE FISCAL YEAR ENDED 1995 WAS    .76    % FOR
OVERSEAS,    .61    % FOR GROWTH OPPORTUNITIES, AND    .61    % FOR
STRATEGIC OPPORTUNITIES.
[B]    ESTIMATED
[C] EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.33% TO 0.30%. IF THIS REDUCTION WAS NOT IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.64%.
[D] THIS RATE WAS HIGHER THAN THAT OF MOST OTHER MUTUAL FUNDS, BUT NOT NECESSARILY HIGHER THAN THOSE OF A TYPICAL INTERNATIONAL FUND, DUE TO THE GREATER COMPLEXITY, EXPENSE AND COMMITMENT OF RESOURCES INVOLVED IN INTERNATIONAL INVESTING.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
For the fiscal year ended 1995, FMR, on behalf of each fund with a sub-advisory agreement paid FMR U.K., FMR Far East, FIJ and FIIA fees
   equal     to    less than 0.01    %, of each fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder
servicing functions for the Institutional Class of Overseas,    Mid
Cap,     Equity Growth, Global Resources, Growth Opportunities, Strategic
Opportunities,    Large Cap,     Equity Income, Income & Growth, Emerging
Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income (the Taxable Funds). Fidelity Service Co. (FSC) calculates the NAV and dividends for the Institutional Class of the Taxable Funds, maintains the general accounting records and administers the securities lending program of the Taxable Funds.
   For     the fiscal year ended 1995,    transfer agent and pricing and
bookkeeping fees paid     (as a percentage of average net assets) amounted
to the following   . The amounts disclosed are before reimbursements, if
any.
                                                 Each Fund
                                  Institutiona   to FSC
                           l Class to
                           FIIOC

Overseas                       0.19%                 0.05%
                                  [   A    ]

Equity Growth                  0.15%                 0.03%

Global Resources               0.19%                 0.06%
                                  [   A    ]

Growth Opportunities           0.19%                 0.01%
                                  [   A    ]

Strategic Opportunities        0.19%                 0.06%
                                  [   A    ]

Equity Income                  0.15%                 0.05%

Income & Growth                0.19%                 0.02%
                                  [   A    ]

Emerging Markets Income        0.19%                 0.11%
                                  [   A    ]

High Yield                     0.19%                 0.03%
                                  [   A    ]

Strategic Income               0.19%                 0.10%
                                  [   A    ]

Government Investment          0.19%                 0.04%
                                  [   A    ]

Intermediate Bond              0.15%                 0.04%

Short Fixed-Income             0.19%                 0.04%
                                  [   A    ]

[A]    PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
UMB has entered into    a     sub-arrangement    with     FIIOC   .
FIIOC     performs transfer agency, dividend disbursing and shareholder
services for    the     Institutional Class of High Income Municipal,
Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income (the
   Municipal     Funds). UMB has    also     entered into    a
sub-arrangement    with FSC.     FSC calculates the NAV and dividends for
the Institutional Class of the    Municipal     Funds, and maintains the
general accounting records for each of the    Municipal     Funds. All of
the fees are paid to FIIOC and FSC by UMB, which is reimbursed by the Institutional Class or the fund, as appropriate, for such payments.
   For     the fiscal year ended 1995,    transfer agent and pricing and
bookkeeping     fees paid        (as a percentage of average net assets)
amounted to the following:
                                       UMB to                UMB to
                                       FIIOC on              FSC on
                                       behalf of             behalf of
                                              Institutiona   each fund
                                       l Class

High Income Municipal                      0.19%                 0.04%
                                              [   A    ]

Intermediate Municipal Income              0.15%                 0.07%

Short-Intermediate Municipal Income        0.19%                 0.24%
                                              [   A    ]

New York Municipal Income    [A]           0.19%                 0.05%

[A]    PROJECTIONS ARE BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
The Institutional Class of e    ach fund has adopted a DISTRIBUTION AND
SERVICE PLAN.        Each    p    lan recognizes that FMR may use its
resources, including management fees, to pay expenses associated with the
sale of Institutional Class shares. This may include    reimbursing FDC for
    payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the funds' Institutional Class shares. The Board of Trustees of each fund has authorized such payments.
   Each     fund also pays other expenses, such as legal, audit, and
custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by certain funds to reduce the fund's custodian or transfer agent fees.
The portfolio turnover rate for Mid Cap        is not expected to exceed
   200    % for    its     first fiscal period ending November 30, 1996.
The portfolio turnover rate for Large Cap is not expected to 100% for its
first fiscal period ending November 30, 1996.     The portfolio turnover
rate for California Municipal Income is not expected to exceed    100    %
for its first fiscal period ending October 31, 1996.
The portfolio turnover rate for the fiscal year ended 1995 was    47    %
for Overseas,    97    % for Equity Growth,    161    % for Global
Resources,    39    % for Growth Opportunities,    142    % for Strategic
Opportunities,    80    % for Equity Income,    297    % for Income &
Growth,    305    % for Emerging Markets Income,    112    % for High
Yield,    193    % for Strategic Income,    261    % for Government
Investment,    189    % for Intermediate Bond,    179    % for Short
Fixed-Income,    37    % High Income Municipal,    53    % for Intermediate
Municipal Income,    80    % for Short-Intermediate Municipal Income, and
   0    % for New York Municipal Income.    The portfolio turnover rate for
New York Municipal Income is not expected to exceed 100% for the fiscal
year ending October 31, 1996.     These rates vary from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


TYPES OF ACCOUNTS
   Your investment professional (including broker-dealers) may charge you a transaction fee with respect to the purchase and sale of fund shares.
R    ead your investment professional's program materials        for
any     additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment
amounts, may be modified in these programs   .
The different ways to set up (register) your account with Fidelity are
listed    on the right.
The account guidelines that follow may not apply to certain funds or to
certain retirement accounts. For instance,    municipal     funds are not
available for purchase in retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise call your investment professional directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR
TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) MONEY PURCHASE/PROFIT SHARING PLANS (KEOGH PLANS) are tax-deferred pension accounts designated for employees of unincorporated businesses or for persons who are self-employed.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your investment professional.
HOW TO BUY SHARES
INSTITUTIONAL CLASS'S SHARE PRICE, called NAV, is calculated every business day. Institutional Class shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to the appropriate transfer agent before 4:00 p.m. Eastern time.
The transfer agent must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.
Share certificates are not available for Institutional Class shares.
IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. You may also open your account by wire as described below. If there is no account application accompanying this prospectus, call your investment professional or 1-800-843-3001.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $ 2,500
For Fidelity Advisor retirement accounts $ 500
Through automatic investment plans $ 1,000
TO ADD TO AN ACCOUNT $ 250
For Fidelity Advisor retirement accounts $ 100
Through automatic investment plans $ 100
MINIMUM BALANCE $1,000
For Fidelity Advisor retirement accounts NONE
   For further information on opening an account, please consult your investment professional or refer to the account application.
PLEASE NOTE: CALIFORNIA MUNICIPAL INCOME AND NEW YORK MUNICIPAL INCOME MAY NOT BE AVAILABLE FOR SALE IN YOUR STATE. PLEASE CHECK WITH YOUR INVESTMENT PROFESSIONAL.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT




PHONE           (small solid bullet) Exchange from the same class
                of another                                        (small solid bullet) Exchange from the same class of another
1-800-843-3001
OR YOUR         Fidelity Advisor fund or from another              Fidelity Advisor fund or from another
INVESTMENT
PROFESSIONAL    Fidelity fund account with the same                Fidelity fund account with the same
                registration, including name, address, and         registration, including name, address, and
                taxpayer ID number.                                taxpayer ID number.

Mail
(mail_graphic)  (small solid bullet) Complete and sign the
                account application.                               (small solid bullet) Make your check payable to the complete
                Make your check payable to the complete            name of the fund of your choice and note
                name of the fund of your choice and note           the applicable class. Indicate your fund
                the applicable class. Mail to the address          account number on your check and mail to
                indicated on the application.                      the address printed on your account
                                                                   statement.
                                                                   (small solid bullet) Exchange by mail: call 1-800-843-3001 or your investment professional for instructions.

In Person
(hand_graphic)  (small solid bullet) Bring your account
                application and check to                          (small solid bullet) Bring your check to your investment
                your investment professional.                     professional.

Wire
(wire_graphic)  (small solid bullet) Call 1-800-843-3001 to set
                up your account                                   (small solid bullet) Not available for retirement accounts.
                and to arrange a wire transaction. Not            (small solid bullet) Wire to:
                available for retirement accounts.                Banker's Trust Co.
                (small solid bullet) Wire to:                     Routing # 021001033
                Banker's Trust Co.                                Fidelity        DART    Depository
                Routing # 021001033                                    Account # 00159759
                Fidelity        DART    Depository                FBO: (account name)
                   Account #00159759                              (account number)
                FBO: (account name)
                (account number)                                  Specify the complete name of the fund of
                                                                   your choice, note the applicable class and
                Specify the complete name of the fund of          include your account number and your
                your choice, note the applicable class and         name.
                include your new account number and your
                name.


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent, NAV is normally calculated at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimums do not apply to retirement accounts).
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration,
(small solid bullet) You wish to set-up the bank wire feature, or
(small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments Institutional Operations Company
P.O. Box 1182
Boston, MA 02103-1182
Unless otherwise instructed, the transfer agent will send a check to the record address.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE                     All account types except retirement   (small solid bullet) Maximum check request: $100,000.
1-800-843-3001 OR YOUR
INVESTMENT PROFESSIONAL





(phone_graphic)    All account types                   (small solid bullet) You may exchange to the same class of other
                                                       Fidelity Advisor funds or to other Fidelity funds if
                                                       both accounts are registered with the same
                                                       name(s), address, and taxpayer ID number.

Mail or in Person
(mail_graphic)
(hand_graphic)   Individual, Joint Tenant,             (small solid bullet) The letter of instruction must be signed by all
                 Sole Proprietorship, UGMA, UTMA       persons required to sign for transactions, exactly
                                                       as their names appear on the account.
                 Retirement account                    (small solid bullet) The account owner should complete a retirement distribution form. Call 1-800-843-3001 or your
                                                       investment professional to request one.

                 Trust                                 (small solid bullet) The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the
                                                       account registration, provide a copy of the trust
                                                       document certified within the last 60 days.

                Business or Organization              (small solid bullet) At least one person authorized by corporate resolution to act on the account must sign the
                                                       letter.

                Executor, Administrator,              (small solid bullet) Call 1-800-843-3001 or your investment
                Conservator/Guardian                  professional for instructions.

Wire
(wire_graphic)  All account types except retirement   (small solid bullet) You must sign up for the wire feature before using
                                                      it. To verify that it is in place, call 1-800-843-3001.
                                                      Minimum wire: $1,000.
                                                      (small solid bullet) Your wire redemption request must be received by the transfer agent before 4:00 p.m. Eastern
                                                       time for money to be wired on the next business
                                                       day.


INVESTOR SERVICES
Fidelity Advisor funds provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports    and
prospectuses     will be mailed, even if you have more than one account in
the fund. Call your investment professional if you need additional copies
of financial reports    and prospectuses    .
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your Institutional Class shares and buy Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Institutional Class shares with an account value of $10,000 or more are eligible for this program.
One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND


MINIMUM  MINIMUM      FREQUENCY              SETTING UP OR CHANGING

INITIAL  ADDITIONAL   Monthly, bimonthly,    (small solid bullet) For a new account, complete the appropriate section on the

$1,000  $100[A]       quarterly,             application.

                      or semi-annually       (small solid bullet) For existing accounts, call your investment professional for an application.

                                             (small solid bullet) To change the amount or frequency of your investment, contact your investment professional directly or, call 1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date.



[A] BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Each fund pays capital gains, if any, in December and may pay additional capital gains after the close of its fiscal year. Normally, dividends for Equity Income and Income & Growth are distributed in March, June, September and December; dividends for Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, and Large Cap are distributed in December; dividends for Equity Growth and Equity Income may also be distributed in January; dividends for Emerging Markets Income, Strategic Income, High Yield, Intermediate Bond, Government Investment, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are declared daily and paid monthly.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS PROGRAM. Your dividend and capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor Fund.
If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change your distribution option at any time by notifying the transfer agent in writing. For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When each of Overseas, Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income and Income & Growth deducts a distribution from its NAV, the reinvestment price is the applicable fund's NAV at the close of business that day. Dividends from Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income will be reinvested at the applicable fund's NAV on the last day of the month.
Capital gain distributions from    Emerging Markets Income, High Yield,
Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New
York Municipal Income     will be reinvested at the NAV as of the date the
applicable fund deducts the distributions from its NAV. Distribution checks
will be mailed within seven days   ,     or longer for a December
ex-dividend date.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. If your account is not a tax-deferred retirement account, be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Interest income that High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income earn is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income), however, are subject to federal income tax. Each fund (except California Municipal Income and New York Municipal Income) may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gain distributions for each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income) are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
However, for shareholders of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains. Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each of High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of the dividends from High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may be free from state or local taxes. Income from investments in your state are often tax-free to you.
Each year, the transfer agent will send you a breakdown of    each of these
funds'     income from each state to help you calculate your taxes
To the extent that New York Municipal Income   '    s income dividends are
derived from    New York     state-tax free investments, they will be free
from New York State and City personal income taxes.
To the extent that California Municipal Income's income dividends are
derived from interest on    California     state tax-free investments, they
will be free from California state personal income tax. Distributions derived from obligations that are not California state tax-free obligations, as well as distributions from short or long-term capital gains, are subject to California state personal income tax. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from California state franchise or corporate income taxes.
During the fiscal year ended 1995,    100    % of the income dividends
from    each of     High Income Municipal, Intermediate Municipal Income,
Short-Intermediate Municipal Income and New York Municipal Income
   was     free from federal income tax and    100    % of New York
Municipal Income fund's income dividends w   as     free from New York
taxes.    D    uring the fiscal year ended 1995,    18.51    % of High
Income Municipal's,    0.64    % of Intermediate Municipal Income's,    and
17.97    % of Short-Intermediate Municipal Income's        income dividends
were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. For funds that can invest in foreign securities, if a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each of these funds may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
Undistributed net gains from currency transactions, if any, will generally be distributed as a separate dividend in December.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the funds, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each class's NAV is normally calculated as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations, if available. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of Institutional Class shares are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
   (small solid bullet) Automated Purchase Orders: You begin to earn dividends as of the day your funds are received.
(small solid bullet) Other Purchases: You begin to earn dividends as of the first business day following the day your funds are received.
AUTOMATED PURCHASE ORDERS. Shares of each fund can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date. CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, or Federal Reserve check.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE TRANSFER AGENT RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be
deducted from retirement accounts (except non   -    prototype retirement
accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans)
maintained (i)    by     FIIOC (ii) by State Street Bank & Trust Company,
and (iii) through NSCC; provided those accounts are registered under the same primary social security number.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, the transfer agent reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you may have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
APPENDIX A
DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.
A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
   No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX B

OVERSEAS - INSTITUTIONAL CLASS



Calendar year total returns   *
1991           1992           1993           1994           1995

OVERSEAS
    6.78          -4.83          41.84           1.98          9.11%

   %              %              %              %

Lipper International Funds AverageA
   12.73          -4.85          36.69          -0.71          9.41%

   %              %              %              %

Morgan Stanley EAFE Index
   12.13          -12.1          32.56           7.78          11.21

   %              7%             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 6.78
Row: 7, Col: 1, Value: -4.83
Row: 8, Col: 1, Value: 41.84
Row: 9, Col: 1, Value: 1.98
Row: 10, Col: 1, Value: 9.109999999999999
(LARGE SOLID BOX) OVERSEAS -
INSTITUTIONAL CLASS
EQUITY GROWTH - INSTITUTIONAL CLASS



Calendar year total returns   *
1986       1987       1988       1989       1990       1991       1992       1993           1994           1995

EQUITY GROWTH
   14.51   -0.57         15.57   44.84          6.93   64.71          10.14   15.71          -0.04          40.12
   %          %          %          %          %          %           %          %           %              %

Lipper Growth Funds AverageB
   14.73    3.08          14.79   26.91        -4.49   36.70           8.08   10.63          -2.17          30.79
   %           %          %          %         %          %           %          %           %              %

   S&P 500
   18.56    5.10          16.61   31.69          -3.10 30.47           7.62   10.08           1.32          37.58
   %          %           %          %           %        %           %          %           %              %



Percentage (%)
Row: 1, Col: 1, Value: 14.51
Row: 2, Col: 1, Value: -0.5700000000000001
Row: 3, Col: 1, Value: 15.57
Row: 4, Col: 1, Value: 44.84
Row: 5, Col: 1, Value: 6.930000000000001
Row: 6, Col: 1, Value: 64.71000000000001
Row: 7, Col: 1, Value: 10.14
Row: 8, Col: 1, Value: 15.71
Row: 9, Col: 1, Value: -0.04
Row: 10, Col: 1, Value: 40.12
(LARGE SOLID BOX) EQUITY GROWTH -
INSTITUTIONAL CLASS
GLOBAL RESOURCES - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

GLOBAL RESOURCES
   16.10          33.14          -5.28          14.47          13.33          37.94          -2.28          28.86
   %              %              %              %              %              %              %              %

Lipper Natural Resources Funds
    8.83          32.32          -8.59           2.92           1.47          22.94          -4.09          18.80
AverageC
   %              %              %              %              %              %              %              %

   S&P 500
   16.61          31.69          -3.10          30.47           7.62          10.08           1.32          37.58
   %              %              %              %              %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 16.1
Row: 4, Col: 1, Value: 33.14
Row: 5, Col: 1, Value: -5.28
Row: 6, Col: 1, Value: 14.47
Row: 7, Col: 1, Value: 13.33
Row: 8, Col: 1, Value: 37.94
Row: 9, Col: 1, Value: -2.28
Row: 10, Col: 1, Value: 28.86
(LARGE SOLID BOX) GLOBAL RESOURCES -
INSTITUTIONAL CLASS
GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

GROWTH OPPORTUNITIES
   33.28          24.14          -1.65          42.68          15.03          22.17           2.86          33.58
   %              %              %              %              %              %              %              %

Lipper Growth Funds AverageB
   14.79          26.91          -4.49          36.70           8.08          10.63          -2.17          30.79
   %              %              %              %              %              %              %              %

   S&P 500
   16.61          31.69          -3.10          30.47           7.62          10.08           1.32          37.58
   %              %              %              %              %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 33.28
Row: 4, Col: 1, Value: 24.14
Row: 5, Col: 1, Value: -1.65
Row: 6, Col: 1, Value: 42.68
Row: 7, Col: 1, Value: 15.03
Row: 8, Col: 1, Value: 22.17
Row: 9, Col: 1, Value: 2.86
Row: 10, Col: 1, Value: 33.58
(LARGE SOLID BOX) GROWTH OPPORTUNITIES -
INSTITUTIONAL CLASS
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS



Calendar year total returns   *
1986     1987      1988      1989      1990      1991        1992           1993           1994           1995

STRATEGIC OPPORTUNITIES
   27.92  -6.33    22.25        32.60  -7.17        23.08    12.87             20.44          -7.17          38.60
   %         %        %         %         %         %           %              %              %              %

Lipper    Capital Appreciation     Funds
   14.02  -0.03        14.09 26.60        -8.24  39.91           8.78          15.68          -3.38          30.34
       Average   D
   %         %         %        %         %         %           %              %              %              %

   S&P 500
   18.56  5.1          16.61 31.69        -3.10  30.47           7.62          10.08           1.32          37.58
   %         0%        %        %         %         %           %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: 27.92
Row: 2, Col: 1, Value: -6.33
Row: 3, Col: 1, Value: 22.25
Row: 4, Col: 1, Value: 32.6
Row: 5, Col: 1, Value: -7.17
Row: 6, Col: 1, Value: 23.08
Row: 7, Col: 1, Value: 12.87
Row: 8, Col: 1, Value: 20.44
Row: 9, Col: 1, Value: -7.17
Row: 10, Col: 1, Value: 38.6
(LARGE SOLID BOX) STRATEGIC OPPORTUNITIES -
INSTITUTIONAL CLASS
EQUITY INCOME - INSTITUTIONAL CLASS



Calendar year total returns   *
1986       1987       1988       1989       1990        1991       1992       1993       1994           1995

EQUITY INCOME
   17.44  -2.24      23.23          18.43   -14.2          29.81   14.94         18.80   7.50%          33.49
   %         %          %           %          8%          %          %          %                      %

Lipper Equity Income Funds Average   E
   17.00  -2.18         16.74    22.18          -6.78   26.86          9.77   13.66          -2.54          30.17
   %         %          %           %           %          %          %          %           %              %

   S&P 500
   18.56   5.1          16.61    31.69          -3.10   30.47          7.62   10.08           1.32          37.58
   %          0%        %           %           %          %          %          %           %              %



Percentage (%)
Row: 1, Col: 1, Value: 17.44
Row: 2, Col: 1, Value: -2.24
Row: 3, Col: 1, Value: 23.23
Row: 4, Col: 1, Value: 18.43
Row: 5, Col: 1, Value: -14.28
Row: 6, Col: 1, Value: 29.81
Row: 7, Col: 1, Value: 14.94
Row: 8, Col: 1, Value: 18.8
Row: 9, Col: 1, Value: 7.5
Row: 10, Col: 1, Value: 33.49
(LARGE SOLID BOX) EQUITY INCOME -
INSTITUTIONAL CLASS
INCOME & GROWTH - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

INCOME & GROWTH
   20.89          24.60          -2.94          34.48          9.20%          19.66          -5.09          15.00
   %              %              %              %                             %              %              %

Lipper Balanced Funds Average   F
   12.34          19.57          -0.57          26.69          7.07%          10.91          -2.50          25.16
   %              %              %              %                             %              %              %

   S&P 500
   16.61          31.69          -3.10          30.47          7.62%          10.08           1.32          37.58
   %              %              %              %                             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 20.89
Row: 4, Col: 1, Value: 24.6
Row: 5, Col: 1, Value: -2.94
Row: 6, Col: 1, Value: 34.48
Row: 7, Col: 1, Value: 9.199999999999999
Row: 8, Col: 1, Value: 19.66
Row: 9, Col: 1, Value: -5.09
Row: 10, Col: 1, Value: 15.0
(LARGE SOLID BOX) INCOME & GROWTH -
INSTITUTIONAL CLASS
EMERGING MARKETS INCOME - INSTITUTIONAL CLASS

Calendar year total returns   *                                                                           1995

EMERGING MARKETS INCOME                                                                                      7.11%

Lipper General World Income Funds Average   G                                                                18.05
                                                                                                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 7.109999999999999
(LARGE SOLID BOX) EMERGING MARKETS INCOME -
INSTITUTIONAL CLASS
HIGH YIELD- INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

HIGH YIELD
   17.24           3.64           7.30          34.94          23.09          20.45          -1.49          18.71
   %              %              %              %              %              %              %              %

Lipper High Current Yield Funds
   12.89          -0.58          -10.1          36.91          17.51          18.95          -3.85          16.43
Average   H
   %              %              3%             %              %              %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 17.24
Row: 4, Col: 1, Value: 3.64
Row: 5, Col: 1, Value: 7.3
Row: 6, Col: 1, Value: 34.94
Row: 7, Col: 1, Value: 23.09
Row: 8, Col: 1, Value: 20.45
Row: 9, Col: 1, Value: -1.49
Row: 10, Col: 1, Value: 18.71
(LARGE SOLID BOX) HIGH YIELD -
INSTITUTIONAL CLASS
STRATEGIC INCOME - INSTITUTIONAL CLASS

Calendar year total returns   *                                                                   1995

STRATEGIC INCOME                                                                                     22.41
                                                                                                     %

Lipper General Bond Funds Average   I                                                                18.02
                                                                                                     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 22.41
(LARGE SOLID BOX) STRATEGIC INCOME -
INSTITUTIONAL CLASS
GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

GOVERNMENT INVESTMENT
   6.57%          11.75          8.37%          13.45          6.48%           9.36          -3.85          17.72
                  %                             %                             %              %              %

Lipper General U.S. Government
   6.67%          12.46          8.22%          14.44          6.41%           9.42          -4.64          17.34
Bond Funds Average   J
                  %                             %                             %              %              %

   Salomon Brothers Treasury/Agency     Index
   7.10%          14.24          8.78%          15.33          7.24%          10.74          -3.40          18.39
                  %                             %                             %              %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.57
Row: 4, Col: 1, Value: 11.75
Row: 5, Col: 1, Value: 8.370000000000001
Row: 6, Col: 1, Value: 13.45
Row: 7, Col: 1, Value: 6.48
Row: 8, Col: 1, Value: 9.360000000000001
Row: 9, Col: 1, Value: -3.85
Row: 10, Col: 1, Value: 17.72
(LARGE SOLID BOX) GOVERNMENT INVESTMENT -
INSTITUTIONAL CLASS
INTERMEDIATE BOND - INSTITUTIONAL CLASS



                                         <
Calendar year total returns   *
1986       1987       1988       1989       1990        1991       1992        1993           1994           1995

INTERMEDIATE BOND
   14.33   2.32%          7.84%  12.11         7.91%    15.16          7.32%   12.08          -2.06          12.50
   %                                %                      %                      %           %              %

Lipper Intermediate Investment Grade
   14.73   2.13%          7.06%   11.67        7.22%    15.63          6.88%   9.52          -3.25          16.62
Bond Funds Average   K
   %                                 %                     %                     %              %              %

   Lehman Brothers Intermediate
   13.14   3.66%          6.67%   12.77        9.16%    14.62          7.17%   8.79          -1.93          15.33
   Government/Corporate Bond     Index
   %                                %                      %                      %              %              %



Percentage (%)
Row: 1, Col: 1, Value: 14.33
Row: 2, Col: 1, Value: 2.32
Row: 3, Col: 1, Value: 7.84
Row: 4, Col: 1, Value: 12.11
Row: 5, Col: 1, Value: 7.91
Row: 6, Col: 1, Value: 15.16
Row: 7, Col: 1, Value: 7.319999999999999
Row: 8, Col: 1, Value: 12.08
Row: 9, Col: 1, Value: -2.06
Row: 10, Col: 1, Value: 12.5
(LARGE SOLID BOX) INTERMEDIATE BOND -
INSTITUTIONAL CLASS
SHORT FIXED-INCOME - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

SHORT FIXED-INCOME
   6.19%          10.31          5.87%          13.37          7.61%          9.49%          -3.37          9.90%
                  %                             %                                            %

Lipper Short Investment Grade Bond
   6.86%          10.22          7.87%          12.88          5.97%          6.45%          -0.44          10.84
Funds Average   L       %                       %                                            %              %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.19
Row: 4, Col: 1, Value: 10.31
Row: 5, Col: 1, Value: 5.07
Row: 6, Col: 1, Value: 13.37
Row: 7, Col: 1, Value: 7.609999999999999
Row: 8, Col: 1, Value: 9.49
Row: 9, Col: 1, Value: -3.37
Row: 10, Col: 1, Value: 9.9
(LARGE SOLID BOX) SHORT FIXED-INCOME -
INSTITUTIONAL CLASS
HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS



Calendar year total returns   *
1988           1989           1990           1991           1992           1993           1994           1995

HIGH INCOME MUNICIPAL
   11.80          13.09          10.29          12.18          11.11          13.79           -8.0          16.86
   %              %              %              %              %              %              5%             %

Lipper High Yield Municipal Bond
   11.28          10.11           5.13          11.52           8.51          11.41          -4.67          15.98
Funds
   %              %              %              %              %              %              %              %
Average   M



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 11.8
Row: 4, Col: 1, Value: 13.09
Row: 5, Col: 1, Value: 10.29
Row: 6, Col: 1, Value: 12.18
Row: 7, Col: 1, Value: 11.11
Row: 8, Col: 1, Value: 13.79
Row: 9, Col: 1, Value: -8.050000000000001
Row: 10, Col: 1, Value: 16.86
(LARGE SOLID BOX) HIGH INCOME MUNICIPAL -
INSTITUTIONAL CLASS
INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS



Calendar year total returns   *
1986       1987       1988       1989       1990       1991       1992           1993           1994           1995

INTERMEDIATE MUNICIPAL INCOME
   13.71   2.33%      7.38%          7.79%  6.37%         9.64    7.28%              9.94          -5.43          14.37
   %                                                     %                          %              %              %

Lipper Intermediate Municipal Bond
   13.53   1.32%         7.57%    8.26%        6.59%  10.52          7.80%          10.18          -3.51          12.89
Funds Average   N
   %                                                     %                          %              %



Percentage (%)
Row: 1, Col: 1, Value: 13.71
Row: 2, Col: 1, Value: 2.33
Row: 3, Col: 1, Value: 7.38
Row: 4, Col: 1, Value: 7.79
Row: 5, Col: 1, Value: 6.37
Row: 6, Col: 1, Value: 9.639999999999999
Row: 7, Col: 1, Value: 7.28
Row: 8, Col: 1, Value: 9.94
Row: 9, Col: 1, Value: -5.430000000000001
Row: 10, Col: 1, Value: 14.37
(LARGE SOLID BOX) INTERMEDIATE MUNICIPAL
INCOME - INSTITUTIONAL CLASS
SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS

Calendar year total returns   *                                                             1995

SHORT-INTERMEDIATE MUNICIPAL                                                                   8.76%
INCOME

Lipper Short Municipal Debt Funds                                                              7.43%
Average   0



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 8.76
(LARGE SOLID BOX) SHORT-INTERMEDIATE MUNICIPAL
INCOME - INSTITUTIONAL CLASS
   * INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR OVERSEAS, GLOBAL RESOURCES, GROWTH OPPORTUNITIES, INCOME & GROWTH, EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, SHORT FIXED-INCOME, HIGH INCOME MUNICIPAL, AND SHORT-INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JULY 3, 1995, AND DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS A SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE A CLASS A 12B-1 FEE (AT A THEN CURRENTLY APPLICABLE RATE OF 0.65% FOR OVERSEAS, GLOBAL RESOURCES, GROWTH OPPORTUNITIES, INCOME & GROWTH, 0.25% FOR EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL, AND 0.15% FOR SHORT FIXED-INCOME AND SHORT-INTERMEDIATE MUNICIPAL INCOME). INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS A SHARES AND INCLUDE A THEN CURRENTLY APPLICABLE CLASS A 12B-1 FEE OF 0.65%. RETURNS PRIOR TO AUGUST 20, 1986, ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE.
[A] THE LIPPER INTERNATIONAL FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 254 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[B] THE LIPPER GROWTH FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 572 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[C] THE LIPPER NATURAL RESOURCES FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 32 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[D] THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 158 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[E] THE LIPPER EQUITY INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 130 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[F] THE LIPPER BALANCED FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 220 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[G] THE LIPPER GENERAL WORLD INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 135 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[H] THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 119 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[I] THE LIPPER GENERAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 64 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[J] THE LIPPER GENERAL U.S. GOVERNMENT BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 174 MUTUAL FUNDS WITH SIMILAR OBJECTIVES [K] THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 157 MUTUAL FUNDS WITH SIMILAR OBJECTIVES [L] THE LIPPER SHORT INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 147 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[M] THE LIPPER HIGH YIELD MUNICIPAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 38 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[N] THE LIPPER INTERMEDIATE MUNICIPAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 121 MUTUAL FUNDS WITH SIMILAR OBJECTIVES
[O] THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 49 MUTUAL FUNDS WITH SIMILAR OBJECTIVES





                    Fidelity Advisor Funds:  Class A and Class B
                                Cross Reference Sheet
       Form N-1A                                   Statement of Additional
       Item Number                                   Information Section
       -----------                                 ----------------------
       10, 11  . . . . . . . . . . . . . ..   Cover Page; Table of Contents
       12  . . . . . . . . . . . . .  . . .   Description of the Trusts
       13      a - c   . . . . . . .  . . .   Investment Policies and Li
                                              mitations
               d   . . . . . . . . . .. . .   Portfolio Transactions
       14      a - c   . . . . . . . .. . .   Trustees and Officers
       15      a   . . . . . . . . . .. . .   *
               b - c   . . . . . . . .. . .   Trustees and Officers
       16      a        i  . . . . . .. . .   FMR
                        ii . . . . . .. . .   Trustees and Officers
                        iii  . . . . .. . .   Management Contracts; Con
                                              tracts with FMR Affiliates
               b - d   . . . . . . . .. . .   Management Contracts; Con
                                              tracts with FMR Affiliates
               e   . . . . . . . . . .. . .   Management Contracts
               f   . . . . . . . . . . . .   Distribution and Service Plans
               g   . . . . . . . . . . . .   *
               h   . . . . . . . . . . . . .   Description of the Trusts
               i   . . . . . . . . . .. . .   Contracts with FMR Affiliates
       17      a   . . . . . . . . . .. . .   Portfolio Transactions
               b   . . . . . . . . . .. . .   Portfolio Transactions
               c   . . . . . . . . . .. . .   Portfolio Transactions
               d               . . . .. . .   Portfolio Transactions
               e               . . . . . .   *

       Form N-1A                                 Statement of Additional
       Item Number                                Information Section
       -----------                            ----------------------
       18      a   . . . . . . . . . . . . .   Description of the Trusts
               b   . . . . . . . . . . . . .   *
       19      a  . . . . . . . . . . . . .   Additional Purchase, Exchange
                                              and Redemption Information
               b. . . . . . . . . . . . . .   Valuation; Additional Pur
                                             chase, Exchange and Redemption
                                             Information
               c . . . . . . . . . . . . .   *
       20                                       Distributions and Taxes
       21      a, b . . . . . . . . . . . . .   Distribution and Service
                                               Plans; Contracts with FMR
                                               Affiliates
               c   . . . . . . . . . . . . . .   *
       22  . . . . . . . . . . . . . . . . . . .   Performance; Appendix
       23  . . . . . . . . . . . . . . . . . . . . .   Financial Statements
     *        Not Applicable

FIDELITY ADVISOR FUNDS
CLASS A AND CLASS B
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1996
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1996) for Class A and Class B shares. Please retain this
document for future reference.    The funds'     financial statements and
financial highlights, included in their respective Annual Reports, for the most recent fiscal period are incorporated herein by reference. To obtain an additional copy of this SAI, the Prospectus or any Annual Report, please call Fidelity Distributors Corporation, 82 Devonshire Street, Boston,
Massachusetts 02109 or your    investment professional.

TABLE OF CONTENTS                                                               PAGE

Investment Policies and Limitations

Special Considerations Affecting Canada

Special Considerations Affecting Latin America

Special Considerations Affecting Japan, the Pacific Basin, and Southeast Asia

Special Considerations Affecting Europe

Special Considerations Affecting Africa

Special Considerations Affecting New York

Special Considerations Affecting California

Special Considerations Affecting Puerto Rico


Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Distribution and Service Plans

Description of the Trusts

Financial Statements

Appendix


ACOM-ptb-296
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed   -    Income Fund

MUNICIPAL FUNDS
Fidelity Advisor High Income Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short   -    Intermediate
        Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor California Municipal Income Fund

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB   -    ADVISERS
Fidelity Management & Research (U.K.) Inc.
        (FMR U.K.)
Fidelity Management & Research (Far East) Inc.
        (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.)
        Limited (FIIAL U.K.)
Fidelity Investments Japan Limited (FIJ)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT   S
State Street Bank and Trust Company (State Street)    (Class A - Taxable
Funds)
Fidelity Investments Institutional Operations Company (FIIOC) (Class B    -
    Taxable Funds)
UMB Bank, n.a. (UMB) (Class A and Class B    - Municipal Funds)
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval of a "majority of the outstanding voting securities"
   (as defined in the Investment Company Act of 1940     (1940
Act    )   )     of the fund. However, except for the fundamental
investment limitations listed below and the policies restated in the "Fundamental Policies" paragraph on page , the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of the fund's total assets would be invested in the securities of such issuer or (ii) the fund would hold more than 10% of the outstanding voting securities of such issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the price at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
MID CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
   (x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Warrants acquired by the fund in units or attached to securities are not subject to this restriction.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EQUITY GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer;
(2) make short sales of securities (unless it owns or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold), provided, however, that the fund may purchase or sell futures contracts;
(3) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite any issue of securities (to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(7) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities;
(10) purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as a part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund);
(11) purchase the securities of any issuer if, as a result, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years of continuous operation; or
(12) invest in oil, gas, or other mineral exploration or development programs.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable, or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(iii) would exceed 10% of the fund's net assets.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(vii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(viii) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
GLOBAL RESOURCES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of such issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities
that are deemed to be illiquid because    they are subject to legal or
contractual restrictions on resale or because     they cannot be sold or
disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to invest in physical commodities other than precious metals (i.e., gold, palladium, platinum and silver) and it intends to limit such investments to not more than 25% of the fund's total assets. The fund may receive no more than 10% of its yearly income from gains resulting from selling metals or any other physical commodity.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xiii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures contracts and options, see the section entitled "Futures and Options" on page .
GROWTH OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments, and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limit does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
STRATEGIC OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer;
(2) purchase the securities of any issuer, if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held in the fund's portfolio;
(3) issue senior securities (except to the extent that issuance of one or more classes of shares of the fund in accordance with an order issued by the Securities and Exchange Commission may be deemed to constitute issuance of a senior security);
(4) make short sales of securities, (unless it owns, or by virtue of its ownership of other securities has the right to obtain, at no additional cost, securities equivalent in kind and amount to the securities sold); provided, however, that the fund may enter into forward foreign currency exchange transactions; and further provided that the fund may purchase or sell futures contracts;
(5) purchase any securities or other property on margin, (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts;
(6) borrow money except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets, will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding;
(7) underwrite any issue of securities (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of "restricted securities");
(8) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry;
(9) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(11) lend any security or make any other loan if as a result, more than 33 1/3% of the fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or
(ii) by engaging in repurchase agreements with respect to portfolio securities;
(12) purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the value of total assets of the fund). The fund may not purchase or retain securities issued by other open-end investment companies;
(13) invest more than 5% of the fund's total assets (taken at market value) in the securities of companies which, including predecessors, have a record of less than three years' continuous operation; or
(14) invest in oil, gas, or other mineral exploration or development programs.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (6)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(ii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iii) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(ii) would exceed 10% of the fund's net assets.
(iv) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(v) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(vii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
LARGE CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
   (x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Warrants acquired by the fund in units or attached to securities are not subject to this restriction.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EQUITY INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
INCOME & GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of its net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EMERGING MARKETS INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xiii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
HIGH YIELD FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the value of the fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(ix) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
STRATEGIC INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans and loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded loan commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral explorations or development programs or leases.
(xi) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
GOVERNMENT INVESTMENT FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940.
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the fund has purchased, after taking into account unrealized profits and losses on such contracts would exceed 5% of the fund's total assets.
(xiii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
INTERMEDIATE BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments, and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(vii) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(viii) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(ix) The fund currently does not intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to (a) purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
SHORT FIXED-INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (i) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
HIGH INCOME MUNICIPAL FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests of real estate investment trusts that are not readily marketable, or to invest in interests of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(   viii    ) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. Any securities issued by other investment companies would also have to meet the fund's credit and maturity standards. In some cases, other investment companies may incur expenses that are comparable to expenses paid by the fund, which would be taken into account in considering investments in such securities.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas, other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and Trustees of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures contracts and options, see the section entitled "Futures and Options" beginning on page . SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
(x) The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)
(xi) The fund does not currently intend to invest in interests of real estate investment trusts that are not readily marketable, or to invest in interests of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(xii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xiii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the
section entitled "Futures and Options" beginning on page     .
NEW YORK MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
CALIFORNIA MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a " regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transaction, see the section entitled "Futures and Options" beginning on page .
EACH FUND'S INVESTMENTS MUST BE CONSISTENT WITH ITS INVESTMENT OBJECTIVE AND POLICIES. ACCORDINGLY, NOT ALL OF THE SECURITY TYPES AND INVESTMENT TECHNIQUES DISCUSSED BELOW ARE ELIGIBLE INVESTMENTS FOR EACH OF THE FUNDS. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. A fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. A fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity, or could suffer a loss.
A fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the municipal funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each municipal fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable obligations, it would purchase securities that, in FMR's judgment, are of high quality. These
would include those    obligations     issued or guaranteed by the U.S.
   G    overnment or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The funds' standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investor Services (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the municipal funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the municipal funds' holdings would be affected and the Trustees would reevaluate the municipal funds' investment objectives and policies.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, a fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time.
FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of the security purchased by the fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of a default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging market securities may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of
litigation against    a     fund and the risk of actual liability if a fund
is involved in litigation. No guarantee can be made, however, that
litigation against    a     fund will not be undertaken or liabilities
incurred.
       FUTURES AND OPTIONS. The following paragraphs pertain to futures and options; Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500
Stocks (S&P 500   (copyrite    )    or the Bond Buyer Municipal Bond Index.
Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. Each fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on each fund's investments in futures contracts and options, and each fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (OTC) (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the
liquidity of a fund's investments, FMR may consider various factors   ,
including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government-stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, municipal lease obligations, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a fund were in a position where more than 10% or 15% of its net assets (see each fund's non-fundamental investment limitations) was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income each will participate in the interfund borrowing program only as a borrower. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income) will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than those of bonds with comparable maturities.
   ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is located in a particular country if:
1) the security is issued or guaranteed by the government of the country; or 2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for a fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
LOWER-QUALITY MUNICIPAL SECURITIES. While the market for municipals is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and a fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to
pursue litigation or otherwise exercise its rights as a securi   ty holder
to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES. A fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract, and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
MUNICIPAL SECTORS:
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and Federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral during periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES INDUSTRY. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital,
(c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE INDUSTRY. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They are generally secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier that uses the airport as a hub. Air traffic generally tracks broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads, and the general economic health of the area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PHYSICAL COMMODITIES. As a practical matter, investments in physical commodities can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. FMR, in addressing these concerns, currently intends to purchase only readily marketable precious metals and to deliver and store them with a qualified U.S. bank. Investments in bullion earn no investment income and may involve higher custody and transaction costs than investments in securities. Global Resources may receive no more than 10% of its yearly income from gains resulting from selling metals or any other physical commodity. Therefore, the fund may be required either to hold its metals or to sell them at a loss, or to sell its portfolio securities at a gain,when it would not otherwise do so for investment reasons.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's (except Equity Growth's) current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Equity Growth will engage in repurchase agreement transactions only with banks of the Federal Reserve System and primary dealers in U.S. Government securities.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SOVEREIGN DEBT OBLIGATIONS. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments. STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
Privately stripped government securities are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by government agencies also may be stripped in this fashion.
Because of the SEC's views on privately stripped government securities, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. A fund currently intends to purchase only those privately stripped government securities that have either received the highest ranking from two nationally recognized rating services (or one, if only one has rated the security) or, if unrated, have been judged to be of equivalent quality by FMR pursuant to procedures adopted by the Board of Trustees.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with a fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
TENDER OPTION BONDS are created by coupling an intermediate-or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a fund, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit a fund to sell them at par value plus accrued interest on short notice.
In many instances bonds and participation interests have tender options or demand features that permit a fund to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. The funds consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly, the funds intend to purchase these instruments based on opinions of bond counsel. The funds may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.
WARRANTS are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
   A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separative Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
The following paragraph restates fundamental policies previously disclosed in the above descriptions of security types and investment practices. FUNDAMENTAL POLICIES: It is the policy of Equity Growth to engage in repurchase agreement transactions only with banks of the Federal Reserve System and primary dealers in U.S. Government securities.
SPECIAL CONSIDERATIONS AFFECTING CANADA
Canada occupies the northern part of North America and is the second largest country in the world (3.97 million square miles in area) extending from the Atlantic Ocean to the Pacific Ocean. The companies in which a fund may invest include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration products. Canada is one the world's leading industrial countries and is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint. Canada is also a major exporter of agricultural products. The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. Canada is a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investments.
Securities of Canadian companies are not considered by FMR to have the same level of risk as those of other non-U.S. companies. Canadian and U.S. companies are generally subject to similar auditing and accounting procedures, and similar government supervision and regulation. Canadian markets are more liquid than many other foreign markets and share similar characteristics with U.S. markets. A fund may elect to participate in new equity issues or initial public offerings of Canadian companies.
Many factors affect and could have an adverse impact on the financial condition of Canada, including social, environmental and economic conditions, factors which are not within the control of Canada. Although the Canadian political system is generally more stable than that of many other foreign countries, continued tension with respect to greater independence for, or possible separation of, Quebec causes political uncertainty. Moreover, while the Canadian dollar is generally less volatile relative to the U.S. dollar than other foreign currencies, the value of the Canadian dollar has decreased significantly in recent years. Continued efforts to reduce the structural Canadian budget deficit will be required. FMR is unable to predict what effect, if any, such factors would have on instruments held in the fund's portfolio.
The United States-Canada Free Trade Agreement, which became effective in January 1989, will be phased in over a period of ten years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Canada, the United States, and Mexico have implemented the North American Free Trade Agreement (NAFTA), which was entered into in 1994. This cooperation is expected to lead to increased
trade    and reduced trade barriers.
SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock, and agriculture. The region has a large population (roughly 300 million) representing a large number of markets. The region has been in transition over the last five years from the stagnant 1980s, which were characterized by poor economic policies, higher international interest rates, and limited access to new foreign capital. Economic growth was strong in the 1960s and 1970s, but slowed dramatically in the 1980s as a result of poor economic policies, higher international interest rates and the denial of access to new foreign capital.
High inflation and low economic growth have given way to stable, manageable inflation rates and higher economic growth, although political turmoil (including assassinations) continues in some countries. Changes in political leadership and the implementation of market-oriented economic policies, such as privatization, trade reform, and fiscal and monetary reform are among the recent steps taken to modernize the Latin American economies and regenerate growth in the region. Various trade agreements have also been formed within the region, including the Andean Pact, Mercosur, and NAFTA. NAFTA, which was implemented on January 1, 1994, is the largest of these agreements.
Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies have typically been weak, given high inflation rates, but have stabilized more recently. Most currencies are not free floating, but wide fluctuations in value over relatively short periods of time can still occur due to changes in the market.
Mexico's economy has been transformed significantly over the last six to seven years. In the past few years, the government has sold the telephone company, the major steel companies, the banks, and many other industries. The remaining major state ownership is in the oil and electricity sectors. The United States is Mexico's major trading partner, accounting for two-thirds of its exports and imports. The Mexican government, in consultation with international economic agencies, is implementing programs to stabilize the economy and foster growth. For example, Mexico, the United States, and Canada implemented NAFTA. This cooperation is expected to lead to increased trade and reduced trade barriers.
In the early 1980s, Mexico experienced a foreign debt crisis. By 1987, foreign debt had reached prohibitive levels, accounting for 90% to 95% of Gross Domestic Product (GDP), thus draining Mexico of its resources. In December 1994, Mexico reversed a long-held currency policy by devaluing the Mexican peso and allowing it to float freely. The value of the peso against the U.S. dollar and other currencies declined sharply. As a result, Mexican stocks plunged while interest rates soared, and other Latin America securities markets were also adversely affected. Extension and continuance of financial aid to Mexico from the U.S., including loan guarantees, is uncertain at this time. In addition, continued political unrest, particularly in southern Mexico, and uncertainty as to the effectiveness of reforms have recently had an adverse impact on economic development.
Brazil entered the 1990s with declining real growth, runaway inflation, an unserviceable foreign debt of $122 billion, and a lack of policy direction. Over the last two years, Brazil has stabilized its domestic economy through a relentless process of balancing the government budget, the privatization of state enterprises, deregulation and reduction of red tape, and the introduction of greater competition into the domestic business environment. Inflation has been reduced from 50% per month to about 3% per month since mid 1994. A major long-run strength is Brazil's natural resources. Iron ore, bauxite, tin, gold, and forestry products make up some of Brazil's natural resource base, which includes some of the largest mineral reserves in the world. In terms of population, Brazil is the sixth largest country in the world with about 155 million people, and represents a huge domestic market.
Chile, like Brazil, is endowed with considerable mineral resources, particularly copper, which accounts for 40% of total exports. Economic reform has been ongoing in Chile for at least 15 years, but political democracy has only recently returned. Privatization of the public sector beginning in the early 1980s has bolstered the equity market. A well-organized pension system has created a long-term domestic investor base.
Argentina is strong in wheat production and other foodstuffs and in livestock ranching. A well-educated and skilled population boasts one of the highest literacy rates in the region. The country has been ravaged by decades of extremely high inflation and political instability. Thanks to structural reforms, the revitalized Argentine economy has been among the top three fastest growing economies in the world over the last three years. The newly created Argentine economic institutions have integrated the country with the rest of the world, leaving the state to concentrate on its essential functions. Privatization is ongoing and should reduce the amount of external debt outstanding. The markets for labor, capital, and goods and services have been deregulated. Nearly all non-tariff barriers and export taxes have been eliminated, the tariff structure has been simplified, and tariffs have been sharply reduced.
Venezuela has substantial oil reserves. External debt is being renegotiated, and the government is implementing economic reform in order to reduce the size of the public sector. Internal gasoline prices, which are one-third those of international prices, are being increased in order to reduce subsidies. The failure of major banks adversely affected the Venezuelan economy in 1994 and could continue to have a negative impact. Plans for privatization and exchange and interest rate liberalization are examples of recently introduced reforms.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS
JUNE 1995
            MILLIONS

Argentina    $ 33,498

Brazil        149,110

Chile         83,453

Colombia      18,176

Mexico        93,638

Peru          9,997

Venezuela     4,936

Source: IFC (International Finance Corporation, Second Quarter 1995) REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
Argentina   7.1%

Brazil      5.7%

Chile       4.2%

Mexico      3.5%

Venezuela   3.3%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST
ASIA
Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.
The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.
The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports to Organization for Economic Cooperation and Development (OECD) countries. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity in many Asian countries has enabled them to achieve, or maintain, their status as top exporters while improving their national living standards.
Thailand has one of the fastest growing stock markets in the world. The manufacturing sector is becoming increasingly sophisticated and is benefiting from export-oriented investing. The manufacturing and service sectors continue to account for the bulk of Thailand's economic growth. The agricultural sector continues to become less important. The government has followed fairly sound fiscal and monetary policies, aided by increased tax receipts from a fast moving economy. The government also continues to move ahead with new projects - especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. The country enjoys an able bureaucracy that has maintained economic policy during the country's many coups. In recent years, the risk of a coup has diminished, but corruption remains widespread.
Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth, which was vigorous in the 1980s. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East.
In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well developed sectors in electronics, automobiles, textiles and shoe manufacture, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 8.3% in 1994. Both South Korea and North Korea joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation. The reunification of North and South Korea could have a detrimental effect on the economy of South Korea. Indonesia is a mixed economy with many socialist institutions and central planning but with a recent emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth, yet with a large and rapidly increasingly population, it remains a poor country. Dependent on oil prices during the 1980s, its manufactured products now predominate, contributing 21% of GDP. Indonesia's development is progressing smoothly, and it has become the world's twelfth largest economy.
Malaysia has one of the fastest growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the United States and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability as the government followed prudent fiscal and monetary policies. Malaysia's high export dependence level leaves it vulnerable to recession in the OECD countries or to a fall in world commodity prices.
India is one of the world's top fifteen industrial nations and has considerable natural resources. The government exercises significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on private sector companies, market conditions, and prices and yields of securities of Indian issuers held by a fund. Policymakers in India actively encourage foreign direct investment, particularly in labor intensive industries. In addition, Indian stock exchanges rely entirely on delivery of physical share certificates and have experienced operational difficulties. These problems have included the existence of fraudulent shares in the market, failed trades, and delays in the settlement and registration of securities transactions. Indian stock exchanges have in the past been forced to close for political reasons; for example, a brokers' strike closed the exchange for ten days in December 1993, and there is no assurance that the exchanges will not be forced to close again.
Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and the early 1980s, the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia. Singapore holds a position as a major oil refining and services center.
Japan currently has the second largest GDP in the world. The Japanese economy has grown substantially over the last three decades. Its growth rate averaged over 5% in the 1970s and 1980s. However, in 1994, the growth rate in Japan slowed to 0.6% and its budget showed a deficit of 7.8% of GDP. Despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Japan is suffering its worst recession in two decades. Profits have fallen sharply, unemployment has reached an historical high of 3.2%, and consumer confidence is low. The banking sector has experienced a sharp rise in non-performing loans, and strains in the financial system may continue. Nine discount rate cuts since their peak of 6% in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system, and spending for reconstruction following the Kobe earthquake should help to contain recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.
In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration in their competitiveness due to high wages, a strong currency, and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. These activities have resulted in turmoil, uncertainty, and a crisis of confidence.
Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers, and other protectionist or retaliatory measures of, as well as economic conditions in, the United States and other countries with which it trades. Industry, the most important sector of the economy, is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing, and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum, and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools, and semiconductors have caused trade tensions with other countries, particularly the United States. Some trade agreements between the countries have reduced the friction caused by the current trade imbalance. A record high value for the Yen in the first half of 1995 threatened to derail Japan's recovery from a long economic downturn, mainly because it made Japanese products more expensive overseas and eroded the value of foreign earnings when repatriated to Japan. However, the recent easing of the Yen's value has created expectations that Japanese earnings will improve for the fiscal year ending March 1996.
Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized West European countries. It is rich in natural resources and is the world's largest exporter of beef and wool, second-largest exporter of mutton, and among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of its exports, a downturn in world commodity prices could have a significant negative impact on its economy. EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
JUNE 1995
              MILLIONS

India           147,210

Indonesia       52,243

Korea           178,670

Malaysia        224,176

Pakistan        9,469

Philippines     55,038

Sri Lanka       2,259

Taiwan          186,822

Thailand        150,584

Source: IFC (International Finance Corporation, Second Quarter 1995) REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
China         12.0%

Hong Kong     5.7%

India         4.9%

Indonesia     7.0%

Japan         n/a

Korea         8.3%

Malaysia      8.5%

Philippines   4.5%

Singapore     7.0%

Taiwan        6.2%

Thailand      8.5%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING EUROPE
New developments surrounding the creation of a unified common market in Europe have helped to reduce physical and economic barriers promoting the free flow of goods and services throughout Western Europe. These new developments could make this new unified market one of the largest in the world. However, in 1993, Europe's economies began to slow and subsequently slid into recession as tight monetary conditions and lack of progress toward inflation convergence and budgetary consolidation in many countries weakened consumer and business confidence. More generally, the turbulence in the foreign exchange markets since the middle of 1992 and escalating tensions over trade contributed to increased uncertainty in many countries. The U.S. dollar continued on its downward track with respect to both the German Mark and many other of Europe's currencies such as the Italian Lira, the Spanish Peseta, and the Swedish Krona, the value of which have been affected by political uncertainties and fiscal problems.
   Europe's economies began to improve in 1995 as continued growth in the United States and the countries of Southeast Asia provided the foundation for an export-led recovery. Thus recovery was aided by a sharp rebound of the U.S. dollar after it had reached postwar lows in the spring of 1995. The Eastern European countries, after several years of declining output, have generally shown dramatic growth in 1994 and 1995. Despite formidable obstacles and major differences among countries and regions, many nations are making substantial progress in their efforts to become market-oriented economies. However, these economies are becoming increasingly disparate and
the     experience of countries in the region varies markedly. Those nations making the most successful transition include Poland, the Czech Republic, and Hungary, while some of the former Soviet republics continue to suffer from the consequences of the break up of the Soviet Union and have made little progress in implementing effective market-oriented reforms. Key aspects of the reform and stabilization efforts have not yet been fully implemented, and risks of policy slippage remain. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions.
Notwithstanding the economic difficulties in many countries, recent positive developments offer hope for a cooperative growth strategy in the near term, which could also permit a strengthening of global economic performance over the medium term. Many developing countries are reaping the fruits of sustained reform and stabilization efforts. Efforts to enhance assistance to countries affected by the transition to a market-based trading system that is occurring in central Europe and the former Soviet Union, and to low-income countries to support strengthened stabilization and restructuring efforts, are moving forward. In Europe, exchange market tensions have eased, interest rates have been falling, and may continue to do so as evidence of the waning inflationary pressures accumulates.
The European Community (EC) consists of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, and the United Kingdom (the member states). In 1986, the member states of the EC signed the "Single European Act," an agreement committing these countries to the establishment of a market among themselves, unimpeded by internal barriers or hindrances to the free movement of goods, persons, services, or capital. To meet this goal, a series of directives have been issued to the member states. Compliance with these directives is designed to eliminate three principal categories of barriers: 1) physical frontiers, such as customs posts and border controls; 2) technical barriers (which include restrictions operating within national territories) such as regulations and norms for goods and services (product standards); discrimination against foreign bids (bids by other EC members) on public purchases; or restrictions on foreign requests to establish subsidiaries; and 3) fiscal frontiers, notably the need to levy value-added taxes, tariffs, or excise taxes on goods or services imported from other EC states.
The ultimate goal of this project is to achieve a large unified domestic European market in which available resources would be more efficiently allocated through the elimination of the above-mentioned barriers and the added costs associated with those barriers. Elimination of these barriers would simplify product distribution networks, allow economies of scale to be more readily achieved, and free the flow of capital and other resources. The Maastricht Treaty on economic and monetary union (EMU) attempts to provide its members with a stable monetary framework consistent with the EC's broad economic goals. But until the EMU takes effect, which is intended to occur between 1997 and 1999, the community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives.
The total European market, as represented by both EC and non-EC countries, consists of over 328 million consumers, making it larger currently than either the U.S. or Japanese markets. European businesses compete nationally and internationally in a wide range of industries including: telecommunications and information services, roads and transportation, building materials, food and beverages, broadcast and media, financial services, electronics, and textiles. Actual and anticipated actions on the part of member states to conform to the unified Europe directives has prompted interest and activity not only by European firms, but also by foreign entities anxious to establish a presence in Europe that will result from these changes. Indications of the effect of this response to a unified Europe can be seen in the areas of mergers and acquisitions, corporate expansion and development, GDP growth, and national stock market activity. The early experience of the former centrally planned economies has already demonstrated the crucially important link between structural reforms, macroeconomic stabilization, and successful economic transformation. Among the central European countries, the Czech Republic, Hungary, and Poland have made the greatest progress in structural reform; inflationary pressures in those countries have abated following price liberalization, and output has begun to recover. These achievements will be difficult to sustain, however, in the absence of strong efforts to contain the large fiscal deficits that have accompanied the considerable losses of output and tax revenue since the start of the reform process.
In the Baltic countries there are encouraging signs that reforms are taking hold and are being supported by strong stabilization efforts. In most other countries of the former Soviet Union, in contrast, inadequate stabilization efforts now threaten to lead to hyper-inflation, which could derail the reform process. Inflation, which had abated following the immediate impact of price liberalization in early 1992, surged to extremely high levels in late 1992 and early 1993. The main reason for this development has been excessive credit expansion to the government and to state enterprises. The transformation process is being seriously hampered by the widespread subsidization of inefficient enterprises and the resulting misallocation of resources. The lack of effective economic and monetary cooperation among the countries of the former Soviet Union exacerbates other problems by severely constraining trade flows and impeding inflation control. Partly as a result of these difficulties, some countries have decided that the introduction of separate currencies offers the best hope for avoiding hyper-inflation and for improving economic conditions. This development can facilitate the implementation of stronger stabilization programs. Economic conditions in the former Soviet Union have continued to deteriorate. Real GDP in Russia fell 11.9 percent in 1993, after an 18 percent decline in 1992. In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early
stages of the transition, high rates of    inflation, the compression of
imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries.
Economic conditions appear to have improved for some of the transition economies of central Europe during the past year. Following three successive years of output declines, there has been a turnaround in the Czech Republic and the Slovak Republic, Hungary and Poland; growth in private sector activity and strong exports, especially to Western Europe, now appear to have contained the fall in output. Most central European countries in transition have achieved positive real growth in 1994 and 1995 as market reforms deepen. The strength of the projected output gains will depend crucially on the ability of the reforming countries to contain fiscal deficits and inflation and on their continued access to, and success in, export markets. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation. Ethnic and civil conflicts currently continue throughout the former Yugoslavia. Although there has been recent progress toward a peaceful settlement of these conflicts, the outcome remains uncertain.
Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. In the rest of Europe, monetary policy and financial market developments have been dominated by the currency turmoil that began in September 1992. At the same time, conditions are improving for significant reductions of official interest rates in Europe, which should help to contain recessionary forces and provide support to the overall economic recovery in the regions by early 1996. With the passage of the General Agreement on Trade and Tariffs earlier this year, Europe has taken a step forward in resisting protectionist pressures. Interest rates continue to decline, but some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability. However, in the long term, economic unification could prove to be an engine for domestic and international growth.
The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.
Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy.
Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown since the 1980s. Agriculture remains the most important economic sector, employing over half of the labor force, and accounting for significant portions of GDP and exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's continuing transformation from a centrally controlled to a free market economy.
Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority led to business uncertainty and the prospect for continued flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EU, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
Denmark          4.6%

France           2.5%

Germany          2.9%

Italy            2.5%

Netherlands      2.4%

Spain            1.9%

Switzerland      2.0%

United Kingdom   3.8%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING AFRICA
Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamonds, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.
Many African countries are fraught with political instability. However, there has been a trend over the past several years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Many countries have been enmeshed in civil, ethnic or border wars. Ethnic, religious, cultural and linguistic differences divide the African peoples.
Economically, the Northern Rim countries (which include Morocco, Egypt, and Algeria), Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent due to their strong ties with the European nations. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious strife has been a significant source of instability in the Northern Rim countries. Although racial discord in South Africa appears to have been reduced by constitutional and political changes that are in progress, as well as increased foreign investments, the long-term future of South Africa remains uncertain.
On the other end of the economic spectrum are countries, such as Burkina-Faso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, the general decline in oil prices has had an adverse impact on many economies.
SPECIAL CONSIDERATIONS AFFECTING NEW YORK
The financial condition of New York State (the State), its public authorities and public benefit corporations (the Authorities) and its local governments, particularly The City of New York (the City), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New York Municipal Income Fund or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from the State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State.
The State and the City are facing serious financial difficulties and each has a decline in their credit standings. S&P and Moody's have each assigned ratings for the State's general obligation bonds that are among the three lowest of those states with rated general obligation bonds. S&P and Moody's have each assigned ratings for the City's general obligations that are among the four lowest of those cities with rated general obligation bonds. The ratings of certain related debt of other issuers for which the State has an outstanding moral obligation, lease purchase, guarantee or other contractual obligation are generally linked directly to the State's rating. Should the financial condition of the State, its Authorities, or its local governments deteriorate, their respective credit ratings could be further reduced, and the market value and marketability of their outstanding notes and bonds could be adversely affected, and their respective access to the public credit markets jeopardized.
   ECONOMIC FACTORS. New York is the third most populous state in the nation, and has a relatively high level of personal wealth. However, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to factors such as relative costs for taxes, labor, and energy). The State's economy is diverse, with a comparatively large share of the nation's financial, insurance, transportation, communications, and services
employment, and a very small     share of the nations' farming and mining
activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but is likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).
Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly and indirectly to growth in new jobs, rising profits, and capital appreciation derived from the finance sector of the City's economy. The finance sector's growth was a catalyst for the New York City metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording, and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in finance and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).
During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-91 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover. Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993 and the State economy entered the third year of a slow recovery in 1995. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth. According to assumptions contained in the State financial plan for fiscal year 1995-1996 issued on June 20, 1995 (the 1995-96 State Financial Plan), employment is expected to grow slightly during 1995, although the rate of increase is expected to be below the rate experienced in 1994 due to
cutbacks in federal spending and employment,    as well as continued
corporate downsizing. The Mid-Year Update to the 1995-96 State Financial Plan issued on October 25, 1995 (the Mid-Year Update) contains a marginally weaker economic forecast than that contained in the initial 1995-96 State Financial Plan, and predicts a significant slowing of State employment growth during calendar year 1996, due to the forecasted slackening pace of national economic growth, industry consolidating, and governmental employment.
Notwithstanding the State budget for fiscal year 1995-96 which enacts significant tax and program reductions, the State can expect to confront structural deficits in future years. The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for fiscal year 1996-97 and beyond. In part, the 1995-96 State Financial Plan reflects actions which provide nonrecurring measures (sometimes referred to as "one-shots") variously estimated to provide $900 million to $1.0 billion of savings. Additionally, the three-year plan to reduce State personal income taxes, as discussed below briefly, will decrease State tax receipts by an estimated $1.7 billion in fiscal year 1996-97. Similarly, other actions taken to reduce disbursements in the State's 1995-96 fiscal year, such as reductions in the State workforce and Medicaid and welfare expenditures, are expected to provide greater reductions in future fiscal years. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements for State fiscal year 1996-97 and future fiscal years.
   Further, there can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year with corresponding material and adverse effects on the State's projections of receipts and disbursements. Although the Mid-Year Update (Third-quarter update) projects a continued balance in the 1995-96 State Financial Plan, downward revisions have been made to the estimates of both receipts and disbursements. As the 1995-96 State Financial Plan and the updates thereto are based upon forecasts of national and State economic activity, it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.
The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region, as private sector job losses since 1989 have offset all the prior employment gains of the 1980s. Declines in both employment and earnings in the finance sector contributed to declines in retail sales and real estate values. In addition, a number of widely publicized bankruptcies among highly leveraged retailing, brokerage and real estate development companies occurred. The effects of the recession have extended to banking, insurance, business services (such as law, accounting and advertising), publishing and communications. Factors which may inhibit the City's economic recovery include (i) credit restraints imposed by the weak financial condition of several major money center banks located in the City; (ii) increases in combined State and local tax burdens, if uncompetitive tax rates are imposed; (iii) perceived declines in the quality of life attributable to service reductions and the deterioration of the City's infrastructure; (iv) additional employment losses in the City's banking sector or corporate headquarters complex due to further corporate relocations or restructurings; or (v) increased expenditures for public health assistance and care. The City's future economic condition will also likely be affected by its competitive position as a world financial center (compared to London, Tokyo, Frankfurt, and competing regional U.S. centers). Investors should note that the budget for the City's 1996 fiscal year addresses a projected $2.7 billion budget gap. Most of the budget-gap closing initiatives may be implemented only with the cooperation of certain City officials, the City's municipal unions, or the State or Federal governments. No assurance can be given that such initiatives will be taken. While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley, and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.
THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economies, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. The State has been experiencing and continues to experience substantial financial difficulties, with General Fund (the principal operating account) deficits incurred during the fiscal years 1989-1990 through 1991-1992. The State's accumulated General Fund deficit (on a GAAP basis) grew 91% from FY1986-87 to FY1990-91, and reached a then-record $6.265 billion (audited) by March 31, 1991. An accumulated General Fund deficit at March 31, 1993 was restated to be $2.551 billion. The State ended its 1993-94 fiscal year with a negative fund balance of $1.637 billion. This represented an improvement over prior years, primarily due to an improving national and State economy resulting in higher-than-expected receipts from personal income tax and various business taxes and the relative success of the New York Local Government Assistance Corporation (LGAC). The General Fund showed an operating surplus of $914 million (on a GAAP basis). The State's 1994-95 fiscal year budget was
adopted on June 8, 1994, more than two months after the beginning of    the
State's fiscal year. The State ended its FY 1994-95 reporting a General Fund operating deficit of $1.426 billion, primarily due to changes in accounting methodologies used by the State Comptroller and the use of $1.026 billion of the FY 1993-94 cash surplus to fund operating expenses in FY 1994-95. These factors were offset by net proceeds of $315 million of bonds issued by LGAC. Actual receipts reported fell short of original projections, primarily in the categories of business taxes. These shortfalls were offset by better than expected performance in the remaining taxes, principally the user taxes and fees. Total expenditures for FY 1994-95 increased $2.083 billion, or 6.7% over the prior fiscal year.
On June 7, 1995, the New York State legislature passed the final legislation regarding the State's 1995-96 budget. Both the enacted budget bills for 1995-96 and the 1995-96 State Financial Plan include reductions in the actual level of spending from that which occurred in the 1994-95 fiscal year and project reductions in Medicaid and State Authority
operating costs. The 1995-96 budget     also projects an approximate
increase of 3% in all governmental funds over the amounts received in fiscal year 1994-95 and includes the phase-in of a three-year reduction in the State's personal income tax. The Governor released his proposed budget for FY 1996-97 on December 15, 1995 (the 1996-97 Executive Budget), 30 days in advance of the constitutionally-mandated release date. The 1996-97 Executive Budget projects a $3.9 billion budget gap, which it proposes to close largely by Medicaid cost containment measures (approximately $1.0 billion), welfare reform (approximately $240 million) and restructuring of the state healthcare delivery system (approximately $470 million). The phased reduction of the State's personal income tax is continued in the 1996-97 Executive Budget. There are risks and uncertainties concerning whether or not certain spending and tax cuts will be upheld if challenged in the courts. For example, the State Comptroller is challenging in court the proposed use of certain pension reserves. If such suit is successful, approximately $110 million would become unavailable as a source of contribution to the balanced State budget. Finding an additional $110 million in reductions or from other sources may prove difficult. Additionally, even if all spending and tax cuts contained in the State budget are successfully implemented, resulting in a balanced budget for fiscal year 1995-96, there can be no assurance that the State will not face budget gaps in future years, resulting from a disparity between tax revenues projected from a lower recurring-receipts base and the spending required to maintain State programs at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary expenditures. Certain major budgetary considerations affecting the State are outlined below.
   REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax (53% of fiscal year 1994-95 General Fund receipts and estimated to be approximately 54% of fiscal year 1995-96 General Fund receipts), user taxes and fees (20% of fiscal year 1994-95 and nearly 21% of estimated 1995-96 General Fund receipts, respectively). Uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax law also can have an adverse impact on
State tax receipts.     One-fourth of the 4% State sales tax has been
dedicated to pay debt service of LGAC, and has correspondingly reduced General Fund receipts. To the extent those moneys are not necessary for payment to LGAC, they are transferred from the LGAC Tax fund to the General Fund and reported as a transfer from other funds rather than as sales and use tax receipts. During fiscal years 1991-92, 1992-93, 1993-94, and 1994-95 moneys were so transferred. Capital gains are a significant component of income tax collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates are relatively high and may impose political and economic constraints on the ability of the State to further increase its taxes. In 1995, the State enacted a tax-reduction program designed to reduce, by 20 percent over three years, receipts from the personal income tax. The tax had remained unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $515 million in the 1995-96 fiscal year, $1.7 billion in the 1996-97 fiscal year and produce further significant reductions in fiscal year 1997-98. In addition to such reductions in overall tax rates, the tax-reduction program also includes other modifications to the tax laws which will have the effect of lowering the amount of tax revenues to be received by the State. In the absence of countervailing economic growth or expenditure cuts, the tax cuts could make the achievement of a balanced State budget more difficult in future years.
   A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in the U.S. Congress. Changes to the federal tax treatment of capital gains, if made, are likely to flow automatically to the State personal income tax. Such changes, depending upon their precise character and timing, as well as taxpayer response, could produce either revenue gain or loss during the remainder of the State's 1995-96 fiscal year.
STATE DEBT. The State has the heaviest debt burden of any state (with nearly $5.2 billion of long-term general obligations, $4.7 billion of LGAC debt and $18 billion of lease-purchase or other contractual debt outstanding as of March 31, 1995), and debt service costs absorb a large share of the State's budget. As of March 31, 1995 the State is also obligated with respect to nearly $7.0 billion for statutory moral obligations for nine of its Authorities and for guarantees of $358 million of other Authority debt. Historically, the State has had one of the largest seasonal financing requirements of any municipal issuer, and was required each spring to borrow substantial sums from public credit markets to finance its accumulated General Fund deficit and its scheduled payments of aid to local governments and school districts. To help reduce such seasonal financing needs, the State created LGAC as a financing vehicle to finance the State's local assistance payments by issuing long-term debt, payable over 30 years from a portion of the State sales tax, as discussed above. The State budget and State financial plan for fiscal year 1995-96 each proposes to utilize the remainder of authorized but yet unissued LGAC bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, thus completing the LGAC program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the 1995-96 fiscal year without relying on short-term seasonal borrowings. Neither the 1995-96 State financial plan nor the 1994-95 State Financial Plan included a spring borrowing, the first time in 35 years that there was no short-term borrowing. Investors should note that the enabling legislation for LGAC contains a covenant restricting the amount of any future State spring borrowing, which may reduce the State's fiscal flexibility in future years.
BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years. The 1995-96 State Financial Plan contains actions of a non-recurring nature including mergers of certain authorities payments from
the sale of    certain State assets, and payments associated with the
resolution of certain court cases, totalling approximately $900 million to $1 billion. The 1996-97 Executive Budget, however, contains actions of a non-recurring nature only to the extent of approximately $123 million. LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not historically prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in the 1990-91 fiscal year created a substantial surplus that was amortized and applied to offset the State's contribution through the 1993-94 fiscal year. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in fiscal year 1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.
PUBLIC ASSISTANCE. The State has the second largest number of persons receiving public assistance (AFDC and Home Relief) of any state. AFDC costs are shared among the federal government, the State and its counties (including the City) by statutory formula. Caseloads tend to rise significantly during economic downturns, but have fallen only in the later stages of past economic recoveries.
MEDICAID. The State participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and
nursing homes seeking higher reimbursement from    the State. The budget
adopted for fiscal year 1995-96, and in particular the 1996-97 Executive Budget, each includes reductions in spending for Medicare. Cutbacks in State spending for Medicaid may adversely affect the financial condition of hospitals and health care institutions that are the obligors of bonds that may be held by the fund.
THE STATE AUTHORITIES. The State's Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The New York State Public Authorities Control Board approves the issuance of debt and major contracts by ten of the Authorities. As of September 30, 1994, the date of the latest available data, there were 18 Authorities that had outstanding debt of $100 million or more, the aggregate debt of which (including refunding bonds and moral obligation, lease-purchase, contractual obligation, or State-guaranteed debt) then totaled approximately $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported was approximately $28 billion and State-related debt was approximately $36 billion. In recent years the
State has provided     financial assistance through appropriations, in some
cases of a recurring nature, to certain Authorities for operating and other expenses and, (from 1976 to 1987) in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The State budgeted operating assistance of approximately $1.3 billion for the Metropolitan Transportation Authority (MTA) for fiscal year 1994-1995 and estimates total State assistance in fiscal year 1995-96 to be approximately $1.1 billion. This assistance is expected to continue to be required (and may increase) in future years. Failure by the State to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could adversely affect the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes.
The MTA, whose credit standing was recently reduced, oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). MTA subsidiaries operate certain commuter rail and bus lines in the New York metropolitan area. An affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), operates certain intrastate toll bridges and tunnels. To maintain its facilities and equipment, which deteriorated significantly in the late 1970s due to deferred maintenance, the MTA prepared a five-year capital program subject to approval by the MTA Capital Program Review Board. In April 1993, the State legislature authorized the funding of a portion of a five-year $9.56 billion capital plan for the MTA for 1992 through 1996. MTA's five-year capital program for 1992-96 was approved by the State capital program review board in December 1993. There can be no assurance that all governmental actions for the 1992-96 capital program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the capital program will not be delayed or reduced. If the capital program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance. In addition, because fares are not sufficient to finance its mass transit operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and to the extent available, Federal assistance (including loans, grants and operating subsidies). There can be no assurance that any such assistance will continue at any particular level or in any fixed relationship to the operating costs and capital needs of the MTA.
THE CITY. The City has required, and continues to require, significant financial assistance from the State. The City depends on State assistance both to enable the City to balance its budget and to meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices, and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York (MAC) to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis, the State provided substantial financial assistance to the City, the federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt, and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the Federal and State governments.
The City provides services usually undertaken by counties, school districts or special districts in other large urban areas including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates the City to assume the local share of public assistance and Medicaid costs. While the City has had GAAP operating surpluses, in recent fiscal years the City has experienced and continues to experience ongoing financial difficulties, primarily related to the impact of the recent recession on the local economy (reducing revenues from most major taxes and increasing public assistance and Medicaid caseloads), rising health care costs for City employees and for Medicaid, and rising inflation and interest rates. In response, the City implemented gap-closing programs in recent fiscal years, which initially relied primarily on actions of a non-recurring nature, but included substantial property tax rate increases and a personal income tax surcharge imposed in fiscal year 1991 and selected service cutbacks. Reductions in State aid, larger than budgeted labor settlements and increased police expenditures added to the adverse budgetary impact of the local recession, confronting the City with a potential $3.3 billion imbalance during fiscal year 1992 budget negotiations. This initial budget gap was closed by adoption of a budget providing for various tax increases and significant service reductions. Aid to nonprofit cultural institutions in the City was significantly reduced (as was State aid to such institutions), including certain institutions that are obligors of bonds that may be held by the fund. The City's budget for fiscal year 1994 identified measures to close a $300 million budget gap, which was the result of shortfalls in Federal and State aid from previously projected levels. The City achieved balanced operating results as reported in accordance with GAAP for the 1994 fiscal year. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next and the City budget adopted for fiscal year 1996 reduces City-funded spending for the second consecutive year.
Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed budget gap-closing programs for those years with projected budget gaps. The mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the 1996-1999 Financial Plan). The City's projections set forth in the 1996-1999 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in interest rates, the impact on real estate tax revenues of the real estate market, wage increases for city employees consistent with those assumed in the 1996-99 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, and the impact on City revenues of proposals for Federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1996-99 Financial Plan will be realized. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.
   The City submitted on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year which projects a balanced budget in accordance with GAAP for the City's 1995 fiscal year. On July 11,
1995, the City submitted the 1996-1999 City     Financial Plan, which is
based on the City's expense and capital budgets of the City's 1996 fiscal year adopted on June 14, 1995 (the 1996 City Budget). The 1996 City Budget sets forth proposed actions by the City for the 1996 fiscal year to close a substantial projected budget gap (approximately $3.1 billion) resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. Proposed actions in the 1996-1999 Financial Plan for the City's 1996 fiscal year include a reduction of approximately $400 million primarily affecting public assistance and Medicaid payments by the City, expenditure reductions in agencies totalling approximately $1.2 billion and transitional labor savings of approximately $600 million. These and other proposed actions were contained in the 1996-1999 Financial Plan as well as the 1996 City Budget. The City Budget is subject to the ability of the City to implement the proposed reductions in expenditures, personal services and personnel, which are substantial and may be difficult to implement. For example, one of the key items contained in the 1996 City
Budget is the sale of the City's water system for approximately    $2.3
billion. This plan has been hotly contested since it was announced, and is currently the focus of several lawsuits. In November, the Mayor sued the City Comptroller to compel his signature on bonds needed to accomplish the sale of the water system. The Comptroller had blocked the bond sale, stating that the sale of City water assets would be illegal and "an improvident fiscal gimmick." In December, a coalition of civic, housing and environmental groups from New York City and Westchester County (the Coalition) filed suit to block the Mayor's plan to sell the water system and announced an intention to join in the Comptroller's battle to block the bond sale. In addition, certain proposals may be offset by various State and Federal legislation which could mandate levels of City funding inconsistent with the 1996 City Budget and the 1996-1999 Financial Plan. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain proposed State and Federal actions are subject to approvals from the Legislature, the Governor and the President, as applicable. Both Federal and State actions are uncertain; certain legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform which could result in caps on, or block grants of, Federal programs. Further, no assurance can be given that either such actions will in fact be taken or that the projected savings will result even if such actions are taken.
The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projects that local revenues will provide approximately 68.0% of total revenues in fiscal year 1996 while federal aid, including categorical grants, will provide 11.7% in fiscal year 1996 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in fiscal year 1996. As a proportion of total revenues, State aid has remained relatively constant over the period from 1980 to 1990, while federal aid was sharply reduced (having provided nearly 20% of total fiscal year 1980 revenues). The largest source of the City's revenues is the real estate tax (approximately 22% of total revenues projected for fiscal year 1996), at rates levied by the City council (subject to certain State constitutional limits). State legislation requires that increases in assessments of certain classes of real property be phased-in over a five-year period; thus, property owners may receive higher assessments when property values are declining. However, in the event of a reduction in total assessments, higher tax rates would be required to maintain the same amount of tax revenue. The City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the city impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City Budget's reliance on "one-shot" measures to balance the budget for fiscal year 1995-96 without rectifying the underlying structural problems, its continued optimistic projections of State and Federal aid, and continued high debt levels. S&P also mentioned the feeble local economy and the City Budget's over-reliance on the financial services sector which historically has been volatile.
The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of fiscal year 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during fiscal years 1990 and 1991, largely due to delayed State aid payments, and totalled $2.25 billion in fiscal year 1992, $1.4 billion in fiscal year 1993, $1.75 billion in fiscal year 1994 and $2.2 billion in fiscal year 1995. The City's current capital financing program reflects major reductions (approximately $2.13 billion) in the size of the capital program to be implemented cumulatively through fiscal year 1999 which is intended to reduce future debt service requirements. Such reductions may adversely affect the condition of the City's aging and deteriorating infrastructure and physical assets, such as sewers, streets, bridges and tunnels, and mass transit facilities. Further, the City's capital financing program currently contemplates receipt of proceeds of approximately $1 billion resulting from the sale of the City's water and sewer system to the Water Board, and proposes to utilize a substantial portion of such proceeds for capital project improvements. It is not certain that such proceeds will become available for capital improvements, because, as discussed above, both the City Comptroller and the Coalition have opposed such proposed transfer of the water and sewer system.
In November 1993, the voters approved a proposed charter whereby Staten Island would secede from the City. Staten Island is one of five counties/boroughs, comprising 4% of the City's population and 19% of its land area. State law provides a complex mechanism for such secession. The State Legislature is also considering establishment of a similar secession mechanism for Queens.
OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, primarily for aid to elementary, secondary and higher education, Medicaid income maintenance, and local transportation programs. The legislature
enacted substantial reductions from previously budgeted     levels of State
aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends. The Legislature enacted substantial reductions from previously budgeted levels of State aid since December 1990.
   SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to the fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State, its agencies, or instrumentalities, as available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
   CONSTITUTIONAL AND STATUATORY LIMITATIONS ON TAXES AND
APPROPRIATIONS
LIMITATION ON TAXES. Certain obligations held by the fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the increase in taxes upon reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.
Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any government unit to give 2/3 approval to levy any "special tax." However, court decisions allowed non-voter-approved levies of "general taxes" which were not dedicated to a specific use.
   A 1986 initiative statute, called "Proposition 62," imposed additional limits on local governments, by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition
62. Many aspects of this decision (such as its impact on charter (home rule) cities, and whether it will have retroactive effect) remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments.
APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges, or other fees to the extent that such proceeds exceed the cost of providing the product or service; but " proceeds of taxes" for local governments exclude most State subventions. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters; (2) appropriations arising from certain emergencies declared by the Governor;
(3) appropriations for certain capital outlay projects; and (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. For the 1990-91 fiscal year, each unit of government has recalculated its appropriations limit by taking the actual 1986-87 limit and applying the Proposition 111 annual adjustments forward to 1990-91. This was expected to raise the limit in most cases.
Under Proposition 111, "excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school and community college districts (collectively, K-14 districts) and the other 50% is to be refunded to taxpayers.
In the years immediately following enactment, very few California governmental entities operated near their appropriations limit. In the mid-to-late 1980's, many entities were at or approaching their limit, and several successfully obtained voter approval for four-year waivers of the limit. Since Proposition 111, the appropriations limit has again ceased to be a practical limit on California governments, but this condition may change in the future. During FY 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. The 1996-97 Governor's Budget proposal estimates State appropriations will be more than $6.4 billion under the limit for FY 1995-96 and over $9.2 billion under the limit for FY 1996-97.
   OBLIGATIONS OF THE STATE OF CALIFORNIA
As of December 31, 1995, the State had approximately $18.3 billion of general obligation bonds outstanding, and $2.9 billion remained authorized but unissued. In addition, at June 30, 1995, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $5.6 billion. State voters will have $5.0 billion of new bond authorizations on the March 26, 1996 ballot, and additional bonds may be placed on the November 5, 1996 ballot. Of the State's outstanding general obligation debt, approximately 21% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). In FY 1994-95, debt service on general obligation bonds and lease-purchase debt was approximately 5.3% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due. ECONOMY
The State's economy is the largest among the 50 states and one of the largest in the world. The State's population grew by 27% in the 1980s and, at over 32 million, it now represents over 12% of the total U.S. population. Total personal income in the State, at an estimated $703 billion in 1994, accounts for more than 12% of all personal income in the nation. Total employment in 1994 was over 14 million, the majority of which is in the service, trade, and manufacturing sectors.
From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred since the start of 1994; pre-recession job levels are expected to be reached in 1996. Unemployment, while higher than the national average, came down significantly from the January 1994 peak of 10%. Economic indicators show a steady recovery underway in California since the start of 1994, although the residential housing sector has been weaker than in previous recoveries. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.
RECENT STATE FINANCIAL RESULTS
The principal sources of State General Fund revenues in 1994-95 were the California personal income tax (43% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on
insurance (3%). The State maintains a     Special Fund for Economic
Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. In recent years (but not in the past three years, as the recession has cut revenues), the State has budgeted to maintain the SFEU at around 3% of General Fund expenditures.
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a 2/3 vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).
Since the start of FY1990-91, the State faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years; in particular, it is anticipated that there will be a need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.
   RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93 the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in FY 1990-91 and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:
(medium solid bullet) significant cuts in health and welfare program expenditures;
(medium solid bullet) transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;
(medium solid bullet) transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;
(medium solid bullet) reduction in growth of support for higher education programs, coupled with increases in student fees;
(medium solid bullet) revenue increases (particularly in the FY 1991-92 budget), most of which were for a short duration;
(medium solid bullet) increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and
(medium solid bullet) various one-time adjustment and accounting changes. Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of FY 1993-94, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit past the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.
The combination of stringent budget actions cutting State expenditures and the turnaround of the economy by late 1993 finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and FY 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995. The 1996-97 Governor's Budget projects complete elimination of the deficit by June 30, 1996.
A consequence of the accumulated budget deficits in the early 1990s, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for FY 1992-93 by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants (IOUs) over a 2-month period to pay a variety of obligations representing prior years' (or continuing) appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.
The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) often needed to pay previously-maturing notes or warrants, were issued in the period from June 1992 to July 1994. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of the fiscal year.
The State issued $7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of its accumulated deficit to FY 1995-96. In order to assure repayment of $4.0 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the Trigger Law) which would lead to automatic, across-the-board budget cuts in General Fund expenditures if cash flow projections made at certain times deteriorated from estimates made in July 1994 when the borrowings were made. The State's cash position remained favorable enough during FY 1994-95 that the State Controller determined that no automatic budget cuts were needed in that year.
CURRENT BUDGET. For the first time in four years, the State entered FY 1995-96 with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased cut in personal income and business taxes, was rejected by the Legislature.
The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior years. Expenditures were budgeted at $43.4 billion, a 4% increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of less than $30 million in the SFEU at June 30, 1996.
The Department of Finance projected cash flow borrowings in FY 1995-96 would be the smallest in many years, comprising about $2 billion of notes to be issued in April 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department saw no further need for borrowing over the end of the fiscal year. The Department projected that available internal cash resources to pay State obligations would be about $1.9 billion at June 30, 1996. On October 15, 1995, the State Controller, in the last step in the Trigger Law process, reported that projected cash resources in the General Fund during FY 1995-96 would be large enough to again avoid the need for any automatic budget cuts. However, the Controller estimated that the State's cash position on June 30, 1996 would be about $500 million less than estimated by the Department of Finance.
The principal features of the 1995-96 Budget Act, in addition to those noted above, were additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed further federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.
The Governor's Proposed Budget for FY 1996-97 (the Governor's Budget), released on January 10, 1996, updated financial projections for the current year. With the improved economic conditions, the Department of Finance projects $45.0 billion of General Fund revenues, and expenditures are projected to increase to $44.2 billion for FY 1995-96. The net results are projected to leave a budget reserve in the SFEU of about $40 million at June 30, 1996, thus finally repaying the accumulated deficits of the recession years.
The Governor's Budget proposes General Fund spending in 1996-97 of $45.2 billion, with revenues of $45.6 billion, leaving a budget reserve in the SFEU of about $400 million. The Governor has again proposed a three-year phased 15% reduction of personal income and corporate tax rates. The Governor"s Budget also assumes implementation of certain previously-approved cuts in health and welfare costs, adoption of further cuts in welfare payments, and receipt of new federal aid for illegal immigrant costs. The Governor's Budget proposes increased expenditures for K-12 school aid, higher education, and corrections. The Governor's Budget projects annual cash flow borrowing of about $3.2 billion.
The State's financial difficulties for the past budget years and other factors noted above will result in continued pressure upon almost all local governments, especially those which depend on State aid, such as school districts and counties. While recent budgets included both permanent tax increases and actions to reduce costs of state government over the longer term, the Governor and other analysts have noted that structural imbalances still exist, and there can be no assurance that the State will not face budget gaps in the future.
State general obligation bonds are currently rated "A1" by Moody's, "A" by Fitch Investors Service, Inc., and "A" by S&P. There can be no assurance that such ratings will be maintained in the future. All three of these ratings were reduced from "AAA" levels since late 1991.
OBLIGATIONS OF OTHER CALIFORNIA ISSUERS
STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the State's Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund totaled approximately $29.1 billion in FY 1993-94 (about 70% of General Fund expenditures) and has been budgeted at $30.5 billion for FY 1994-95, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.8 billion of property tax revenues to school districts, representing reversal of the post-Proposition 13 "bailout" aid.
To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the
county.    Other counties have also indicated that their budgetary
condition is extremely grave. At the start of FY 1995-96, Los Angeles County (L.A. County), the largest county in the State, faced a nominal $1.2 billion gap in its $12 billion budget, half of which was in the L.A. County health care system. The gaps were closed only with significant cuts in services and personnel, particularly in the health care system, federal aid, and transfer of some funds from other local governments to the L.A. County pursuant to special legislation. L.A. County's debt was downgraded by Moody's and S&P in the summer of 1995. A school district (Richmond Unified) filed for protection under bankruptcy laws several years ago, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.
ORANGE COUNTY. On December 6, 1994, Orange County, California (Orange County), together with its pooled investment funds (the Pools) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most but not all located in Orange County, were also depositors in the Pools. Orange County estimated the Pools' losses at approximately $1.7 billion, or 22% of its initial deposits of approximately $7.5 billion. Many of the entities which kept money in the Pools (Pool participants), including Orange County, faced cash flow difficulties, suffered ratings adjustments, and implemented cuts in personnel and programs. Some obligations of Orange County and certain other Pool participants had technical defaults, or were rescheduled. The Bankruptcy Court has approved a settlement agreement between Orange County and most of the other Pool participants which provided about 80% (90% in the case of school districts) return of cash invested, with the balance to be repaid over time, including from potential recoveries in lawsuits. Orange County has implemented a financial recovery plan which includes significant personnel cuts, and refinancing of current debts using new funds transferred to Orange County from certain other local governments pursuant to special legislation adopted in late 1995.
The State has no obligation with respect to any obligations or securities of Orange County or any of the other Pool participants. However, the State may be obligated to intervene to ensure that school districts have sufficient funds to operate, or to maintain certain Orange County-administered State programs. As of January 1, 1996, no school districts which were Pool participants had become insolvent.
ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.
CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain State long-term lease obligations, though typically payable from the General Fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.
Several years ago the Richmond Unified School District (District) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court upheld the validity of the District's lease, and the case has been settled. However, any future judgment in a similar case against the position taken by the Trustee may have implications for lease transactions of a similar nature by other State entities.
OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by State redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on State tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
Proposition 87, approved by State voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
Substantially all of the State is within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds
within their respective budget limitation   s.
B    ecause of the complex nature of Articles XIIIA and XIIIB of the
California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB, or the outcome of any pending litigation with respect to those provisions on State obligations held by the fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the State Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.
   SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but it is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1994, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance in fiscal 1994.
Since fiscal 1985, personal income, both aggregate and per capita, have increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross product of 2.7% over fiscal 1995 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors, including the state of the U.S. economy, the exchange rate for the U.S. dollar, increases in exports and visitors to the Commonwealth, the price stability of oil imports, the level of federal transfers, and the cost of borrowing. Due to uncertainties with respect to these factors, there is no assurance that the economy of Puerto Rico will continue to grow.
Puerto Rico's economy continued to expand throughout the five year period from fiscal 1990 through fiscal 1994. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors in the continued expansion included Commonwealth-sponsored economic development programs, stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during that period.
Puerto Rico has made marked improvements in fighting unemployment. Nonetheless, although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone of Puerto Rico's economy and accounted for $16.3 billion or 41.5% of gross domestic product in fiscal 1994. However, manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second in its contribution to gross domestic product and is the economic sector that employs the greatest number of people. In fiscal 1994, the service sector generated $15 billion in gross domestic product and employed over 478,000 people. The government sector of the Commonwealth also plays an important role in the economy of the island. In fiscal 1994, the government accounted for $4.1 billion of Puerto Rico's gross domestic product and provided 22.2% of total employment. Tourism also contributed significantly to the island economy and total visitor expenditures amounted to $1.8 billion in fiscal 1995.
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended (Section 936), and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria and elect its application a credit (the Section 936 credit) against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico (active business income) or from the sale or exchange of substantially all of the assets used in the active conduct of such trade or business and
(ii) qualified possession source investment income. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
Pursuant to amendments to the Internal Revenue Code (the Code) for taxable years commencing after 1993, two alternative limitations apply to the
Section 936 credit against active business income and sale of assets income, as previously described. The first option limits the credit against such income to 40% of the credit allowable previous to the amendments of 1993, with a five-year phase-in period starting at 60% of the current allowable credit (the Percentage Limitation). The second option limits the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions, and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate (the Economic Activity Limitation).
On November 17, 1995, the U.S. Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase-out of the current
Section 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operations in Puerto Rico and for existing companies that add a substantial new line of business. The Section 936 credit based on the Economic Activity Limitation will continue as under current law without change until tax years beginning in 2002, during which years a corporation's possession business income will be subject to a cap based on its possession income for an average adjusted base period. The credit based on the Percentage Limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the Percentage Limitation will be 40%, but the possession business income will be subject to a cap based on a corporation's possession income for an average adjusted base period. The
Section 936 credit is eliminated entirely for taxable years beginning in 2006. However, the credit granted to qualified possession source investment income is eliminated for taxable years beginning after December 31, 1995. President Clinton vetoed the legislation submitted by the U.S. Congress on December 7, 1995. The Administration has proposed a modification to the
Section 936 credit that would phase out the credit based on the Percentage Limitation over a five year period beginning in 1997, retain the credit based upon the Economic Activity Limitation under current law, allow a five-year carry forward of excess Section 936 credit based upon the Economic Activity Limitation, and retain the Section 936 credit granted to qualified possession source investment income under current law.
The Governor of Puerto Rico has proposed to the U.S. Congress a modification of the total elimination of the Section 936 credit by offering qualifying companies the option of the existing Section 936 credit, as amended by the U.S. House of Representatives proposal, or a new incentive program, to be available throughout the United States, including Puerto Rico. The proposal would provide such companies a credit based on qualifying wages paid, other wage-related expenses such as fringe benefits, depreciation expenses for certain tangible assets, research and development expenses, and passive investment income from qualifying investments in the subject jurisdiction, so long as the company's employees are in an "economically developing" jurisdiction in which prevailing per capita income is substantially below the national average, among other things. The credit granted to qualifying companies would continue in effect until the jurisdiction shows, among other things, substantial economic improvement in terms of the specified economic parameters. The Governor's proposal is not currently included in either the legislation adopted by the U.S. Congress on November 17, 1995 or in the Administration's proposal. It is not possible at this time to determine the final legislative changes that may be made to Section 936 or the effect that this will have on the long-term outlook for the economy of Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled Management Contracts), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, for equity funds, arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations), in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff (for equity funds), and is based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted into an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Mid Cap, Large Cap, and Income & Growth toward payment of that fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended 1994 and 1995, respectively, each fund's portfolio turnover rates are shown in the chart below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate may be due to a greater volume of shareholder purchase or redemption orders, short-term interest rate volatility and other special market conditions.

   FUND                                         FISCAL PERIOD ENDED          1994             1995

   Overseas                                     October 31                    34%              47%

   Large Cap                                    November 30                  n/a               100%*

   Equity Growth                                November 30                   137%             97%

   Global Resources                             October 31                    125%             161%

   Growth Opportunities                         October 31                    43%              39%

   Strategic Opportunities                      December 31+                  228%**           142%

   Mid Cap                                      November 30                  n/a               200%*

   Equity Income                                November 30                   140%             80%

   Income & Growth                              October 31                    202%             297%

   Emerging Markets Income                      December 31                   354%**           305%

   High Yield                                   October 31                    118%             112%

   Strategic Income                             December 31                   104%**           193%

   Government Investment                        October 31                    313%             261%

   Intermediate Bond                            November 30                   68%              189%

   Short Fixed-Income                           October 31                    108%             179%

   High Income Municipal                        October 31                    38%              37%

   Intermediate Municipal Income                November 30                   53%              53%

   Short-Intermediate Municipal Income          November 30                   111%**           80%

   California Municipal Income                  October 31                   n/a               100%*

   New York Municipal Income                    October 31                   n/a               100%*


   * Estimated 1996 turnover rate
** Annualized
+ As of November 9, 1994, the fiscal year end for Strategic Opportunities changed from September 30 to December 31.
The following tables show the brokerage commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, and Income & Growth, Emerging Markets Income, High Yield, and Strategic Income. The first table shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid to FBSI and FBS (formerly FBSL) for the past three fiscal years. The second table shows the percentage of aggregate brokerage commissions paid to and the percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions effected through FBSI and FBS for the fiscal year ended 1995. The third table shows amount of brokerage commissions paid to firms providing research and the approximate dollar amount of the transactions on which brokerage commissions were paid for the fiscal year ended 1995. Each of these funds pays both commissions and spreads in connection with the placement of portfolio transactions; FBSI and FBS are paid on a commission basis. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI. The other funds paid no brokerage commissions for the fiscal years ended 1993 through 1995.

                                    FISCAL PERIOD
          TOTAL
                TO FBSI              TO FBS
                                    ENDED                   AMOUNT PAID

   OVERSEAS                         October 31

   1995                                                      $ 1,420,464           $ 5,926              $ 142,450

   1994                                                       1,601,660             685                  0

   1993                                                       500,186               800                  0

   EQUITY GROWTH                    November 30

   1995                                                       2,185,589             862,434              2,034

   1994                                                       2,086,370             729,903              0

   1993                                                       915,767               362,158              0

   GLOBAL RESOURCES                 October 31

   1995                                                       947,646               243,517              0

   1994                                                       630,752               195,272              0

   1993                                                       147,017               41,286               0

   GROWTH OPPORTUNITIES             October 31

   1995                                                       6,189,975             1,793,388            9,682

   1994                                                       3,589,080             1,368,574            0

   1993                                                       2,583,165             899,767              0

   STRATEGIC OPPORTUNITIES          December 31

   1995                                                       1,138,485             217,580              0

   10/1/94-12/31/94                                           403,617               70,465               96

   10/1/93-9/30/94                                            1,166,854             151,233              0

   1993                                                       1,068,788             103,206              0

   EQUITY INCOME                    November 30

   1995                                                       1,410,440             549,549              7,528

   1994                                                       827,499               290,182              0

   1993                                                       557,493               126,832              0

   INCOME & GROWTH                  October 31

   1995                                                       8,952,888             2,249,157            122,777

   1994                                                       7,338,038             1,104,577            0

   1993                                                       2,998,137             796,821              0

   HIGH YIELD                       October 31

   1995                                                       123,145               3,958                0

   1994                                                       0                     0                    0

   1993                                                       0                     0                    0

   EMERGING MARKETS INCOME          December 31

   1995                                                       11,820                0                    0

   1994                                                       0                     0                    0

   STRATEGIC INCOME                 December 31

   1995                                                       152                   0                    0

   1994                                                       0                     0                    0





                          FISCAL PERIOD          % OF                 % OF                      % OF                 % OF
                          ENDED 1995              COMMISSIONS         TRANSACTIONS            COMMISSIONS          TRANSACTIONS
                                                  PAID TO FBSI        EFFECTED THROUGH          PAID TO FBS           EFFECTED


   FBSI                                             FBS

   OVERSEAS               October 31               0.42%                 1.27%                      10.03%            12.77%

   EQUITY GROWTH           November 30              39.46%                49.20%                     0.09%             0.04%

   GLOBAL RESOURCES        October 31               25.70%                40.78%                     0%                    0%

   GROWTH
OPPORTUNITIES              October 31               28.97%                42.88%                     0.16%             0.09%

   STRATEGIC
OPPORTUNITIES              December 31              19.11%                28.36%                     0%                    0%

   EQUITY INCOME           November 30              38.96%                51.92%                     0.53%             0.23%

   INCOME & GROWTH         October 31               25.12%                36.76%                     1.37%                 1.20%

   EMERGING MARKETS
INCOME                     December 31              0%                    0%                         0%                    0%

   STRATEGIC INCOME        December 31              0%                    0%                         0%                    0%

   HIGH YIELD              October 31               3.21%                 7.48%                      0%                    0%



                                    FISCAL PERIOD          AMOUNT PAID TO FIRMS           TOTAL AMOUNT OF
                                    ENDED 1995              PROVIDING RESEARCH*            TRANSACTIONS ON WHICH
                                                                                           COMMISSIONS WERE PAID

   OVERSEAS                         October 31               $ 1,236,730                    $ 473,866,633

   EQUITY GROWTH                    November 30               2,074,723                      2,483,941,828

   GLOBAL RESOURCES                 October 31                899,748                        503,396,441

   GROWTH OPPORTUNITIES             October 31                5,830,623                      4,827,223,877

   STRATEGIC OPPORTUNITIES          December 31               746,302                        681,612,409

   EQUITY INCOME                    November 30               1,330,219                      1,395,245,290

   INCOME & GROWTH                  October 31                8,491,571                      5,171,123,405

   STRATEGIC INCOME                 December 31               87                             196,788

   HIGH YIELD                       October 31                115,795                        42,091,477

   EMERGING MARKETS INCOME          December 31               11,579                         2,138,461


   * The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company (FSC) normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV and, where applicable, offering price.
GROWTH AND GROWTH & INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
TAXABLE NON-GOVERNMENT AND INTERNATIONAL INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
TAXABLE GOVERNMENT INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MUNICIPAL FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
Each class of shares may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a class are computed by dividing the class's pro rata share of the applicable interest and dividend income, if any, for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) or offering price, as appropriate, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates, a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur. Tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal a class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a stated federal or combined federal and, if applicable, state tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and, where applicable, state income tax laws for 1996. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2.00% to 8.00%. Of course, no assurance can be given that a class will achieve any specific tax-exempt yield. While the municipal funds invest principally in obligations whose interest is exempt from federal or from federal and state income tax, other income received by the funds may be taxable.
EXPECTED 1996 TAX RATES AND TAX-EQUIVALENT YIELDS

                  If individual tax-exempt yield is:

                  2.00%                                3.00%   4.00%   5.00%   6.00%   7.00%   8.00%



Taxable Income*                  Federal
                                 Income
                                 Tax

Single Return     Joint Return   Bracket**   Then taxable equivalent yield is:





$ 0 -          $ 24,000    $ 0 -       $ 40,100   15.0%  2.35%  3.53%  4.71%   5.88%  7.06%        8.24%            9.41%

$ 24,001 -     $ 58,150    $ 40,101 -  $ 96,900   28.0%  2.78%  4.17%  5.56%   6.94%  8.33%        9.72%            11.11%

$ 58,151 -     $ 121,300   $ 96,901 -  $ 147,700  31.0%  2.90%  4.35%  5.80%   7.25%  8.70%        10.14%           11.59%

   $ 121,301 - $ 263,750   $ 147,701 - $ 263,750  36.0%  3.13%  4.69%  6.25%   7.81%  9.38%           10.94%           12.50%

   $ 236,751 -  +          $ 263,751 - +          39.6%  3.31%  4.97%  6.62%   8.28%  9.93%           11.59%           13.25%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
A federally tax-exempt fund may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
   NEW YORK MUNICIPAL INCOME ONLY
Use the first table to find your approximate effective tax bracket as a New York State resident with triple taxes (federal, state, and New York City) or double taxes (federal and state) for 1996.
1996 TAX RATES




   Taxable Income*                                            Marginal Tax Rate

   Single Return           Joint Return         Marginal            New York    New York    Combined            Combined
                                                  Federal             State        City        New York         New York
                                                  Income                                       State and        State, City
                                                  Tax                                          Federal          and Federal
                                                  Bracket                                      Effective        Tax
                                                                                               Tax              Bracket**
                                                                                               Bracket**






   $ 0 -      $ 24,000    $ 0 -       $ 40,100     15.0%           0%               0%               15.00%           15.00%

   $ 24,001 - $ 25,000    $ 40,101 -  $ 45,000     28.0%           7.125%           4.389%           33.13%           36.29%

   $ 25,001 - $ 58,150    $ 45,001 -  $ 96,900     28.0%           7.125%           4.400%           33.13%           36.30%

   $ 58,151 - $ 60,000    $ 96,901 -  $ 108,000    31.0%           7.125%           4.400%           35.92%           38.95%

   $ 60,001 - $ 121,300   $ 108,001 - $ 147,700    31.0%           7.125%           4.457%           35.92%         38.99%

   $ 121,301 - $ 263,750  $ 147,701 - $ 263,750    36.0%           7.125%           4.457%           40.56%           43.41%

   $ 263,751 - +          $ 263,751 - +            36.6%           7.125%           4.457%           43.90%           46.60%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield. NEW YORK CITY RESIDENTS - TRIPLE TAXES - 1996



             If your effective combined federal, state, and New York City personal income tax rate in 1996 is:

             15.00%          36.29%          36.30%          38.95%          38.99%          43.41%          46.60%





   To match these          Your taxable investment would have to earn the following yield:
   tax-free yields:



   2%            2.35%            3.14%            3.14%            3.28%            3.28%            3.53%            3.75%

   3%            3.53%            4.71%            4.71%            4.91%            4.92%            5.30%            5.62%

   4%            4.71%            6.28%            6.28%            6.55%            6.56%            7.07%            7.49%

   5%            5.88%            7.85%            7.85%            8.19%            8.20%            8.84%            9.36%

   6%            7.06%            9.42%            9.42%            9.83%            9.83%            10.60%           11.24%

   7%            8.24%            10.99%           10.99%           11.47%           11.47%           12.37%           13.11%

   8%            9.41%            12.56%           12.56%           13.10%           13.11%           14.14%           14.98%

   9%            10.59%           14.13%           14.13%           14.74%           14.75%           15.90%           16.85%

   10%           11.76%           15.70%           15.70%           16.38%           16.39%           17.67%           18.73%

   11%           12.94%           17.27%           17.27%           18.02%           18.03%           19.44%           20.60%


   NEW YORK STATE RESIDENTS (OUTSIDE NYC) - DOUBLE TAXES - 1996



             If your effective combined federal and state personal income tax rate in 1996 is:

             15.00%                 33.13%          33.13%          35.92%          35.92%          40.56%          43.90%





   To match these            Your taxable investment would have to earn the following yield:
   tax-free yields:



   2%            2.35%            2.99%            2.99%            3.12%            3.12%            3.36%            3.57%

   3%            3.53%            4.49%            4.49%            4.68%            4.68%            5.05%            5.35%

   4%            4.71%            5.98%            5.98%            6.24%            6.24%            6.73%            7.13%

   5%            5.88%            7.48%            7.48%            7.80%            7.80%            8.41%            8.91%

   6%            7.06%            8.97%            8.97%            9.36%            9.36%            10.09%           10.70%

   7%            8.24%            10.47%           10.47%           10.92%           10.92%           11.78%           12.48%

   8%            9.41%            11.96%           11.96%           12.48%           12.48%           13.46%           14.26%

   9%            10.59%           13.46%           13.46%           14.04%           14.04%           15.14%           16.04%

   10%           11.76%           14.95%           14.95%           15.61%           15.61%           16.82%           17.83%

   11%           12.94%           16.45%           16.45%           17.17%           17.17%           18.51%           19.61%


   The fund may invest a portion of its assets in obligations that are subject to city, state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
CALIFORNIA MUNICIPAL INCOME ONLY
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1996.
1996 TAX RATES AND TAX-EQUIVALENT YIELDS



   Taxable Income*                                       Federal Income          State                  Combined California
                                                                                                        and Federal Effective

   Single Return                  Joint Return           Tax Bracket             Marginal Rate          Tax Bracket**



   $ 0  -                $ 4,831            $ 0  -                $ 9,662             15.0%           1.0%            15.85%

   $ 4,832  -            $ 11,449           $ 9,663  -            $ 22,898            15.0%           2.0%            16.70%

   $ 11,450  -           $ 18,068           $ 22,899  -           $ 36,136            15.0%           4.0%            18.40%

   $ 18,069  -           $ 24,000           $ 36,137  -           $ 40,100            15.0%           6.0%            20.10%

   $ 24,001  -           $ 25,083           $ 40,101  -           $ 50,166            28.0%           6.0%            32.32%

   $ 25,084  -           $ 31,700           $ 50,167  -           $ 63,400            28.0%           8.0%            33.76%

   $ 31,701  -           $ 58,150           $ 63,401  -           $ 96,900            28.0%           9.3%            34.70%

   $ 58,151  -           $ 109,936          $ 96,901  -           $ 147,700           31.0%           9.3%            37.42%

   $ 109,937  -          $ 121,300                                                    31.0%           10.0%           37.90%

                                            $ 147,701  -          $ 219,872           36.0%           9.3%            41.95%

   $ 121,301  -          $ 219,872          $ 219,873  -          $ 263,750           36.0%           10.0%           42.40%

   $ 219,873  -          $ 263,750                                                    36.0%           11.0%           43.04%

                                             $263,751  -          $ 439,744           39.6%           10.0%           45.64%

   $263,751  -           +                  $ 439,745  -          +                   39.6%           11.0%           46.24%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



             If your effective combined federal and state personal tax rate in 1996 is:

     15.85%  16.70%  18.40%  20.10%   32.32%   33.76%   34.70%   37.42%   37.90%   41.95%   42.40%   43.04%   45.64%   46.24%





   To match           Your taxable investment would have to earn the following yield:
   these
   tax-free
   yields:





   2%     2.38%  2.40%  2.45%  2.50%  2.96%  3.02%  3.06%  3.20%  3.22%  3.45%  3.47%    3.51%     3.68%            3.72%

   3%     3.57%  3.60%  3.68%  3.75%  4.43%  4.53%  4.59%  4.79%  4.83%  5.17%  5.21%    5.27%     5.52%            5.58%

   4%     4.75%  4.80%  4.90%  5.01%  5.91%  6.04%  6.13%  6.39%  6.44%  6.89%  6.94%    7.02%     7.36%            7.44%

   5%     5.94%  6.00%  6.13%  6.26%  7.39%  7.55%  7.66%  7.99%  8.05%  8.61%  8.68%    8.78%     9.20%            9.30%

   6%     7.13%  7.20%  7.35%  7.51%  8.87%  9.06%  9.19%  9.59%  9.66%  10.34% 10.42%   10.53%    11.04%           11.16%

   7%     8.32%  8.40%  8.58%  8.76%  10.34% 10.57% 10.72% 11.19% 11.27% 12.06% 12.15%   12.29%    12.88%           13.02%

   8%     9.51%  9.60%  9.80%  10.01% 11.82% 12.08% 12.25% 12.78% 12.88% 13.78% 13.89%   14.04%    14.72%           14.88%

   9%    10.70%  10.80% 11.03% 11.26% 13.30% 13.59% 13.78% 14.38% 14.49% 15.50% 15.63%   15.80%    16.56%           16.74%

   10%   11.88%  12.00% 12.25% 12.52% 14.78% 15.10% 15.31% 15.98% 16.10% 17.23% 17.36%   17.56%    18.40%           18.60%

   11%   13.07%  13.21% 13.48% 13.77% 16.25% 16.61% 16.85% 17.58% 17.71% 18.95% 19.10%   19.31%    20.24%           20.46%


   The California income tax rates are those in effect for 1995, which will be the same in 1996 except that California law requires that the brackets be adjusted annually for inflation using 100% of the California Consumer Price Index through June of the tax year. As of the date of this SAI, the California Franchise Tax Board had not published the 1996 inflation-adjusted tax brackets.
The fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining the class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a class's maximum sales charge into account. Excluding a sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of its return. Unless otherwise indicated, adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A growth or growth and income fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average.
   The 13-week and 39-week long-term moving averages are shown below:*
FUND          AS OF          13-WEEK          39-WEEK


   Global Resources - Class A                       10/27/95          $19.91          $18.52

   Global Resources - Class B                       10/27/95          19.89           18.52

   Global Resources - Institutional                 10/27/95          19.92           18.53

   Growth Opportunities - Class A                   10/27/95          30.47           28.28

   Growth Opportunities - Institutional             10/27/95          30.52           28.30

   Income & Growth - Class A                        10/27/95          15.37           14.90

   Income & Growth - Institutional                  10/27/95          15.39           14.89

   Overseas - Class A                               10/27/95          14.14           13.74

   Overseas - Class B                               10/27/95          14.14           13.74

   Overseas - Institutional                         10/27/95          14.18           13.75

   High Yield - Class A                             10/27/95          11.69           11.22

   High Yield - Class B                             10/27/95          11.69           11.23

   High Yield - Institutional                       10/27/95          11.57           11.12

   Equity Growth - Class A                          11/24/95          39.19           35.51

   Equity Growth - Institutional                    11/24/95          39.69           35.91

   Equity Income - Class A                          11/24/95          19.37           18.20

   Equity Income - Class B                          11/24/95          19.33           18.18

   Equity Income - Institutional                    11/24/95          19.49           18.28

   Strategic Opportunities - Class A                12/29/95          24.01           22.32

   Strategic Opportunities - Class B                12/29/95          23.71           22.07

   Strategic Opportunities - Institutional          12/29/95          23.92           22.20

   Strategic Opportunities - Initial                12/29/95          24.21           22.47

   Emerging Market Income - Class A                 12/29/95          8.65            8.18

   Emerging Market Income - Class B                 12/29/95          8.68            8.22

   Emerging Market Income - Institutional           12/29/95          8.65            8.17

   Strategic Income - Class A                       12/29/95          10.72           10.35

   Strategic Income - Class B                       12/29/95          10.74           10.38

   Strategic Income - Institutional                 12/29/95          10.74           10.36


   * Moving averages are shown for those classes that had commenced operations prior to February 26, 1996 (the date of this SAI).
The following tables and charts show performance for each class of shares of each fund. Class A shares have a maximum front-end sales charge of 3.50% for Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, and Income & Growth (the Equity Funds); 3.50% for Emerging Markets Income, High Yield, Strategic Income, Government Investment, New York Municipal Income, and High Income Municipal (the Bond Funds); 2.75% for Intermediate Bond and Intermediate Municipal Income (the Intermediate Bond Funds); and 1.50% for Short Fixed-Income and Short-Intermediate Municipal Income (the Short Bond Funds). Class A shares are also subject to a 12b-1 fee of 0.50% (the Equity Funds), 0.25% (the Bond Funds and the Intermediate Bond Funds), and 0.15% (the Short-Term Bond Funds). Class B shares have contingent deferred sales charges (CDSC) upon redemption: maximum CDSC is 4.00% for all funds except the Intermediate Bond Funds, which have a maximum CDSC of 3.00%. Class B shares are also subject to a 12b-1 fee of 0.75% (the Equity Funds) or 0.65% (the Bonds Funds and the Intermediate Bond Funds), as well as a 0.25% shareholder services fee. Institutional Class shares do not have a sales charge or a 12b-1 fee.
HISTORICAL BOND FUND RESULTS. The following tables show yields, tax-equivalent yields (for municipal funds), and total returns for each class of each bond fund for the fiscal year ended 1995 for those bond funds that had commenced operations as of February 26, 1996, the date of this SAI. The tax-equivalent yield is based on a 36% federal income tax rate. Note that each municipal fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                 Average Annual Total          Cumulative Total
                                 Returns1                       Returns1





                         Fiscal   Yield2   Tax        One      Five    Ten        One      Five      Ten
                         Period            Equivalen  Year     Years   Years/     Year     Years     Years/
                         Ended             t Yield2                    Life of                      Life of
                                                                         Fund+                       Fund+

    Emerging
Markets               12/31       9.86%    N/A        3.24%    N/A    3.15%      3.24%    N/A        5.79%
 Income - Class A

 Emerging
Markets                           9.45%       N/A      2.47%   N/A     3.09%   2.47%      N/A      5.67%
 Income - Class B

 Emerging
Markets                            N/A        N/A     7.11%    N/A     5.27%   7.11%      N/A      9.76%
 Income - Institutional

 High Yield -
Class A               10/31       8.15%     N/A       11.03%  18.52    13.39%  11.03%   133.86%   203.26%
                                                              %

 High Yield -
Class B                          7.78%     N/A        10.12%  18.96    13.68%  10.12%   138.20%   210.19%
                                                              %

 High Yield -
Institutional                    N/A        N/A       14.50%  19.25    13.79%  14.50%   141.19%   212.76%
                                                              %

 Strategic Income -
Class A               12/31    7.40%       N/A        17.75%   N/A     15.16%  17.75%   N/A       17.96%

 Strategic Income -
Class B                         6.85%     N/A         17.35%   N/A     15.43%  17.35%   N/A       18.28%

 Strategic Income -
Institutional                  N/A        N/A         22.41%     N/A    19.04% 22.41%     N/A     22.62%

 Government Investment -
Class A              10/31     5.13%     N/A          10.89%    7.63%   6.93% 10.89%    44.47%   80.56%

 Government Investment -
Class B                        4.54%     N/A          10.19%    8.03%   7.23% 10.19%    47.14%   85.15%

 Government Investment -        N/A      N/A          15.03%    8.43%   7.37%  15.03%   49.85%    87.30%
 Institutional

 Intermediate Bond -
Class A              11/30     4.89%     N/A            8.36%  8.01%    8.55%  8.36%    47.00%    127.23%

 Intermediate Bond -
Class B                        4.25%     N/A            7.62%  8.35%    8.73%  7.62%    49.34%   130.84%

 Intermediate Bond -
Institutional                  5.34%     N/A            11.73% 8.91%    9.01%  11.73%   53.25%   136.88%

 Short Fixed Income -
Class A              10/31     5.21%     N/A            4.46%  6.91%    7.16%   4.46%   39.65%  75.49%

 Short Fixed Income -          N/A        N/A           6.10%  7.24%    7.37%   6.10%   41.85%  78.25%
 Institutional

 High Income Municipal -
Class A              10/31    5.46%      8.53%         8.56%   8.05%   9.22%    8.56%  47.30%   104.81%

 High Income Municipal -
Class B                       4.97%      7.77%         7.57%   8.40%  9.52%     7.57%  49.66%   109.48%

 High Income Municipal -       N/A        N/A          12.59%  8.84%  9.71%     12.59%  52.76%    112.40%
 Institutional

 Intermediate
Municipal           11/30    3.92%      6.13%         12.31%   6.08%  6.76%     12.31%  34.34%   92.42%
 Income - Class A

 Intermediate
Municipal                    3.22%      5.03%         11.60%   6.43%  6.94%     11.60%  36.54%   95.57%
 Income - Class B

 Intermediate Municipal      4.30%      6.72%         15.44%   6.81%  7.13%     15.44%  39.01%   99.11%
 Income - Institutional

 Short Intermediate 11/30   3.52%      5.50%         7.74%      N/A    4.62%    7.74%   N/A       8.03%
 Municipal Income - Class A

 Short Intermediate          N/A        N/A          9.34%      N/A    5.53%    9.34%    N/A      9.64%
 Municipal Income - Institutional

 New York Municipal 10/31    N/A        N/A           N/A       N/A     N/A      N/A     N/A       1.18%
 Income - Class A

 New York Municipal          N/A        N/A           N/A         N/A   N/A      N/A     N/A       0.65%
 Income - Class B

 New York Municipal          N/A        N/A           N/A         N/A   N/A      N/A     N/A       4.96%
 Income - Institutional


   + Life of fund figures are from commencement of operations March 10, 1994 for Emerging Markets Income; January 5, 1987 for High Yield; January 7, 1987 for Government Investment; October 31, 1994 for Strategic Income; September 16, 1987 for Short-Fixed Income and High Income Municipal; March 16, 1994 for Short-Intermediate Municipal Income; and August 21, 1995 for New York Municipal Income) through each fund's 1995 fiscal year end.
1 Average annual and cumulative total returns for Class A shares include the effect of paying Class A's maximum applicable front-end sales charge of 3.50% for Equity Funds and Bond Funds; 2.75% for the Intermediate Bond Funds; 1.50% for the Short Bond Funds. Average annual and cumulative total returns for Class B shares include the effect of paying Class B's applicable CDSC upon redemption based on the following schedule: For the Equity Funds and the Bond Funds - one year or less, 4%; greater than one year to three years, 3%; greater than three years to four years, 2%; greater than four years to five years, 1%; greater than five years, 0%, for the Intermediate Bond Funds - one year or less, 3%; greater than one year to two years, 2%; greater than two years to three years, 1%; greater than three years, 0%. Returns prior to July 3, 1995 for Institutional Class shares of all funds except Intermediate Bond, Intermediate Municipal Income, and New York Municipal Income are those of each fund's Class A shares and include the then-current Class A 12b-1 fees of either 0.25% for Emerging Markets Income, High Yield, Strategic Income, and Government Investment or 0.15% for Short-Fixed Income and Short-Intermediate Municipal Income. Class A returns prior to September 10, 1992 for Intermediate Bond and Intermediate Municipal Income are those of Institutional Class and do not reflect Class A's then-applicable 12b-1 fees of 0.25% (the Bond Funds and Intermediate Bond Funds). Class B returns prior to June 30, 1994 for all funds except Intermediate Bond, Intermediate Municipal Income, and New York Municipal Income are those of Class A shares and include the applicable Class A 12b-1 fees discussed above. Class B returns from each fund's commencement of operations up to September 10, 1992 for Intermediate Bond and Intermediate Municipal Income reflect the returns of Institutional Class, which does not have a 12b-1 fee.
2 Yields and tax-equivalent yields shown for Class A shares include the effect of the applicable Class A front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class B shares include the effect of the applicable Class B 12b-1 fee, but not the CDSC.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the yields and total returns for those periods for Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income would have been lower. The table below shows what the classes yields and tax-equivalent yields (if applicable) would have been if the class had not been in reimbursement.

                                                Class A                               Class B

   Fund                                         Yield*           Tax-
                Yield*           Tax-Equiva
                                                                 Equivalent                            lent Yield*
                                                                 Yield*

   Emerging Markets Income                      9.78%            N/A                  9.38%            N/A

   Intermediate Bond                            N/A              N/A                  4.24%            N/A

   Government Investment                        5.12%            N/A                  N/A              N/A

   Short-Intermediate Municipal Income          3.46%            5.41%                N/A              N/A


   * See footnote 2 above.
HISTORICAL EQUITY FUND RESULTS. The following table shows the total returns for 1995 fiscal periods ended as indicated, for those classes that had commenced operations as of February 26, 1996, the date of this SAI.
                    Average Annual Total
          Cumulative Total

                       Returns1                       Returns1




                                    Fiscal       One         Five       Ten                One          Five        Ten
                                    Period       Year        Years      Years/Life         Year         Years       Years/Life
                                    Ended                               of Fund+                                    of Fund+



 Overseas - Class A                 10/31        (3.74)%      7.99%       6.31%            (3.74)%      46.83%       40.22%

 Overseas - Class B                              (4.21)%      8.61%       6.99%            (4.21)%      51.16%       45.31%

 Overseas - Institutional                         0.11%        8.84%       7.06%            0.11%        52.70%       45.83%

 Equity Growth - Class A            11/30        36.17%       24.51%      19.55%           36.17%       199.19%      496.35%

 Equity Growth - Institutional                   42.15%       26.02%      20.27%           42.15%       217.79%      533.43%

 Global Resources - Class A         10/31        7.50%        14.83%      14.60%           7.50%        99.63%       191.38%

 Global Resources - Class B                      7.28%        15.51%      15.11%           7.28%        105.66%      201.64%

 Global Resources -                             11.52%       15.67%      15.14%           11.52%       107.09%      202.26%
  Institutional

 Growth Opportunities - Class A    10/31        18.58%       24.29%      20.50%           18.58%       196.64%      341.17%

 Growth Opportunities -                         23.20%       25.25%      21.08%           23.20%       208.20%      358.35%
  Institutional

 Strategic Opportunities - Class A  12/31        33.32%       15.67%      14.08%           33.32%       107.07%      273.35%

 Strategic Opportunities - Class B               33.35%       16.24%      14.41%           33.35%       112.22%      284.43%

 Strategic Opportunities -                      38.60%       16.57%      14.52%           38.60%       115.27%      288.12%
  Institutional

 Equity Income - Class A            11/30        24.93%       18.96%      13.24%           24.93%       138.24%      246.59%

 Equity Income - Class B                         24.95%       19.60%      13.59%           24.95%       144.74%      257.49%

 Equity Income - Institutional                   30.43%       20.42%      13.93%           30.43%       153.21%      268.37%

 Income & Growth - Class A           10/31        4.08%        13.63%      11.10%           4.08%        89.40%       153.18%

 Income & Growth -                               8.77%        14.63%      11.66%           8.77%        97.93%       164.59%
  Institutional


   + Life of fund figures are from commencement of operations (April 23, 1990 for Overseas; December 29, 1987 for Global Resources; November 18, 1987 for Growth Opportunities; January 6, 1987 for Income & Growth) through each fund's 1995 fiscal year end.
1 Average annual and cumulative total returns for Class A shares include the effect of paying Class A's maximum applicable front-end sales charge of 3.50% for Equity Funds and Bond Funds; 2.75% for the Intermediate Bond Funds; 1.50% for the Short Bond Funds. Average annual and cumulative total returns for Class B shares include the effect of paying Class B's applicable CDSC upon redemption based on the following schedule: For the Equity Funds and the Bond Funds - one year or less, 4%; greater than one year to three years, 3%; greater than three years to four years, 2%; greater than four years to five years, 1%; greater than five years, 0%, for the Intermediate Bond Funds - one year or less, 3%; greater than one year to two years, 2%; greater than two years to three years, 1%; greater than three years, 0%. Returns prior to July 3, 1995 for Institutional Class shares of all funds except Equity Growth and Equity Income are those of each fund's Class A shares and include the then-current 12b-1 fee of 0.65%. Class A returns prior to September 10, 1992 for Equity Growth and Equity Income are those of the Institutional Class which does not have a 12b-1 fee. Class A returns prior to August 20, 1986 for Strategic Opportunities reflect those of Initial Class shares, the fund's original class which does not have a 12b-1 fee. Class B returns prior to June 30, 1994 for all funds except Overseas, Global Resources, Strategic Opportunities and Equity Income are those of Class A shares and include the applicable Class A 12b-1 fee. Class B returns from each fund's commencement of operations to September 10, 1992 for Equity Growth and Equity Income reflect the returns of the Institutional Class, which does not have a 12b-1 fee. Class B returns for Strategic Opportunities from August 20, 1986 through June 30, 1994 reflect the performance of Class A shares, including the then-applicable 0.65% 12b-1 fee and from December 31, 1983 through August 20, 1986 reflect the performance of Initial Class shares. Class B returns prior to July 3, 1995 for Overseas and Global Resources reflect Class A performance, including the then-applicable 0.65% 12b-1 fee.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the total returns for those periods for Overseas, Global Resources, Equity Income, and Growth Opportunities would have been lower.

DOMESTIC FUND RETURNS. The following tables show the income and capital elements of the cumulative total return for each class of each fund. The table compares each class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since bond funds invest in fixed-income securities, common stocks represent a different type of investment from those funds. Common stocks generally offer greater growth potential than bonds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the bond funds. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the classes' returns, do not include the effect of paying brokerage commissions or other costs of investing.
   The following charts show the growth of a hypothetical $10,000 investment in each class, assuming all distributions were reinvested and including the effect of each fund's Class A maximum front-end sales charge or Class B applicable CDSC. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today. Tax consequences of different investments have not been factored into the figures.
EQUITY GROWTH - CLASS A          INDICES




   Period Ended  Value of    Value of              Reinvested            Total          S&P          DJIA          Cost
   Nov. 30       Initial     Reinvested            Capital Gain          Value           500                         of
                 $10,000     Dividend              Distributions                                                      Living*
                 Investment  Distributions





   1995    $ 34,658    $ 1,668           $ 23,309           $ 59,635           $ 41,199           $ 47,557           $ 14,092

   1994     24,817      1,072             16,372             42,261             30,077             34,192             13,752

   1993     25,670      1,109             14,823             41,602             29,766             32,779             13,376

   1992     22,911      880               12,537             36,328             27,035             28,578             13,028

   1991     21,127      771               8,135              30,033             22,814             24,302             12,642

   1990     13,531      494               5,210              19,235             18,956             20,777             12,275

   1989     15,071      449               3,201              18,721             19,640             21,131             11,550

   1988     10,459      38                2,222              12,719             15,010             15,910             11,037

   1987     8,632       22                1,147              9,801              12,171             13,310             10,587

   1986     11,469      20                337                11,826             12,768             13,479             10,128


   * From month-end closest to initial investment date.
EQUITY GROWTH - INSTITUTIONAL CLASS          INDICES




   Period Ended  Value of    Value of          Reinvested        Total          S&P               DJIA               Cost
   Nov. 30       Initial        Reinvested  Capital Gain         Value          500                                   of
                 $10,000        Dividend       Distributions                                                         Living*
                 Investment  Distributions


   1995       $ 36,420       $ 2,443             $ 24,480         $ 63,343   $ 41,199           $ 47,557           $ 14,092

   1994         26,060        1,318               17,183           44,561    30,077             34,192             13,752

   1993         26,817        1,191               15,485           43,493    29,766             32,779             13,376

   1992         23,778        913                 13,012           37,703    27,035             28,578             13,028

   1991         21,894        799                 8,430            31,123    22,814             24,302             12,642

   1990         14,022        511                 5,399            19,932    18,956             20,777             12,275

   1989         15,618        465                 3,317            19,400    19,604             21,131             11,550

   1988         10,839        40                  2,302            13,181    15,010             15,910             11,037

   1987         8,945         23                  1,189            10,157    12,171             13,310             10,587

   1986         11,885        21                  349              12,255    12,768             13,479             10,128


   * From month-end closest to initial investment date.
GLOBAL RESOURCES - CLASS A          INDICES




    Period Ended   Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Oct. 31           Initial       Reinvested       Capital Gain     Value     500              of
                   $10,000       Dividend         Distributions                               Living**
                   Investment    Distributions


 1995       $ 18,576      $ 129      $ 10,433      $ 29,138      $ 30,328      $ 31,450      $ 13,319

 1994        16,945        117        9,093         26,155        23,986        25,207        12,955

 1993        16,974        118        8,065         25,157        23,093        23,104        12,626

 1992        13,394        93         4,349         17,836        20,090        19,672        12,288

 1991        13,616        95         3,121         16,832        18,268        18,172        11,906

 1990        11,870        82         2,133         14,085        13,683        13,970        11,568

 1989        12,159        0          1,082         13,241        14,791        14,557        10,884

 1988*       11,069        0          0             11,069        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GLOBAL RESOURCES - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 19,230       $ 134             $ 10,800          $ 30,164      $ 30,328      $ 31,450      $ 13,319

 1994                17,560         121               9,423             27,104        23,986        25,207        12,955

 1993                17,590         121               8,358             26,069        23,093        23,104        12,626

 1992                13,880         96                4,507             18,483        20,090        19,672        12,288

 1991                14,110         98                3,234             17,442        18,268        18,172        11,906

 1990                12,300         85                2,211             14,596        13,683        13,970        11,568

 1989                12,600         0                 1,121             13,721        14,791        14,557        10,884

 1988*               11,470         0                 0                 11,470        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GLOBAL RESOURCES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 19,270       $ 134             $ 10,822          $ 30,226      $ 30,328      $ 31,450      $ 13,319

 1994                17,560         121               9,423             27,104        23,986        25,207        12,955

 1993                17,590         121               8,358             26,069        23,093        23,104        12,626

 1992                13,880         96                4,507             18,483        20,090        19,672        12,288

 1991                14,110         98                3,234             17,442        18,268        18,172        11,906

 1990                12,300         85                2,211             14,596        13,683        13,970        11,568

 1989                12,600         0                 1,121             13,721        14,791        14,557        10,884

 1988*               11,470         0                 0                 11,470        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GROWTH OPPORTUNITIES - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 29,809       $ 1,552           $ 12,756          $ 44,117      $ 30,770      $ 31,921      $ 13,319

 1994                25,688         938               9,277             35,903        24,336        25,585        12,955

 1993                24,501         801               7,723             33,025        23,430        23,449        12,626

 1992                20,400         506               4,873             25,779        20,383        19,966        12,288

 1991                19,860         375               2,763             22,998        18,534        18,444        11,906

 1990                12,535         72                1,744             14,351        13,882        14,179        11,568

 1989                15,951         37                907               16,895        15,006        14,775        10,884

 1988*               13,771         0                 0                 13,771        11,872        11,566        10,416


 * From November 18, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 30,970       $ 1,612           $ 13,253          $ 45,835      $ 30,770      $ 31,921      $ 13,319

 1994                26,620         971               9,614             37,205        24,336        25,585        12,955

 1993                25,390         830               8,003             34,223        23,430        23,449        12,626

 1992                21,140         524               5,050             26,714        20,383        19,966        12,288

 1991                20,580         390               2,863             23,833        18,534        18,444        11,906

 1990                12,990         75                1,807             14,872        13,882        14,179        11,568

 1989                16,530         37                940               17,507        15,006        14,775        10,884

 1988*               14,270         0                 0                 14,270        11,872        11,566        10,416


 * From November 18, 1987 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 17,798       $ 6,524           $ 13,013          $ 37,335      $ 40,054      $ 45,581      $ 14,044

 1994                13,377         4,473             9,173             27,023        29,114        33,338        13,696

 1993                14,879         4,432             9,799             29,110        28,735        31,759        13,339

 1992                13,627         3,559             6,985             24,171        26,104        27,146        12,983

 1991                13,227         2,798             5,389             21,414        24,251        25,300        12,617

 1990                12,619         2,052             2,728             17,399        18,585        20,347        12,242

 1989                14,171         1,508             3,064             18,743        19,183        20,457        11,537

 1988                10,988         771               2,376             14,135        14,567        15,526        11,025

 1987                9,314          234               2,014             11,562        12,492        13,394        10,558

 1986                11,596         63                685               12,344        11,868        12,703        10,110


 * From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value         500                       of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 18,206       $ 6,906           $ 13,331          $ 38,443      $ 40,054      $ 45,851      $ 14,044

 1994                13,766         4,781             9,443             27,990        29,114        33,338        13,696

 1993                15,419         4,592             10,155            30,166        28,735        31,759        13,339

 1992                14,122         3,687             7,238             25,047        26,104        27,146        12,983

 1991                13,706         2,901             5,584             22,191        24,251        25,300        12,617

 1990                13,076         2,127             2,827             18,030        18,585        20,347        12,242

 1989                14,685         1,562             3,175             19,422        19,183        20,457        11,537

 1988                11,386         800               2,462             14,648        14,567        15,526        11,025

 1987                9,652          243               2,087             11,982        12,492        13,394        10,558

 1986                12,016         66                710               12,792        11,868        12,703        10,110


 * From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value     500              of
                  $10,000       Dividend         Distributions                               Living*
                  Investment    Distributions






 1995      $ 18,384      $ 6,984      $ 13,444      $ 38,812      $ 40,054      $ 45,581      $ 14,044

 1994       13,862        4,635        9,506         28,003        29,114        33,338        13,696

 1993       15,419        4,592        10,155        30,166        28,735        31,759        13,339

 1992       14,122        3,687        7,238         25,047        26,104        27,146        12,983

 1991       13,706        2,901        5,584         22,191        24,251        25,300        12,617

 1990       13,076        2,127        2,827         18,030        18,585        20,347        12,242

 1989       14,685        1,562        3,175         19,422        19,183        20,457        11,537

 1988       11,386        800          2,462         14,648        14,567        15,526        11,025

 1987       9,652         243          2,087         11,982        12,492        13,394        10,558

 1986       12,016        66           710           12,792        11,868        12,703        10,110


 * From month-end closest to initial investment date.
EQUITY INCOME - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value         500                       of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment     Distributions


 1995               $ 16,110       $ 11,832          $ 6,717           $ 34,659      $ 41,199      $ 47,557      $ 14,092

 1994                12,888         8,989             4,894             26,771        30,077        34,192        13,752

 1993                12,000         8,041             4,557             24,598        29,766        32,779        13,376

 1992                10,385         6,511             3,944             20,840        27,035        28,578        13,028

 1991                8,947          4,919             3,398             17,264        22,814        24,302        12,642

 1990                7,688          3,432             2,919             14,039        18,956        20,777        12,275

 1989                9,908          3,248             3,341             16,497        19,640        21,131        11,550

 1988                8,964          2,044             3,023             14,031        15,010        15,910        11,037

 1987                8,826          1,109             1,114             11,049        12,171        13,310        10,587

 1986                10,934         674               308               11,916        12,768        13,479        10,128


 * From month-end closest to initial investment date.
EQUITY INCOME - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value     500              of
                  $10,000       Dividend         Distributions                               Living*
                  Investment    Distributions






 1995      $ 16,653      $ 12,152      $ 6,944      $ 35,749      $ 41,199      $ 47,557      $ 14,092

 1994       13,339        9,319         5,066        27,724        30,077        34,192        13,752

 1993       12,435        8,333         4,722        25,490        29,766        32,779        13,376

 1992       10,762        6,747         4,087        21,596        27,035        28,578        13,028

 1991       9,272         5,097         3,521        17,890        22,814        24,302        12,642

 1990       7,967         3,556         3,025        14,548        18,956        20,777        12,275

 1989       10,268        3,366         3,462        17,096        19,640        21,131        11,550

 1988       9,289         2,118         3,132        14,539        15,010        15,910        11,037

 1987       9,146         1,149         1,154        11,449        12,171        13,310        10,587

 1986       11,331        698           319          12,348        12,768        13,479        10,128


 * From month-end closest to initial investment date.
EQUITY INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 16,812       $ 13,012          $ 7,013           $ 36,837      $ 41,199      $ 47,557      $ 14,092

 1994                13,448         9,688             5,107             28,243        30,077        34,192        13,752

 1993                12,494         8,479             4,745             25,718        29,766        32,779        13,376

 1992                10,778         6,759             4,093             21,630        27,035        28,578        13,028

 1991                9,272          5,097             3,521             17,890        22,814        24,302        12,642

 1990                7,967          3,556             3,025             14,548        18,956        20,777        12,275

 1989                10,268         3,366             3,462             17,096        19,640        21,131        11,550

 1988                9,289          2,118             3,132             14,539        15,010        15,910        11,037

 1987                9,146          1,149             1,154             11,449        12,171        13,310        10,587

 1986                11,331         698               319               12,348        12,768        13,479        10,128


 * From month-end closest to initial investment date.
INCOME & GROWTH - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                       of
                  $10,000       Dividend         Distributions                                           Living**
                  Investment     Distributions


 1995               $ 14,765       $ 7,234           $ 3,319           $ 25,318      $ 30,447      $ 31,938      $ 13,910

 1994                14,157         6,136             3,182             23,475        24,080        25,598        13,529

 1993                15,353         6,082             2,688             24,123        23,183        23,462        13,186

 1992                13,906         4,701             1,552             20,159        20,169        19,977        12,833

 1991                13,635         3,975             672               18,282        18,339        18,454        12,434

 1990                10,046         2,359             495               12,900        13,736        14,187        12,081

 1989                12,323         1,569             0                 13,892        14,849        14,782        11,367

 1988                10,683         784               0                 11,467        11,747        11,572        10,878

 1987*               9,110          163               0                 9,273         10,232        10,358        10,434


 * From January 6, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INCOME & GROWTH - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 15,400       $ 7,597           $ 3,462           $ 26,459      $ 30,447      $ 31,938      $ 13,910

 1994                14,670         6,358             3,298             24,326        24,080        25,598        13,529

 1993                15,910         6,302             2,786             24,998        23,183        23,462        13,186

 1992                14,410         4,873             1,608             20,891        20,169        19,977        12,833

 1991                14,130         4,119             696               18,945        18,339        18,454        12,434

 1990                10,410         2,444             513               13,367        13,736        14,187        12,081

 1989                12,770         1,626             0                 14,396        14,849        14,782        11,367

 1988                11,070         813               0                 11,883        11,747        11,572        10,878

 1987*               9,440          170               0                 9,610         10,232        10,358        10,434


 * From January 6, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 11,493       $ 17,779          $ 1,054           $ 30,326      $ 31,158      $ 32,670      $ 13,910

 1994                10,827         14,538            993               26,358        24,643        26,185        13,529

 1993                11,590         13,596            494               25,680        23,725        23,999        13,186

 1992                10,683         10,634            0                 21,317        20,640        20,435        12,833

 1991                9,766          7,712             0                 17,478        18,768        18,877        12,434

 1990                7,865          4,649             0                 12,514        14,057        14,512        12,081

 1989                8,656          3,426             0                 12,082        15,196        15,121        11,367

 1988                9,515          2,177             0                 11,692        12,022        11,837        10,878

 1987*               8,772          800               0                 9,572         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 11,890       $ 18,039          $ 1,090           $ 31,019      $ 31,158      $ 32,670      $ 13,910

 1994                11,210         14,942            1,028             27,180        24,643        26,185        13,529

 1993                12,010         14,089            512               26,611        23,725        23,999        13,186

 1992                11,070         11,020            0                 22,090        20,640        20,435        12,833

 1991                10,120         7,992             0                 18,112        18,768        18,877        12,434

 1990                8,150          4,818             0                 12,968        14,057        14,512        12,081

 1989                8,970          3,550             0                 12,520        15,196        15,121        11,367

 1988                9,860          2,256             0                 12,116        12,022        11,837        10,878

 1987*               9,090          829               0                 9,919         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 11,760       $ 18,438          $ 1,078           $ 31,276      $ 31,158      $ 32,670      $ 13,910

 1994                11,220         15,065            1,029             27,314        24,643        26,185        13,529

 1993                12,010         14,089            512               26,611        23,725        23,999        13,186

 1992                11,070         11,020            0                 22,090        20,640        20,435        12,833

 1991                10,120         7,992             0                 18,112        18,768        18,877        12,434

 1990                8,150          4,818             0                 12,968        14,057        14,512        12,081

 1989                8,970          3,550             0                 12,520        15,196        15,121        11,367

 1988                9,860          2,256             0                 12,116        12,022        11,837        10,878

 1987*               9,090          829               0                 9,919         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 10,615       $ 941             $ 240             $ 11,796      $ 13,414      $ 13,400      $ 10,268

 1994*               9,573          94                0                 9,667         9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 10,710       $ 871             $ 247             $ 11,828      $ 13,414      $ 13,400      $ 10,268

 1994*               9,910          84                0                 9,994         9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                  Investment     Distributions


 1995               $ 11,030       $ 983             $ 249             $ 12,262      $ 13,414      $ 13,400      $ 10,268

 1994*               9,920          97                0                 10,017        9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions



 1995               $ 9,332        $ 8,174           $ 550             $ 18,056      $ 30,373      $ 31,879      $ 13,910

 1994                8,646          6,557             510               15,713        24,022        25,550        13,529

 1993                9,785          6,479             322               16,587        23,127        23,418        13,186

 1992                9,389          5,351             0                 14,740        20,120        19,940        12,833

 1991                9,254          4,333             0                 13,587        18,295        18,419        12,434

 1990                8,830          3,231             0                 12,061        13,703        14,160        12,081

 1989                8,984          2,344             0                 11,328        14,813        14,755        11,367

 1988                8,936          1,421             0                 10,357        11,719        11,551        10,878

 1987*               8,878          595               0                 9,473         10,208        10,339        10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 9,670        $ 8,275           $ 570             $ 18,515      $ 30,373      $ 31,879      $ 13,910

 1994                8,950          6,737             528               16,215        24,022        25,550       $ 13,529

 1993                10,140         6,715             334               17,189        23,127        23,418       $ 13,186

 1992                9,730          5,545             0                 15,275        20,120        19,940       $ 12,833

 1991                9,590          4,490             0                 14,080        18,295        18,419       $ 12,434

 1990                9,150          3,349             0                 12,499        13,703        14,160       $ 12,081

 1989                9,310          2,429             0                 11,739        14,813        14,755       $ 11,367

 1988                9,260          1,473             0                 10,733        11,719        11,551       $ 10,878

 1987*               9,200          616               0                 9,816         10,208        10,339       $ 10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 9,670        $ 8,490           $ 570             $ 18,730      $ 30,373      $ 31,879      $ 13,910

 1994                8,960          6,795             528               16,283        24,022        25,550      $ 13,529

 1993                10,140         6,715             334               17,189        23,127        23,418      $ 13,186

 1992                9,730          5,545             0                 15,275        20,120        19,940      $ 12,833

 1991                9,590          4,490             0                 14,080        18,295        18,419      $ 12,434

 1990                9,150          3,349             0                 12,499        13,703        14,160      $ 12,081

 1989                9,310          2,429             0                 11,739        14,813        14,755      $ 11,367

 1988                9,260          1,473             0                 10,733        11,719        11,551      $ 10,878

 1987*               9,200          616               0                 9,816         10,208        10,339      $ 10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INTERMEDIATE BOND - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 9,919        $ 12,567          $ 237             $ 22,723      $ 41,199      $ 47,557      $ 14,092

 1994                9,458          10,709            226               20,393        30,077        34,192       $ 13,752

 1993                10,269         10,387            246               20,902        29,766        32,779       $ 13,376

 1992                9,808          8,537             235               18,580        27,035        28,578       $ 13,028

 1991                9,725          7,081             233               17,039        22,814        24,302       $ 12,642

 1990                9,347          5,461             224               15,032        18,956        20,777       $ 12,275

 1989                9,596          4,294             230               14,120        19,640        21,131       $ 11,550

 1988                9,384          2,995             225               12,604        15,010        15,910       $ 11,037

 1987                9,448          1,910             226               11,584        12,171        13,310       $ 10,587

 1986                10,361         1,002             19                11,382        12,768        13,479       $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE BOND - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 10,190       $ 12,650          $ 244             $ 23,084       $41,199      $ 47,557      $ 14,092

 1994                9,716          10,919            233               20,868        30,077        34,192        13,752

 1993                10,559         10,681            253               21,493        29,766        32,779        13,376

 1992                10,085         8,779             241               19,105        27,035        28,578        13,028

 1991                10,000         7,282             239               17,521        22,814        24,302        12,642

 1990                9,611          5,616             230               15,547        18,956        20,777        12,275

 1989                9,867          4,417             236               14,520        19,640        21,131        11,550

 1988                9,649          3,081             231               12,961        15,010        15,910        11,037

 1987                9,716          1,962             233               11,911        12,171        13,310        10,587

 1986                10,654         1,030             20                11,704        12,768        13,479        10,128


 * From month-end closest to initial investment date.
INTERMEDIATE BOND - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                          of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 10,209       $ 13,235          $ 244             $ 23,688      $ 41,199      $ 47,577      $ 14,092

 1994                9,735          11,233            233               21,201        30,077        34,192        13,752

 1993                10,578         10,824            253               21,655        29,766        32,779        13,376

 1992                10,085         8,809             241               19,135        27,035        28,578        13,028

 1991                10,000         7,282             239               17,521        22,814        24,302        12,642

 1990                9,611          5,616             230               15,457        18,956        20,777        12,275

 1989                9,867          4,417             236               14,520        19,640        21,131        11,550

 1988                9,649          3,081             231               12,961        15,010        15,910        11,037

 1987                9,716          1,962             233               11,911        12,171        13,310        10,587

 1986                10,654         1,030             20                11,704        12,768        13,479        10,128


 * From month-end closest to initial investment date.
SHORT FIXED-INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995       $ 9,328      $ 8,221      $ 0      $ 17,549      $ 23,674      $ 24,051      $ 13,365

 1994        9,338        7,210        0        16,548        18,273        19,276        13,000

 1993        9,939        6,646        0        16,585        18,026        17,668        12,670

 1992        9,801        5,397        0        15,198        15,682        15,043        12,330

 1991        9,722        4,165        0        13,887        14,260        13,896        11,948

 1990        9,476        2,902        0        12,378        10,681        10,683        11,609

 1989        9,801        1,921        0        11,722        11,545        11,132        10,922

 1988        9,791        974          0        10,765        9,134         8,714         10,452

 1987*       9,909        100          0        10,009        7,956         7,800         10,026


 *  From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
SHORT FIXED-INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995       $ 9,470      $ 8,355      $ 0      $ 17,825      $ 23,674      $ 24,051      $ 13,365

 1994        9,480        7,320        0        16,800        18,723        19,276        13,000

 1993        10,090       6,748        0        16,838        18,026        17,668        12,670

 1992        9,950        5,479        0        15,429        15,682        15,043        12,330

 1991        9,870        4,228        0        14,098        14,260        13,896        11,948

 1990        9,620        2,946        0        12,566        10,681        10,683        11,609

 1989        9,950        1,951        0        11,901        11,545        11,132        10,922

 1988        9,940        989          0        10,929        9,134         8,714         10,452

 1987*       10,060       101          0        10,161        7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500                of
                   $10,000        Dividend          Distributions                                   Living**
                   Investment     Distributions






 1995       $ 11,464      $ 8,509      $ 508      $ 20,481      $ 23,674      $ 24,051      $ 13,365

 1994        10,827        6,899        479        18,205        18,723        19,276        13,000

 1993        12,275        6,663        435        19,373        18,026        17,668        12,670

 1992        11,242        5,111        355        16,708        15,682        15,043        12,330

 1991        11,011        3,954        334        15,299        14,260        13,896        11,948

 1990        10,490        2,757        170        13,417        10,681        10,683        11,609

 1989        10,441        1,782        55         12,278        11,545        11,132        10,922

 1988        10,094        864          0          10,958        9,134         8,714         10,452

 1987*       9,505         89           0          9,594         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions







 1995       $ 11,860      $ 8,563      $ 525      $ 20,948      $ 23,674      $ 24,051      $ 13,365

 1994        11,210        7,069        496        18,775        18,723        19,276        13,000

 1993        12,720        6,905        450        20,075        18,026        17,668        12,670

 1992        11,650        5,296        368        17,314        15,682        15,043        12,330

 1991        11,410        4,097        347        15,854        14,260        13,896        11,948

 1990        10,870        2,858        176        13,904        10,681        10,683        11,609

 1989        10,820        1,846        57         12,723        11,545        11,132        10,922

 1988        10,460        895          0          11,355        9,134         8,714         10,452

 1987*       9,850         92           0          9,942         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions







 1995       $ 11,880      $ 8,834      $ 526      $ 21,240      $ 23,674      $ 24,051      $ 13,365

 1994        11,220        7,148        497        18,865        18,723        19,276        13,000

 1993        12,720        6,905        450        20,075        18,026        17,668        12,670

 1992        11,650        5,296        368        17,314        15,682        15,043        12,330

 1991        11,410        4,097        347        15,854        14,260        13,896        11,948

 1990        10,870        2,858        176        13,904        10,681        10,683        11,609

 1989        10,820        1,846        57         12,723        11,545        11,132        10,922

 1988        10,460        895          0          11,355        9,134         8,714         10,452

 1987*       9,850         92           0          9,942         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 9,820        $ 7,939           $ 1,483           $ 19,242      $ 41,199      $ 47,557      $ 14,092

 1994                8,893          6,426             1,343             16,662        30,077        34,192       $ 13,752

 1993                9,895          6,329             1,460             17,684        29,766        32,779       $ 13,376

 1992                10,482         5,812             122               16,416        27,035        28,578       $ 13,028

 1991                10,217         4,729             119               15,065        22,814        24,302       $ 12,642

 1990                10,066         3,747             117               13,930        18,956        20,777       $ 12,275

 1989                10,037         2,860             117               13,014        19,640        21,131       $ 11,550

 1988                9,952          2,038             116               12,106        15,010        15,910       $ 11,037

 1987                9,820          1,298             115               11,233        12,171        13,310       $ 10,587

 1986                10,397         677               50                11,124        12,768        13,479       $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995      $ 10,097      $ 7,936      $ 1,524      $ 19,557      $ 41,199      $ 47,557      $ 14,092

 1994       9,144         6,542        1,380        17,066        30,077        34,192      $ 13,752

 1993       10,175        6,507        1,502        18,184        29,766        32,779      $ 13,376

 1992       10,778        5,976        126          16,880        27,035        28,578      $ 13,028

 1991       10,506        4,862        123          15,491        22,814        24,302      $ 12,642

 1990       10,350        3,852        121          14,323        18,956        20,777      $ 12,275

 1989       10,321        2,941        120          13,382        19,640        21,131      $ 11,550

 1988       10,233        2,096        119          12,448        15,010        15,910      $ 11,037

 1987       10,097        1,335        118          11,550        12,171        13,310      $ 10,587

 1986       10,691        697          51           11,439        12,768        13,479      $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living*
                   Investment     Distributions







 1995      $ 10,078      $ 8,311      $ 1,522      $ 19,911      $ 41,199      $ 47,557      $ 14,092

 1994       9,154         6,711        1,383        17,248        30,077        34,192      $ 13,752

 1993       10,175        6,562        1,502        18,239        29,766        32,779      $ 13,376

 1992       10,778        5,982        126          16,886        27,035        28,578      $ 13,028

 1991       10,506        4,862        123          15,491        22,814        24,302      $ 12,642

 1990       10,350        3,852        121          14,323        18,956        20,777      $ 12,275

 1989       10,321        2,941        120          13,382        19,640        21,131      $ 11,550

 1988       10,233        2,096        119          12,448        15,010        15,910      $ 11,037

 1987       10,097        1,335        118          11,550        12,171        13,310      $ 10,587

 1986       10,691        697          51           11,439        12,768        13,479      $ 10,128


 * From month-end closest to initial investment date.
SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living**
                   Investment     Distributions






 1995       $ 10,086      $ 717      $ 0      $ 10,803      $ 13,583      $ 13,775      $ 10,435

 1994*       9,623         254        0        9,877         9,916         9,904        $ 10,183


 * From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL      INDICES
 CLASS




 Period Ended     Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30          Initial        Reinvested        Capital Gain      Value      500               of
                  $10,000        Dividend          Distributions                                  Living**
                  Investment     Distributions






 1995       $ 10,230      $ 734      $ 0      $ 10,964      $ 13,583      $ 13,775      $ 10,435

 1994*       9,770         257        0        10,027        9,916         9,904        $ 10,183


 * From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living**
                   Investment     Distributions






 1995*      $ 10,036      $ 82      $ 0      $ 10,118      $ 10,445      $ 10,346      $ 10,052


 * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living**
                   Investment     Distributions






 1995*      $ 9,990      $ 75      $ 0      $ 10,065      $ 10,445      $ 10,346      $ 10,052


 * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS      INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living**
                   Investment     Distributions






 1995*      $ 10,400      $ 96      $ 0      $ 10,496      $ 10,445      $ 10,346      $ 10,052



   * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
The yield for the S&P 500 for the year ended December 31, 1995 was 2.24%, calculated by dividing the dollar value of dividends paid by the S&P 500 stocks during the period by the average value of the S&P 500 on December 31, 1995. The S&P 500 yield is calculated differently from each class's yield. For example, a class's yield calculation treats dividends as accrued in anticipation of payment, rather than recording them when paid. INTERNATIONAL FUND RETURNS. The following tables show the income and capital elements of the total return for each class of Overseas and Emerging Markets Income from the date each fund commenced operations through the fiscal year ended 1995. The classes may compare their total returns to the record of the following Morgan Stanley Capital International indices: the World Index; EAFE Index; the Europe Index; the Pacific Index, the Combined Far East ex-Japan Free Index; and the Latin America Free Index. The EAFE Index combines the Europe and Pacific indices. The addition of Canada, the United States, and South African Gold Mines to the EAFE index compiles the World Index which includes over 1400 companies. The Europe Index and Pacific Index are subsets of the Morgan Stanley Capital International World Index, which is also published by Morgan Stanley Capital International, S.A. The Europe and Pacific Indices are weighted by the market value of each country's stock exchange(s). The companies included in the indices change only in the event of mergers, takeovers, failures and the like, and minor adjustments may be made when Morgan Stanley Capital International, S.A. reviews the companies covered as to suitability every three or four years.

   FUND                      COMPARATIVE INDEX                              DESCRIPTION OF INDEX

   Overseas                  Morgan Stanley Capital International           An unmanaged index of 900 foreign common
                             Europe, Australia, Far East Index              stocks
                             (EAFE)

   Emerging Markets          J.P. Morgan Emerging                           An unmanaged index of fixed-income securities
   Income                    Market Bond Index                              from developing nations
                             J.P. Morgan Emerging                           An unmanaged index of fixed-income securities,
                             Market Bond Index Plus                         including U.S. dollar and other external
                                                                            currency-denominated Brady bonds, loans,
                                                                            Eurobonds, and local market instruments from
                                                                            developing nations


   Each table below compares the returns for each class of Overseas and Emerging Markets Income to the record of the S&P 500, the DJIA, a foreign stock market index as described above, and the cost of living (measured by the CPI) over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad range of U.S. common stocks and a narrower set of stocks of major U.S. industrial companies, respectively, over the same period. The funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. The EAFE Index, Emerging Market Bond Index, Emerging Market Bond Index Plus, S&P 500, and DJIA are based on the prices of unmanaged groups of stocks and, unlike each class's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.
The following charts show the growth of a hypothetical $10,000 investment in each class, assuming all distributions were reinvested and including the effect of each funds Class A maximum front-end sales charge or Class B applicable CDSC. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a class today. Tax consequences of different investments have not been factored into the figures.
OVERSEAS - CLASS A          INDICES




    Period  Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500             of
 Oct. 31     $10,000       Dividend         Distributions                                        Living**
                  Investment     Distributions





 1995       $ 13,433      $ 484      $ 105      $ 14,022     $ 13,734     $ 20,493     $ 20,816      $ 11,924

 1994        13,568        489        0          14,057        13,786       16,208       16,684       11,598

 1993        12,477        430        0          12,907        12,522       15,604       15,291       11,303

 1992        8,753         202        0          8,955         9,110        13,575       13,020       11,001

 1991        9,438         77         0          9,515         10,497       12,344       12,027       10,659

 1990*       9,216         0          0          9,216         9,815        9,246        9,246        10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
OVERSEAS - CLASS B     INDICES




 Period     Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500            of
 Oct. 31     $10,000       Dividend         Distributions                                       Living**
                  Investment     Distributions






 1995       $ 13,920      $ 502      $ 109      $ 14,531     $ 13,734     $ 20,493     $ 20,816      $ 11,924

 1994        14,060        507        0          14,567        13,786       16,208       16,684       11,598

 1993        12,930        445        0          13,375        12,522       15,604       15,291       11,303

 1992        9,070         210        0          9,280         9,110        13,575       13,020       11,001

 1991        9,780         80         0          9,860         10,497       12,344       12,027       10,659

 1990*       9,550         0          0          9,550         9,815        9,246        9,246        10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
OVERSEAS - INSTITUTIONAL CLASS     INDICES




 Period     Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500            of
 Oct. 31     $10,000       Dividend         Distributions                                      Living**
             Investment     Distributions







 1995       $ 13,970      $ 504      $ 109      $ 14,583      $ 13,734      $ 20,493      $ 20,816      $ 11,924

 1994        14,060        507        0          14,567        13,786        16,208        16,684        11,598

 1993        12,930        445        0          13,375        12,522        15,604        15,291        11,303

 1992        9,070         210        0          9,280         9,110         13,575        13,020        11,001

 1991        9,780         80         0          9,860         10,497        12,344        12,027        10,659

 1990*       9,550         0          0          9,550         9,815         9,246         9,246         10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - CLASS A     INDICES




 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging       500              of
 Dec. 31     $10,000       Dividend         Distributions              Market Bond     Market                          Living**
                  Investment     Distributions                        Index            Bond Index
                                                                      Plus






 1995       $ 8,955      $ 1,392      $ 232      $ 10,579      $ 11,437      $ 11,359      $ 13,849      $ 13,909      $ 10,464

 1994*       9,187        463          238        9,888         8,967         8,960         10,067        10,173        10,204


 * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - CLASS B     INDICES




 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging         500            of
 Dec. 31     $10,000       Dividend         Distributions             Market Bond     Market                           Living**
            Investment     Distributions                              Index            Bond Index
                                                                      Plus






 1995       $ 9,021      $ 1,306      $ 240     $ 10,567      $ 11,437      $ 11,359     $ 13,849      $ 13,909      $ 10,464

 1994*       9,520        430          246        10,196       8,967         8,960         10,067       10,173        10,204


 * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - INSTITUTIONAL CLASS     INDICES





 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging       500              of
 Dec. 31     $10,000       Dividend         Distributions             Market Bond     Market                           Living**
                  Investment     Distributions                        Index            Bond Index
                                                                      Plus






 1995       $ 9,280      $ 1,455      $ 241      $ 10,976      $ 11,437      $ 11,359      $ 13,849      $ 13,909      $ 10,464

 1994*       9,520        480          247        10,247        8,967         8,960         10,067        10,173        10,204



   * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
The following table reflects the cost of the initial $10,000 investment in each of the classes, together with the aggregate cost of reinvested dividends and capital gain distributions, if any, for life of the fund or the last ten years ended 1995 (their cash value at the time they were reinvested). If distributions had not been reinvested, the amount of distributions earned from the applicable class over time would have been smaller, and cash payments from these classes for the periods noted would have amounted to the amounts shown in column (A) for capital gain distributions, and the amounts shown in column (B) for income dividends. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

                               (A)                    (B)

                               CAPITAL GAIN           INCOME

   FUND          COST          DISTRIBUTIONS          DIVIDENDS          AS OF



   Overseas - Class A                                     $ 10,432          $ 97           $ 328          October 1995

   Overseas - Class B                                     10,448            100            340            October 1995

   Overseas - Institutional                               10,448            100            340            October 1995

   Equity Growth - Class A                                21,328            7,927          496            November 1995

   Equity Growth - Institutional                          22,226            8,215          803            November 1995

   Global Resources - Class A                             16,928            5,549          77             October 1995

   Global Resources - Class B                             17,179            5,750          80             October 1995

   Global Resources - Institutional                       17,179            5,750          80             October 1995

   Growth Opportunities - Class A                         18,815            6,485          782            October 1995

   Growth Opportunities - Institutional                   19,135            6,720          810            October 1995

   Strategic Opportunities - Class A                      24,096            6,460          3,255          December 1995

   Strategic Opportunities - Class B                      24,775            6,694          3,454          December 1995

   Strategic Opportunities - Institutional                24,847            6,694          3,491          December 1995

   Equity Income - Class A                                21,077            2,996          4,490          November 1995

   Equity Income - Class B                                21,407            3,105          4,619          November 1995

   Equity Income - Institutional                          22,021            3,105          4,904          November 1995

   Income & Growth - Class A                              18,949            2,133          4,622          October 1995

   Income & Growth - Institutional                        19,324            2,210          4,820          October 1995

   Emerging Markets Income - Class A                      11,603            251            1,235          December 1995

   Emerging Markets Income - Class B                      11,526            260            1,163          December 1995

   Emerging Markets Income - Institutional                11,674            260            1,291          December 1995

   High Yield - Class A                                   26,385            473            9,083          October 1995

   High Yield - Class B                                   26,637            490            9,282          October 1995

   High Yield - Institutional                             27,222            490            9,505          October 1995

   Strategic Income - Class A                             11,150            222            872            December 1995

   Strategic Income - Class B                             11,089            230            810            December 1995

   Strategic Income - Institutional                       11,198            230            910            December 1995

   Government Investment - Class A                        18,495            338            5,668          October 1995

   Government Investment - Class B                        18,614            350            5,775          October 1995

   Government Investment - Institutional                  18,821            350            5,883          October 1995

   Intermediate Bond - Class A                            22,541            221            7,862          November 1995

   Intermediate Bond - Class B                            22,641            227            7,973          November 1995

   Intermediate Bond - Institutional                      23,199            227            8,217          November 1995

   Short Fixed-Income - Class A                           18,513            0              6,135          October 1995

   Short Fixed-Income - Institutional                     18,651            0              6,233          October 1995

   High Income Municipal - Class A                        18,563            367            5,915          October 1995

   High Income Municipal - Class B                        18,639            380            5,997          October 1995

   High Income Municipal - Institutional                  18,891            380            6,139          October 1995

   Intermediate Municipal Income - Class A                19,485            965            5,755          November 1995

   Intermediate Municipal Income - Class B                19,534            992            5,804          November 1995

   Intermediate Municipal Income - Institutional          19,913            992            5,999          November 1995

   Short-Intermediate Municipal - Class A                 10,702            0              679            November 1995

   Short-Intermediate Municipal - Institutional           10,719            0              696            November 1995

   New York Municipal Income - Class A                    10,081            0              81             October 1995

   New York Municipal Income - Class B                    10,075            0              74             October 1995

   New York Municipal Income - Institutional              10,095            0              95             October 1995


   INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL STOCK MARKET RETURN. The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International
(MSCI) Indices database the total market capitalization of the Latin American countries according to the International Finance Corporation Emerging Market database as of December 31, 1995 and the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indices for the twelve months ended October 31, 1995. Of course, these results are not indicative of future stock market performance or the classes' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to MSCI, the size of the markets as measured in U.S. dollars grew from $2,011 billion in 1982 to $8,512 billion in 1995.
The following table measures the indexed market capitalization of certain countries according to the MSCI indices database. The values of the markets are measured in billions of U.S. dollars as of October 31, 1995.
   MSCI INDEX MARKET CAPITALIZATION

   Australia           $ 183.9          Japan                        $ 1,935.2

   Austria              17.0            Netherlands                   23.7

   Belgium              56.3            Norway                        186.7

   Canada               191.7           Singapore/Malaysia            73.2

   Denmark              49.6            Spain                         91.5

   France               319.9           Sweden                        101.2

   Germany              333.7           Switzerland                   296.7

   Hong Kong            137.5           United Kingdom                836.4

   Italy                112.4           United States                 3,541.4


   The following table measures the total market capitalization of certain Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 31, 1995.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA

   Argentina                                             $ 20.9

   Brazil                                                  78.6

   Chile                                                  36.4

   Colombia                                               5.4

   Mexico                                                 52.9

   Venezuela                                              3.9



NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indices for the twelve months ended October 31, 1995. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
   STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS (INCLUDES NET DIVIDENDS REINVESTED MONTHLY)
12 MONTHS ENDED OCTOBER 31, 1995

   Australia            4.92%           Japan                         -13.12%

   Austria              -2.67%          Netherlands                   15.62%

   Belgium              16.84%          Norway                        9.86%

   Canada               8.54%           Singapore/Malaysia            -7.75%

   Denmark              13.56%          Spain                         6.18%

   France               5.12%           Sweden                        26.30%

   Germany              10.66%          Switzerland                   37.36%

   Hong Kong            0.77%           United Kingdom                12.46%

   Italy                -7.36%          United States                 26.79%


   The following table shows the average annualized stock market returns as of October 31, 1995.
STOCK MARKET PERFORMANCE

                           FIVE YEARS ENDED OCTOBER 31, 1995          TEN YEARS ENDED OCTOBER 31, 1995

   Germany                   8.83%                                      11.52%

   Hong Kong                 29.50%                                     26.14%

   Japan                     1.67%                                      12.27%

   Spain                     4.33%                                      16.69%

   United Kingdom            10.96%                                     15.03%

   United States             16.68%                                     14.39%


PERFORMANCE COMPARISONS. Performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank bond funds based on yield. In addition to mutual fund rankings, performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term Government bonds, long-term Government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the classes. Performance comparisons may also be made to other compilations or indices that may be developed and made available in the future.
   Each class of a bond fund may compare its performance or the performance of securities in which that bond fund may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The Bond Fund Report AveragesTM/All Taxable (Emerging Markets Income, Strategic Income, Government Investment, Intermediate Bond, High Yield, Short-Fixed Income) covers over 539 taxable bond funds, The Bond Fund Report AveragesTM/Municipal (Intermediate Municipal Income, High Income Municipal, New York Municipal Income, California Municipal Income, and Short-Intermediate Municipal Income) covers over 559 municipal funds. The averages are reported in the BOND FUND REPORT(Registered trademark). Each class of a bond fund may also compare its performance or the performance of securities in which it may invest to the IBC/Donohgue's Money Fund Averages, reported in the MONEY FUND REPORT(Registered trademark), which covers over 1166 money market funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. A bond fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
A municipal fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include: other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications or periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
Each fund may present its fund number, Quotron number and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. Various measures of volatility and benchmark correlation may be quoted in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a class' historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents the class's percentage change in price movements over that period.
Examples of the effects of periodic investment plans, including the principle of dollar cost averaging may be advertised. In such a program, an investor invests a fixed dollar amount in a class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their willingness to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of December 31, 1995, FMR advised over $26.5 billion in tax-free fund assets, $81 billion in money market fund assets, $240 billion in equity fund assets, $49 billion in international fund assets, and $23 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of each bond fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's maximum 3.50% (the Equity Funds and the Bond Funds); 2.75% (the Intermediate Bond Funds); or 1.50% (the Short Bond Funds) front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased by a bank trust officer, registered representative, or other employee (and their immediate families) of investment professionals under special arrangements in connection with FDC's sales activities;
2. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
3. to shares purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
4. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by
Section 501(c)(3) of the Internal Revenue Code);
5. to shares in a Fidelity IRA or Fidelity Advisor IRA account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan having more than 200 eligible employees or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds or $1,000,000 invested in Fidelity Advisor mutual funds;
6. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA)), which, in the aggregate, have either more than 200 eligible employees or a minimum of $1,000,000 in assets invested in Fidelity Advisor funds;
7. to shares purchased by any state, county, city, or government instrumentality, department or authority or agency;
8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
9. to shares purchased by a trust institution or bank trust department, excluding assets described in (11) and (12) below, that has executed a Participation Agreement with FDC specifying certain asset minimums and qualifications, and marketing program restrictions. Assets managed by third parties do not qualify for this waiver;
10. to shares purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver;
11. to shares purchased as part of an employee benefit plan having more than (i) 200 eligible employees or a minimum of $1,000,000 in plan assets invested in the Fidelity Advisor funds, or (ii) 25 eligible employees or $250,000 in plan assets invested in Fidelity Advisor funds that subscribes to Fidelity Advisor Retirement Connection or similar program sponsored by Fidelity Investments Institutional Services Company, Inc.;
12. to shares purchased as part of an employee benefit plan through an intermediary that has executed a Participation Agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
13. to shares purchased on a discretionary basis by a registered investment adviser which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
   14. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts.
In order to qualify for waivers (9), (10) and (13), eligible investors with existing Class A accounts will be required to sign and comply with a participation agreement. Eligible investors that do not meet revised asset requirements specified in the participation agreement will be allowed to continue investing in Class A shares under the terms of their current relationship until June 30, 1997, after which they will be prevented from making new or subsequent purchases in Class A load waived, except that employee benefit plans will be permitted to make additional purchases of Class A shares load waived.
   A sales load waiver form must accompany these transactions.
FINDERS FEE. On eligible purchases of Class A shares in amounts of $1 million or more, investment professionals will be compensated with a fee of 0.25%. Eligible purchases are the following purchases made through
broker-dealers and banks (excluding     trust departments): an individual
trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
   Any assets in relation to which an investment professional has received such compensation will bear a contingent deferred sales charge (Class A
CDSC) if they do not remain in Class A shares of the Fidelity Advisor Funds, Initial Class shares of Daily Money Fund: U.S. Treasury Portfolio or Daily Money Fund: Money Market Portfolio, or shares of Daily Tax-Exempt Money Fund, for a period of at least one uninterrupted year. The Class A CDSC will be 0.25% of the lesser of the cost of the shares at the initial date of purchase or the value of the shares at redemption, not including any reinvested dividends or capital gains. Class A CDSC shares representing reinvested dividends or capital gains, if any, will be redeemed first, followed by other Class A CDSC shares that have been held for the longest period of time.
With respect to employee benefit plans, the Class A CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
CLASS B SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B shares may be waived in the case of (1) disability or death, provided that the redemption is made within one year following the death or initial determination of disability; or (2) in connection with a total or partial redemption made in connection with distributions from retirement plan accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code. A sales load waiver form must accompany these transactions.
CLASS A AND CLASS B SHARES ONLY
QUANTITY DISCOUNTS. To obtain a reduction of the front-end sales charge on Class A shares, you or your investment professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable front-end sales charge.
For purposes of qualifying for a reduction in front-end sales charges under the Combined Purchase, Rights of Accumulation or Letter of Intent programs, the following may qualify as an individual or a "company" as defined in
Section 2(a)(8) of the 1940 Act: an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefits plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations as defined under Section 501(c)(3) of the Internal Revenue Code.
RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class A shares after you have reached a new breakpoint in a fund's sales charge schedule. The value of currently held Fidelity Advisor fund Class A and Class B shares, Initial Class shares and Class B shares of Daily Money Fund: U.S. Treasury Portfolio, and Initial Class shares of Daily Money Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.
LETTER OF INTENT. You may obtain Class A shares at the same reduced front-end sales charge by filing a non-binding Letter of Intent (the Letter) within 90 days of the start of Class A purchases. Each Class A investment you make after signing the Letter will be entitled to the front-end sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase of Class A shares toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 ($500,000 for the Short-Term Bond Funds) had been invested at one time. To ensure that you receive a reduced front-end sales charge on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time Class A shares are purchased. Reinvested income and capital gain distributions do not count toward the completion of the Letter.
Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The Class A shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed Class A shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.
If you purchase more than the amount specified in the Letter and qualify for a future front-end sales charge reduction, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional Class A shares at the then-current offering price applicable to the total purchase.
If you do not complete your purchase under the Letter within the 13-month period, 30 days' written notice will be provided for you to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Class A shares will be redeemed to pay such charges.
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM. You can make regular investments in Class A or Class B shares of the funds with the Systematic Investment Program by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign.
Your account will be drafted on or about the first business day of every month. You may cancel your participation in the Systematic Investment Program at any time without payment of a cancellation fee. You will receive a confirmation from the transfer agent for every transaction, and a debit entry will appear on your bank statement.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A shares worth $10,000 or more, you can have monthly, quarterly or semiannual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Program payments are drawn from Class A share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
CLASS A, CLASS B, AND INSTITUTIONAL CLASS SHARES
Each fund is open for business and the NAV and, where applicable, the offering price, for each class is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. For any fund that invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. For those funds that may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the funds that qualify for the deduction will generally be less than 100%. For those funds whose income is primarily derived from interest, dividends will not qualify for the dividends-received deduction available to corporate shareholders. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and, therefore, will increase (decrease) dividend distributions. As a consequence, FMR may adjust a fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed a fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her
fund   .
Sh    ort-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income.
Each fund will send each of its shareholders a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each municipal fund purchases securities that are free of federal income tax based on opinions of bond counsel regarding their tax status. These opinions will generally be based on covenants by the issuers or other parties regarding continuing compliance with federal tax requirements. If at any time the covenants are not complied with, distribution to shareholders of interest on a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, opinions of bond counsel may also be based on the effect of the structure on the federal and state tax treatment of the income.
As a result of The Tax Reform Act of 1986, interest on certain "private activity" securities (referred to as "qualified bonds" in the Internal Revenue Code) is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Intermediate Municipal Income's, Short-Intermediate Municipal Income's, and High Income Municipal's policies of investing 80% of its net assets in securities whose interest is free from federal income tax, and New York Municipal Income's and California Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal and state income tax. Interest from private activity securities is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT tax to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a fund are federally taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of Intermediate Municipal Income's, Short-Intermediate Municipal Income's, and High Income Municipal's policies of investing 80% of its net assets in securities whose interest is free from federal income tax, and New York Municipal Income's and California Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal and state personal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which include tax-exempt interest) exceed the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
NEW YORK TAX MATTERS. It is not expected that New York Municipal Income will incur New York income or franchise tax liability. In addition, New York personal income tax law also provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations which are exempt from tax under New York law are excludable from gross income.
CALIFORNIA TAX MATTERS. As long as California Municipal Income continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of the fiscal year ended October 31, 1995, Overseas hereby designates approximately $312,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended November 30, 1995, Equity Growth hereby designates approximately $11,073,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Global Resources hereby designates approximately $273,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Growth Opportunities hereby designates approximately $7,717,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended November 30, 1995, Equity Income hereby designates approximately $1,676,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Income & Growth hereby designates approximately $1,150,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended December 31, 1995, Strategic Opportunities hereby designates approximately $1,313,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended December 31, 1995, Emerging Markets Income had a capital loss carryforward aggregating approximately $6,212,000. This loss carryforward, all of which will expire on December 31, 2003, is available to offset future capital gains.
As of October 31, 1995, High Yield had a capital loss carryforward aggregating approximately $5,281,000. This loss carryforward, all of which will expire on October 31, 2002, is available to offset future capital gains.
As of October 31, 1995, Government Investment had a capital loss carryforward aggregating approximately $3,149,000. This loss carryforward, all of which will expire on October 31, 2002, is available to offset future capital gains.
As of November 30, 1995, Intermediate Bond had a capital loss carryforward aggregating approximately $4,010,000. This loss carryforward, of which $2,841,000, $1,035,000, and $134,000 will expire on November 30, 1998,
1999, and 2002, respectively, is available to offset future capital gains. As of October 31, 1995, Short Fixed-Income had a capital loss carryforward aggregating approximately $38,011,000. This loss carryforward, of which $19,000, $128,000, $63,000, $286,000, $38,000, $336,000, $17,692,000, and
$19,449,000 will expire on October 31, 1996, 1997, 1998, 1999, 2000, 2001,
2002 and 2003, respectively, is available to offset future capital gains. As of October 31, 1995, High Income Municipal had a capital loss carryforward aggregating approximately $10,683,000. This loss carryforward, of which $3,173,000 and $7,510,000 will expire on October 31, 2002 and 2003, respectively, is available to offset future capital gains.
As of November 30, 1995, Intermediate Municipal Income had a capital loss carryforward aggregating approximately $1,069,000. This loss carryforward, of which $627,000 and $442,000 will expire on November 30, 2002 and 2003, respectively, is available to offset future capital gains.
STATE AND LOCAL TAXES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which each fund invests is exempt from state and local income taxes, the portion of your dividends from each fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities, whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a " regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and realized capital gains within each calendar year as well as on a fiscal year basis. Each fund also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held for less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds, if any, in its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of a fund may be subject to state and local taxes on fund distributions, and shares may also be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable for their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either a trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d, (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD, (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX, (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS, (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN, (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES, (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc. (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK, (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance) and he previously served as Director of Valuation Research Corp. (appraisals and valuations, 1993). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995). *PETER S. LYNCH, (52), Trustee (1990) is Vice Chairman of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH, (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE, (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN, (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS, (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MORRISON (55), Manager of Security Transactions of Fidelity's equity funds, is Vice President of FMR.
ROBERT A. LAWRENCE (43), Vice President (1994), is Vice President of Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
FRED L. HENNING (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and senior Vice President of FMR Texas Inc.
   BETTINA E. DOULTON (31) is Vice President of Equity Income (1995) and other funds advised by FMR, and an employee of FMR.
MARGARET L. EAGLE (46), is Vice President of High Yield and an employee of
FMR.
DANIEL R. FRANK (38), is Vice President of Strategic Opportunities and an employee of FMR.
   KEVIN E. GRANT (35), is Vice President of Intermediate Bond (1995), and other funds advised by FMR, and an employee of FMR.
ROBERT J. HABER (37), is Vice President of Income & Growth (1989) and an employee of FMR.
JOHN R. HICKLING (36) is Vice President of Overseas (1993) and an employee of FMR.
NORMAN U. LIND (39) is Vice President of Short-Intermediate Municipal Income (1995), and other funds advised by FMR, and an employee of FMR. MALCOLM W. MacNAUGHT II (58), is Vice President of Global Resources (1991) and an employee of FMR.
ROBERT E. STANSKY (40), is Vice President of Equity Growth (1991) and of other funds advised by FMR, and an employee of FMR.
   GEORGE A. VANDERHEIDEN (50), is Vice President of Growth Opportunities
(1990), and other funds advised by FMR, and an employee of FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended 1995.
   COMPENSATION TABLE
          Aggregate Compensation




           J. Gary   Ralph  Phyllis Richard  Edward C.   E.      Donald   Peter S. Gerald C.      Edward  Marvin      Thomas
           Burkhead  F. Cox Burke   J. Flynn Johnson 3d  Bradley J. Kirk  Lynch    McDonough      H.      L. Mann     R.
          (dagger)          Davis            (dagger)    Jones            (dagger)                Malone              Williams

 Overseas* $0        $ 296  $ 286   $ 375    $0          $ 296   $ 299    $0       $ 296          $ 296   $ 296       $ 293

 Equity
Growth**   0         729    715     922      0           729     736      0        729            729     722         720

 Global
Resources* 0         92     89      117      0           92      93       0        92             92      92          91

 Growth    0         2,534  2,458   3,219    0           2,534   2,556    0        2,536          2,534   2,533       2,498
 Opportunities*

 Strategic 0         211    209     262      0           211     215      0        213            211     211         208
 Opportunities***

 Equity
Income**   0         286    281     361      0           286     288      0        286            286     284         282

 Income &
Growth*    0         1,450  1,398   1,832    0           1,450   1,466    0        1,450          1,450   1,450       1,433

 Emerging
Markets    0         16     16      20       0           16      17       0        17             16      16          16
 Income***

 High
Yield*     0         363    351     460      0           363     367      0        363            363     363         358

 Strategic
Income***  0         15     14      18       0           15      15       0        15             15      15          14

 Government 0        64     62      82       0           64      65       0        64             64      64          63
 Investment*

 Intermediate
Bond**      0        154    151     194      0           154     156      0        154            154     152         152

 Short
Fixed-      0        301    288     380      0           301     305      0        300            301     301         298
 Income*

 High
Income      0        242    233     306      0           242     246      0        242            242     243         240
 Municipal*

 Intermediate  0     31     31      39       0           31      32       0        31             31      31          31
 Municipal
 Income**

 Short-
Intermediate 0       8      8       10       0           8       8        0        8              8       8           8
 Municipal
 Income**

 New York    0       29     25      30       0           25      25       0        25             25      25          25
 Municipal
 Income*+

 California  0       25     25      30       0           25      25       0        25             25      25          25
 Municipal
 Income*+

 Mid Cap**+  0       40     40      45       0           40      40       0        40             40      40          40

 Large Cap**+ 0      30     30      35       0           30      30       0        30             30      30          30



   * Fiscal period ended October 31
** Fiscal period ended November 30
*** Fiscal period ended December 31
+ Estimated
(dagger) Interested trustees of each fund are compensated by FMR.

                                         Pension or                    Estimated Annual           Total Compensation
                                         Retirement Benefits           Benefits Upon              from the Fund
                                         Accrued as part of            Retirement                Complex*
                                         Fund Expenses                 from the
                                         from                         Fund Complex*
                                         the Fund Complex*

   J. Gary Burkhead(dagger)               $ 0                           $ 0                        $ 0

   Ralph F. Cox                            5,200                         52,000                     128,000

   Phyllis Burke Davis                     5,200                         52,000                     125,000

   Richard J. Flynn                        0                             52,000                     160,500

   Edward C. Johnson 3d(dagger)            0                             0                          0

   E. Bradley Jones                        5,200                         49,400                     128,000

   Donald J. Kirk                          5,200                         52,000                     129,500

   Peter S. Lynch(dagger)                  0                             0                          0

   Gerald C. McDonough                     5,200                         52,000                     128,000

   Edward H. Malone                        5,200                         44,200                     128,000

   Marvin L. Mann                          5,200                         52,000                     128,000

   Thomas R. Williams                      5,200                         52,000                     125,000


   * Information is as of December 31, 1995 for 219 funds in the complex.
(dagger) Interested Trustees of each fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program that was adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of January 31, 1996, approximately 2.30% of Strategic Income, 11.38% of Emerging Markets Income and 38.07% of New York Municipal Income's total outstanding shares were held by an FMR affiliate, FMR Corp. Mr. Edward C. Johnson 3d, President and Trustee of the funds, is a member of a family group which, by virtue of its owning approximately 49% of the voting securities of FMR Corp., may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Therefore, based on his membership in this family group, Mr. Edward C. Johnson 3d may be deemed to own beneficially these shares. As of this date, with the exception of Mr. Johnson 3d's ownership of the Strategic Income, Emerging Markets Income and New York Municipal Income's shares, the Trustees and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
As of January 31, 1996, the following owned of record or beneficially 5% or more of the outstanding shares of the classes of the following Fidelity Advisor funds:
ADVISOR EMERGING MARKETS INCOME - CLASS A: FMR Corp., Boston, MA (14.08%); NFSC, New York, NY (13.93%).
ADVISOR EMERGING MARKETS INCOME - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (11.69%); NFSC, New York, NY (10.25%); Painewebber Inc., Weehawken, NJ (8.17%).
ADVISOR EMERGING MARKETS INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (62.01%); Union Bank, Panorama City, CA (45.73%).
ADVISOR EQUITY GROWTH - CLASS A: Cigna Securities, Hartford, CT (8.60%); Smith, Barney, Lehman, New York, NY (6.77%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.98%).
ADVISOR EQUITY GROWTH - INSTITUTIONAL CLASS: Financial Advisor Services, San Francisco, CA (5.31%).
ADVISOR EQUITY INCOME - CLASS A: Smith, Barney, Lehman, New York, NY
(6.72%).
ADVISOR EQUITY INCOME - CLASS B: Smith, Barney, Lehman, New York, NY (8.15%); Donaldson, Lufkin & Jenrette, New York, NY (7.19%); NFSC, New York, NY (6.12%), Merrill Lynch Pierce Fenner, Jacksonville, FL (6.11%). ADVISOR EQUITY INCOME - INSTITUTIONAL CLASS: First National Bank of Ohio, Akron, OH (18.52%); First National Bank, Gainesville, Gainesville, GA (8.89%); First Hawaiian Bank, Honolulu, HI (6.77%).
ADVISOR GLOBAL RESOURCES - CLASS A: Smith, Barney, Lehman, New York, NY (8.40%); NFSC, New York, NY (6.61%); Royal Alliance Assoc., Inc., Birmingham, AL (5.44%); Donaldson, Lufkin & Jenrette, New York, NY (5.28%). ADVISOR GLOBAL RESOURCES - CLASS B: Smith, Barney, Lehman, New York, NY (9.01%); NFSC, New York, NY (8.40%); A.G. Edwards & Sons, St. Louis, MO (6.10%), Donaldson, Lufkin & Jenrette, New York, NY (5.41%); Investment Management & Research, St. Petersburg, FL (5.32%); Royal Alliance Assoc., Inc., Birmingham, AL (5.11%);
ADVISOR GLOBAL RESOURCES - INSTITUTIONAL CLASS: Charles Schwab and Co., Inc., San Francisco, CA (66.00%); First Hawaiian Bank, Honolulu, HI (30.14%).
ADVISOR GOVERNMENT INVESTMENT - CLASS A: Commonwealth Equity, Waltham, MA (9.09%); NFSC, New York, NY (6.29%).
ADVISOR GOVERNMENT INVESTMENT - CLASS B: NFSC, New York, NY (8.25%); Royal Alliance Assoc., Inc., Birmingham, AL (7.92%); Smith, Barney, Lehman, New York, NY (5.38%); Donaldson, Lufkin & Jenrette, New York, NY (5.31%). ADVISOR GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (65.76%); United National Bank, Parkersburg, WV (12.05%); Evergreen Bank, N.A., Glens Falls, NY (5.45%).
ADVISOR GROWTH OPPORTUNITIES - CLASS A: CIGNA Securities, Hartford, CT (17.91%); Smith, Barney, Lehman, New York, NY (7.63%); A.G. Edwards & Sons, St. Louis, MO (5.44%).
ADVISOR GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (29.50%); Cullen/Frost Bank, Dallas, TX (19.40%); First National Bank, Gainesville, GA (11.38%); Wells Fargo Bank, San Francisco, CA (6.93%).
ADVISOR HIGH INCOME MUNICIPAL - CLASS A: Smith, Barney, Lehman, New York, NY (10.03%); A.G. Edwards & Sons, St. Louis, MO (6.99%); Royal Alliance Assoc., Inc., Birmingham, AL (5.20%).
ADVISOR HIGH INCOME MUNICIPAL - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (11.90%); NFSC, New York, NY (7.79%).
ADVISOR HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS: Tompkins County Trust Company, Ithaca, NY (57.02%); FMR Corp., Boston, MA (21.42%); Evergreen Bank, N.A., Glens Falls, NY (10.54%); First National Bank of Terre Haute, Terre Haute, IN (6.46%).
ADVISOR HIGH YIELD - CLASS A: Donaldson, Lufkin & Jenrette, New York, NY (8.01%); Smith, Barney, Lehman, New York, NY (7.07%); NFSC, New York, NY (6.54%); Royal Alliance Assoc., Inc., Birmingham, AL (5.73%).
ADVISOR HIGH YIELD - CLASS B: Walnut Street Securities, St. Louis, MO (10.28%); Donaldson, Lufkin & Jenrette, New York, NY (7.22%); Prudential Securities, New York, NY (7.01%); NFSC, New York, NY (6.92%); Smith, Barney, Lehman, New York, NY (6.16%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.89%).
ADVISOR HIGH YIELD - INSTITUTIONAL CLASS: Charles Schwab and Co., Inc., San Francisco, CA (45.45%); Gross Financial Corporation, San Antonio, TX (38.66%); First Trust Company, Denver, CO (8,66%).
ADVISOR INCOME & GROWTH - CLASS A: CIGNA Securities, Hartford, CT (21.26%); Smith, Barney, Lehman, New York, NY (5.47%).
ADVISOR INCOME & GROWTH - INSTITUTIONAL CLASS: First National Bank of Santa Fe, Santa Fe, (31.60%); Columbus Bank and Trust Company, Columbus, GA (17.25); National Bank of Alaska, Anchorage, AK (14.54%); TrustCorp; Great Falls, MT (11.90%); Benefit Services Corporation, Atlanta, GA (11.88%); FMR Corp., Boston, MA (6.33%); First Hawaiian Bank, Honolulu, HI (6.23%). ADVISOR INTERMEDIATE BOND - CLASS A: Painewebber Inc., Weehawken, NJ (9.08%); Smith, Barney, Lehman, New York, NY (5.30%).
ADVISOR INTERMEDIATE BOND - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (10.26%); Royal Alliance Assoc., Inc., Birmingham, AL (7.61%).; NFSC, New York, NY (6.57%).
ADVISOR INTERMEDIATE BOND - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (8.45%); Homeland Bank NA, Waterloo, IA (7.14%); Hawkeye Bank & Trust, Des Moines, IA (6.58%); First National Bank of Ohio, Akron, OH (5.75%); Amivest Corporation, New York, NY (5.72%); First National Bank of Commerce, New Orleans, LA (5.22%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME- CLASS A: Merrill Lynch Pierce Fenner, Jacksonville, FL (9.37%); Royal Alliance Assoc., Inc., Birmingham, AL (8.07%); Smith Barney, Lehman, New York, NY (6.75%); Donaldson, Lufkin & Jenrette, New York, NY (5.27%); Chase Manhattan Investment Services, New York, NY (5.25%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (12.38%); Royal Alliance Assoc., Inc., Birmingham, AL (7.91%); NFSC, New York, NY (8.50%); A.G. Edwards & Sons, St. Louis, MO (8.33%); Prudential Securities, New York, NY (6.96%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS: Laird Norton Co., Seattle, WA (35.67%); Citizens State Bank, Corpus Christi, TX (9.17%); First Interstate Bank of Texas, Houston, TX (9.01%); Liberty Bank & Trust of Tulsa, Tulsa, OK (8.76%); South Holland Bancorp, South Holland, IL (5.93%).
ADVISOR NEW YORK MUNICIPAL INCOME - CLASS A: FMR Corp., Boston, MA (23.78%); A.G. Edwards & Sons, St. Louis, MO (13.93%); North Ridge Securities Corp., Hauppauge, NY (10.92%); Prudential Securities, New York, NY (6.00%); Royal Alliance Assoc., Inc., Birmingham, AL (5.74%); Chemical Bank, New York, NY (5.75%); First Albany, Albany, NY (5.65%).
ADVISOR NEW YORK MUNICIPAL INCOME - CLASS B: FMR Corp., Boston, MA (38.84%); NFSC, New York, NY (19.11%); W.S. Griffith & Co., Inc., San Diego, CA (7.04%); Prudential Securities, New York, NY (5.36%).
ADVISOR NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (100.00%).
ADVISOR OVERSEAS - CLASS A: Smith, Barney, Lehman, New York, NY (9.32%). ADVISOR OVERSEAS - CLASS B: NFSC, New York, NY (9.71%); Smith, Barney, Lehman, New York, NY (8.96%); Painewebber Inc., Weehawken, NJ (8.80%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.98%).
ADVISOR OVERSEAS - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (44.57%); Tompkins County Trust Company, Ithaca, NY (13.20%); Benefit Services Corporation, Atlanta, GA (12.62%); Evergreen Bank, N.A., Glens Falls, NY (5.99%); Commonwealth Equity, Waltham, MA (5.74%).
ADVISOR SHORT FIXED INCOME - CLASS A: NFSC, New York, NY (8.56%); Smith, Barney, Lehman, New York (5.92%).
ADVISOR SHORT FIXED INCOME - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (83.35%).
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A: NFSC, New York, NY (9.63%); CIGNA Life, Hartford, CT (7.13%).
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (52.30%).
ADVISOR STRATEGIC INCOME - CLASS A: NFSC, New York, NY (8.97%); Donaldson, Lufkin & Jenrette, New York, NY (6.45%); Royal Alliance Assoc., Inc., Birmingham, AL (6.22%); FSC Securities, Marietta, GA (5.82%); Financial Network Invest Corp., Torrance, CA (5.40%).
ADVISOR STRATEGIC INCOME - CLASS B: G.W. & Wade, Wellesley, MA (50.51%); FMR Corp., Boston, MA (6.66%); NFSC, New York, NY (6.01%).
ADVISOR STRATEGIC INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA
(100.00%).
ADVISOR STRATEGIC OPPORTUNITIES - CLASS A: Merrill Lynch Pierce Fenner, Jacksonville, FL (13.44%); CIGNA Securities, Hartford, CT (7.84%); A.G. Edwards & Sons, St. Louis, MO (6.55%); Smith, Barney, Lehman, New York, NY (5.20%).
ADVISOR STRATEGIC OPPORTUNITIES - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (7.45%); Smith, Barney, Lehman, New York, NY (6.89%); Dain Bosworth Inc., Minneapolis, MN (6.64%); NFSC, New York, NY (5.71%).
ADVISOR STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (88.87%).
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to the transfer agent and the pricing and bookkeeping agent, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, each trust, on behalf of each of fund, has entered into a revised transfer agent agreement, pursuant to which the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is each fund's manager pursuant to management contracts dated and approved by shareholders on the dates shown in the table below.

FUND                                         DATE OF MANAGEMENT CONTRACT   DATE OF SHAREHOLDER APPROVAL

   Overseas                                     1/1/93                        12/1/92

Mid Cap                                      1/18/96                       1/18/96

Equity Growth                                12/1/90                       11/14/90

Global Resources                             12/1/94                       11/16/94

Growth Opportunities                         1/1/95                        12/14/94

Strategic Opportunities                      11/29/90                      9/19/90

   Large Cap                                    1/18/96                       1/18/96

Equity Income                                8/1/86                        7/23/86

Income & Growth                              1/1/95                        12/14/94

Emerging Markets Income                      1/20/94                       2/10/94

High Yield                                   1/1/95                        12/14/94

Strategic Income                             9/16/94                       10/14/94

Government Investment                        1/1/95                        12/14/94

Intermediate Bond                            1/1/95                        12/14/94

Short Fixed-Income                           1/195                         12/14/94

High Income Municipal                        12/1/94                       11/16/94

Intermediate Municipal Income                7/1/95                        6/14/95

   Short-Intermediate Municipal Income          7/1/95                        6/14/95

   New York Municipal Income                    11/17/94                      12/8/94

   California Municipal Income                  12/14/95                      12/14/95


   For the services of FMR under its contract, Equity Income pays FMR a monthly management fee at the annual rate of .50% of its average net assets throughout the month.
For the services of FMR under each contract, Mid Cap, Equity Growth, Global Resources, Large Cap, Income & Growth, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, New York Municipal Income, and California Municipal Income each pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
For the services of FMR under each contract, Overseas, Growth Opportunities, and Strategic Opportunities each pays FMR a monthly management fee composed of the sum of two elements: a basic fee rate and a performance adjustment based on a comparison of the performance of Growth Opportunities, and Strategic Opportunities to that of the S&P 500 and the performance of Overseas to that of the capitalization-weighted EAFE. The capitalization weighted (cap-weighted) EAFE is an approximate representation of each country's share of the stock market value of all countries in the index.
COMPUTING THE BASIC FEE. The basic fee rate for each fund (except Equity Income) is composed of two elements: a group fee rate and an individual fund fee rate.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the
result of cumulatively     applying the annualized rates on the left. For
example, the effective annual fee rate at $366.9 billion of group net assets - the approximate level for December 1995 - was 0.3097% for equity funds and 0.1482% for fixed-income funds, which is the weighted average of the respective fee rates for each level of group net assets up $366.9 billion.
   BOND FUNDS
The following fee schedule is the current fee schedule for all bond funds except Emerging Markets Income and California Municipal Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1690

24         -     30          .1800     200             .1652

30         -     36          .1750     225             .1618

36         -     42          .1700     250             .1587

42         -     48          .1650     275             .1560

48         -     66          .1600     300             .1536

66         -     84          .1550     325             .1514

84         -     120         .1500     350             .1494

120        -     156         .1450     375             .1476

156        -     192         .1400     400             .1459

192        -     228         .1350

228        -     264         .1300

264        -     300         .1275

300        -     336         .1250

336        -     372         .1225

Over 372                     .1200

This fee schedule has been approved by the shareholders of each bond fund except Emerging Markets Income and California Municipal Income.
EMERGING MARKETS INCOME. The following fee schedule is the current fee schedule for Emerging Markets Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

On August 1, 1994, FMR voluntarily revised the group fee rate schedule for Emerging Markets Income, and added new breakpoints, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion. For average group assets in excess of $156 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120      -     156 billion   .1450%    $150 billion   .1736%

156        -     192           .1400     175            .1690

192        -     228           .1350     200            .1652

228        -     264           .1300     225            .1618

264        -     300           .1275     250            .1587

300        -     336           .1250     275            .1560

336        -     372           .1225     300            .1536

Over 372                       .1200     325            .1514

                                         350            .1494

                                         375            .1476

                                         400            .1459

   On January 1, 1996, FMR voluntarily added new breakpoints to the (revised, in the case of Emerging Markets Income) schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The (revised, in the case of Emerging Markets Income) group fee rate schedule and its extension provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $372 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 372             -          408 billion          .1200%          $  400 billion          .1459

   408               -          444                  .1175           425                     .1443

   444               -          480                  .1150           450                     .1427

   480               -          516                  .1125           475                     .1413

   Over 516                                          .1100           500                     .1399

                                                                     525                     .1385

                                                                     550                     .1372


   CALIFORNIA MUNICIPAL INCOME. The following fee schedule is the current fee schedule for California Municipal Income.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          $3 billion          .3700%          $ 0.5 billion          .3700%

   3                 -          6                   .3400           25                     .2664

   6                 -          9                   .3100           50                     .2188

   9                 -          12                  .2800           75                     .1986

   12                -          15                  .2500           100                    .1869

   15                -          18                  .2200           125                    .1793

   18                -          21                  .2000           150                    .1736

   21                -          24                  .1900           175                    .1690

   24                -          30                  .1800           200                    .1652

   30                -          36                  .1750           225                    .1618

   36                -          42                  .1700           250                    .1587

   42                -          48                  .1650           275                    .1560

   48                -          66                  .1600           300                    .1536

   66                -          84                  .1550           325                    .1514

   84                -          120                 .1500           350                    .1494

   120               -          156                 .1450           375                    .1476

   156               -          192                 .1400           400                    .1459

   192               -          228                 .1350           425                    .1443

   228               -          264                 .1300           450                    .1427

   264               -          300                 .1275           475                    .1413

   300               -          336                 .1250           500                    .1399

   336               -          372                 .1225           525                    .1385

   372               -          408                 .1200           550                    .1372

   408               -          444                 .1175

   444               -          480                 .1150

   480               -          516                 .1125

   Over 516                                         .1100


   The fee schedule has been approved by the shareholders of California Municipal Income.
EQUITY FUNDS
The following fee schedule is the current fee schedule for all equity funds (except Mid Cap, Large Cap, Strategic Opportunities, Equity Income, Equity Growth, and Overseas).
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .5200%    $ 0.5 billion   .5200%

3          -     6           .4900     25              .4238

6          -     9           .4600     50              .3823

9          -     12          .4300     75              .3626

12         -     15          .4000     100             .3512

15         -     18          .3850     125             .3430

18         -     21          .3700     150             .3371

21         -     24          .3600     175             .3325

24         -     30          .3500     200             .3284

30         -     36          .3450     225             .3249

36         -     42          .3400     250             .3219

42         -     48          .3350     275             .3190

48         -     66          .3250     300             .3163

66         -     84          .3200     325             .3137

84         -     102         .3150     350             .3113

102        -     138         .3100     375             .3090

138        -     174         .3050     400             .3067

174        -     210         .3000

210        -     246         .2950

246        -     282         .2900

282        -     318         .2850

318        -     354         .2800

354        -     390         .2750

Over 390                     .2700

   This fee schedule has been approved by shareholders of each equity fund except Mid Cap, Large Cap, Overseas, Equity Growth, Strategic Opportunities, and Equity Income (see chart indicating date of management contract and date of shareholder approval).
On January 1, 1996, FMR voluntarily added new breakpoints to the schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   EQUITY GROWTH AND STRATEGIC OPPORTUNITIES.     The following fee
schedule is the current fee schedule for Equity Growth and Strategic Opportunities.
   GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3253

   36                -          42                 .3400            250                    .3223

   42                -          48                 .3350            275                    .3198

   48                -          66                 .3250            300                    .3175

   66                -          84                 .3200            325                    .3153

   84                -          102                .3150            350                    .3133

   102               -          138                .3100

   138               -          174                .3050

   174               -          228                .3000

   228               -          282                .2950

   282               -          336                .2900

   Over 336                                        .2850


   Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 138             -          174 billion          .3050%           $150 billion          .3371%

   174               -          210                  .3000            175                   .3325

   210               -          246                  .2950            200                   .3284

   246               -          282                  .2900            225                   .3249

   282               -          318                  .2850            250                   .3219

   318               -          354                  .2800            275                   .3190

   354               -          390                  .2750            300                   .3163

   Over 390                                          .2700            325                   .3137

                                                                      350                   .3113

                                                                      375                   .3090

                                                                      400                   .3067


   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   OVERSEAS. The following fee schedule is the current fee schedule for
Overseas.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3253

   36                -          42                 .3400            250                    .3223

   42                -          48                 .3350            275                    .3198

   48                -          66                 .3250            300                    .3175

   66                -          84                 .3200            325                    .3153

   84                -          102                .3150            350                    .3133

   102               -          138                .3100

   138               -          174                .3050

   174               -          228                .3000

   228               -          282                .2950

   282               -          336                .2900

   Over 336                                        .2850


   Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 138             -          174 billion          .3050%           $150 billion          .3371%

   174               -          210                  .3000            175                   .3325

   210               -          246                  .2950            200                   .3284

   246               -          282                  .2900            225                   .3249

   282               -          318                  .2850            250                   .3219

   318               -          354                  .2800            275                   .3190

   354               -          390                  .2750            300                   .3163

   Over 390                                          .2700            325                   .3137

                                                                      350                   .3113

                                                                      375                   .3090

                                                                      400                   .3067


   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   MID CAP AND LARGE CAP. The following fee schedule is the current fee schedule for Mid Cap and Large Cap.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3249

   36                -          42                 .3400            250                    .3219

   42                -          48                 .3350            275                    .3190

   48                -          66                 .3250            300                    .3163

   66                -          84                 .3200            325                    .3137

   84                -          102                .3150            350                    .3113

   102               -          138                .3100            375                    .3090

   138               -          174                .3050            400                    .3067

   174               -          210                .3000            425                    .3046

   210               -          246                .2950            450                    .3024

   246               -          282                .2900            475                    .3003

   282               -          318                .2850            500                    .2982

   318               -          354                .2800            525                    .2962

   354               -          390                .2750            550                    .2924

   390               -          426                .2700

   426               -          462                .2650

   462               -          498                .2600

   498               -          534                .2550

   Over 534                                        .2500


   This fee schedule has been approved by the shareholders of each of Mid Cap and Large Cap.
The individual fund fee rates for each fund (except Equity Income) are set forth in the following chart. Based on the average group net assets of the funds advised by FMR for December 1995, the annual basic fee rate would be calculated as follows:



                              Group Fee Rate                     Individual Fund Fee Rate                     Basic Fee Rate

   Overseas                   .3097%                  +          0.45%                             =          .7597%

   Mid Cap                    .3097%                  +          0.30%                             =          .6097%

   Equity Growth              .3097%                  +           0.30%*                           =          .6097%

   Global Resources           .3097%                  +          0.45%                             =          .7597%

   Growth Opportunities        .3097%                  +          0.30%                             =          .6097%

   Strategic
Opportunities                  .3097%                  +          0.30%                             =          .6097%

   Large Cap                   .3097%                  +          0.30%                             =          .6097%

   Income & Growth             .3097%                  +          0.20%                             =          .5097%

   Emerging Markets
Income                         .1482%                  +          0.55%                             =          .6982%

   High Yield                  .1482%                  +          0.45%                             =          .5982%

   Strategic Income            .1482%                  +          0.45%                             =          .5982%

   Government Investment       .1482%                  +          0.30%                             =          .4482%

   Intermediate Bond           .1482%                  +          0.30%                             =          .4482%

   Short Fixed-Income          .1482%                  +          0.30%                             =          .4482%

   High Income Municipal       .1482%                  +          0.25%                             =          .3982%

   Intermediate Municipal
Income                         .1482%                  +          0.25%                             =          .3982%

   Short-Intermediate
Municipal                      .1482%                  +          0.25%                             =          .3982%
   Income

   New York Municipal
Income                         .1482%                  +          0.25%                             =          .3982%

   California Municipal
Income                         .1482%                  +           0.25%                            =          .3982%


   * Effective August 1, 1994, FMR voluntarily agreed to reduce the individual fund fee rate from 0.33% to 0.30%. If this reduction were not in effect during the fiscal years ended 1995, the total management fee would have been 0.64%.
One-twelfth (1/12) of this annual basic fee or management fee, as applicable, rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Strategic Opportunities, Overseas, and Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the investment performance of each applicable fund for the performance period exceeds, or is exceeded by, the record of the S&P 500 (Strategic Opportunities and Growth Opportunities), or the cap-weighted EAFE (Overseas) (the Indices) over the same period. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period equals 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is (plus/minus)0.20%. This performance comparison is made at the end of each month. One-twelfth of this rate is then applied to each fund's average net assets for the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee. For each fund, investment performance will be measured separately for each class of shares offered by that fund and the least of the results obtained will be used in calculating the performance adjustment to the management fee paid by the fund.
Each class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of each Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   The table below shows the management fees paid to FMR (including the amount of the performance adjustment); the dollar amount of negative or positive performance adjustments, if applicable; and the net management fee as a percentage of each fund's average net assets for the three most recent fiscal years.



                          FISCAL YEAR          MANAGEMENT FEE+          PERFORMANCE ADJUSTMENT          MANAGEMENT FEE
                          ENDED                                                                          AS A PERCENTAGE OF
                                                                                                         AVERAGE NET ASSETS

   OVERSEAS               10/31

   1995                                          $ 5,589,729              $ 307,727 (upward)             0.81%

   1994                                           3,435,695                133,032 (upward)              0.80

   1993                                           503,110                  3,885 (downward)              0.77

   EQUITY GROWTH          11/30

   1995                                           12,057,390               N/A                           0.61

   1994                                           6,567,305                N/A                           0.64

   1993                                           2,646,631                N/A                           0.66

   GLOBAL RESOURCES        10/31

   1995                                            1,730,945                N/A                           0.76

   1994                                            890,892                  N/A                           0.77

   1993                                            111,465                  N/A                           0.77

   GROWTH
OPPORTUNITIES             10/31

   1995                                           46,903,758               5,210,490 (upward)            0.69

   1994                                           22,087,985               2,130,192 (upward)            0.69

   1993                                           8,250,306                709,376 (upward)              0.68

   STRATEGIC
OPPORTUNITIES+++          12/31

   1995                                           3,510,812                91,269 (upward)               0.62

   10/1/94 -
12/31/94                                          682,856                  37,843 (upward)               0.67***

   10/1/93 -
9/30/94                                           2,582,584                359,674 (upward)              0.72

   1993                                            1,291,906                81,040 (upward)               0.54

   EQUITY INCOME           11/30

   1995                                            4,257,045                N/A                           0.50

   1994                                            1,392,206                N/A                           0.50

   1993                                            933,830                  N/A                           0.50

   INCOME & GROWTH          10/31

   1995                                            17,383,377               N/A                           0.51

   1994                                            13,325,884               N/A                           0.52

   1993                                            4,578,813                N/A                           0.53

   EMERGING MARKETS
INCOME                     12/31

   1995                                            283,122                  N/A                           0.70

   1994++                                          122,088                  N/A                           0.70

   HIGH YIELD              10/31

   1995                                            5,796,415                N/A                           0.60

   1994                                            3,737,959                N/A                           0.60

   1993                                            1,539,682                N/A                           0.51

   STRATEGIC INCOME        12/31

   1995                                            277,990                  N/A                           0.60

   1994++                                          10,348                   N/A                           0.60

   GOVERNMENT
INVESTMENT                 10/31

   1995                                            766,114                  N/A                           0.45

   1994                                            422,255                  N/A                           0.46

   1993                                            186,973                  N/A                           0.46

   INTERMEDIATE BOND       11/30

   1995                                            1,703,722                N/A                           0.45

   1994                                            1,180,785                N/A                           0.41

   1993                                            818,426                  N/A                           0.42

                           FISCAL YEAR          MANAGEMENT FEE+          PERFORMANCE ADJUSTMENT          MANAGEMENT FEE
                           ENDED                                                                          AS A PERCENTAGE OF
                                                                                                         AVERAGE NET ASSETS

   SHORT FIXED-
INCOME                     10/31

   1995                                           $ 2,889,187               N/A                           0.45%

   1994                                            3,713,144                N/A                           0.46

   1993                                            1,674,841                N/A                           0.47

   HIGH INCOME
MUNICIPAL                  10/31

   1995                                            2,289,466                N/A                           0.40

   1994                                            2,257,113                N/A                           0.41

   1993                                            1,314,060                N/A                           0.42

   INTERMEDIATE
MUNICIPAL                  11/30
   INCOME

   1995                                            292,469                  N/A                           0.40

   1994                                            286,027                  N/A                           0.41

   1993                                            156,087                  N/A                           0.42

   SHORT-
INTERMEDIATE               11/30
   MUNICIPAL INCOME

   1995                                            79,349                   N/A                           0.40

   1994++                                          31,109                   N/A                           0.41

   NEW YORK
MUNICIPAL                  10/31
   INCOME

   1995*                                           2,203**                  N/A                           0.39***


   * From August 21, 1995 (commencement of operations)
** Before reimbursement
*** Annualized
+ Management fee includes performance adjustments for Overseas, Growth Opportunities, and Strategic Opportunities.
++ Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, and New York Municipal Income commenced operations on March 10, 1994, October 31, 1994, March 16, 1994, and August 21, 1995, respectively. Management fee percentages for these funds are annualized.
+++ Strategic Opportunities' fiscal year end changed from September 30 to December 31 as of November 9, 1994.
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursement by FMR will increase each class's total returns and yield and repayment of the reimbursement by each class will lower its total returns and yield.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities. SUB-ADVISERS. On behalf of Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Income & Growth, High Yield, Intermediate Bond, Mid Cap, Large Cap, and Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Overseas, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. On behalf of Emerging Markets Income and Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of Overseas, Global Resources, Growth Opportunities, Mid Cap, Large Cap, Strategic Income, Income & Growth, High Yield, Intermediate Bond, Emerging Markets Income, and Short Fixed-Income, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focuses on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements, FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services. FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
On behalf of Overseas, Global Resources, Growth Opportunities, Mid Cap, Large Cap, Strategic Income, Income & Growth, Emerging Markets Income, High Yield, Short Fixed-Income, and Intermediate Bond, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
The table below shows the fees paid by FMR to FMR U.K., FMR Far East, FIIA, and FIJ, and by FIIA to FIIAL U.K. for providing investment advice and research services with respect to certain of the funds for the fiscal periods ended 1995, 1994, and 1993.
The other funds paid no investment sub-advisory fees for the fiscal periods ended 1995, 1994, and 1993.
   FEES PAID TO FOREIGN SUB-ADVISERS



   FUND
   FEES PAID BY FMR TO FMR U.K.                         FEES PAID BY FMR TO FMR FAR EAST


   1995          1994           1993                     1995                                1994                1993

   Overseas
   $ 364,803   $ 153,288         $ 14,363                 $ 352,004                              $ 174,129           $ 22,357

   Equity Growth
   31,519           13,191       3,144                     30,883                                15,192              5,021

   Global Resources
   9,872            2,598        N/A                       9,721                                 2,932             N/A

   Growth Opportunities
   212,175          67,818       N/A                        203,140                               82,741            N/A

   Strategic Opportunities
   5,261            7,794*       N/A                        5,862                                 7,712*           N/A
                    7,352**   4,560                                                               7,701**          11,267

   Equity Income
     23,713         12,197         4,669                    23,140                                13,970              7,199

   Income & Growth
     330,971         248,936          N/A                   304,870                               299,094           N/A


   TOTAL
    $ 978,314        $ 513,174         $ 26,736           $ 929,620                              $ 603,471           $ 45,844


   * From 10/1/93 - 9/30/94.
** From 10/1/94 - 12/31/94.
No fees were paid to FIJ, FIIA, and FIIAL U.K. for fiscal periods ended 1995, 1994 and 1993.
CONTRACTS WITH FMR AFFILIATES
State Street is transfer, dividend disbursing, and shareholder servicing agent for Class A shares of the taxable funds. FIIOC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for Class B and Institutional Class shares of the taxable funds. State Street has entered into sub-contracts with FIIOC pursuant to which FIIOC performs certain transfer, dividend disbursing and shareholder services for Class A shares of the taxable funds. UMB is the transfer, dividend disbursing, and shareholder servicing agent for Class A, Class B and Institutional Class shares of the municipal funds. UMB has entered into sub-contracts with FIIOC pursuant to which FIIOC performs transfer, dividend disbursing, and shareholder services for Class A, Class B, and Institutional Class shares of the municipal funds. Under these arrangements, FIIOC receives an annual account fee and an asset-based fee each based on account size. The account fee is subject to adjustment based on postal rate changes. The asset-based fees of the growth and growth and income funds are subject to adjustment if the year-to-date total return of the Standard & Poor's Composite Index of 500 Stocks is greater than positive or negative 15%. FIIOC also collects small account fees from certain accounts with balances of less than $2,500.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, State Street and FIIOC, as applicable, pay out-of-pocket expenses associated with providing transfer agent services.
   FSC, an affiliate of FMR, performs the calculations necessary to determine NAV and dividends for Class A, Class B, and Institutional Class of each taxable fund, maintains each taxable fund's accounting records and administers each taxable fund's securities lending program. UMB has an additional sub-contract with FSC pursuant to which FSC performs the calculations necessary to determine the NAV and dividends for the Class A, Class B, and Institutional Class of each municipal fund, and maintains the accounting records for each municipal fund. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically, 0.0600% (equity funds), 0.0750% (international funds), 0.0400% (fixed-income funds), or 0.0750% (high yield funds) for the first $500 million of average net assets and 0.0300% (equity funds) 0.0375% (international funds), 0.0200% (fixed-income funds) or 0.0375% (high yield funds) for average net assets in excess of $500 million. Prior to January 1, 1996, the annual fee rates for pricing and bookkeeping services for the international funds and high yield funds were based on each fund's average net assets, specifically, 0.0600% and 0.0400% respectively, for the first $500 million of average net assets, and 0.0300% and 0.0200%, respectively, for average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid by the funds for the past three fiscal years were as follows:

   FUND                                         1995                1994                        1993



   Overseas                                      $ 358,827           $ 251,241                   $ 57,711

   Equity Growth                                  680,671             461,039                     234,813

   Global Resources                               136,434             73,164                      45,425

   Growth Opportunities                           764,407             758,343                     513,950

   Strategic Opportunities                        315,623             61,356**                  N/A

                                                                      215,648***                  145,494

   Equity Income                                  404,628             168,364                     113,026

   Income & Growth                                758,290             750,743                     410,561

   Emerging Markets Income                        45,004              36,412*                   N/A

   High Yield                                     296,724             223,567                     121,204

   Strategic Income                               45,067              7,500*                    N/A

   Government Investment                          68,665              46,218                      46,457

   Intermediate Bond                              151,940             118,125                     81,106

   Short Fixed-Income                             231,369             264,455                     143,813

   High Income Municipal                          229,551             220,222                     157,559

   Intermediate Municipal Income                  48,976              48,062                      45,724

   New York Municipal Income                      8,710*                           N/A          N/A

   Short-Intermediate Municipal Income            46,467              31,953*                   N/A


   * Emerging Markets Income, Strategic Income, and Short-Intermediate Municipal Income commenced operations on March 10, 1994, October 31, 1994, and March 16, 1994, respectively. New York Municipal Income commenced operations on August 21, 1995.
** From 10/1/94 - 12/31/94.
*** From 10/1/93 - 9/30/94.
FSC also receives fees for administering each taxable fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal years ended 1995, 1994, and 1993, the taxable funds incurred no securities lending fees.
For the municipal funds, the transfer agent fees and charges, and pricing and bookkeeping fees described above are paid to FIIOC and FSC, respectively, by UMB, which is entitled to reimbursement from the class or the fund, as applicable, for these expenses.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC. The table below shows the sales charge revenue paid to FDC, and retained by FDC, for the following fiscal periods.



                                   SALES CHARGE REVENUE                              CDSC REVENUE

                   FISCAL YEAR    AMOUNT PAID                AMOUNT RETAINED           AMOUNT PAID           AMOUNT RETAINED
                   ENDED             TO FDC                  BY FDC                    TO FDC                BY FDC

   OVERSEAS        Oct. 31, 1995  $ 4,446,941                 $ 692,471                 $ 333                 $ 333

                   1994                9,596,831               1,436,765               N/A                   N/A

                   1993                3,895,423               567,983                 N/A                   N/A

   EQUITY
GROWTH             Nov. 30, 1995  13,514,763                   2,048,524               N/A                   N/A

                   1994                9,353,000               1,397,000               N/A                   N/A

                   1993                10,102,208              1,523,036               N/A                   N/A

   GLOBAL
RESOURCES          Oct. 31, 1995  2,777,231                    431,130                   247                   247

                   1994               3,854,629                567,671                 N/A                   N/A

                   1993               890,154                  130,927                 N/A                   N/A

   GROWTH
OPPORTUNITIES   Oct. 31, 1995         73,545,428               11,459,421              N/A                   N/A

                   1994               47,564,000               7,108,000               N/A                   N/A

                   1993               27,663,060               4,141,156               N/A                   N/A

   STRATEGIC
OPPORTUNITIES   Dec. 31, 1995         1,885,188                146,708                   40,916                40,916

                   Dec. 31, 1994      553,970*                 231,911                  12,307               12,307
                   Sep. 30, 1994          2,986,131**          447,011                   409                   409

                   Sep. 30, 1993          1,299,291            196,365                 N/A                   N/A

   EQUITY
INCOME             Nov. 30, 1995          10,583,118           1,676,479                 127,493               127,493

                   1994                   2,450,544            352,678                   30,093                30,093

                   1993                   792,962              117,757                 N/A                   N/A

   INCOME &
GROWTH             Oct. 31, 1995          10,070,941           1,674,121               N/A                   N/A

                   1994                   37,018,000           6,291,000               N/A                   N/A

                   1993                   28,877,882           4,215,606               N/A                   N/A

   EMERGING
MARKETS
INCOME             Dec. 31, 1995          465,187              245,371                   12,203                12,203

                   1994                   406,046              59,134                    2,877                 2,877

                   1993                 N/A                  N/A                       N/A                   N/A

   HIGH
YIELD              Oct. 31, 1995          8,787,240            1,328,830                 75,583                75,583

                   1994                   8,980,127            1,342,482                 15,765                15,765

                   1993                   10,465,950           1,524,348               N/A                   N/A

   STRATEGIC
INCOME             Dec. 31, 1995          842,000              100,905                   23,689                23,689

                   1994                   197,904              0                         9,542                 9,542

                   1993                 N/A                  N/A                       N/A                   N/A

   GOVERNMENT
INVESTMENT         Oct. 31, 1995          954,672              144,831                   10,268                10,268

                   1994                   996,242              168,939                   978                   978

                   1993                   993,386              145,628                 N/A                   N/A

   INTERMEDIATE
BOND               Nov. 30, 1995          1,297,536            198,826                   20,310                20,310

                   1994                   1,598,883            237,647                   1,279                 1,279

                   1993                   1,436,859            210,713                 N/A                   N/A

   SHORT
FIXED-INCOME       Oct. 31, 1995          786,085              167,907                 N/A                   N/A

                   1994                   4,396,909            877,639                 N/A                   N/A

                   1993                   5,308,796            968,759                 N/A                   N/A

   HIGH INCOME
MUNICIPAL          Oct. 31, 1995          2,247,388            353,128                   39,695                39,965

                   1994                   6,327,614            1,038,989                 0                     0

                   1993                   9,918,856            1,417,733               N/A                   N/A

   INTERMEDIATE
MUNICIPAL          Nov. 30, 1995          375,591              141,432                   1,449                 1,449
   INCOME

                   1994                   635,031              96,813                    0                     0

                   1993                   669,395              97,441                  N/A                   N/A

   SHORT
INTERMEDIATE       Nov. 30, 1995          316,185              239,796                 N/A                   N/A
   MUNICIPAL INCOME

                   1994                   122,128              13,369                  N/A                   N/A

                   1993                 N/A                  N/A                       N/A                   N/A





                                            SALES CHARGE REVENUE                                CDSC REVENUE

                    FISCAL YEAR             AMOUNT PAID                  AMOUNT RETAINED        AMOUNT PAID       AMOUNT RETAINED




   ENDED                   TO FDC                       BY FDC                 TO FDC              BY FDC

   NEW YORK         Oct. 31, 1995***        $ 0                          $ 0                    N/A                 N/A
   MUNICIPAL INCOME


   * For the fiscal period October 1, 1994 through December 31, 1994
** For the fiscal period October 1, 1993 through September 30, 1994
*** For the fiscal period August 21, 1995 through October 31, 1995 DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each class of shares of the funds (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class B, and Institutional Class shares of each fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
   Pursuant to the Class A Plans, FDC is paid a distribution fee as a percentage of Class A's average net assets at an annual rate of up to 0.75% for each of Equity Growth, Mid Cap, Large Cap, and Equity Income; up to 0.65% for each of Overseas, Growth Opportunities, Global Resources, Strategic Opportunities, and Income & Growth; up to 0.40% for each of
Emerging Markets Income, High     Yield, Strategic Income, Intermediate
Bond, Government Investment, High Income Municipal, Short-Intermediate Municipal Income, Intermediate Municipal Income, New York Municipal Income, and California Municipal Income; and up to 0.15% for Short Fixed-Income. Pursuant to the Class B Plans, FDC is paid a distribution fee as a percentage of Class B's average net assets at an annual rate of up to 0.75% for each fund with Class B shares. For the purpose of calculating the distribution fees, average net assets are determined as of the close of business on each day throughout the month, but excluding assets attributable to Class A shares of Equity Growth, Equity Income, Emerging Markets Income, Strategic Opportunities, and Overseas purchased more than 144 months prior to such day. Currently, the Trustees have approved a distribution fee for Class A at an annual rate of 0.50% for the Equity Funds; 0.25% for the Bond Funds and the Intermediate Bond Funds; and 0.15% for the Short Bond Funds. Currently, the Trustees have approved a distribution fee for Class B at an annual rate of 0.75% for Overseas, Mid Cap, Large Cap, Global Resources, Strategic Opportunities and Equity Income and 0.65% for the Bond Funds and the Intermediate Bond Funds. These fees may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so. Class B of each fund also pays investment professionals a service fee at an annual rate of 0.25% of its average daily net assets determined at the close of business on each day throughout the month for personal service and/or the maintenance of shareholder accounts.
The tables below show the distribution fees paid for Class A shares for the fiscal years ended 1995, 1994, and 1993, and for Class B shares for the fiscal periods ended 1995 and 1994. (Class B shares were not offered prior to June 30, 1994.)
   CLASS A DISTRIBUTION FEES



                 1993                                    1994                           1995

   FUND   PAID TO      RETAINED    TOTAL FEES   PAID TO      RETAINED    TOTAL FEES   PAID TO      RETAINED    TOTAL FEES
            INVESTMENT BY FDC                     INVESTMENT BY FDC                     INVESTMENT BY FDC
            PROFESSION                            PROFESSION                            PROFESSION
            ALS                                   ALS                                   ALS






 Overseas     $ 325,181  $ 97,554   $ 422,735  $ 2,139,864  $ 641,958  $ 2,781,822  $ 3,452,001     $ 1,049,755     $ 4,501,756

 Equity
Growth        258,713    883,141    1,141,854  3,312,525    999,987    4,312,512    6,750,062       2,123,261       8,873,323

 Global       69,457     23,643     93,100     577,607      173,281    750,888      1,133,430       340,109         1,473,539
 Resources

 Growth       5,996,770  1,799,030  7,795,800  16,056,714   4,817,016  20,873,730   33,781,082      10,228,188      44,009,270
 Opportunities

 Strategic    1,092,965  330,491    1,423,456  470,225      141,067    611,292      2,377,409       804,604         3,182,013
 Opportunities

 Equity
Income        94,623     28,435     123,058    441,208      132,362    573,570      2,339,815       710,240         3,050,055

 Income &     4,330,092  1,299,026  5,629,118  13,406,000   3,203,000  16,608,814   16,748,635      5,165,858       21,914,493
 Growth

 Emerging     N/A        N/A        N/A        31,604       8,331      39,935       71,061          12,300          83,361
 Markets
 Income

 High
Yield         745,985    0          745,985    1,526,214    0          1,526,214    2,185,795       33,785          2,219,580

 Strategic    N/A        N/A        N/A        1,626        488        2,144        62,957          6,002           68,959
 Income

 Government   101,721    0          101,721    227,532      0          227,532      391,918         7,088           399,006
 Investment

 Intermediate  56,220    0          56,220     264,949      0          264,949      463,806         0               463,806
 Bond

 Short Fixed-  538,933   0          538,933    1,212,008    0          1,212,008    933,777         18,975          952,752
 Income

 High Income   789,518   0          789,518    1,374,438    0          1,374,438    1,358,027       8,150           1,366,177
 Municipal

 Intermediate  38,552    0          38,552     138,512      0          138,512      143,424         1,599           145,023
 Municipal
 Income

 Short-        N/A       N/A        N/A        11,446       0          11,446       27,895          1,646           29,541
 Intermediate
 Municipal
 Income

 New York      N/A       N/A        N/A        N/A          N/A        N/A           368             0               368
 Municipal
 Income


   CLASS B DISTRIBUTION FEES



                                1994                                                        1995

   FUND          SHAREHOLDER    RETAINED BY    TOTAL FEES          SHAREHOLDER          RETAINED BY           TOTAL FEES
                 SERVICE FEES   FDC                                SERVICE FEES          FDC

   Overseas    N/A                 N/A            N/A                  $ 1,155               $ 3,566               $ 4,721

   Global
Resources      N/A                 N/A            N/A                   1,047                 3,141                 4,188

   Strategic
Opportunities  $ 7,964              $ 23,892   $ 31,856             116,312               359,793               476,105

   Equity
Income         16,215                54,580    70,795              332,413               996,566               1,328,979

   Emerging Markets
               3,215                 9,771     12,986              17,429                52,283                69,712
   Income

   High
Yield          7,052                 21,157    28,209              179,328               537,580               716,908

   Strategic
Income         2,155                 6,465     8,620               46,578                139,735               186,313

   Government
Investment     817                   2,449     3,266               16,159                48,662                64,821

   Intermediate
Bond           1,689                 5,070     6,759               21,738                65,218                86,956

   High Income
Municipal      3,238                 9,713     12,951              54,382                163,013               217,395

   Intermediate
Municipal      965                   2,893     3,858               9,498                 28,714                38,212
   Income

   New York
Municipal      N/A                 N/A            N/A                   432                   1,298                 1,730
   Income


   Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Class A and Class B Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources to reimburse FDC for expenses incurred in connection with the distribution of the applicable class, including payments made to third parties that assist in
selling shares of the     applicable class of each fund or to third
parties, including banks, that render shareholder support services. Each Institutional Plan specifically recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of Institutional Class shares. This may include reimbursing FDC for payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of Institutional Class shares. The Trustees have authorized such payments for all classes of the funds.
   For the fiscal year ended 1995, payments made by FMR either directly or indirectly through FDC to third parties amounted to $7,752 and $44, on behalf of Class A and Class B respectively, of Emerging Markets Income, and $89 on behalf of Class A of Strategic Income. No third party payments were made by FMR in the fiscal year ended 1995 on behalf of the applicable classes of the other funds.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plans do not authorize payments by the Institutional Class of each fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Class A and Class B Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
   The Plans were approved by the shareholders of each class on the dates shown in the table below:

                                                DATE OF SHAREHOLDER APPROVAL

   Fund                                         CLASS A                               CLASS B           INSTITUTIONAL

   Overseas                                     10/18/90                              06/30/95          06/30/95

   Mid Cap                                      1/18/96                               1/18/96           1/18/96

   Equity Growth                                09/25/86                              N/A               09/25/86

   Global Resources                             12/01/94                              06/30/95          06/30/95

   Growth Opportunities                         01/01/95                              N/A               06/30/95

   Strategic Opportunities                      08/25/87                              06/26/94          06/30/95

   Large Cap                                    1/18/96                               1/18/96           1/18/96

   Equity Income                                07/23/86                              06/26/94          07/23/86

   Income & Growth                              01/01/95                              N/A               06/30/95

   Emerging Markets Income                      02/10/94                              05/26/95          06/30/95

   High Yield                                   01/01/95                              01/01/95          06/30/95

   Strategic Income                             10/14/94                              10/14/94          06/30/95

   Government Investment                        01/01/95                              01/01/95          12/23/87

   Intermediate Bond                            01/01/95                              01/01/95          12/23/87

   Short Fixed-Income                           01/01/95                              N/A               06/30/95

   High Income Municipal                        12/01/94                              12/01/94          06/30/95

   Intermediate Municipal Income                07/01/95                              06/26/94          10/21/87

   Short-Intermediate Municipal Income          07/01/95                              N/A               06/30/95

   New York Municipal Income                    12/08/94                              12/08/94          06/30/95

   California Municipal Income                  11/18/94                              11/18/94          06/30/95


The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Equity Growth, Mid Cap, and Large Cap are funds of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 24, 1983, as amended and restated July 18, 1991, and as supplemented April 15, 1993. On July 18, 1991, the name was changed from Equity Growth to Fidelity Broad Street Trust. On April 15, 1993, its name was changed by an amendment to the Declaration of Trust from Fidelity Broad Street Trust to Fidelity Advisor Series I.
Short Fixed-Income Fund, Government Investment Fund, High Yield Fund, Growth Opportunities Fund, and Income & Growth Fund are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated April 24, 1986. On April 7, 1993, the Board of Trustees voted to change the name of the trust from Fidelity Diversified Trust to Fidelity Advisor Series II. Equity Income Fund is a fund of Fidelity Advisor Series III, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 17, 1982. On January 29, 1986, the name was changed from Equity Portfolio: Income to Fidelity Franklin Street Trust. On April 15, 1993 the trust's name was again changed to Fidelity Advisor Series III.
Intermediate Bond Fund is a fund of Fidelity Advisor Series IV, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 6, 1983. On January 29, 1992 the name of the trust was changed from Income Portfolios to Fidelity Income Trust, and on April 15, 1993, the Board of Trustees voted to change the trust's name to Fidelity Advisor Series IV. An amended and restated Declaration of Trust, dated March 16, 1995, was filed on April 12, 1995.
Global Resources Fund, High Income Municipal Fund, California Municipal Income, and New York Municipal Income are funds of Fidelity Advisor Series V, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated April 23, 1986, as amended and restated July 18, 1991, and as supplemented April 15, 1993. On July 18, 1991, the Board of Trustees voted to change the name of the trust from Plymouth Investment Series to Fidelity Investment Series, and on April 15, 1993, the Board voted to change the trust's name to Fidelity Advisor Series
V. An amended and restated Declaration of Trust dated March 16, 1995 was filed on April 12, 1995.
Short-Intermediate Municipal Income Fund and Intermediate Municipal Income Fund are funds of Fidelity Advisor Series VI, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 1, 1983, as amended and restated May 5, 1993. On January 29, 1992, the name of the trust was changed from Tax-Exempt Funds to Fidelity Oliver Street Trust and on April 15, 1993 the Board of Trustees voted to change the name of the trust to Fidelity Advisor Series VI.
Overseas Fund is a fund of Fidelity Advisor Series VII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 21, 1980 as amended and restated July 18, 1991 and as supplemented April 15, 1993. On July 18, 1991, the Board of Trustees voted to change the name of the trust from Plymouth Securities Trust to Fidelity Securities Trust, and on April 15, 1993 the Board of Trustees voted to change the name of the trust to Advisor Series VII. Strategic Opportunities Fund, Strategic Income Fund, and Emerging Markets Income Fund are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated October 1, 1986 and as supplemented November 29, 1990. On April 15, 1993 the name of the trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII.
Each Declaration of Trust permits the Trustees to create additional funds.
   In the event that FMR ceases to be the investment adviser to a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in the prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject the holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive rights, and Class A and Institutional Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shareholders of Global Resources, Growth Opportunities, Equity Income, Income & Growth, High Yield, High Income Municipal, Government Investment, Intermediate Bond, Intermediate Municipal Income, California Municipal Income, New York Municipal Income, Short Fixed-Income, and Short-Intermediate Municipal Income receive one vote for each dollar of net asset value owned. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or class of a fund may, as set forth in the Declaration of Trust, call meetings of the trust, fund or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the funds of Advisor Series I, VI, VII, and VIII, or, as determined by the current value of each shareholder's investment in the funds of Advisor Series II, III, IV, and V. If not so terminated, each trust and funds will continue indefinitely. Global Resources, Growth Opportunities, Income & Growth, Emerging Markets Income, Strategic Opportunities, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, California Municipal Income, New York Municipal Income, Mid Cap, Large Cap, and Intermediate Municipal Income may invest all of their assets in another investment company.
   CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Mid Cap, Global Resources, Growth Opportunities, Strategic Opportunities, and Large Cap. The Chase
Manhattan Bank, N.A., 1211 Avenue     of the Americas, New York, New York,
is custodian of the assets of Overseas, Equity Growth, Equity Income, Income & Growth, and Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of High Income Municipal, Intermediate Municipal Income, California Municipal Income, New York Municipal Income, and Short-Intermediate Municipal Income. The custodian is responsible for the safekeeping of the fund's assets and the appointment of subcustodian
banks and clearing agencies. The custodian takes no part in    determining
the investment policies of the fund or in deciding which securities are purchased or sold by a fund. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain of the funds advised by FMR. The Boston branch of the custodian bank of Global Resources, Growth Opportunities, and Strategic Opportunities leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   AUDITOR. Coopers & Lybrand, L.L.P., serves as the independent accountant for Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, Emerging Markets Income, High Yield, New York Municipal Income, California Municipal Income, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income. Price Waterhouse LLP, serves as the independent accountant for Overseas. The auditor examines financial statements for each fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended October 31, November 30, or December 31, 1995, as appropriate, are included in the Annual Reports, which are separate reports supplied with this SAI. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the
prerefunded bond is    considered to be the number of days to the announced
call date of the bonds. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed
securities, are determined on a weighted average life basis,     which is
the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.


                     Fidelity Advisor Funds: Institutional Class
                                Cross Reference Sheet
       Form N-1A                                  Statement of Additional
       Item Number                                   Information Section
       -----------                               -----------------------
       10, 11  . . . . .  . . . . . . . .   Cover Page; Table of Contents
       12  . . . . .  . . . . . . . . . .   Description of the Trusts
       13    a - c    . . . . . . . . . .   Investment Policies and Li
                                            mitations
             d   . . .. . . . . . . . . .   Portfolio Transactions
       14    a - c    . . . . . . . . . .   Trustees and Officers
       15    a   . .  . . . . . . . . . .   *
             b - c    . . . . . . . . . .   Trustees and Officers
       16    a    i  . .  . . . . . . . .   FMR
                  ii   .  . . . . . . . .   Trustees and Officers
                  iii  .  . . . . . . . .   Management Contracts; Con
                                            tracts with FMR Affiliates
             b - d   . .  . . . . . . . .   Management Contracts; Con
                                            tracts with FMR Affiliates
             e   . . . .  . . . . . . . .   Management Contracts
             f   . . . .  . . . . . . . .   Distribution and Service Plans
             g   . . . .  . . . . . . . .   *
             h   . . . .  . . . . . . . .   Description of the Trusts
             i   . . . .  . . . . . . . .   Contracts with FMR Affiliates
       17    a   . . . .  . . . . . . . .   Portfolio Transactions
             b   . . . .  . . . . . . . .   Portfolio Transactions
             c   . . . .  . . . . . . . .   Portfolio Transactions
             d            . . . . . . . .   Portfolio Transactions

       Form N-1A                                   Statement of Additional
       Item Number                                   Information Section
       -----------                                 ---------------------
             e      . . . . . . . . . . .   *
       18    a   . .. . . . . . . . . . .   Description of the Trusts
             b   . .. . . . . . . . . . .   *
       19    a   . .. . . . . . . . . . .   Additional Purchase, Exchange
                                            and Redemption Information
             b   . .. . . . . . . . . . .   Valuation; Additional Pur
                                            chase, Exchange and Redemption
                                            Information
             c   . .. . . . . . . . . . .   *
       20                                   Distributions and Taxes
       21    a, b  .. . . . . . . . . . .   Distribution and Service
                                            Plans; Contracts with FMR
                                            Affiliates
             c   . .. . . . . . . . . . .   *
       22  . . . . .. . . . . . . . . . .   Performance; Appendix
       23  . . . . .. . . . . . . . . . .   Financial Statements
     *      Not Applicable


FIDELITY ADVISOR FUNDS
INSTITUTIONAL CLASS
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1996
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1996) for Institutional Class shares. Please retain this document for future reference. The funds' financial statements and
financial highlights, included in their     respective Annual Reports, for
the most recent fiscal period are incorporated herein by reference. To obtain an additional copy of this SAI, the Prospectus or any Annual Report,
please call Fidelity Distributors    Corporation, 82 Devonshire Street,
Boston, Massachusetts 02109 or your investment professional.

TABLE OF CONTENTS                                                               PAGE

Investment Policies and Limitations

Special Considerations Affecting Canada

Special Considerations Affecting Latin America

Special Considerations Affecting Japan, the Pacific Basin, and Southeast Asia

Special Considerations Affecting Europe

Special Considerations Affecting Africa

Special Considerations Affecting New York

Special Considerations Affecting California

Special Considerations Affecting Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Distribution and Service Plans

Description of the Trusts

Financial Statements

Appendix



   ACOM-ptb-296
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor High Income Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate
 Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor California Municipal Income Fund

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.
 (FMR U.K.)
Fidelity Management & Research (Far East) Inc.
 (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.)
 Limited (FIIAL U.K.)
Fidelity Investments Japan Limited (FIJ)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC) (Taxable
Funds)
UMB Bank, n.a. (UMB) (Municipal Funds)

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval of a "majority of the outstanding voting securities"
   (as defined in the Investment Company Act of 1940     (1940
Act    )   )     of the fund. However, except for the fundamental
investment limitations listed below and the policies restated in the "Fundamental Policies" paragraph on page , the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of the fund's total assets would be invested in the securities of such issuer or (ii) the fund would hold more than 10% of the outstanding voting securities of such issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the price at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
MID CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
   (x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Warrants acquired by the fund in units or attached to securities are not subject to this restriction.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EQUITY GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer;
(2) make short sales of securities (unless it owns or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold), provided, however, that the fund may purchase or sell futures contracts;
(3) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite any issue of securities (to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(7) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities;
(10) purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as a part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund);
(11) purchase the securities of any issuer if, as a result, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years of continuous operation; or
(12) invest in oil, gas, or other mineral exploration or development programs.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable, or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(iii) would exceed 10% of the fund's net assets.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(vii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(viii) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
GLOBAL RESOURCES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of such issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities
that are deemed to be illiquid because    they are subject to legal or
contractual restrictions on resale or because     they cannot be sold or
disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to invest in physical commodities other than precious metals (i.e., gold, palladium, platinum and silver) and it intends to limit such investments to not more than 25% of the fund's total assets. The fund may receive no more than 10% of its yearly income from gains resulting from selling metals or any other physical commodity.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xiii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures contracts and options, see the section entitled "Futures and Options" on page .
GROWTH OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments, and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limit does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
STRATEGIC OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer;
(2) purchase the securities of any issuer, if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held in the fund's portfolio;
(3) issue senior securities (except to the extent that issuance of one or more classes of shares of the fund in accordance with an order issued by the Securities and Exchange Commission may be deemed to constitute issuance of a senior security);
(4) make short sales of securities, (unless it owns, or by virtue of its ownership of other securities has the right to obtain, at no additional cost, securities equivalent in kind and amount to the securities sold); provided, however, that the fund may enter into forward foreign currency exchange transactions; and further provided that the fund may purchase or sell futures contracts;
(5) purchase any securities or other property on margin, (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts;
(6) borrow money except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets, will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding;
(7) underwrite any issue of securities (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of "restricted securities");
(8) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry;
(9) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(11) lend any security or make any other loan if as a result, more than 33 1/3% of the fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or
(ii) by engaging in repurchase agreements with respect to portfolio securities;
(12) purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the value of total assets of the fund). The fund may not purchase or retain securities issued by other open-end investment companies;
(13) invest more than 5% of the fund's total assets (taken at market value) in the securities of companies which, including predecessors, have a record of less than three years' continuous operation; or
(14) invest in oil, gas, or other mineral exploration or development programs.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (6)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(ii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iii) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(ii) would exceed 10% of the fund's net assets.
(iv) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(v) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(vii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
LARGE CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
   (x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Warrants acquired by the fund in units or attached to securities are not subject to this restriction.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EQUITY INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
INCOME & GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of its net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
EMERGING MARKETS INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xiii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
HIGH YIELD FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the value of the fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(ix) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
STRATEGIC INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans and loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded loan commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral explorations or development programs or leases.
(xi) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
GOVERNMENT INVESTMENT FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940.
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the fund has purchased, after taking into account unrealized profits and losses on such contracts would exceed 5% of the fund's total assets.
(xiii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
INTERMEDIATE BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments, and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(vii) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(viii) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(ix) The fund currently does not intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to (a) purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
SHORT FIXED-INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (i) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
HIGH INCOME MUNICIPAL FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests of real estate investment trusts that are not readily marketable, or to invest in interests of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(   viii    ) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" on page .
INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. Any securities issued by other investment companies would also have to meet the fund's credit and maturity standards. In some cases, other investment companies may incur expenses that are comparable to expenses paid by the fund, which would be taken into account in considering investments in such securities.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas, other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and Trustees of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures contracts and options, see the section entitled "Futures and Options" beginning on page . SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
(x) The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)
(xi) The fund does not currently intend to invest in interests of real estate investment trusts that are not readily marketable, or to invest in interests of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(xii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xiii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the
section entitled "Futures and Options" beginning on page     .
NEW YORK MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Futures and Options" beginning on page .
CALIFORNIA MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a " regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transaction, see the section entitled "Futures and Options" beginning on page .
EACH FUND'S INVESTMENTS MUST BE CONSISTENT WITH ITS INVESTMENT OBJECTIVE AND POLICIES. ACCORDINGLY, NOT ALL OF THE SECURITY TYPES AND INVESTMENT TECHNIQUES DISCUSSED BELOW ARE ELIGIBLE INVESTMENTS FOR EACH OF THE FUNDS. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. A fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. A fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity, or could suffer a loss.
A fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the municipal funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each municipal fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable obligations, it would purchase securities that, in FMR's judgment, are of high quality. These
would include those    obligations     issued or guaranteed by the U.S.
   G    overnment or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The funds' standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investor Services (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the municipal funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the municipal funds' holdings would be affected and the Trustees would reevaluate the municipal funds' investment objectives and policies.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, a fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time.
FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of the security purchased by the fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of a default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging market securities may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of
litigation against    a     fund and the risk of actual liability if a fund
is involved in litigation. No guarantee can be made, however, that
litigation against    a     fund will not be undertaken or liabilities
incurred.
       FUTURES AND OPTIONS. The following paragraphs pertain to futures and options; Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500
Stocks (S&P 500   (copyrite    )    or the Bond Buyer Municipal Bond Index.
Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. Each fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on each fund's investments in futures contracts and options, and each fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (OTC) (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the
liquidity of a fund's investments, FMR may consider various factors   ,
including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government-stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, municipal lease obligations, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a fund were in a position where more than 10% or 15% of its net assets (see each fund's non-fundamental investment limitations) was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income each will participate in the interfund borrowing program only as a borrower. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Each fund (except High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income) will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than those of bonds with comparable maturities.
   ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is located in a particular country if:
1) the security is issued or guaranteed by the government of the country; or 2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for a fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
LOWER-QUALITY MUNICIPAL SECURITIES. While the market for municipals is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and a fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to
pursue litigation or otherwise exercise its rights as a securi   ty holder
to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES. A fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract, and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
MUNICIPAL SECTORS:
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and Federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral during periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES INDUSTRY. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital,
(c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE INDUSTRY. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They are generally secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier that uses the airport as a hub. Air traffic generally tracks broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads, and the general economic health of the area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PHYSICAL COMMODITIES. As a practical matter, investments in physical commodities can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. FMR, in addressing these concerns, currently intends to purchase only readily marketable precious metals and to deliver and store them with a qualified U.S. bank. Investments in bullion earn no investment income and may involve higher custody and transaction costs than investments in securities. Global Resources may receive no more than 10% of its yearly income from gains resulting from selling metals or any other physical commodity. Therefore, the fund may be required either to hold its metals or to sell them at a loss, or to sell its portfolio securities at a gain,when it would not otherwise do so for investment reasons.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's (except Equity Growth's) current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Equity Growth will engage in repurchase agreement transactions only with banks of the Federal Reserve System and primary dealers in U.S. Government securities.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SOVEREIGN DEBT OBLIGATIONS. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments. STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
Privately stripped government securities are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by government agencies also may be stripped in this fashion.
Because of the SEC's views on privately stripped government securities, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. A fund currently intends to purchase only those privately stripped government securities that have either received the highest ranking from two nationally recognized rating services (or one, if only one has rated the security) or, if unrated, have been judged to be of equivalent quality by FMR pursuant to procedures adopted by the Board of Trustees.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with a fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
TENDER OPTION BONDS are created by coupling an intermediate-or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a fund, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit a fund to sell them at par value plus accrued interest on short notice.
In many instances bonds and participation interests have tender options or demand features that permit a fund to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. The funds consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly, the funds intend to purchase these instruments based on opinions of bond counsel. The funds may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.
WARRANTS are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
   A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separative Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
The following paragraph restates fundamental policies previously disclosed in the above descriptions of security types and investment practices. FUNDAMENTAL POLICIES: It is the policy of Equity Growth to engage in repurchase agreement transactions only with banks of the Federal Reserve System and primary dealers in U.S. Government securities.
SPECIAL CONSIDERATIONS AFFECTING CANADA
Canada occupies the northern part of North America and is the second largest country in the world (3.97 million square miles in area) extending from the Atlantic Ocean to the Pacific Ocean. The companies in which a fund may invest include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration products. Canada is one the world's leading industrial countries and is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint. Canada is also a major exporter of agricultural products. The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. Canada is a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investments.
Securities of Canadian companies are not considered by FMR to have the same level of risk as those of other non-U.S. companies. Canadian and U.S. companies are generally subject to similar auditing and accounting procedures, and similar government supervision and regulation. Canadian markets are more liquid than many other foreign markets and share similar characteristics with U.S. markets. A fund may elect to participate in new equity issues or initial public offerings of Canadian companies.
Many factors affect and could have an adverse impact on the financial condition of Canada, including social, environmental and economic conditions, factors which are not within the control of Canada. Although the Canadian political system is generally more stable than that of many other foreign countries, continued tension with respect to greater independence for, or possible separation of, Quebec causes political uncertainty. Moreover, while the Canadian dollar is generally less volatile relative to the U.S. dollar than other foreign currencies, the value of the Canadian dollar has decreased significantly in recent years. Continued efforts to reduce the structural Canadian budget deficit will be required. FMR is unable to predict what effect, if any, such factors would have on instruments held in the fund's portfolio.
The United States-Canada Free Trade Agreement, which became effective in January 1989, will be phased in over a period of ten years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Canada, the United States, and Mexico have implemented the North American Free Trade Agreement (NAFTA), which was entered into in 1994. This cooperation is expected to lead to increased
trade    and reduced trade barriers.
SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock, and agriculture. The region has a large population (roughly 300 million) representing a large number of markets. The region has been in transition over the last five years from the stagnant 1980s, which were characterized by poor economic policies, higher international interest rates, and limited access to new foreign capital. Economic growth was strong in the 1960s and 1970s, but slowed dramatically in the 1980s as a result of poor economic policies, higher international interest rates and the denial of access to new foreign capital.
High inflation and low economic growth have given way to stable, manageable inflation rates and higher economic growth, although political turmoil (including assassinations) continues in some countries. Changes in political leadership and the implementation of market-oriented economic policies, such as privatization, trade reform, and fiscal and monetary reform are among the recent steps taken to modernize the Latin American economies and regenerate growth in the region. Various trade agreements have also been formed within the region, including the Andean Pact, Mercosur, and NAFTA. NAFTA, which was implemented on January 1, 1994, is the largest of these agreements.
Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies have typically been weak, given high inflation rates, but have stabilized more recently. Most currencies are not free floating, but wide fluctuations in value over relatively short periods of time can still occur due to changes in the market.
Mexico's economy has been transformed significantly over the last six to seven years. In the past few years, the government has sold the telephone company, the major steel companies, the banks, and many other industries. The remaining major state ownership is in the oil and electricity sectors. The United States is Mexico's major trading partner, accounting for two-thirds of its exports and imports. The Mexican government, in consultation with international economic agencies, is implementing programs to stabilize the economy and foster growth. For example, Mexico, the United States, and Canada implemented NAFTA. This cooperation is expected to lead to increased trade and reduced trade barriers.
In the early 1980s, Mexico experienced a foreign debt crisis. By 1987, foreign debt had reached prohibitive levels, accounting for 90% to 95% of Gross Domestic Product (GDP), thus draining Mexico of its resources. In December 1994, Mexico reversed a long-held currency policy by devaluing the Mexican peso and allowing it to float freely. The value of the peso against the U.S. dollar and other currencies declined sharply. As a result, Mexican stocks plunged while interest rates soared, and other Latin America securities markets were also adversely affected. Extension and continuance of financial aid to Mexico from the U.S., including loan guarantees, is uncertain at this time. In addition, continued political unrest, particularly in southern Mexico, and uncertainty as to the effectiveness of reforms have recently had an adverse impact on economic development.
Brazil entered the 1990s with declining real growth, runaway inflation, an unserviceable foreign debt of $122 billion, and a lack of policy direction. Over the last two years, Brazil has stabilized its domestic economy through a relentless process of balancing the government budget, the privatization of state enterprises, deregulation and reduction of red tape, and the introduction of greater competition into the domestic business environment. Inflation has been reduced from 50% per month to about 3% per month since mid 1994. A major long-run strength is Brazil's natural resources. Iron ore, bauxite, tin, gold, and forestry products make up some of Brazil's natural resource base, which includes some of the largest mineral reserves in the world. In terms of population, Brazil is the sixth largest country in the world with about 155 million people, and represents a huge domestic market.
Chile, like Brazil, is endowed with considerable mineral resources, particularly copper, which accounts for 40% of total exports. Economic reform has been ongoing in Chile for at least 15 years, but political democracy has only recently returned. Privatization of the public sector beginning in the early 1980s has bolstered the equity market. A well-organized pension system has created a long-term domestic investor base.
Argentina is strong in wheat production and other foodstuffs and in livestock ranching. A well-educated and skilled population boasts one of the highest literacy rates in the region. The country has been ravaged by decades of extremely high inflation and political instability. Thanks to structural reforms, the revitalized Argentine economy has been among the top three fastest growing economies in the world over the last three years. The newly created Argentine economic institutions have integrated the country with the rest of the world, leaving the state to concentrate on its essential functions. Privatization is ongoing and should reduce the amount of external debt outstanding. The markets for labor, capital, and goods and services have been deregulated. Nearly all non-tariff barriers and export taxes have been eliminated, the tariff structure has been simplified, and tariffs have been sharply reduced.
Venezuela has substantial oil reserves. External debt is being renegotiated, and the government is implementing economic reform in order to reduce the size of the public sector. Internal gasoline prices, which are one-third those of international prices, are being increased in order to reduce subsidies. The failure of major banks adversely affected the Venezuelan economy in 1994 and could continue to have a negative impact. Plans for privatization and exchange and interest rate liberalization are examples of recently introduced reforms.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS
JUNE 1995
            MILLIONS

Argentina    $ 33,498

Brazil        149,110

Chile         83,453

Colombia      18,176

Mexico        93,638

Peru          9,997

Venezuela     4,936

Source: IFC (International Finance Corporation, Second Quarter 1995) REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
Argentina   7.1%

Brazil      5.7%

Chile       4.2%

Mexico      3.5%

Venezuela   3.3%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST
ASIA
Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.
The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.
The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports to Organization for Economic Cooperation and Development (OECD) countries. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity in many Asian countries has enabled them to achieve, or maintain, their status as top exporters while improving their national living standards.
Thailand has one of the fastest growing stock markets in the world. The manufacturing sector is becoming increasingly sophisticated and is benefiting from export-oriented investing. The manufacturing and service sectors continue to account for the bulk of Thailand's economic growth. The agricultural sector continues to become less important. The government has followed fairly sound fiscal and monetary policies, aided by increased tax receipts from a fast moving economy. The government also continues to move ahead with new projects - especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. The country enjoys an able bureaucracy that has maintained economic policy during the country's many coups. In recent years, the risk of a coup has diminished, but corruption remains widespread.
Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth, which was vigorous in the 1980s. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East.
In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well developed sectors in electronics, automobiles, textiles and shoe manufacture, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 8.3% in 1994. Both South Korea and North Korea joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation. The reunification of North and South Korea could have a detrimental effect on the economy of South Korea. Indonesia is a mixed economy with many socialist institutions and central planning but with a recent emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth, yet with a large and rapidly increasingly population, it remains a poor country. Dependent on oil prices during the 1980s, its manufactured products now predominate, contributing 21% of GDP. Indonesia's development is progressing smoothly, and it has become the world's twelfth largest economy.
Malaysia has one of the fastest growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the United States and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability as the government followed prudent fiscal and monetary policies. Malaysia's high export dependence level leaves it vulnerable to recession in the OECD countries or to a fall in world commodity prices.
India is one of the world's top fifteen industrial nations and has considerable natural resources. The government exercises significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on private sector companies, market conditions, and prices and yields of securities of Indian issuers held by a fund. Policymakers in India actively encourage foreign direct investment, particularly in labor intensive industries. In addition, Indian stock exchanges rely entirely on delivery of physical share certificates and have experienced operational difficulties. These problems have included the existence of fraudulent shares in the market, failed trades, and delays in the settlement and registration of securities transactions. Indian stock exchanges have in the past been forced to close for political reasons; for example, a brokers' strike closed the exchange for ten days in December 1993, and there is no assurance that the exchanges will not be forced to close again.
Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and the early 1980s, the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia. Singapore holds a position as a major oil refining and services center.
Japan currently has the second largest GDP in the world. The Japanese economy has grown substantially over the last three decades. Its growth rate averaged over 5% in the 1970s and 1980s. However, in 1994, the growth rate in Japan slowed to 0.6% and its budget showed a deficit of 7.8% of GDP. Despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Japan is suffering its worst recession in two decades. Profits have fallen sharply, unemployment has reached an historical high of 3.2%, and consumer confidence is low. The banking sector has experienced a sharp rise in non-performing loans, and strains in the financial system may continue. Nine discount rate cuts since their peak of 6% in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system, and spending for reconstruction following the Kobe earthquake should help to contain recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.
In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration in their competitiveness due to high wages, a strong currency, and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. These activities have resulted in turmoil, uncertainty, and a crisis of confidence.
Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers, and other protectionist or retaliatory measures of, as well as economic conditions in, the United States and other countries with which it trades. Industry, the most important sector of the economy, is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing, and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum, and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools, and semiconductors have caused trade tensions with other countries, particularly the United States. Some trade agreements between the countries have reduced the friction caused by the current trade imbalance. A record high value for the Yen in the first half of 1995 threatened to derail Japan's recovery from a long economic downturn, mainly because it made Japanese products more expensive overseas and eroded the value of foreign earnings when repatriated to Japan. However, the recent easing of the Yen's value has created expectations that Japanese earnings will improve for the fiscal year ending March 1996.
Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized West European countries. It is rich in natural resources and is the world's largest exporter of beef and wool, second-largest exporter of mutton, and among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of its exports, a downturn in world commodity prices could have a significant negative impact on its economy. EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
JUNE 1995
              MILLIONS

India           147,210

Indonesia       52,243

Korea           178,670

Malaysia        224,176

Pakistan        9,469

Philippines     55,038

Sri Lanka       2,259

Taiwan          186,822

Thailand        150,584

Source: IFC (International Finance Corporation, Second Quarter 1995) REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
China         12.0%

Hong Kong     5.7%

India         4.9%

Indonesia     7.0%

Japan         n/a

Korea         8.3%

Malaysia      8.5%

Philippines   4.5%

Singapore     7.0%

Taiwan        6.2%

Thailand      8.5%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING EUROPE
New developments surrounding the creation of a unified common market in Europe have helped to reduce physical and economic barriers promoting the free flow of goods and services throughout Western Europe. These new developments could make this new unified market one of the largest in the world. However, in 1993, Europe's economies began to slow and subsequently slid into recession as tight monetary conditions and lack of progress toward inflation convergence and budgetary consolidation in many countries weakened consumer and business confidence. More generally, the turbulence in the foreign exchange markets since the middle of 1992 and escalating tensions over trade contributed to increased uncertainty in many countries. The U.S. dollar continued on its downward track with respect to both the German Mark and many other of Europe's currencies such as the Italian Lira, the Spanish Peseta, and the Swedish Krona, the value of which have been affected by political uncertainties and fiscal problems.
   Europe's economies began to improve in 1995 as continued growth in the United States and the countries of Southeast Asia provided the foundation for an export-led recovery. Thus recovery was aided by a sharp rebound of the U.S. dollar after it had reached postwar lows in the spring of 1995. The Eastern European countries, after several years of declining output, have generally shown dramatic growth in 1994 and 1995. Despite formidable obstacles and major differences among countries and regions, many nations are making substantial progress in their efforts to become market-oriented economies. However, these economies are becoming increasingly disparate and
the     experience of countries in the region varies markedly. Those nations making the most successful transition include Poland, the Czech Republic, and Hungary, while some of the former Soviet republics continue to suffer from the consequences of the break up of the Soviet Union and have made little progress in implementing effective market-oriented reforms. Key aspects of the reform and stabilization efforts have not yet been fully implemented, and risks of policy slippage remain. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions.
Notwithstanding the economic difficulties in many countries, recent positive developments offer hope for a cooperative growth strategy in the near term, which could also permit a strengthening of global economic performance over the medium term. Many developing countries are reaping the fruits of sustained reform and stabilization efforts. Efforts to enhance assistance to countries affected by the transition to a market-based trading system that is occurring in central Europe and the former Soviet Union, and to low-income countries to support strengthened stabilization and restructuring efforts, are moving forward. In Europe, exchange market tensions have eased, interest rates have been falling, and may continue to do so as evidence of the waning inflationary pressures accumulates.
The European Community (EC) consists of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, and the United Kingdom (the member states). In 1986, the member states of the EC signed the "Single European Act," an agreement committing these countries to the establishment of a market among themselves, unimpeded by internal barriers or hindrances to the free movement of goods, persons, services, or capital. To meet this goal, a series of directives have been issued to the member states. Compliance with these directives is designed to eliminate three principal categories of barriers: 1) physical frontiers, such as customs posts and border controls; 2) technical barriers (which include restrictions operating within national territories) such as regulations and norms for goods and services (product standards); discrimination against foreign bids (bids by other EC members) on public purchases; or restrictions on foreign requests to establish subsidiaries; and 3) fiscal frontiers, notably the need to levy value-added taxes, tariffs, or excise taxes on goods or services imported from other EC states.
The ultimate goal of this project is to achieve a large unified domestic European market in which available resources would be more efficiently allocated through the elimination of the above-mentioned barriers and the added costs associated with those barriers. Elimination of these barriers would simplify product distribution networks, allow economies of scale to be more readily achieved, and free the flow of capital and other resources. The Maastricht Treaty on economic and monetary union (EMU) attempts to provide its members with a stable monetary framework consistent with the EC's broad economic goals. But until the EMU takes effect, which is intended to occur between 1997 and 1999, the community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives.
The total European market, as represented by both EC and non-EC countries, consists of over 328 million consumers, making it larger currently than either the U.S. or Japanese markets. European businesses compete nationally and internationally in a wide range of industries including: telecommunications and information services, roads and transportation, building materials, food and beverages, broadcast and media, financial services, electronics, and textiles. Actual and anticipated actions on the part of member states to conform to the unified Europe directives has prompted interest and activity not only by European firms, but also by foreign entities anxious to establish a presence in Europe that will result from these changes. Indications of the effect of this response to a unified Europe can be seen in the areas of mergers and acquisitions, corporate expansion and development, GDP growth, and national stock market activity. The early experience of the former centrally planned economies has already demonstrated the crucially important link between structural reforms, macroeconomic stabilization, and successful economic transformation. Among the central European countries, the Czech Republic, Hungary, and Poland have made the greatest progress in structural reform; inflationary pressures in those countries have abated following price liberalization, and output has begun to recover. These achievements will be difficult to sustain, however, in the absence of strong efforts to contain the large fiscal deficits that have accompanied the considerable losses of output and tax revenue since the start of the reform process.
In the Baltic countries there are encouraging signs that reforms are taking hold and are being supported by strong stabilization efforts. In most other countries of the former Soviet Union, in contrast, inadequate stabilization efforts now threaten to lead to hyper-inflation, which could derail the reform process. Inflation, which had abated following the immediate impact of price liberalization in early 1992, surged to extremely high levels in late 1992 and early 1993. The main reason for this development has been excessive credit expansion to the government and to state enterprises. The transformation process is being seriously hampered by the widespread subsidization of inefficient enterprises and the resulting misallocation of resources. The lack of effective economic and monetary cooperation among the countries of the former Soviet Union exacerbates other problems by severely constraining trade flows and impeding inflation control. Partly as a result of these difficulties, some countries have decided that the introduction of separate currencies offers the best hope for avoiding hyper-inflation and for improving economic conditions. This development can facilitate the implementation of stronger stabilization programs. Economic conditions in the former Soviet Union have continued to deteriorate. Real GDP in Russia fell 11.9 percent in 1993, after an 18 percent decline in 1992. In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early
stages of the transition, high rates of    inflation, the compression of
imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries.
Economic conditions appear to have improved for some of the transition economies of central Europe during the past year. Following three successive years of output declines, there has been a turnaround in the Czech Republic and the Slovak Republic, Hungary and Poland; growth in private sector activity and strong exports, especially to Western Europe, now appear to have contained the fall in output. Most central European countries in transition have achieved positive real growth in 1994 and 1995 as market reforms deepen. The strength of the projected output gains will depend crucially on the ability of the reforming countries to contain fiscal deficits and inflation and on their continued access to, and success in, export markets. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation. Ethnic and civil conflicts currently continue throughout the former Yugoslavia. Although there has been recent progress toward a peaceful settlement of these conflicts, the outcome remains uncertain.
Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. In the rest of Europe, monetary policy and financial market developments have been dominated by the currency turmoil that began in September 1992. At the same time, conditions are improving for significant reductions of official interest rates in Europe, which should help to contain recessionary forces and provide support to the overall economic recovery in the regions by early 1996. With the passage of the General Agreement on Trade and Tariffs earlier this year, Europe has taken a step forward in resisting protectionist pressures. Interest rates continue to decline, but some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability. However, in the long term, economic unification could prove to be an engine for domestic and international growth.
The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.
Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy.
Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown since the 1980s. Agriculture remains the most important economic sector, employing over half of the labor force, and accounting for significant portions of GDP and exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's continuing transformation from a centrally controlled to a free market economy.
Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority led to business uncertainty and the prospect for continued flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EU, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
Denmark          4.6%

France           2.5%

Germany          2.9%

Italy            2.5%

Netherlands      2.4%

Spain            1.9%

Switzerland      2.0%

United Kingdom   3.8%

Source: World Economic Outlook, May 1995
(International Monetary Fund. Figures are quoted based on each country's domestic currency.)
For national stock market index performance, please see the section of "Performance" beginning on page .
SPECIAL CONSIDERATIONS AFFECTING AFRICA
Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamonds, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.
Many African countries are fraught with political instability. However, there has been a trend over the past several years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Many countries have been enmeshed in civil, ethnic or border wars. Ethnic, religious, cultural and linguistic differences divide the African peoples.
Economically, the Northern Rim countries (which include Morocco, Egypt, and Algeria), Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent due to their strong ties with the European nations. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious strife has been a significant source of instability in the Northern Rim countries. Although racial discord in South Africa appears to have been reduced by constitutional and political changes that are in progress, as well as increased foreign investments, the long-term future of South Africa remains uncertain.
On the other end of the economic spectrum are countries, such as Burkina-Faso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, the general decline in oil prices has had an adverse impact on many economies.
SPECIAL CONSIDERATIONS AFFECTING NEW YORK
The financial condition of New York State (the State), its public authorities and public benefit corporations (the Authorities) and its local governments, particularly The City of New York (the City), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New York Municipal Income Fund or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from the State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State.
The State and the City are facing serious financial difficulties and each has a decline in their credit standings. S&P and Moody's have each assigned ratings for the State's general obligation bonds that are among the three lowest of those states with rated general obligation bonds. S&P and Moody's have each assigned ratings for the City's general obligations that are among the four lowest of those cities with rated general obligation bonds. The ratings of certain related debt of other issuers for which the State has an outstanding moral obligation, lease purchase, guarantee or other contractual obligation are generally linked directly to the State's rating. Should the financial condition of the State, its Authorities, or its local governments deteriorate, their respective credit ratings could be further reduced, and the market value and marketability of their outstanding notes and bonds could be adversely affected, and their respective access to the public credit markets jeopardized.
   ECONOMIC FACTORS. New York is the third most populous state in the nation, and has a relatively high level of personal wealth. However, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to factors such as relative costs for taxes, labor, and energy). The State's economy is diverse, with a comparatively large share of the nation's financial, insurance, transportation, communications, and services
employment, and a very small     share of the nations' farming and mining
activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but is likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).
Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly and indirectly to growth in new jobs, rising profits, and capital appreciation derived from the finance sector of the City's economy. The finance sector's growth was a catalyst for the New York City metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording, and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in finance and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).
During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-91 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover. Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993 and the State economy entered the third year of a slow recovery in 1995. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth. According to assumptions contained in the State financial plan for fiscal year 1995-1996 issued on June 20, 1995 (the 1995-96 State Financial Plan), employment is expected to grow slightly during 1995, although the rate of increase is expected to be below the rate experienced in 1994 due to
cutbacks in federal spending and employment,    as well as continued
corporate downsizing. The Mid-Year Update to the 1995-96 State Financial Plan issued on October 25, 1995 (the Mid-Year Update) contains a marginally weaker economic forecast than that contained in the initial 1995-96 State Financial Plan, and predicts a significant slowing of State employment growth during calendar year 1996, due to the forecasted slackening pace of national economic growth, industry consolidating, and governmental employment.
Notwithstanding the State budget for fiscal year 1995-96 which enacts significant tax and program reductions, the State can expect to confront structural deficits in future years. The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for fiscal year 1996-97 and beyond. In part, the 1995-96 State Financial Plan reflects actions which provide nonrecurring measures (sometimes referred to as "one-shots") variously estimated to provide $900 million to $1.0 billion of savings. Additionally, the three-year plan to reduce State personal income taxes, as discussed below briefly, will decrease State tax receipts by an estimated $1.7 billion in fiscal year 1996-97. Similarly, other actions taken to reduce disbursements in the State's 1995-96 fiscal year, such as reductions in the State workforce and Medicaid and welfare expenditures, are expected to provide greater reductions in future fiscal years. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements for State fiscal year 1996-97 and future fiscal years.
   Further, there can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year with corresponding material and adverse effects on the State's projections of receipts and disbursements. Although the Mid-Year Update (Third-quarter update) projects a continued balance in the 1995-96 State Financial Plan, downward revisions have been made to the estimates of both receipts and disbursements. As the 1995-96 State Financial Plan and the updates thereto are based upon forecasts of national and State economic activity, it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.
The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region, as private sector job losses since 1989 have offset all the prior employment gains of the 1980s. Declines in both employment and earnings in the finance sector contributed to declines in retail sales and real estate values. In addition, a number of widely publicized bankruptcies among highly leveraged retailing, brokerage and real estate development companies occurred. The effects of the recession have extended to banking, insurance, business services (such as law, accounting and advertising), publishing and communications. Factors which may inhibit the City's economic recovery include (i) credit restraints imposed by the weak financial condition of several major money center banks located in the City; (ii) increases in combined State and local tax burdens, if uncompetitive tax rates are imposed; (iii) perceived declines in the quality of life attributable to service reductions and the deterioration of the City's infrastructure; (iv) additional employment losses in the City's banking sector or corporate headquarters complex due to further corporate relocations or restructurings; or (v) increased expenditures for public health assistance and care. The City's future economic condition will also likely be affected by its competitive position as a world financial center (compared to London, Tokyo, Frankfurt, and competing regional U.S. centers). Investors should note that the budget for the City's 1996 fiscal year addresses a projected $2.7 billion budget gap. Most of the budget-gap closing initiatives may be implemented only with the cooperation of certain City officials, the City's municipal unions, or the State or Federal governments. No assurance can be given that such initiatives will be taken. While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley, and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.
THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economies, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. The State has been experiencing and continues to experience substantial financial difficulties, with General Fund (the principal operating account) deficits incurred during the fiscal years 1989-1990 through 1991-1992. The State's accumulated General Fund deficit (on a GAAP basis) grew 91% from FY1986-87 to FY1990-91, and reached a then-record $6.265 billion (audited) by March 31, 1991. An accumulated General Fund deficit at March 31, 1993 was restated to be $2.551 billion. The State ended its 1993-94 fiscal year with a negative fund balance of $1.637 billion. This represented an improvement over prior years, primarily due to an improving national and State economy resulting in higher-than-expected receipts from personal income tax and various business taxes and the relative success of the New York Local Government Assistance Corporation (LGAC). The General Fund showed an operating surplus of $914 million (on a GAAP basis). The State's 1994-95 fiscal year budget was
adopted on June 8, 1994, more than two months after the beginning of    the
State's fiscal year. The State ended its FY 1994-95 reporting a General Fund operating deficit of $1.426 billion, primarily due to changes in accounting methodologies used by the State Comptroller and the use of $1.026 billion of the FY 1993-94 cash surplus to fund operating expenses in FY 1994-95. These factors were offset by net proceeds of $315 million of bonds issued by LGAC. Actual receipts reported fell short of original projections, primarily in the categories of business taxes. These shortfalls were offset by better than expected performance in the remaining taxes, principally the user taxes and fees. Total expenditures for FY 1994-95 increased $2.083 billion, or 6.7% over the prior fiscal year.
On June 7, 1995, the New York State legislature passed the final legislation regarding the State's 1995-96 budget. Both the enacted budget bills for 1995-96 and the 1995-96 State Financial Plan include reductions in the actual level of spending from that which occurred in the 1994-95 fiscal year and project reductions in Medicaid and State Authority
operating costs. The 1995-96 budget     also projects an approximate
increase of 3% in all governmental funds over the amounts received in fiscal year 1994-95 and includes the phase-in of a three-year reduction in the State's personal income tax. The Governor released his proposed budget for FY 1996-97 on December 15, 1995 (the 1996-97 Executive Budget), 30 days in advance of the constitutionally-mandated release date. The 1996-97 Executive Budget projects a $3.9 billion budget gap, which it proposes to close largely by Medicaid cost containment measures (approximately $1.0 billion), welfare reform (approximately $240 million) and restructuring of the state healthcare delivery system (approximately $470 million). The phased reduction of the State's personal income tax is continued in the 1996-97 Executive Budget. There are risks and uncertainties concerning whether or not certain spending and tax cuts will be upheld if challenged in the courts. For example, the State Comptroller is challenging in court the proposed use of certain pension reserves. If such suit is successful, approximately $110 million would become unavailable as a source of contribution to the balanced State budget. Finding an additional $110 million in reductions or from other sources may prove difficult. Additionally, even if all spending and tax cuts contained in the State budget are successfully implemented, resulting in a balanced budget for fiscal year 1995-96, there can be no assurance that the State will not face budget gaps in future years, resulting from a disparity between tax revenues projected from a lower recurring-receipts base and the spending required to maintain State programs at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary expenditures. Certain major budgetary considerations affecting the State are outlined below.
   REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax (53% of fiscal year 1994-95 General Fund receipts and estimated to be approximately 54% of fiscal year 1995-96 General Fund receipts), user taxes and fees (20% of fiscal year 1994-95 and nearly 21% of estimated 1995-96 General Fund receipts, respectively). Uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax law also can have an adverse impact on
State tax receipts.     One-fourth of the 4% State sales tax has been
dedicated to pay debt service of LGAC, and has correspondingly reduced General Fund receipts. To the extent those moneys are not necessary for payment to LGAC, they are transferred from the LGAC Tax fund to the General Fund and reported as a transfer from other funds rather than as sales and use tax receipts. During fiscal years 1991-92, 1992-93, 1993-94, and 1994-95 moneys were so transferred. Capital gains are a significant component of income tax collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates are relatively high and may impose political and economic constraints on the ability of the State to further increase its taxes. In 1995, the State enacted a tax-reduction program designed to reduce, by 20 percent over three years, receipts from the personal income tax. The tax had remained unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $515 million in the 1995-96 fiscal year, $1.7 billion in the 1996-97 fiscal year and produce further significant reductions in fiscal year 1997-98. In addition to such reductions in overall tax rates, the tax-reduction program also includes other modifications to the tax laws which will have the effect of lowering the amount of tax revenues to be received by the State. In the absence of countervailing economic growth or expenditure cuts, the tax cuts could make the achievement of a balanced State budget more difficult in future years.
   A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in the U.S. Congress. Changes to the federal tax treatment of capital gains, if made, are likely to flow automatically to the State personal income tax. Such changes, depending upon their precise character and timing, as well as taxpayer response, could produce either revenue gain or loss during the remainder of the State's 1995-96 fiscal year.
STATE DEBT. The State has the heaviest debt burden of any state (with nearly $5.2 billion of long-term general obligations, $4.7 billion of LGAC debt and $18 billion of lease-purchase or other contractual debt outstanding as of March 31, 1995), and debt service costs absorb a large share of the State's budget. As of March 31, 1995 the State is also obligated with respect to nearly $7.0 billion for statutory moral obligations for nine of its Authorities and for guarantees of $358 million of other Authority debt. Historically, the State has had one of the largest seasonal financing requirements of any municipal issuer, and was required each spring to borrow substantial sums from public credit markets to finance its accumulated General Fund deficit and its scheduled payments of aid to local governments and school districts. To help reduce such seasonal financing needs, the State created LGAC as a financing vehicle to finance the State's local assistance payments by issuing long-term debt, payable over 30 years from a portion of the State sales tax, as discussed above. The State budget and State financial plan for fiscal year 1995-96 each proposes to utilize the remainder of authorized but yet unissued LGAC bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, thus completing the LGAC program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the 1995-96 fiscal year without relying on short-term seasonal borrowings. Neither the 1995-96 State financial plan nor the 1994-95 State Financial Plan included a spring borrowing, the first time in 35 years that there was no short-term borrowing. Investors should note that the enabling legislation for LGAC contains a covenant restricting the amount of any future State spring borrowing, which may reduce the State's fiscal flexibility in future years.
BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years. The 1995-96 State Financial Plan contains actions of a non-recurring nature including mergers of certain authorities payments from
the sale of    certain State assets, and payments associated with the
resolution of certain court cases, totalling approximately $900 million to $1 billion. The 1996-97 Executive Budget, however, contains actions of a non-recurring nature only to the extent of approximately $123 million. LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not historically prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in the 1990-91 fiscal year created a substantial surplus that was amortized and applied to offset the State's contribution through the 1993-94 fiscal year. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in fiscal year 1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.
PUBLIC ASSISTANCE. The State has the second largest number of persons receiving public assistance (AFDC and Home Relief) of any state. AFDC costs are shared among the federal government, the State and its counties (including the City) by statutory formula. Caseloads tend to rise significantly during economic downturns, but have fallen only in the later stages of past economic recoveries.
MEDICAID. The State participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and
nursing homes seeking higher reimbursement from    the State. The budget
adopted for fiscal year 1995-96, and in particular the 1996-97 Executive Budget, each includes reductions in spending for Medicare. Cutbacks in State spending for Medicaid may adversely affect the financial condition of hospitals and health care institutions that are the obligors of bonds that may be held by the fund.
THE STATE AUTHORITIES. The State's Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The New York State Public Authorities Control Board approves the issuance of debt and major contracts by ten of the Authorities. As of September 30, 1994, the date of the latest available data, there were 18 Authorities that had outstanding debt of $100 million or more, the aggregate debt of which (including refunding bonds and moral obligation, lease-purchase, contractual obligation, or State-guaranteed debt) then totaled approximately $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported was approximately $28 billion and State-related debt was approximately $36 billion. In recent years the
State has provided     financial assistance through appropriations, in some
cases of a recurring nature, to certain Authorities for operating and other expenses and, (from 1976 to 1987) in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The State budgeted operating assistance of approximately $1.3 billion for the Metropolitan Transportation Authority (MTA) for fiscal year 1994-1995 and estimates total State assistance in fiscal year 1995-96 to be approximately $1.1 billion. This assistance is expected to continue to be required (and may increase) in future years. Failure by the State to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could adversely affect the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes.
The MTA, whose credit standing was recently reduced, oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). MTA subsidiaries operate certain commuter rail and bus lines in the New York metropolitan area. An affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), operates certain intrastate toll bridges and tunnels. To maintain its facilities and equipment, which deteriorated significantly in the late 1970s due to deferred maintenance, the MTA prepared a five-year capital program subject to approval by the MTA Capital Program Review Board. In April 1993, the State legislature authorized the funding of a portion of a five-year $9.56 billion capital plan for the MTA for 1992 through 1996. MTA's five-year capital program for 1992-96 was approved by the State capital program review board in December 1993. There can be no assurance that all governmental actions for the 1992-96 capital program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the capital program will not be delayed or reduced. If the capital program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance. In addition, because fares are not sufficient to finance its mass transit operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and to the extent available, Federal assistance (including loans, grants and operating subsidies). There can be no assurance that any such assistance will continue at any particular level or in any fixed relationship to the operating costs and capital needs of the MTA.
THE CITY. The City has required, and continues to require, significant financial assistance from the State. The City depends on State assistance both to enable the City to balance its budget and to meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices, and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York (MAC) to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis, the State provided substantial financial assistance to the City, the federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt, and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the Federal and State governments.
The City provides services usually undertaken by counties, school districts or special districts in other large urban areas including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates the City to assume the local share of public assistance and Medicaid costs. While the City has had GAAP operating surpluses, in recent fiscal years the City has experienced and continues to experience ongoing financial difficulties, primarily related to the impact of the recent recession on the local economy (reducing revenues from most major taxes and increasing public assistance and Medicaid caseloads), rising health care costs for City employees and for Medicaid, and rising inflation and interest rates. In response, the City implemented gap-closing programs in recent fiscal years, which initially relied primarily on actions of a non-recurring nature, but included substantial property tax rate increases and a personal income tax surcharge imposed in fiscal year 1991 and selected service cutbacks. Reductions in State aid, larger than budgeted labor settlements and increased police expenditures added to the adverse budgetary impact of the local recession, confronting the City with a potential $3.3 billion imbalance during fiscal year 1992 budget negotiations. This initial budget gap was closed by adoption of a budget providing for various tax increases and significant service reductions. Aid to nonprofit cultural institutions in the City was significantly reduced (as was State aid to such institutions), including certain institutions that are obligors of bonds that may be held by the fund. The City's budget for fiscal year 1994 identified measures to close a $300 million budget gap, which was the result of shortfalls in Federal and State aid from previously projected levels. The City achieved balanced operating results as reported in accordance with GAAP for the 1994 fiscal year. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next and the City budget adopted for fiscal year 1996 reduces City-funded spending for the second consecutive year.
Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed budget gap-closing programs for those years with projected budget gaps. The mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the 1996-1999 Financial Plan). The City's projections set forth in the 1996-1999 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in interest rates, the impact on real estate tax revenues of the real estate market, wage increases for city employees consistent with those assumed in the 1996-99 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, and the impact on City revenues of proposals for Federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1996-99 Financial Plan will be realized. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.
   The City submitted on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year which projects a balanced budget in accordance with GAAP for the City's 1995 fiscal year. On July 11,
1995, the City submitted the 1996-1999 City     Financial Plan, which is
based on the City's expense and capital budgets of the City's 1996 fiscal year adopted on June 14, 1995 (the 1996 City Budget). The 1996 City Budget sets forth proposed actions by the City for the 1996 fiscal year to close a substantial projected budget gap (approximately $3.1 billion) resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. Proposed actions in the 1996-1999 Financial Plan for the City's 1996 fiscal year include a reduction of approximately $400 million primarily affecting public assistance and Medicaid payments by the City, expenditure reductions in agencies totalling approximately $1.2 billion and transitional labor savings of approximately $600 million. These and other proposed actions were contained in the 1996-1999 Financial Plan as well as the 1996 City Budget. The City Budget is subject to the ability of the City to implement the proposed reductions in expenditures, personal services and personnel, which are substantial and may be difficult to implement. For example, one of the key items contained in the 1996 City
Budget is the sale of the City's water system for approximately    $2.3
billion. This plan has been hotly contested since it was announced, and is currently the focus of several lawsuits. In November, the Mayor sued the City Comptroller to compel his signature on bonds needed to accomplish the sale of the water system. The Comptroller had blocked the bond sale, stating that the sale of City water assets would be illegal and "an improvident fiscal gimmick." In December, a coalition of civic, housing and environmental groups from New York City and Westchester County (the Coalition) filed suit to block the Mayor's plan to sell the water system and announced an intention to join in the Comptroller's battle to block the bond sale. In addition, certain proposals may be offset by various State and Federal legislation which could mandate levels of City funding inconsistent with the 1996 City Budget and the 1996-1999 Financial Plan. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain proposed State and Federal actions are subject to approvals from the Legislature, the Governor and the President, as applicable. Both Federal and State actions are uncertain; certain legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform which could result in caps on, or block grants of, Federal programs. Further, no assurance can be given that either such actions will in fact be taken or that the projected savings will result even if such actions are taken.
The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projects that local revenues will provide approximately 68.0% of total revenues in fiscal year 1996 while federal aid, including categorical grants, will provide 11.7% in fiscal year 1996 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in fiscal year 1996. As a proportion of total revenues, State aid has remained relatively constant over the period from 1980 to 1990, while federal aid was sharply reduced (having provided nearly 20% of total fiscal year 1980 revenues). The largest source of the City's revenues is the real estate tax (approximately 22% of total revenues projected for fiscal year 1996), at rates levied by the City council (subject to certain State constitutional limits). State legislation requires that increases in assessments of certain classes of real property be phased-in over a five-year period; thus, property owners may receive higher assessments when property values are declining. However, in the event of a reduction in total assessments, higher tax rates would be required to maintain the same amount of tax revenue. The City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the city impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City Budget's reliance on "one-shot" measures to balance the budget for fiscal year 1995-96 without rectifying the underlying structural problems, its continued optimistic projections of State and Federal aid, and continued high debt levels. S&P also mentioned the feeble local economy and the City Budget's over-reliance on the financial services sector which historically has been volatile.
The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of fiscal year 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during fiscal years 1990 and 1991, largely due to delayed State aid payments, and totalled $2.25 billion in fiscal year 1992, $1.4 billion in fiscal year 1993, $1.75 billion in fiscal year 1994 and $2.2 billion in fiscal year 1995. The City's current capital financing program reflects major reductions (approximately $2.13 billion) in the size of the capital program to be implemented cumulatively through fiscal year 1999 which is intended to reduce future debt service requirements. Such reductions may adversely affect the condition of the City's aging and deteriorating infrastructure and physical assets, such as sewers, streets, bridges and tunnels, and mass transit facilities. Further, the City's capital financing program currently contemplates receipt of proceeds of approximately $1 billion resulting from the sale of the City's water and sewer system to the Water Board, and proposes to utilize a substantial portion of such proceeds for capital project improvements. It is not certain that such proceeds will become available for capital improvements, because, as discussed above, both the City Comptroller and the Coalition have opposed such proposed transfer of the water and sewer system.
In November 1993, the voters approved a proposed charter whereby Staten Island would secede from the City. Staten Island is one of five counties/boroughs, comprising 4% of the City's population and 19% of its land area. State law provides a complex mechanism for such secession. The State Legislature is also considering establishment of a similar secession mechanism for Queens.
OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, primarily for aid to elementary, secondary and higher education, Medicaid income maintenance, and local transportation programs. The legislature
enacted substantial reductions from previously budgeted     levels of State
aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends. The Legislature enacted substantial reductions from previously budgeted levels of State aid since December 1990.
   SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to the fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State, its agencies, or instrumentalities, as available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
   CONSTITUTIONAL AND STATUATORY LIMITATIONS ON TAXES AND
APPROPRIATIONS
LIMITATION ON TAXES. Certain obligations held by the fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the increase in taxes upon reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.
Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any government unit to give 2/3 approval to levy any "special tax." However, court decisions allowed non-voter-approved levies of "general taxes" which were not dedicated to a specific use.
   A 1986 initiative statute, called "Proposition 62," imposed additional limits on local governments, by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition
62. Many aspects of this decision (such as its impact on charter (home rule) cities, and whether it will have retroactive effect) remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments.
APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges, or other fees to the extent that such proceeds exceed the cost of providing the product or service; but " proceeds of taxes" for local governments exclude most State subventions. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters; (2) appropriations arising from certain emergencies declared by the Governor;
(3) appropriations for certain capital outlay projects; and (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. For the 1990-91 fiscal year, each unit of government has recalculated its appropriations limit by taking the actual 1986-87 limit and applying the Proposition 111 annual adjustments forward to 1990-91. This was expected to raise the limit in most cases.
Under Proposition 111, "excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school and community college districts (collectively, K-14 districts) and the other 50% is to be refunded to taxpayers.
In the years immediately following enactment, very few California governmental entities operated near their appropriations limit. In the mid-to-late 1980's, many entities were at or approaching their limit, and several successfully obtained voter approval for four-year waivers of the limit. Since Proposition 111, the appropriations limit has again ceased to be a practical limit on California governments, but this condition may change in the future. During FY 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. The 1996-97 Governor's Budget proposal estimates State appropriations will be more than $6.4 billion under the limit for FY 1995-96 and over $9.2 billion under the limit for FY 1996-97.
   OBLIGATIONS OF THE STATE OF CALIFORNIA
As of December 31, 1995, the State had approximately $18.3 billion of general obligation bonds outstanding, and $2.9 billion remained authorized but unissued. In addition, at June 30, 1995, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $5.6 billion. State voters will have $5.0 billion of new bond authorizations on the March 26, 1996 ballot, and additional bonds may be placed on the November 5, 1996 ballot. Of the State's outstanding general obligation debt, approximately 21% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). In FY 1994-95, debt service on general obligation bonds and lease-purchase debt was approximately 5.3% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due. ECONOMY
The State's economy is the largest among the 50 states and one of the largest in the world. The State's population grew by 27% in the 1980s and, at over 32 million, it now represents over 12% of the total U.S. population. Total personal income in the State, at an estimated $703 billion in 1994, accounts for more than 12% of all personal income in the nation. Total employment in 1994 was over 14 million, the majority of which is in the service, trade, and manufacturing sectors.
From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred since the start of 1994; pre-recession job levels are expected to be reached in 1996. Unemployment, while higher than the national average, came down significantly from the January 1994 peak of 10%. Economic indicators show a steady recovery underway in California since the start of 1994, although the residential housing sector has been weaker than in previous recoveries. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.
RECENT STATE FINANCIAL RESULTS
The principal sources of State General Fund revenues in 1994-95 were the California personal income tax (43% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on
insurance (3%). The State maintains a     Special Fund for Economic
Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. In recent years (but not in the past three years, as the recession has cut revenues), the State has budgeted to maintain the SFEU at around 3% of General Fund expenditures.
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a 2/3 vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).
Since the start of FY1990-91, the State faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years; in particular, it is anticipated that there will be a need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.
   RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93 the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in FY 1990-91 and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:
(medium solid bullet) significant cuts in health and welfare program expenditures;
(medium solid bullet) transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;
(medium solid bullet) transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;
(medium solid bullet) reduction in growth of support for higher education programs, coupled with increases in student fees;
(medium solid bullet) revenue increases (particularly in the FY 1991-92 budget), most of which were for a short duration;
(medium solid bullet) increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and
(medium solid bullet) various one-time adjustment and accounting changes. Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of FY 1993-94, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit past the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.
The combination of stringent budget actions cutting State expenditures and the turnaround of the economy by late 1993 finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and FY 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995. The 1996-97 Governor's Budget projects complete elimination of the deficit by June 30, 1996.
A consequence of the accumulated budget deficits in the early 1990s, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for FY 1992-93 by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants (IOUs) over a 2-month period to pay a variety of obligations representing prior years' (or continuing) appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.
The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) often needed to pay previously-maturing notes or warrants, were issued in the period from June 1992 to July 1994. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of the fiscal year.
The State issued $7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of its accumulated deficit to FY 1995-96. In order to assure repayment of $4.0 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the Trigger Law) which would lead to automatic, across-the-board budget cuts in General Fund expenditures if cash flow projections made at certain times deteriorated from estimates made in July 1994 when the borrowings were made. The State's cash position remained favorable enough during FY 1994-95 that the State Controller determined that no automatic budget cuts were needed in that year.
CURRENT BUDGET. For the first time in four years, the State entered FY 1995-96 with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased cut in personal income and business taxes, was rejected by the Legislature.
The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior years. Expenditures were budgeted at $43.4 billion, a 4% increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of less than $30 million in the SFEU at June 30, 1996.
The Department of Finance projected cash flow borrowings in FY 1995-96 would be the smallest in many years, comprising about $2 billion of notes to be issued in April 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department saw no further need for borrowing over the end of the fiscal year. The Department projected that available internal cash resources to pay State obligations would be about $1.9 billion at June 30, 1996. On October 15, 1995, the State Controller, in the last step in the Trigger Law process, reported that projected cash resources in the General Fund during FY 1995-96 would be large enough to again avoid the need for any automatic budget cuts. However, the Controller estimated that the State's cash position on June 30, 1996 would be about $500 million less than estimated by the Department of Finance.
The principal features of the 1995-96 Budget Act, in addition to those noted above, were additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed further federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.
The Governor's Proposed Budget for FY 1996-97 (the Governor's Budget), released on January 10, 1996, updated financial projections for the current year. With the improved economic conditions, the Department of Finance projects $45.0 billion of General Fund revenues, and expenditures are projected to increase to $44.2 billion for FY 1995-96. The net results are projected to leave a budget reserve in the SFEU of about $40 million at June 30, 1996, thus finally repaying the accumulated deficits of the recession years.
The Governor's Budget proposes General Fund spending in 1996-97 of $45.2 billion, with revenues of $45.6 billion, leaving a budget reserve in the SFEU of about $400 million. The Governor has again proposed a three-year phased 15% reduction of personal income and corporate tax rates. The Governor"s Budget also assumes implementation of certain previously-approved cuts in health and welfare costs, adoption of further cuts in welfare payments, and receipt of new federal aid for illegal immigrant costs. The Governor's Budget proposes increased expenditures for K-12 school aid, higher education, and corrections. The Governor's Budget projects annual cash flow borrowing of about $3.2 billion.
The State's financial difficulties for the past budget years and other factors noted above will result in continued pressure upon almost all local governments, especially those which depend on State aid, such as school districts and counties. While recent budgets included both permanent tax increases and actions to reduce costs of state government over the longer term, the Governor and other analysts have noted that structural imbalances still exist, and there can be no assurance that the State will not face budget gaps in the future.
State general obligation bonds are currently rated "A1" by Moody's, "A" by Fitch Investors Service, Inc., and "A" by S&P. There can be no assurance that such ratings will be maintained in the future. All three of these ratings were reduced from "AAA" levels since late 1991.
OBLIGATIONS OF OTHER CALIFORNIA ISSUERS
STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the State's Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund totaled approximately $29.1 billion in FY 1993-94 (about 70% of General Fund expenditures) and has been budgeted at $30.5 billion for FY 1994-95, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.8 billion of property tax revenues to school districts, representing reversal of the post-Proposition 13 "bailout" aid.
To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the
county.    Other counties have also indicated that their budgetary
condition is extremely grave. At the start of FY 1995-96, Los Angeles County (L.A. County), the largest county in the State, faced a nominal $1.2 billion gap in its $12 billion budget, half of which was in the L.A. County health care system. The gaps were closed only with significant cuts in services and personnel, particularly in the health care system, federal aid, and transfer of some funds from other local governments to the L.A. County pursuant to special legislation. L.A. County's debt was downgraded by Moody's and S&P in the summer of 1995. A school district (Richmond Unified) filed for protection under bankruptcy laws several years ago, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.
ORANGE COUNTY. On December 6, 1994, Orange County, California (Orange County), together with its pooled investment funds (the Pools) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most but not all located in Orange County, were also depositors in the Pools. Orange County estimated the Pools' losses at approximately $1.7 billion, or 22% of its initial deposits of approximately $7.5 billion. Many of the entities which kept money in the Pools (Pool participants), including Orange County, faced cash flow difficulties, suffered ratings adjustments, and implemented cuts in personnel and programs. Some obligations of Orange County and certain other Pool participants had technical defaults, or were rescheduled. The Bankruptcy Court has approved a settlement agreement between Orange County and most of the other Pool participants which provided about 80% (90% in the case of school districts) return of cash invested, with the balance to be repaid over time, including from potential recoveries in lawsuits. Orange County has implemented a financial recovery plan which includes significant personnel cuts, and refinancing of current debts using new funds transferred to Orange County from certain other local governments pursuant to special legislation adopted in late 1995.
The State has no obligation with respect to any obligations or securities of Orange County or any of the other Pool participants. However, the State may be obligated to intervene to ensure that school districts have sufficient funds to operate, or to maintain certain Orange County-administered State programs. As of January 1, 1996, no school districts which were Pool participants had become insolvent.
ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.
CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain State long-term lease obligations, though typically payable from the General Fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.
Several years ago the Richmond Unified School District (District) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court upheld the validity of the District's lease, and the case has been settled. However, any future judgment in a similar case against the position taken by the Trustee may have implications for lease transactions of a similar nature by other State entities.
OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by State redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on State tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
Proposition 87, approved by State voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
Substantially all of the State is within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds
within their respective budget limitation   s.
B    ecause of the complex nature of Articles XIIIA and XIIIB of the
California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB, or the outcome of any pending litigation with respect to those provisions on State obligations held by the fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the State Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.
   SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but it is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1994, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance in fiscal 1994.
Since fiscal 1985, personal income, both aggregate and per capita, have increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross product of 2.7% over fiscal 1995 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors, including the state of the U.S. economy, the exchange rate for the U.S. dollar, increases in exports and visitors to the Commonwealth, the price stability of oil imports, the level of federal transfers, and the cost of borrowing. Due to uncertainties with respect to these factors, there is no assurance that the economy of Puerto Rico will continue to grow.
Puerto Rico's economy continued to expand throughout the five year period from fiscal 1990 through fiscal 1994. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors in the continued expansion included Commonwealth-sponsored economic development programs, stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during that period.
Puerto Rico has made marked improvements in fighting unemployment. Nonetheless, although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone of Puerto Rico's economy and accounted for $16.3 billion or 41.5% of gross domestic product in fiscal 1994. However, manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second in its contribution to gross domestic product and is the economic sector that employs the greatest number of people. In fiscal 1994, the service sector generated $15 billion in gross domestic product and employed over 478,000 people. The government sector of the Commonwealth also plays an important role in the economy of the island. In fiscal 1994, the government accounted for $4.1 billion of Puerto Rico's gross domestic product and provided 22.2% of total employment. Tourism also contributed significantly to the island economy and total visitor expenditures amounted to $1.8 billion in fiscal 1995.
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended (Section 936), and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria and elect its application a credit (the Section 936 credit) against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico (active business income) or from the sale or exchange of substantially all of the assets used in the active conduct of such trade or business and
(ii) qualified possession source investment income. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
Pursuant to amendments to the Internal Revenue Code (the Code) for taxable years commencing after 1993, two alternative limitations apply to the
Section 936 credit against active business income and sale of assets income, as previously described. The first option limits the credit against such income to 40% of the credit allowable previous to the amendments of 1993, with a five-year phase-in period starting at 60% of the current allowable credit (the Percentage Limitation). The second option limits the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions, and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate (the Economic Activity Limitation).
On November 17, 1995, the U.S. Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase-out of the current
Section 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operations in Puerto Rico and for existing companies that add a substantial new line of business. The Section 936 credit based on the Economic Activity Limitation will continue as under current law without change until tax years beginning in 2002, during which years a corporation's possession business income will be subject to a cap based on its possession income for an average adjusted base period. The credit based on the Percentage Limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the Percentage Limitation will be 40%, but the possession business income will be subject to a cap based on a corporation's possession income for an average adjusted base period. The
Section 936 credit is eliminated entirely for taxable years beginning in 2006. However, the credit granted to qualified possession source investment income is eliminated for taxable years beginning after December 31, 1995. President Clinton vetoed the legislation submitted by the U.S. Congress on December 7, 1995. The Administration has proposed a modification to the
Section 936 credit that would phase out the credit based on the Percentage Limitation over a five year period beginning in 1997, retain the credit based upon the Economic Activity Limitation under current law, allow a five-year carry forward of excess Section 936 credit based upon the Economic Activity Limitation, and retain the Section 936 credit granted to qualified possession source investment income under current law.
The Governor of Puerto Rico has proposed to the U.S. Congress a modification of the total elimination of the Section 936 credit by offering qualifying companies the option of the existing Section 936 credit, as amended by the U.S. House of Representatives proposal, or a new incentive program, to be available throughout the United States, including Puerto Rico. The proposal would provide such companies a credit based on qualifying wages paid, other wage-related expenses such as fringe benefits, depreciation expenses for certain tangible assets, research and development expenses, and passive investment income from qualifying investments in the subject jurisdiction, so long as the company's employees are in an "economically developing" jurisdiction in which prevailing per capita income is substantially below the national average, among other things. The credit granted to qualifying companies would continue in effect until the jurisdiction shows, among other things, substantial economic improvement in terms of the specified economic parameters. The Governor's proposal is not currently included in either the legislation adopted by the U.S. Congress on November 17, 1995 or in the Administration's proposal. It is not possible at this time to determine the final legislative changes that may be made to Section 936 or the effect that this will have on the long-term outlook for the economy of Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled Management Contracts), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, for equity funds, arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations), in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff (for equity funds), and is based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted into an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Mid Cap, Large Cap, and Income & Growth toward payment of that fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended 1994 and 1995, respectively, each fund's portfolio turnover rates are shown in the chart below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate may be due to a greater volume of shareholder purchase or redemption orders, short-term interest rate volatility and other special market conditions.

   FUND                                         FISCAL PERIOD ENDED          1994             1995

   Overseas                                     October 31                    34%              47%

   Large Cap                                    November 30                  n/a               100%*

   Equity Growth                                November 30                   137%             97%

   Global Resources                             October 31                    125%             161%

   Growth Opportunities                         October 31                    43%              39%

   Strategic Opportunities                      December 31+                  228%**           142%

   Mid Cap                                      November 30                  n/a               200%*

   Equity Income                                November 30                   140%             80%

   Income & Growth                              October 31                    202%             297%

   Emerging Markets Income                      December 31                   354%**           305%

   High Yield                                   October 31                    118%             112%

   Strategic Income                             December 31                   104%**           193%

   Government Investment                        October 31                    313%             261%

   Intermediate Bond                            November 30                   68%              189%

   Short Fixed-Income                           October 31                    108%             179%

   High Income Municipal                        October 31                    38%              37%

   Intermediate Municipal Income                November 30                   53%              53%

   Short-Intermediate Municipal Income          November 30                   111%**           80%

   California Municipal Income                  October 31                   n/a               100%*

   New York Municipal Income                    October 31                   n/a               100%*


   * Estimated 1996 turnover rate
** Annualized
+ As of November 9, 1994, the fiscal year end for Strategic Opportunities changed from September 30 to December 31.
The following tables show the brokerage commissions paid by Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, and Income & Growth, Emerging Markets Income, High Yield, and Strategic Income. The first table shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid to FBSI and FBS (formerly FBSL) for the past three fiscal years. The second table shows the percentage of aggregate brokerage commissions paid to and the percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions effected through FBSI and FBS for the fiscal year ended 1995. The third table shows amount of brokerage commissions paid to firms providing research and the approximate dollar amount of the transactions on which brokerage commissions were paid for the fiscal year ended 1995. Each of these funds pays both commissions and spreads in connection with the placement of portfolio transactions; FBSI and FBS are paid on a commission basis. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI. The other funds paid no brokerage commissions for the fiscal years ended 1993 through 1995.

                                    FISCAL PERIOD
          TOTAL
                TO FBSI              TO FBS
                                    ENDED                   AMOUNT PAID

   OVERSEAS                         October 31

   1995                                                      $ 1,420,464           $ 5,926              $ 142,450

   1994                                                       1,601,660             685                  0

   1993                                                       500,186               800                  0

   EQUITY GROWTH                    November 30

   1995                                                       2,185,589             862,434              2,034

   1994                                                       2,086,370             729,903              0

   1993                                                       915,767               362,158              0

   GLOBAL RESOURCES                 October 31

   1995                                                       947,646               243,517              0

   1994                                                       630,752               195,272              0

   1993                                                       147,017               41,286               0

   GROWTH OPPORTUNITIES             October 31

   1995                                                       6,189,975             1,793,388            9,682

   1994                                                       3,589,080             1,368,574            0

   1993                                                       2,583,165             899,767              0

   STRATEGIC OPPORTUNITIES          December 31

   1995                                                       1,138,485             217,580              0

   10/1/94-12/31/94                                           403,617               70,465               96

   10/1/93-9/30/94                                            1,166,854             151,233              0

   1993                                                       1,068,788             103,206              0

   EQUITY INCOME                    November 30

   1995                                                       1,410,440             549,549              7,528

   1994                                                       827,499               290,182              0

   1993                                                       557,493               126,832              0

   INCOME & GROWTH                  October 31

   1995                                                       8,952,888             2,249,157            122,777

   1994                                                       7,338,038             1,104,577            0

   1993                                                       2,998,137             796,821              0

   HIGH YIELD                       October 31

   1995                                                       123,145               3,958                0

   1994                                                       0                     0                    0

   1993                                                       0                     0                    0

   EMERGING MARKETS INCOME          December 31

   1995                                                       11,820                0                    0

   1994                                                       0                     0                    0

   STRATEGIC INCOME                 December 31

   1995                                                       152                   0                    0

   1994                                                       0                     0                    0





                          FISCAL PERIOD          % OF                 % OF                      % OF                 % OF
                          ENDED 1995              COMMISSIONS         TRANSACTIONS            COMMISSIONS          TRANSACTIONS
                                                  PAID TO FBSI        EFFECTED THROUGH          PAID TO FBS           EFFECTED


   FBSI                                             FBS

   OVERSEAS               October 31               0.42%                 1.27%                      10.03%              12.77%

   EQUITY GROWTH           November 30              39.46%                49.20%                     0.09%              0.04%

   GLOBAL RESOURCES        October 31               25.70%                40.78%                     0%                    0%

   GROWTH
OPPORTUNITIES              October 31               28.97%                42.88%                     0.16%              0.09%

   STRATEGIC
OPPORTUNITIES              December 31              19.11%                28.36%                     0%                    0%

   EQUITY INCOME           November 30              38.96%                51.92%                     0.53%              0.23%

   INCOME & GROWTH         October 31               25.12%                36.76%                     1.37%                 1.20%

   EMERGING MARKETS
INCOME                     December 31              0%                    0%                         0%                    0%

   STRATEGIC INCOME        December 31              0%                    0%                         0%                    0%

   HIGH YIELD              October 31               3.21%                 7.48%                      0%                    0%



                                    FISCAL PERIOD          AMOUNT PAID TO FIRMS           TOTAL AMOUNT OF
                                    ENDED 1995              PROVIDING RESEARCH*            TRANSACTIONS ON WHICH
                                                                                           COMMISSIONS WERE PAID

   OVERSEAS                         October 31               $ 1,236,730                    $ 473,866,633

   EQUITY GROWTH                    November 30               2,074,723                      2,483,941,828

   GLOBAL RESOURCES                 October 31                899,748                        503,396,441

   GROWTH OPPORTUNITIES             October 31                5,830,623                      4,827,223,877

   STRATEGIC OPPORTUNITIES          December 31               746,302                        681,612,409

   EQUITY INCOME                    November 30               1,330,219                      1,395,245,290

   INCOME & GROWTH                  October 31                8,491,571                      5,171,123,405

   STRATEGIC INCOME                 December 31               87                             196,788

   HIGH YIELD                       October 31                115,795                        42,091,477

   EMERGING MARKETS INCOME          December 31               11,579                         2,138,461


   * The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company (FSC) normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV and, where applicable, offering price.
GROWTH AND GROWTH & INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
TAXABLE NON-GOVERNMENT AND INTERNATIONAL INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
TAXABLE GOVERNMENT INCOME FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MUNICIPAL FUNDS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
Each class of shares may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a class are computed by dividing the class's pro rata share of the applicable interest and dividend income, if any, for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) or offering price, as appropriate, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates, a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur. Tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal a class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a stated federal or combined federal and, if applicable, state tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and, where applicable, state income tax laws for 1996. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2.00% to 8.00%. Of course, no assurance can be given that a class will achieve any specific tax-exempt yield. While the municipal funds invest principally in obligations whose interest is exempt from federal or from federal and state income tax, other income received by the funds may be taxable.
EXPECTED 1996 TAX RATES AND TAX-EQUIVALENT YIELDS

                  If individual tax-exempt yield is:

                  2.00%                                3.00%   4.00%   5.00%   6.00%   7.00%   8.00%



Taxable Income*                  Federal
                                 Income
                                 Tax

Single Return     Joint Return   Bracket**   Then taxable equivalent yield is:





$ 0 -          $ 24,000    $ 0 -       $ 40,100   15.0%  2.35%  3.53%  4.71%   5.88%  7.06%        8.24%            9.41%

$ 24,001 -     $ 58,150    $ 40,101 -  $ 96,900   28.0%  2.78%  4.17%  5.56%   6.94%  8.33%        9.72%            11.11%

$ 58,151 -     $ 121,300   $ 96,901 -  $ 147,700  31.0%  2.90%  4.35%  5.80%   7.25%  8.70%        10.14%           11.59%

   $ 121,301 - $ 263,750   $ 147,701 - $ 263,750  36.0%  3.13%  4.69%  6.25%   7.81%  9.38%           10.94%           12.50%

   $ 236,751 -  +          $ 263,751 - +          39.6%  3.31%  4.97%  6.62%   8.28%  9.93%           11.59%           13.25%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
A federally tax-exempt fund may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
   NEW YORK MUNICIPAL INCOME ONLY
Use the first table to find your approximate effective tax bracket as a New York State resident with triple taxes (federal, state, and New York City) or double taxes (federal and state) for 1996.
1996 TAX RATES




   Taxable Income*                                            Marginal Tax Rate

   Single Return           Joint Return         Marginal            New York    New York    Combined            Combined
                                                  Federal             State        City        New York         New York
                                                  Income                                       State and        State, City
                                                  Tax                                          Federal          and Federal
                                                  Bracket                                      Effective        Tax
                                                                                               Tax              Bracket**
                                                                                               Bracket**






   $ 0 -      $ 24,000    $ 0 -       $ 40,100     15.0%           0%               0%               15.00%           15.00%

   $ 24,001 - $ 25,000    $ 40,101 -  $ 45,000     28.0%           7.125%           4.389%           33.13%           36.29%

   $ 25,001 - $ 58,150    $ 45,001 -  $ 96,900     28.0%           7.125%           4.400%           33.13%           36.30%

   $ 58,151 - $ 60,000    $ 96,901 -  $ 108,000    31.0%           7.125%           4.400%           35.92%           38.95%

   $ 60,001 - $ 121,300   $ 108,001 - $ 147,700    31.0%           7.125%           4.457%           35.92%       38.99%

   $ 121,301 - $ 263,750  $ 147,701 - $ 263,750    36.0%           7.125%           4.457%           40.56%           43.41%

   $ 263,751 - +          $ 263,751 - +            36.6%           7.125%           4.457%           43.90%           46.60%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield. NEW YORK CITY RESIDENTS - TRIPLE TAXES - 1996



             If your effective combined federal, state, and New York City personal income tax rate in 1996 is:

             15.00%          36.29%          36.30%          38.95%          38.99%          43.41%          46.60%





   To match these          Your taxable investment would have to earn the following yield:
   tax-free yields:



   2%            2.35%            3.14%            3.14%            3.28%            3.28%            3.53%            3.75%

   3%            3.53%            4.71%            4.71%            4.91%            4.92%            5.30%            5.62%

   4%            4.71%            6.28%            6.28%            6.55%            6.56%            7.07%            7.49%

   5%            5.88%            7.85%            7.85%            8.19%            8.20%            8.84%            9.36%

   6%            7.06%            9.42%            9.42%            9.83%            9.83%            10.60%           11.24%

   7%            8.24%            10.99%           10.99%           11.47%           11.47%           12.37%           13.11%

   8%            9.41%            12.56%           12.56%           13.10%           13.11%           14.14%           14.98%

   9%            10.59%           14.13%           14.13%           14.74%           14.75%           15.90%           16.85%

   10%           11.76%           15.70%           15.70%           16.38%           16.39%           17.67%           18.73%

   11%           12.94%           17.27%           17.27%           18.02%           18.03%           19.44%           20.60%


   NEW YORK STATE RESIDENTS (OUTSIDE NYC) - DOUBLE TAXES - 1996



             If your effective combined federal and state personal income tax rate in 1996 is:

             15.00%                 33.13%          33.13%          35.92%          35.92%          40.56%          43.90%





   To match these            Your taxable investment would have to earn the following yield:
   tax-free yields:



   2%            2.35%            2.99%            2.99%            3.12%            3.12%            3.36%            3.57%

   3%            3.53%            4.49%            4.49%            4.68%            4.68%            5.05%            5.35%

   4%            4.71%            5.98%            5.98%            6.24%            6.24%            6.73%            7.13%

   5%            5.88%            7.48%            7.48%            7.80%            7.80%            8.41%            8.91%

   6%            7.06%            8.97%            8.97%            9.36%            9.36%            10.09%           10.70%

   7%            8.24%            10.47%           10.47%           10.92%           10.92%           11.78%           12.48%

   8%            9.41%            11.96%           11.96%           12.48%           12.48%           13.46%           14.26%

   9%            10.59%           13.46%           13.46%           14.04%           14.04%           15.14%           16.04%

   10%           11.76%           14.95%           14.95%           15.61%           15.61%           16.82%           17.83%

   11%           12.94%           16.45%           16.45%           17.17%           17.17%           18.51%           19.61%


   The fund may invest a portion of its assets in obligations that are subject to city, state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
CALIFORNIA MUNICIPAL INCOME ONLY
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1996.
1996 TAX RATES AND TAX-EQUIVALENT YIELDS



   Taxable Income*                                       Federal Income          State                  Combined California
                                                                                                        and Federal Effective

   Single Return                  Joint Return           Tax Bracket             Marginal Rate          Tax Bracket**



   $ 0  -                $ 4,831            $ 0  -                $ 9,662             15.0%           1.0%            15.85%

   $ 4,832  -            $ 11,449           $ 9,663  -            $ 22,898            15.0%           2.0%            16.70%

   $ 11,450  -           $ 18,068           $ 22,899  -           $ 36,136            15.0%           4.0%            18.40%

   $ 18,069  -           $ 24,000           $ 36,137  -           $ 40,100            15.0%           6.0%            20.10%

   $ 24,001  -           $ 25,083           $ 40,101  -           $ 50,166            28.0%           6.0%            32.32%

   $ 25,084  -           $ 31,700           $ 50,167  -           $ 63,400            28.0%           8.0%            33.76%

   $ 31,701  -           $ 58,150           $ 63,401  -           $ 96,900            28.0%           9.3%            34.70%

   $ 58,151  -           $ 109,936          $ 96,901  -           $ 147,700           31.0%           9.3%            37.42%

   $ 109,937  -          $ 121,300                                                    31.0%           10.0%           37.90%

                                            $ 147,701  -          $ 219,872           36.0%           9.3%            41.95%

   $ 121,301  -          $ 219,872          $ 219,873  -          $ 263,750           36.0%           10.0%           42.40%

   $ 219,873  -          $ 263,750                                                    36.0%           11.0%           43.04%

                                             $263,751  -          $ 439,744           39.6%           10.0%           45.64%

   $263,751  -           +                  $ 439,745  -          +                   39.6%           11.0%           46.24%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



             If your effective combined federal and state personal tax rate in 1996 is:

     15.85%  16.70%  18.40%  20.10%   32.32%   33.76%   34.70%   37.42%   37.90%   41.95%   42.40%   43.04%   45.64%   46.24%





   To match           Your taxable investment would have to earn the following yield:
   these
   tax-free
   yields:





   2%     2.38%  2.40%  2.45%  2.50%  2.96%  3.02%  3.06%  3.20%  3.22%  3.45%  3.47%    3.51%     3.68%            3.72%

   3%     3.57%  3.60%  3.68%  3.75%  4.43%  4.53%  4.59%  4.79%  4.83%  5.17%  5.21%    5.27%     5.52%            5.58%

   4%     4.75%  4.80%  4.90%  5.01%  5.91%  6.04%  6.13%  6.39%  6.44%  6.89%  6.94%    7.02%     7.36%            7.44%

   5%     5.94%  6.00%  6.13%  6.26%  7.39%  7.55%  7.66%  7.99%  8.05%  8.61%  8.68%    8.78%     9.20%            9.30%

   6%     7.13%  7.20%  7.35%  7.51%  8.87%  9.06%  9.19%  9.59%  9.66%  10.34% 10.42%   10.53%    11.04%           11.16%

   7%     8.32%  8.40%  8.58%  8.76%  10.34% 10.57% 10.72% 11.19% 11.27% 12.06% 12.15%   12.29%    12.88%           13.02%

   8%     9.51%  9.60%  9.80%  10.01% 11.82% 12.08% 12.25% 12.78% 12.88% 13.78% 13.89%   14.04%    14.72%           14.88%

   9%    10.70%  10.80% 11.03% 11.26% 13.30% 13.59% 13.78% 14.38% 14.49% 15.50% 15.63%   15.80%    16.56%           16.74%

   10%   11.88%  12.00% 12.25% 12.52% 14.78% 15.10% 15.31% 15.98% 16.10% 17.23% 17.36%   17.56%    18.40%           18.60%

   11%   13.07%  13.21% 13.48% 13.77% 16.25% 16.61% 16.85% 17.58% 17.71% 18.95% 19.10%   19.31%    20.24%           20.46%


   The California income tax rates are those in effect for 1995, which will be the same in 1996 except that California law requires that the brackets be adjusted annually for inflation using 100% of the California Consumer Price Index through June of the tax year. As of the date of this SAI, the California Franchise Tax Board had not published the 1996 inflation-adjusted tax brackets.
The fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining the class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a class's maximum sales charge into account. Excluding a sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of its return. Unless otherwise indicated, adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A growth or growth and income fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average.
   The 13-week and 39-week long-term moving averages are shown below:*
FUND          AS OF          13-WEEK          39-WEEK


   Global Resources - Class A                       10/27/95          $19.91          $18.52

   Global Resources - Class B                       10/27/95          19.89           18.52

   Global Resources - Institutional                 10/27/95          19.92           18.53

   Growth Opportunities - Class A                   10/27/95          30.47           28.28

   Growth Opportunities - Institutional             10/27/95          30.52           28.30

   Income & Growth - Class A                        10/27/95          15.37           14.90

   Income & Growth - Institutional                  10/27/95          15.39           14.89

   Overseas - Class A                               10/27/95          14.14           13.74

   Overseas - Class B                               10/27/95          14.14           13.74

   Overseas - Institutional                         10/27/95          14.18           13.75

   High Yield - Class A                             10/27/95          11.69           11.22

   High Yield - Class B                             10/27/95          11.69           11.23

   High Yield - Institutional                       10/27/95          11.57           11.12

   Equity Growth - Class A                          11/24/95          39.19           35.51

   Equity Growth - Institutional                    11/24/95          39.69           35.91

   Equity Income - Class A                          11/24/95          19.37           18.20

   Equity Income - Class B                          11/24/95          19.33           18.18

   Equity Income - Institutional                    11/24/95          19.49           18.28

   Strategic Opportunities - Class A                12/29/95          24.01           22.32

   Strategic Opportunities - Class B                12/29/95          23.71           22.07

   Strategic Opportunities - Institutional          12/29/95          23.92           22.20

   Strategic Opportunities - Initial                12/29/95          24.21           22.47

   Emerging Market Income - Class A                 12/29/95          8.65            8.18

   Emerging Market Income - Class B                 12/29/95          8.68            8.22

   Emerging Market Income - Institutional           12/29/95          8.65            8.17

   Strategic Income - Class A                       12/29/95          10.72           10.35

   Strategic Income - Class B                       12/29/95          10.74           10.38

   Strategic Income - Institutional                 12/29/95          10.74           10.36


   * Moving averages are shown for those classes that had commenced operations prior to February 26, 1996 (the date of this SAI).
The following tables and charts show performance for each class of shares of each fund. Class A shares have a maximum front-end sales charge of 3.50% for Overseas, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, and Income & Growth (the Equity Funds); 3.50% for Emerging Markets Income, High Yield, Strategic Income, Government Investment, New York Municipal Income, and High Income Municipal (the Bond Funds); 2.75% for Intermediate Bond and Intermediate Municipal Income (the Intermediate Bond Funds); and 1.50% for Short Fixed-Income and Short-Intermediate Municipal Income (the Short Bond Funds). Class A shares are also subject to a 12b-1 fee of 0.50% (the Equity Funds), 0.25% (the Bond Funds and the Intermediate Bond Funds), and 0.15% (the Short-Term Bond Funds). Class B shares have contingent deferred sales charges (CDSC) upon redemption: maximum CDSC is 4.00% for all funds except the Intermediate Bond Funds, which have a maximum CDSC of 3.00%. Class B shares are also subject to a 12b-1 fee of 0.75% (the Equity Funds) or 0.65% (the Bonds Funds and the Intermediate Bond Funds), as well as a 0.25% shareholder services fee. Institutional Class shares do not have a sales charge or a 12b-1 fee.
HISTORICAL BOND FUND RESULTS. The following tables show yields, tax-equivalent yields (for municipal funds), and total returns for each class of each bond fund for the fiscal year ended 1995 for those bond funds that had commenced operations as of February 26, 1996, the date of this SAI. The tax-equivalent yield is based on a 36% federal income tax rate. Note that each municipal fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                 Average Annual Total          Cumulative Total
                                 Returns1                       Returns1





                         Fiscal   Yield2   Tax        One      Five    Ten        One      Five      Ten
                         Period            Equivalen  Year     Years   Years/     Year     Years     Years/
                         Ended             t Yield2                    Life of                      Life of
                                                                         Fund+                       Fund+

    Emerging
Markets               12/31       9.86%    N/A        3.24%    N/A    3.15%      3.24%    N/A        5.79%
 Income - Class A

 Emerging
Markets                           9.45%       N/A      2.47%   N/A     3.09%   2.47%      N/A      5.67%
 Income - Class B

 Emerging
Markets                            N/A        N/A     7.11%    N/A     5.27%   7.11%      N/A      9.76%
 Income - Institutional

 High Yield -
Class A               10/31       8.15%     N/A       11.03%  18.52    13.39%  11.03%   133.86%   203.26%
                                                              %

 High Yield -
Class B                          7.78%     N/A        10.12%  18.96    13.68%  10.12%   138.20%   210.19%
                                                              %

 High Yield -
Institutional                    N/A        N/A       14.50%  19.25    13.79%  14.50%   141.19%   212.76%
                                                              %

 Strategic Income -
Class A               12/31    7.40%       N/A        17.75%   N/A     15.16%  17.75%   N/A       17.96%

 Strategic Income -
Class B                         6.85%     N/A         17.35%   N/A     15.43%  17.35%   N/A       18.28%

 Strategic Income -
Institutional                  N/A        N/A         22.41%     N/A    19.04% 22.41%     N/A     22.62%

 Government Investment -
Class A              10/31     5.13%     N/A          10.89%    7.63%   6.93% 10.89%    44.47%   80.56%

 Government Investment -
Class B                        4.54%     N/A          10.19%    8.03%   7.23% 10.19%    47.14%   85.15%

 Government Investment -        N/A      N/A          15.03%    8.43%   7.37%  15.03%   49.85%    87.30%
 Institutional

 Intermediate Bond -
Class A              11/30     4.89%     N/A            8.36%  8.01%    8.55%  8.36%    47.00%    127.23%

 Intermediate Bond -
Class B                        4.25%     N/A            7.62%  8.35%    8.73%  7.62%    49.34%   130.84%

 Intermediate Bond -
Institutional                  5.34%     N/A            11.73% 8.91%    9.01%  11.73%   53.25%   136.88%

 Short Fixed Income -
Class A              10/31     5.21%     N/A            4.46%  6.91%    7.16%   4.46%   39.65%  75.49%

 Short Fixed Income -          N/A        N/A           6.10%  7.24%    7.37%   6.10%   41.85%  78.25%
 Institutional

 High Income Municipal -
Class A              10/31    5.46%      8.53%         8.56%   8.05%   9.22%    8.56%  47.30%   104.81%

 High Income Municipal -
Class B                       4.97%      7.77%         7.57%   8.40%  9.52%     7.57%  49.66%   109.48%

 High Income Municipal -       N/A        N/A          12.59%  8.84%  9.71%     12.59%  52.76%    112.40%
 Institutional

 Intermediate
Municipal           11/30    3.92%      6.13%         12.31%   6.08%  6.76%     12.31%  34.34%   92.42%
 Income - Class A

 Intermediate
Municipal                    3.22%      5.03%         11.60%   6.43%  6.94%     11.60%  36.54%   95.57%
 Income - Class B

 Intermediate Municipal      4.30%      6.72%         15.44%   6.81%  7.13%     15.44%  39.01%   99.11%
 Income - Institutional

 Short Intermediate 11/30   3.52%      5.50%         7.74%      N/A    4.62%    7.74%   N/A       8.03%
 Municipal Income - Class A

 Short Intermediate          N/A        N/A          9.34%      N/A    5.53%    9.34%    N/A      9.64%
 Municipal Income - Institutional

 New York Municipal 10/31    N/A        N/A           N/A       N/A     N/A      N/A     N/A       1.18%
 Income - Class A

 New York Municipal          N/A        N/A           N/A         N/A   N/A      N/A     N/A       0.65%
 Income - Class B

 New York Municipal          N/A        N/A           N/A         N/A   N/A      N/A     N/A       4.96%
 Income - Institutional


   + Life of fund figures are from commencement of operations March 10, 1994 for Emerging Markets Income; January 5, 1987 for High Yield; January 7, 1987 for Government Investment; October 31, 1994 for Strategic Income; September 16, 1987 for Short-Fixed Income and High Income Municipal; March 16, 1994 for Short-Intermediate Municipal Income; and August 21, 1995 for New York Municipal Income) through each fund's 1995 fiscal year end.
1 Average annual and cumulative total returns for Class A shares include the effect of paying Class A's maximum applicable front-end sales charge of 3.50% for Equity Funds and Bond Funds; 2.75% for the Intermediate Bond Funds; 1.50% for the Short Bond Funds. Average annual and cumulative total returns for Class B shares include the effect of paying Class B's applicable CDSC upon redemption based on the following schedule: For the Equity Funds and the Bond Funds - one year or less, 4%; greater than one year to three years, 3%; greater than three years to four years, 2%; greater than four years to five years, 1%; greater than five years, 0%, for the Intermediate Bond Funds - one year or less, 3%; greater than one year to two years, 2%; greater than two years to three years, 1%; greater than three years, 0%. Returns prior to July 3, 1995 for Institutional Class shares of all funds except Intermediate Bond, Intermediate Municipal Income, and New York Municipal Income are those of each fund's Class A shares and include the then-current Class A 12b-1 fees of either 0.25% for Emerging Markets Income, High Yield, Strategic Income, and Government Investment or 0.15% for Short-Fixed Income and Short-Intermediate Municipal Income. Class A returns prior to September 10, 1992 for Intermediate Bond and Intermediate Municipal Income are those of Institutional Class and do not reflect Class A's then-applicable 12b-1 fees of 0.25% (the Bond Funds and Intermediate Bond Funds). Class B returns prior to June 30, 1994 for all funds except Intermediate Bond, Intermediate Municipal Income, and New York Municipal Income are those of Class A shares and include the applicable Class A 12b-1 fees discussed above. Class B returns from each fund's commencement of operations up to September 10, 1992 for Intermediate Bond and Intermediate Municipal Income reflect the returns of Institutional Class, which does not have a 12b-1 fee.
2 Yields and tax-equivalent yields shown for Class A shares include the effect of the applicable Class A front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class B shares include the effect of the applicable Class B 12b-1 fee, but not the CDSC.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the yields and total returns for those periods for Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income would have been lower. The table below shows what the classes yields and tax-equivalent yields (if applicable) would have been if the class had not been in reimbursement.

                                                Class A                               Class B

   Fund                                         Yield*           Tax-
                Yield*           Tax-Equiva
                                                                 Equivalent                            lent Yield*
                                                                 Yield*

   Emerging Markets Income                      9.78%            N/A                  9.38%            N/A

   Intermediate Bond                            N/A              N/A                  4.24%            N/A

   Government Investment                        5.12%            N/A                  N/A              N/A

   Short-Intermediate Municipal Income          3.46%            5.41%                N/A              N/A


   * See footnote 2 above.
HISTORICAL EQUITY FUND RESULTS. The following table shows the total returns for 1995 fiscal periods ended as indicated, for those classes that had commenced operations as of February 26, 1996, the date of this SAI.
                    Average Annual Total
          Cumulative Total

                       Returns1                       Returns1




                                    Fiscal       One         Five       Ten                One          Five        Ten
                                    Period       Year        Years      Years/Life         Year         Years       Years/Life
                                    Ended                               of Fund+                                    of Fund+



 Overseas - Class A                 10/31        (3.74)%      7.99%       6.31%            (3.74)%      46.83%       40.22%

 Overseas - Class B                              (4.21)%      8.61%       6.99%            (4.21)%      51.16%       45.31%

 Overseas - Institutional                         0.11%        8.84%       7.06%            0.11%        52.70%       45.83%

 Equity Growth - Class A            11/30        36.17%       24.51%      19.55%           36.17%       199.19%      496.35%

 Equity Growth - Institutional                   42.15%       26.02%      20.27%           42.15%       217.79%      533.43%

 Global Resources - Class A         10/31        7.50%        14.83%      14.60%           7.50%        99.63%       191.38%

 Global Resources - Class B                      7.28%        15.51%      15.11%           7.28%        105.66%      201.64%

 Global Resources -                             11.52%       15.67%      15.14%           11.52%       107.09%      202.26%
  Institutional

 Growth Opportunities - Class A    10/31        18.58%       24.29%      20.50%           18.58%       196.64%      341.17%

 Growth Opportunities -                         23.20%       25.25%      21.08%           23.20%       208.20%      358.35%
  Institutional

 Strategic Opportunities - Class A  12/31        33.32%       15.67%      14.08%           33.32%       107.07%      273.35%

 Strategic Opportunities - Class B               33.35%       16.24%      14.41%           33.35%       112.22%      284.43%

 Strategic Opportunities -                      38.60%       16.57%      14.52%           38.60%       115.27%      288.12%
  Institutional

 Equity Income - Class A            11/30        24.93%       18.96%      13.24%           24.93%       138.24%      246.59%

 Equity Income - Class B                         24.95%       19.60%      13.59%           24.95%       144.74%      257.49%

 Equity Income - Institutional                   30.43%       20.42%      13.93%           30.43%       153.21%      268.37%

 Income & Growth - Class A           10/31        4.08%        13.63%      11.10%           4.08%        89.40%       153.18%

 Income & Growth -                               8.77%        14.63%      11.66%           8.77%        97.93%       164.59%
  Institutional


   + Life of fund figures are from commencement of operations (April 23, 1990 for Overseas; December 29, 1987 for Global Resources; November 18, 1987 for Growth Opportunities; January 6, 1987 for Income & Growth) through each fund's 1995 fiscal year end.
1 Average annual and cumulative total returns for Class A shares include the effect of paying Class A's maximum applicable front-end sales charge of 3.50% for Equity Funds and Bond Funds; 2.75% for the Intermediate Bond Funds; 1.50% for the Short Bond Funds. Average annual and cumulative total returns for Class B shares include the effect of paying Class B's applicable CDSC upon redemption based on the following schedule: For the Equity Funds and the Bond Funds - one year or less, 4%; greater than one year to three years, 3%; greater than three years to four years, 2%; greater than four years to five years, 1%; greater than five years, 0%, for the Intermediate Bond Funds - one year or less, 3%; greater than one year to two years, 2%; greater than two years to three years, 1%; greater than three years, 0%. Returns prior to July 3, 1995 for Institutional Class shares of all funds except Equity Growth and Equity Income are those of each fund's Class A shares and include the then-current 12b-1 fee of 0.65%. Class A returns prior to September 10, 1992 for Equity Growth and Equity Income are those of the Institutional Class which does not have a 12b-1 fee. Class A returns prior to August 20, 1986 for Strategic Opportunities reflect those of Initial Class shares, the fund's original class which does not have a 12b-1 fee. Class B returns prior to June 30, 1994 for all funds except Overseas, Global Resources, Strategic Opportunities and Equity Income are those of Class A shares and include the applicable Class A 12b-1 fee. Class B returns from each fund's commencement of operations to September 10, 1992 for Equity Growth and Equity Income reflect the returns of the Institutional Class, which does not have a 12b-1 fee. Class B returns for Strategic Opportunities from August 20, 1986 through June 30, 1994 reflect the performance of Class A shares, including the then-applicable 0.65% 12b-1 fee and from December 31, 1983 through August 20, 1986 reflect the performance of Initial Class shares. Class B returns prior to July 3, 1995 for Overseas and Global Resources reflect Class A performance, including the then-applicable 0.65% 12b-1 fee.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the total returns for those periods for Overseas, Global Resources, Equity Income, and Growth Opportunities would have been lower.

DOMESTIC FUND RETURNS. The following tables show the income and capital elements of the cumulative total return for each class of each fund. The table compares each class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since bond funds invest in fixed-income securities, common stocks represent a different type of investment from those funds. Common stocks generally offer greater growth potential than bonds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the bond funds. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the classes' returns, do not include the effect of paying brokerage commissions or other costs of investing.
   The following charts show the growth of a hypothetical $10,000 investment in each class, assuming all distributions were reinvested and including the effect of each fund's Class A maximum front-end sales charge or Class B applicable CDSC. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today. Tax consequences of different investments have not been factored into the figures.
EQUITY GROWTH - CLASS A          INDICES




   Period Ended  Value of    Value of              Reinvested            Total          S&P          DJIA          Cost
   Nov. 30       Initial     Reinvested            Capital Gain          Value           500                         of
                 $10,000     Dividend              Distributions                                                      Living*
                 Investment  Distributions





   1995    $ 34,658    $ 1,668           $ 23,309           $ 59,635           $ 41,199           $ 47,557           $ 14,092

   1994     24,817      1,072             16,372             42,261             30,077             34,192             13,752

   1993     25,670      1,109             14,823             41,602             29,766             32,779             13,376

   1992     22,911      880               12,537             36,328             27,035             28,578             13,028

   1991     21,127      771               8,135              30,033             22,814             24,302             12,642

   1990     13,531      494               5,210              19,235             18,956             20,777             12,275

   1989     15,071      449               3,201              18,721             19,640             21,131             11,550

   1988     10,459      38                2,222              12,719             15,010             15,910             11,037

   1987     8,632       22                1,147              9,801              12,171             13,310             10,587

   1986     11,469      20                337                11,826             12,768             13,479             10,128


   * From month-end closest to initial investment date.
EQUITY GROWTH - INSTITUTIONAL CLASS          INDICES




   Period Ended  Value of    Value of          Reinvested        Total          S&P               DJIA               Cost
   Nov. 30       Initial        Reinvested  Capital Gain         Value          500                                   of
                 $10,000        Dividend       Distributions                                                         Living*
                 Investment  Distributions


   1995       $ 36,420       $ 2,443             $ 24,480         $ 63,343   $ 41,199           $ 47,557           $ 14,092

   1994         26,060        1,318               17,183           44,561    30,077             34,192             13,752

   1993         26,817        1,191               15,485           43,493    29,766             32,779             13,376

   1992         23,778        913                 13,012           37,703    27,035             28,578             13,028

   1991         21,894        799                 8,430            31,123    22,814             24,302             12,642

   1990         14,022        511                 5,399            19,932    18,956             20,777             12,275

   1989         15,618        465                 3,317            19,400    19,604             21,131             11,550

   1988         10,839        40                  2,302            13,181    15,010             15,910             11,037

   1987         8,945         23                  1,189            10,157    12,171             13,310             10,587

   1986         11,885        21                  349              12,255    12,768             13,479             10,128


   * From month-end closest to initial investment date.
GLOBAL RESOURCES - CLASS A          INDICES




    Period Ended   Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Oct. 31           Initial       Reinvested       Capital Gain     Value     500              of
                   $10,000       Dividend         Distributions                               Living**
                   Investment    Distributions


 1995       $ 18,576      $ 129      $ 10,433      $ 29,138      $ 30,328      $ 31,450      $ 13,319

 1994        16,945        117        9,093         26,155        23,986        25,207        12,955

 1993        16,974        118        8,065         25,157        23,093        23,104        12,626

 1992        13,394        93         4,349         17,836        20,090        19,672        12,288

 1991        13,616        95         3,121         16,832        18,268        18,172        11,906

 1990        11,870        82         2,133         14,085        13,683        13,970        11,568

 1989        12,159        0          1,082         13,241        14,791        14,557        10,884

 1988*       11,069        0          0             11,069        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GLOBAL RESOURCES - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 19,230       $ 134             $ 10,800          $ 30,164      $ 30,328      $ 31,450      $ 13,319

 1994                17,560         121               9,423             27,104        23,986        25,207        12,955

 1993                17,590         121               8,358             26,069        23,093        23,104        12,626

 1992                13,880         96                4,507             18,483        20,090        19,672        12,288

 1991                14,110         98                3,234             17,442        18,268        18,172        11,906

 1990                12,300         85                2,211             14,596        13,683        13,970        11,568

 1989                12,600         0                 1,121             13,721        14,791        14,557        10,884

 1988*               11,470         0                 0                 11,470        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GLOBAL RESOURCES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 19,270       $ 134             $ 10,822          $ 30,226      $ 30,328      $ 31,450      $ 13,319

 1994                17,560         121               9,423             27,104        23,986        25,207        12,955

 1993                17,590         121               8,358             26,069        23,093        23,104        12,626

 1992                13,880         96                4,507             18,483        20,090        19,672        12,288

 1991                14,110         98                3,234             17,442        18,268        18,172        11,906

 1990                12,300         85                2,211             14,596        13,683        13,970        11,568

 1989                12,600         0                 1,121             13,721        14,791        14,557        10,884

 1988*               11,470         0                 0                 11,470        11,702        11,395        10,416


 * From December 29, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GROWTH OPPORTUNITIES - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 29,809       $ 1,552           $ 12,756          $ 44,117      $ 30,770      $ 31,921      $ 13,319

 1994                25,688         938               9,277             35,903        24,336        25,585        12,955

 1993                24,501         801               7,723             33,025        23,430        23,449        12,626

 1992                20,400         506               4,873             25,779        20,383        19,966        12,288

 1991                19,860         375               2,763             22,998        18,534        18,444        11,906

 1990                12,535         72                1,744             14,351        13,882        14,179        11,568

 1989                15,951         37                907               16,895        15,006        14,775        10,884

 1988*               13,771         0                 0                 13,771        11,872        11,566        10,416


 * From November 18, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 30,970       $ 1,612           $ 13,253          $ 45,835      $ 30,770      $ 31,921      $ 13,319

 1994                26,620         971               9,614             37,205        24,336        25,585        12,955

 1993                25,390         830               8,003             34,223        23,430        23,449        12,626

 1992                21,140         524               5,050             26,714        20,383        19,966        12,288

 1991                20,580         390               2,863             23,833        18,534        18,444        11,906

 1990                12,990         75                1,807             14,872        13,882        14,179        11,568

 1989                16,530         37                940               17,507        15,006        14,775        10,884

 1988*               14,270         0                 0                 14,270        11,872        11,566        10,416


 * From November 18, 1987 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 17,798       $ 6,524           $ 13,013          $ 37,335      $ 40,054      $ 45,581      $ 14,044

 1994                13,377         4,473             9,173             27,023        29,114        33,338        13,696

 1993                14,879         4,432             9,799             29,110        28,735        31,759        13,339

 1992                13,627         3,559             6,985             24,171        26,104        27,146        12,983

 1991                13,227         2,798             5,389             21,414        24,251        25,300        12,617

 1990                12,619         2,052             2,728             17,399        18,585        20,347        12,242

 1989                14,171         1,508             3,064             18,743        19,183        20,457        11,537

 1988                10,988         771               2,376             14,135        14,567        15,526        11,025

 1987                9,314          234               2,014             11,562        12,492        13,394        10,558

 1986                11,596         63                685               12,344        11,868        12,703        10,110


 * From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value         500                       of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 18,206       $ 6,906           $ 13,331          $ 38,443      $ 40,054      $ 45,851      $ 14,044

 1994                13,766         4,781             9,443             27,990        29,114        33,338        13,696

 1993                15,419         4,592             10,155            30,166        28,735        31,759        13,339

 1992                14,122         3,687             7,238             25,047        26,104        27,146        12,983

 1991                13,706         2,901             5,584             22,191        24,251        25,300        12,617

 1990                13,076         2,127             2,827             18,030        18,585        20,347        12,242

 1989                14,685         1,562             3,175             19,422        19,183        20,457        11,537

 1988                11,386         800               2,462             14,648        14,567        15,526        11,025

 1987                9,652          243               2,087             11,982        12,492        13,394        10,558

 1986                12,016         66                710               12,792        11,868        12,703        10,110


 * From month-end closest to initial investment date.
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Dec. 31          Initial       Reinvested       Capital Gain     Value     500              of
                  $10,000       Dividend         Distributions                               Living*
                  Investment    Distributions






 1995      $ 18,384      $ 6,984      $ 13,444      $ 38,812      $ 40,054      $ 45,581      $ 14,044

 1994       13,862        4,635        9,506         28,003        29,114        33,338        13,696

 1993       15,419        4,592        10,155        30,166        28,735        31,759        13,339

 1992       14,122        3,687        7,238         25,047        26,104        27,146        12,983

 1991       13,706        2,901        5,584         22,191        24,251        25,300        12,617

 1990       13,076        2,127        2,827         18,030        18,585        20,347        12,242

 1989       14,685        1,562        3,175         19,422        19,183        20,457        11,537

 1988       11,386        800          2,462         14,648        14,567        15,526        11,025

 1987       9,652         243          2,087         11,982        12,492        13,394        10,558

 1986       12,016        66           710           12,792        11,868        12,703        10,110


 * From month-end closest to initial investment date.
EQUITY INCOME - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value         500                       of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment     Distributions


 1995               $ 16,110       $ 11,832          $ 6,717           $ 34,659      $ 41,199      $ 47,557      $ 14,092

 1994                12,888         8,989             4,894             26,771        30,077        34,192        13,752

 1993                12,000         8,041             4,557             24,598        29,766        32,779        13,376

 1992                10,385         6,511             3,944             20,840        27,035        28,578        13,028

 1991                8,947          4,919             3,398             17,264        22,814        24,302        12,642

 1990                7,688          3,432             2,919             14,039        18,956        20,777        12,275

 1989                9,908          3,248             3,341             16,497        19,640        21,131        11,550

 1988                8,964          2,044             3,023             14,031        15,010        15,910        11,037

 1987                8,826          1,109             1,114             11,049        12,171        13,310        10,587

 1986                10,934         674               308               11,916        12,768        13,479        10,128


 * From month-end closest to initial investment date.
EQUITY INCOME - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total     S&P     DJIA     Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value     500              of
                  $10,000       Dividend         Distributions                               Living*
                  Investment    Distributions






 1995      $ 16,653      $ 12,152      $ 6,944      $ 35,749      $ 41,199      $ 47,557      $ 14,092

 1994       13,339        9,319         5,066        27,724        30,077        34,192        13,752

 1993       12,435        8,333         4,722        25,490        29,766        32,779        13,376

 1992       10,762        6,747         4,087        21,596        27,035        28,578        13,028

 1991       9,272         5,097         3,521        17,890        22,814        24,302        12,642

 1990       7,967         3,556         3,025        14,548        18,956        20,777        12,275

 1989       10,268        3,366         3,462        17,096        19,640        21,131        11,550

 1988       9,289         2,118         3,132        14,539        15,010        15,910        11,037

 1987       9,146         1,149         1,154        11,449        12,171        13,310        10,587

 1986       11,331        698           319          12,348        12,768        13,479        10,128


 * From month-end closest to initial investment date.
EQUITY INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Nov. 30          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living*
                  Investment    Distributions


 1995               $ 16,812       $ 13,012          $ 7,013           $ 36,837      $ 41,199      $ 47,557      $ 14,092

 1994                13,448         9,688             5,107             28,243        30,077        34,192        13,752

 1993                12,494         8,479             4,745             25,718        29,766        32,779        13,376

 1992                10,778         6,759             4,093             21,630        27,035        28,578        13,028

 1991                9,272          5,097             3,521             17,890        22,814        24,302        12,642

 1990                7,967          3,556             3,025             14,548        18,956        20,777        12,275

 1989                10,268         3,366             3,462             17,096        19,640        21,131        11,550

 1988                9,289          2,118             3,132             14,539        15,010        15,910        11,037

 1987                9,146          1,149             1,154             11,449        12,171        13,310        10,587

 1986                11,331         698               319               12,348        12,768        13,479        10,128


 * From month-end closest to initial investment date.
INCOME & GROWTH - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                       of
                  $10,000       Dividend         Distributions                                           Living**
                  Investment     Distributions


 1995               $ 14,765       $ 7,234           $ 3,319           $ 25,318      $ 30,447      $ 31,938      $ 13,910

 1994                14,157         6,136             3,182             23,475        24,080        25,598        13,529

 1993                15,353         6,082             2,688             24,123        23,183        23,462        13,186

 1992                13,906         4,701             1,552             20,159        20,169        19,977        12,833

 1991                13,635         3,975             672               18,282        18,339        18,454        12,434

 1990                10,046         2,359             495               12,900        13,736        14,187        12,081

 1989                12,323         1,569             0                 13,892        14,849        14,782        11,367

 1988                10,683         784               0                 11,467        11,747        11,572        10,878

 1987*               9,110          163               0                 9,273         10,232        10,358        10,434


 * From January 6, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INCOME & GROWTH - INSTITUTIONAL CLASS     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 15,400       $ 7,597           $ 3,462           $ 26,459      $ 30,447      $ 31,938      $ 13,910

 1994                14,670         6,358             3,298             24,326        24,080        25,598        13,529

 1993                15,910         6,302             2,786             24,998        23,183        23,462        13,186

 1992                14,410         4,873             1,608             20,891        20,169        19,977        12,833

 1991                14,130         4,119             696               18,945        18,339        18,454        12,434

 1990                10,410         2,444             513               13,367        13,736        14,187        12,081

 1989                12,770         1,626             0                 14,396        14,849        14,782        11,367

 1988                11,070         813               0                 11,883        11,747        11,572        10,878

 1987*               9,440          170               0                 9,610         10,232        10,358        10,434


 * From January 6, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - CLASS A     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 11,493       $ 17,779          $ 1,054           $ 30,326      $ 31,158      $ 32,670      $ 13,910

 1994                10,827         14,538            993               26,358        24,643        26,185        13,529

 1993                11,590         13,596            494               25,680        23,725        23,999        13,186

 1992                10,683         10,634            0                 21,317        20,640        20,435        12,833

 1991                9,766          7,712             0                 17,478        18,768        18,877        12,434

 1990                7,865          4,649             0                 12,514        14,057        14,512        12,081

 1989                8,656          3,426             0                 12,082        15,196        15,121        11,367

 1988                9,515          2,177             0                 11,692        12,022        11,837        10,878

 1987*               8,772          800               0                 9,572         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - CLASS B     INDICES




 Period Ended     Value of      Value of         Reinvested       Total        S&P          DJIA          Cost
 Oct. 31          Initial       Reinvested       Capital Gain     Value        500                        of
                  $10,000       Dividend         Distributions                                            Living**
                  Investment     Distributions


 1995               $ 11,890       $ 18,039          $ 1,090           $ 31,019      $ 31,158      $ 32,670      $ 13,910

 1994                11,210         14,942            1,028             27,180        24,643        26,185        13,529

 1993                12,010         14,089            512               26,611        23,725        23,999        13,186

 1992                11,070         11,020            0                 22,090        20,640        20,435        12,833

 1991                10,120         7,992             0                 18,112        18,768        18,877        12,434

 1990                8,150          4,818             0                 12,968        14,057        14,512        12,081

 1989                8,970          3,550             0                 12,520        15,196        15,121        11,367

 1988                9,860          2,256             0                 12,116        12,022        11,837        10,878

 1987*               9,090          829               0                 9,919         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH YIELD - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 11,760       $ 18,438          $ 1,078           $ 31,276      $ 31,158      $ 32,670      $ 13,910

 1994                11,220         15,065            1,029             27,314        24,643        26,185        13,529

 1993                12,010         14,089            512               26,611        23,725        23,999        13,186

 1992                11,070         11,020            0                 22,090        20,640        20,435        12,833

 1991                10,120         7,992             0                 18,112        18,768        18,877        12,434

 1990                8,150          4,818             0                 12,968        14,057        14,512        12,081

 1989                8,970          3,550             0                 12,520        15,196        15,121        11,367

 1988                9,860          2,256             0                 12,116        12,022        11,837        10,878

 1987*               9,090          829               0                 9,919         10,472        10,595        10,434


 * From January 5, 1987 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 10,615       $ 941             $ 240             $ 11,796      $ 13,414      $ 13,400      $ 10,268

 1994*               9,573          94                0                 9,667         9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 10,710       $ 871             $ 247             $ 11,828      $ 13,414      $ 13,400      $ 10,268

 1994*               9,910          84                0                 9,994         9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
STRATEGIC INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Dec. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                  Investment     Distributions


 1995               $ 11,030       $ 983             $ 249             $ 12,262      $ 13,414      $ 13,400      $ 10,268

 1994*               9,920          97                0                 10,017        9,750         9,801         10,013


 * From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions



 1995               $ 9,332        $ 8,174           $ 550             $ 18,056      $ 30,373      $ 31,879      $ 13,910

 1994                8,646          6,557             510               15,713        24,022        25,550        13,529

 1993                9,785          6,479             322               16,587        23,127        23,418        13,186

 1992                9,389          5,351             0                 14,740        20,120        19,940        12,833

 1991                9,254          4,333             0                 13,587        18,295        18,419        12,434

 1990                8,830          3,231             0                 12,061        13,703        14,160        12,081

 1989                8,984          2,344             0                 11,328        14,813        14,755        11,367

 1988                8,936          1,421             0                 10,357        11,719        11,551        10,878

 1987*               8,878          595               0                 9,473         10,208        10,339        10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 9,670        $ 8,275           $ 570             $ 18,515      $ 30,373      $ 31,879      $ 13,910

 1994                8,950          6,737             528               16,215        24,022        25,550       $ 13,529

 1993                10,140         6,715             334               17,189        23,127        23,418       $ 13,186

 1992                9,730          5,545             0                 15,275        20,120        19,940       $ 12,833

 1991                9,590          4,490             0                 14,080        18,295        18,419       $ 12,434

 1990                9,150          3,349             0                 12,499        13,703        14,160       $ 12,081

 1989                9,310          2,429             0                 11,739        14,813        14,755       $ 11,367

 1988                9,260          1,473             0                 10,733        11,719        11,551       $ 10,878

 1987*               9,200          616               0                 9,816         10,208        10,339       $ 10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living**
                   Investment     Distributions


 1995               $ 9,670        $ 8,490           $ 570             $ 18,730      $ 30,373      $ 31,879      $ 13,910

 1994                8,960          6,795             528               16,283        24,022        25,550      $ 13,529

 1993                10,140         6,715             334               17,189        23,127        23,418      $ 13,186

 1992                9,730          5,545             0                 15,275        20,120        19,940      $ 12,833

 1991                9,590          4,490             0                 14,080        18,295        18,419      $ 12,434

 1990                9,150          3,349             0                 12,499        13,703        14,160      $ 12,081

 1989                9,310          2,429             0                 11,739        14,813        14,755      $ 11,367

 1988                9,260          1,473             0                 10,733        11,719        11,551      $ 10,878

 1987*               9,200          616               0                 9,816         10,208        10,339      $ 10,434


 * From January 7, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INTERMEDIATE BOND - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 9,919        $ 12,567          $ 237             $ 22,723      $ 41,199      $ 47,557      $ 14,092

 1994                9,458          10,709            226               20,393        30,077        34,192       $ 13,752

 1993                10,269         10,387            246               20,902        29,766        32,779       $ 13,376

 1992                9,808          8,537             235               18,580        27,035        28,578       $ 13,028

 1991                9,725          7,081             233               17,039        22,814        24,302       $ 12,642

 1990                9,347          5,461             224               15,032        18,956        20,777       $ 12,275

 1989                9,596          4,294             230               14,120        19,640        21,131       $ 11,550

 1988                9,384          2,995             225               12,604        15,010        15,910       $ 11,037

 1987                9,448          1,910             226               11,584        12,171        13,310       $ 10,587

 1986                10,361         1,002             19                11,382        12,768        13,479       $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE BOND - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 10,190       $ 12,650          $ 244             $ 23,084       $41,199      $ 47,557      $ 14,092

 1994                9,716          10,919            233               20,868        30,077        34,192        13,752

 1993                10,559         10,681            253               21,493        29,766        32,779        13,376

 1992                10,085         8,779             241               19,105        27,035        28,578        13,028

 1991                10,000         7,282             239               17,521        22,814        24,302        12,642

 1990                9,611          5,616             230               15,547        18,956        20,777        12,275

 1989                9,867          4,417             236               14,520        19,640        21,131        11,550

 1988                9,649          3,081             231               12,961        15,010        15,910        11,037

 1987                9,716          1,962             233               11,911        12,171        13,310        10,587

 1986                10,654         1,030             20                11,704        12,768        13,479        10,128


 * From month-end closest to initial investment date.
INTERMEDIATE BOND - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                          of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 10,209       $ 13,235          $ 244             $ 23,688      $ 41,199      $ 47,577      $ 14,092

 1994                9,735          11,233            233               21,201        30,077        34,192        13,752

 1993                10,578         10,824            253               21,655        29,766        32,779        13,376

 1992                10,085         8,809             241               19,135        27,035        28,578        13,028

 1991                10,000         7,282             239               17,521        22,814        24,302        12,642

 1990                9,611          5,616             230               15,457        18,956        20,777        12,275

 1989                9,867          4,417             236               14,520        19,640        21,131        11,550

 1988                9,649          3,081             231               12,961        15,010        15,910        11,037

 1987                9,716          1,962             233               11,911        12,171        13,310        10,587

 1986                10,654         1,030             20                11,704        12,768        13,479        10,128


 * From month-end closest to initial investment date.
SHORT FIXED-INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995       $ 9,328      $ 8,221      $ 0      $ 17,549      $ 23,674      $ 24,051      $ 13,365

 1994        9,338        7,210        0        16,548        18,273        19,276        13,000

 1993        9,939        6,646        0        16,585        18,026        17,668        12,670

 1992        9,801        5,397        0        15,198        15,682        15,043        12,330

 1991        9,722        4,165        0        13,887        14,260        13,896        11,948

 1990        9,476        2,902        0        12,378        10,681        10,683        11,609

 1989        9,801        1,921        0        11,722        11,545        11,132        10,922

 1988        9,791        974          0        10,765        9,134         8,714         10,452

 1987*       9,909        100          0        10,009        7,956         7,800         10,026


 *  From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
SHORT FIXED-INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995       $ 9,470      $ 8,355      $ 0      $ 17,825      $ 23,674      $ 24,051      $ 13,365

 1994        9,480        7,320        0        16,800        18,723        19,276        13,000

 1993        10,090       6,748        0        16,838        18,026        17,668        12,670

 1992        9,950        5,479        0        15,429        15,682        15,043        12,330

 1991        9,870        4,228        0        14,098        14,260        13,896        11,948

 1990        9,620        2,946        0        12,566        10,681        10,683        11,609

 1989        9,950        1,951        0        11,901        11,545        11,132        10,922

 1988        9,940        989          0        10,929        9,134         8,714         10,452

 1987*       10,060       101          0        10,161        7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500                of
                   $10,000        Dividend          Distributions                                   Living**
                   Investment     Distributions






 1995       $ 11,464      $ 8,509      $ 508      $ 20,481      $ 23,674      $ 24,051      $ 13,365

 1994        10,827        6,899        479        18,205        18,723        19,276        13,000

 1993        12,275        6,663        435        19,373        18,026        17,668        12,670

 1992        11,242        5,111        355        16,708        15,682        15,043        12,330

 1991        11,011        3,954        334        15,299        14,260        13,896        11,948

 1990        10,490        2,757        170        13,417        10,681        10,683        11,609

 1989        10,441        1,782        55         12,278        11,545        11,132        10,922

 1988        10,094        864          0          10,958        9,134         8,714         10,452

 1987*       9,505         89           0          9,594         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions







 1995       $ 11,860      $ 8,563      $ 525      $ 20,948      $ 23,674      $ 24,051      $ 13,365

 1994        11,210        7,069        496        18,775        18,723        19,276        13,000

 1993        12,720        6,905        450        20,075        18,026        17,668        12,670

 1992        11,650        5,296        368        17,314        15,682        15,043        12,330

 1991        11,410        4,097        347        15,854        14,260        13,896        11,948

 1990        10,870        2,858        176        13,904        10,681        10,683        11,609

 1989        10,820        1,846        57         12,723        11,545        11,132        10,922

 1988        10,460        895          0          11,355        9,134         8,714         10,452

 1987*       9,850         92           0          9,942         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions







 1995       $ 11,880      $ 8,834      $ 526      $ 21,240      $ 23,674      $ 24,051      $ 13,365

 1994        11,220        7,148        497        18,865        18,723        19,276        13,000

 1993        12,720        6,905        450        20,075        18,026        17,668        12,670

 1992        11,650        5,296        368        17,314        15,682        15,043        12,330

 1991        11,410        4,097        347        15,854        14,260        13,896        11,948

 1990        10,870        2,858        176        13,904        10,681        10,683        11,609

 1989        10,820        1,846        57         12,723        11,545        11,132        10,922

 1988        10,460        895          0          11,355        9,134         8,714         10,452

 1987*       9,850         92           0          9,942         7,956         7,800         10,026


 * From September 16, 1987 (commencement of operations).
** From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total         S&P           DJIA          Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value         500                         of
                   $10,000        Dividend          Distributions                                               Living*
                   Investment     Distributions


 1995               $ 9,820        $ 7,939           $ 1,483           $ 19,242      $ 41,199      $ 47,557      $ 14,092

 1994                8,893          6,426             1,343             16,662        30,077        34,192       $ 13,752

 1993                9,895          6,329             1,460             17,684        29,766        32,779       $ 13,376

 1992                10,482         5,812             122               16,416        27,035        28,578       $ 13,028

 1991                10,217         4,729             119               15,065        22,814        24,302       $ 12,642

 1990                10,066         3,747             117               13,930        18,956        20,777       $ 12,275

 1989                10,037         2,860             117               13,014        19,640        21,131       $ 11,550

 1988                9,952          2,038             116               12,106        15,010        15,910       $ 11,037

 1987                9,820          1,298             115               11,233        12,171        13,310       $ 10,587

 1986                10,397         677               50                11,124        12,768        13,479       $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living*
                   Investment     Distributions






 1995      $ 10,097      $ 7,936      $ 1,524      $ 19,557      $ 41,199      $ 47,557      $ 14,092

 1994       9,144         6,542        1,380        17,066        30,077        34,192      $ 13,752

 1993       10,175        6,507        1,502        18,184        29,766        32,779      $ 13,376

 1992       10,778        5,976        126          16,880        27,035        28,578      $ 13,028

 1991       10,506        4,862        123          15,491        22,814        24,302      $ 12,642

 1990       10,350        3,852        121          14,323        18,956        20,777      $ 12,275

 1989       10,321        2,941        120          13,382        19,640        21,131      $ 11,550

 1988       10,233        2,096        119          12,448        15,010        15,910      $ 11,037

 1987       10,097        1,335        118          11,550        12,171        13,310      $ 10,587

 1986       10,691        697          51           11,439        12,768        13,479      $ 10,128


 * From month-end closest to initial investment date.
INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living*
                   Investment     Distributions







 1995      $ 10,078      $ 8,311      $ 1,522      $ 19,911      $ 41,199      $ 47,557      $ 14,092

 1994       9,154         6,711        1,383        17,248        30,077        34,192      $ 13,752

 1993       10,175        6,562        1,502        18,239        29,766        32,779      $ 13,376

 1992       10,778        5,982        126          16,886        27,035        28,578      $ 13,028

 1991       10,506        4,862        123          15,491        22,814        24,302      $ 12,642

 1990       10,350        3,852        121          14,323        18,956        20,777      $ 12,275

 1989       10,321        2,941        120          13,382        19,640        21,131      $ 11,550

 1988       10,233        2,096        119          12,448        15,010        15,910      $ 11,037

 1987       10,097        1,335        118          11,550        12,171        13,310      $ 10,587

 1986       10,691        697          51           11,439        12,768        13,479      $ 10,128


 * From month-end closest to initial investment date.
SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living**
                   Investment     Distributions






 1995       $ 10,086      $ 717      $ 0      $ 10,803      $ 13,583      $ 13,775      $ 10,435

 1994*       9,623         254        0        9,877         9,916         9,904        $ 10,183


 * From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL      INDICES
 CLASS




 Period Ended     Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Nov. 30          Initial        Reinvested        Capital Gain      Value      500               of
                  $10,000        Dividend          Distributions                                  Living**
                  Investment     Distributions






 1995       $ 10,230      $ 734      $ 0      $ 10,964      $ 13,583      $ 13,775      $ 10,435

 1994*       9,770         257        0        10,027        9,916         9,904        $ 10,183


 * From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - CLASS A     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500                    of
                   $10,000        Dividend          Distributions                                                 Living**
                   Investment     Distributions






 1995*      $ 10,036      $ 82      $ 0      $ 10,118      $ 10,445      $ 10,346      $ 10,052


 * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - CLASS B     INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living**
                   Investment     Distributions






 1995*      $ 9,990      $ 75      $ 0      $ 10,065      $ 10,445      $ 10,346      $ 10,052


 * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS      INDICES




 Period Ended      Value of       Value of          Reinvested        Total      S&P      DJIA     Cost
 Oct. 31           Initial        Reinvested        Capital Gain      Value      500               of
                   $10,000        Dividend          Distributions                                  Living**
                   Investment     Distributions






 1995*      $ 10,400      $ 96      $ 0      $ 10,496      $ 10,445      $ 10,346      $ 10,052



   * From August 21, 1995 (commencement of operations).
**  From month-end closest to initial investment date.
The yield for the S&P 500 for the year ended December 31, 1995 was 2.24%, calculated by dividing the dollar value of dividends paid by the S&P 500 stocks during the period by the average value of the S&P 500 on December 31, 1995. The S&P 500 yield is calculated differently from each class's yield. For example, a class's yield calculation treats dividends as accrued in anticipation of payment, rather than recording them when paid. INTERNATIONAL FUND RETURNS. The following tables show the income and capital elements of the total return for each class of Overseas and Emerging Markets Income from the date each fund commenced operations through the fiscal year ended 1995. The classes may compare their total returns to the record of the following Morgan Stanley Capital International indices: the World Index; EAFE Index; the Europe Index; the Pacific Index, the Combined Far East ex-Japan Free Index; and the Latin America Free Index. The EAFE Index combines the Europe and Pacific indices. The addition of Canada, the United States, and South African Gold Mines to the EAFE index compiles the World Index which includes over 1400 companies. The Europe Index and Pacific Index are subsets of the Morgan Stanley Capital International World Index, which is also published by Morgan Stanley Capital International, S.A. The Europe and Pacific Indices are weighted by the market value of each country's stock exchange(s). The companies included in the indices change only in the event of mergers, takeovers, failures and the like, and minor adjustments may be made when Morgan Stanley Capital International, S.A. reviews the companies covered as to suitability every three or four years.

   FUND                      COMPARATIVE INDEX                              DESCRIPTION OF INDEX

   Overseas                  Morgan Stanley Capital International           An unmanaged index of 900 foreign common
                             Europe, Australia, Far East Index              stocks
                             (EAFE)

   Emerging Markets          J.P. Morgan Emerging                           An unmanaged index of fixed-income securities
   Income                    Market Bond Index                              from developing nations
                             J.P. Morgan Emerging                           An unmanaged index of fixed-income securities,
                             Market Bond Index Plus                         including U.S. dollar and other external
                                                                            currency-denominated Brady bonds, loans,
                                                                            Eurobonds, and local market instruments from
                                                                            developing nations


   Each table below compares the returns for each class of Overseas and Emerging Markets Income to the record of the S&P 500, the DJIA, a foreign stock market index as described above, and the cost of living (measured by the CPI) over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad range of U.S. common stocks and a narrower set of stocks of major U.S. industrial companies, respectively, over the same period. The funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. The EAFE Index, Emerging Market Bond Index, Emerging Market Bond Index Plus, S&P 500, and DJIA are based on the prices of unmanaged groups of stocks and, unlike each class's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.
The following charts show the growth of a hypothetical $10,000 investment in each class, assuming all distributions were reinvested and including the effect of each funds Class A maximum front-end sales charge or Class B applicable CDSC. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a class today. Tax consequences of different investments have not been factored into the figures.
OVERSEAS - CLASS A          INDICES




    Period  Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500             of
 Oct. 31     $10,000       Dividend         Distributions                                        Living**
                  Investment     Distributions





 1995       $ 13,433      $ 484      $ 105      $ 14,022     $ 13,734     $ 20,493     $ 20,816      $ 11,924

 1994        13,568        489        0          14,057        13,786       16,208       16,684       11,598

 1993        12,477        430        0          12,907        12,522       15,604       15,291       11,303

 1992        8,753         202        0          8,955         9,110        13,575       13,020       11,001

 1991        9,438         77         0          9,515         10,497       12,344       12,027       10,659

 1990*       9,216         0          0          9,216         9,815        9,246        9,246        10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
OVERSEAS - CLASS B     INDICES




 Period     Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500            of
 Oct. 31     $10,000       Dividend         Distributions                                       Living**
                  Investment     Distributions






 1995       $ 13,920      $ 502      $ 109      $ 14,531     $ 13,734     $ 20,493     $ 20,816      $ 11,924

 1994        14,060        507        0          14,567        13,786       16,208       16,684       11,598

 1993        12,930        445        0          13,375        12,522       15,604       15,291       11,303

 1992        9,070         210        0          9,280         9,110        13,575       13,020       11,001

 1991        9,780         80         0          9,860         10,497       12,344       12,027       10,659

 1990*       9,550         0          0          9,550         9,815        9,246        9,246        10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
OVERSEAS - INSTITUTIONAL CLASS     INDICES




 Period     Value of      Value of         Reinvested       Total     EAFE     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Index     500            of
 Oct. 31     $10,000       Dividend         Distributions                                      Living**
             Investment     Distributions







 1995       $ 13,970      $ 504      $ 109      $ 14,583      $ 13,734      $ 20,493      $ 20,816      $ 11,924

 1994        14,060        507        0          14,567        13,786        16,208        16,684        11,598

 1993        12,930        445        0          13,375        12,522        15,604        15,291        11,303

 1992        9,070         210        0          9,280         9,110         13,575        13,020        11,001

 1991        9,780         80         0          9,860         10,497        12,344        12,027        10,659

 1990*       9,550         0          0          9,550         9,815         9,246         9,246         10,357


 * From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - CLASS A     INDICES




 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging       500              of
 Dec. 31     $10,000       Dividend         Distributions              Market Bond     Market                          Living**
                  Investment     Distributions                        Index            Bond Index
                                                                      Plus






 1995       $ 8,955      $ 1,392      $ 232      $ 10,579      $ 11,437      $ 11,359      $ 13,849      $ 13,909      $ 10,464

 1994*       9,187        463          238        9,888         8,967         8,960         10,067        10,173        10,204


 * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - CLASS B     INDICES




 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging         500            of
 Dec. 31     $10,000       Dividend         Distributions             Market Bond     Market                           Living**
            Investment     Distributions                              Index            Bond Index
                                                                      Plus






 1995       $ 9,021      $ 1,306      $ 240     $ 10,567      $ 11,437      $ 11,359     $ 13,849      $ 13,909      $ 10,464

 1994*       9,520        430          246        10,196       8,967         8,960         10,067       10,173        10,204


 * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
EMERGING MARKETS INCOME - INSTITUTIONAL CLASS     INDICES





 Period     Value of      Value of         Reinvested       Total     J.P. Morgan     J.P. Morgan     S&P     DJIA     Cost
 Ended      Initial       Reinvested       Capital Gain     Value      Emerging        Emerging       500              of
 Dec. 31     $10,000       Dividend         Distributions             Market Bond     Market                           Living**
                  Investment     Distributions                        Index            Bond Index
                                                                      Plus






 1995       $ 9,280      $ 1,455      $ 241      $ 10,976      $ 11,437      $ 11,359      $ 13,849      $ 13,909      $ 10,464

 1994*       9,520        480          247        10,247        8,967         8,960         10,067        10,173        10,204



   * From March 10, 1994 (commencement of operations).
** From month-end closest to initial investment date.
The following table reflects the cost of the initial $10,000 investment in each of the classes, together with the aggregate cost of reinvested dividends and capital gain distributions, if any, for life of the fund or the last ten years ended 1995 (their cash value at the time they were reinvested). If distributions had not been reinvested, the amount of distributions earned from the applicable class over time would have been smaller, and cash payments from these classes for the periods noted would have amounted to the amounts shown in column (A) for capital gain distributions, and the amounts shown in column (B) for income dividends. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

                               (A)                    (B)

                               CAPITAL GAIN           INCOME

   FUND          COST          DISTRIBUTIONS          DIVIDENDS          AS OF



   Overseas - Class A                                     $ 10,432          $ 97           $ 328          October 1995

   Overseas - Class B                                     10,448            100            340            October 1995

   Overseas - Institutional                               10,448            100            340            October 1995

   Equity Growth - Class A                                21,328            7,927          496            November 1995

   Equity Growth - Institutional                          22,226            8,215          803            November 1995

   Global Resources - Class A                             16,928            5,549          77             October 1995

   Global Resources - Class B                             17,179            5,750          80             October 1995

   Global Resources - Institutional                       17,179            5,750          80             October 1995

   Growth Opportunities - Class A                         18,815            6,485          782            October 1995

   Growth Opportunities - Institutional                   19,135            6,720          810            October 1995

   Strategic Opportunities - Class A                      24,096            6,460          3,255          December 1995

   Strategic Opportunities - Class B                      24,775            6,694          3,454          December 1995

   Strategic Opportunities - Institutional                24,847            6,694          3,491          December 1995

   Equity Income - Class A                                21,077            2,996          4,490          November 1995

   Equity Income - Class B                                21,407            3,105          4,619          November 1995

   Equity Income - Institutional                          22,021            3,105          4,904          November 1995

   Income & Growth - Class A                              18,949            2,133          4,622          October 1995

   Income & Growth - Institutional                        19,324            2,210          4,820          October 1995

   Emerging Markets Income - Class A                      11,603            251            1,235          December 1995

   Emerging Markets Income - Class B                      11,526            260            1,163          December 1995

   Emerging Markets Income - Institutional                11,674            260            1,291          December 1995

   High Yield - Class A                                   26,385            473            9,083          October 1995

   High Yield - Class B                                   26,637            490            9,282          October 1995

   High Yield - Institutional                             27,222            490            9,505          October 1995

   Strategic Income - Class A                             11,150            222            872            December 1995

   Strategic Income - Class B                             11,089            230            810            December 1995

   Strategic Income - Institutional                       11,198            230            910            December 1995

   Government Investment - Class A                        18,495            338            5,668          October 1995

   Government Investment - Class B                        18,614            350            5,775          October 1995

   Government Investment - Institutional                  18,821            350            5,883          October 1995

   Intermediate Bond - Class A                            22,541            221            7,862          November 1995

   Intermediate Bond - Class B                            22,641            227            7,973          November 1995

   Intermediate Bond - Institutional                      23,199            227            8,217          November 1995

   Short Fixed-Income - Class A                           18,513            0              6,135          October 1995

   Short Fixed-Income - Institutional                     18,651            0              6,233          October 1995

   High Income Municipal - Class A                        18,563            367            5,915          October 1995

   High Income Municipal - Class B                        18,639            380            5,997          October 1995

   High Income Municipal - Institutional                  18,891            380            6,139          October 1995

   Intermediate Municipal Income - Class A                19,485            965            5,755          November 1995

   Intermediate Municipal Income - Class B                19,534            992            5,804          November 1995

   Intermediate Municipal Income - Institutional          19,913            992            5,999          November 1995

   Short-Intermediate Municipal - Class A                 10,702            0              679            November 1995

   Short-Intermediate Municipal - Institutional           10,719            0              696            November 1995

   New York Municipal Income - Class A                    10,081            0              81             October 1995

   New York Municipal Income - Class B                    10,075            0              74             October 1995

   New York Municipal Income - Institutional              10,095            0              95             October 1995


   INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL STOCK MARKET RETURN. The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International
(MSCI) Indices database the total market capitalization of the Latin American countries according to the International Finance Corporation Emerging Market database as of December 31, 1995 and the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indices for the twelve months ended October 31, 1995. Of course, these results are not indicative of future stock market performance or the classes' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to MSCI, the size of the markets as measured in U.S. dollars grew from $2,011 billion in 1982 to $8,512 billion in 1995.
The following table measures the indexed market capitalization of certain countries according to the MSCI indices database. The values of the markets are measured in billions of U.S. dollars as of October 31, 1995.
   MSCI INDEX MARKET CAPITALIZATION

   Australia           $ 183.9          Japan                        $ 1,935.2

   Austria              17.0            Netherlands                   23.7

   Belgium              56.3            Norway                        186.7

   Canada               191.7           Singapore/Malaysia            73.2

   Denmark              49.6            Spain                         91.5

   France               319.9           Sweden                        101.2

   Germany              333.7           Switzerland                   296.7

   Hong Kong            137.5           United Kingdom                836.4

   Italy                112.4           United States                 3,541.4


   The following table measures the total market capitalization of certain Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 31, 1995.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA

   Argentina                                             $ 20.9

   Brazil                                                  78.6

   Chile                                                  36.4

   Colombia                                               5.4

   Mexico                                                 52.9

   Venezuela                                              3.9



NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indices for the twelve months ended October 31, 1995. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
   STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS (INCLUDES NET DIVIDENDS REINVESTED MONTHLY)
12 MONTHS ENDED OCTOBER 31, 1995

   Australia            4.92%           Japan                         -13.12%

   Austria              -2.67%          Netherlands                   15.62%

   Belgium              16.84%          Norway                        9.86%

   Canada               8.54%           Singapore/Malaysia            -7.75%

   Denmark              13.56%          Spain                         6.18%

   France               5.12%           Sweden                        26.30%

   Germany              10.66%          Switzerland                   37.36%

   Hong Kong            0.77%           United Kingdom                12.46%

   Italy                -7.36%          United States                 26.79%


   The following table shows the average annualized stock market returns as of October 31, 1995.
STOCK MARKET PERFORMANCE

                           FIVE YEARS ENDED OCTOBER 31, 1995          TEN YEARS ENDED OCTOBER 31, 1995

   Germany                   8.83%                                      11.52%

   Hong Kong                 29.50%                                     26.14%

   Japan                     1.67%                                      12.27%

   Spain                     4.33%                                      16.69%

   United Kingdom            10.96%                                     15.03%

   United States             16.68%                                     14.39%


PERFORMANCE COMPARISONS. Performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank bond funds based on yield. In addition to mutual fund rankings, performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term Government bonds, long-term Government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the classes. Performance comparisons may also be made to other compilations or indices that may be developed and made available in the future.
   Each class of a bond fund may compare its performance or the performance of securities in which that bond fund may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The Bond Fund Report AveragesTM/All Taxable (Emerging Markets Income, Strategic Income, Government Investment, Intermediate Bond, High Yield, Short-Fixed Income) covers over 539 taxable bond funds, The Bond Fund Report AveragesTM/Municipal (Intermediate Municipal Income, High Income Municipal, New York Municipal Income, California Municipal Income, and Short-Intermediate Municipal Income) covers over 559 municipal funds. The averages are reported in the BOND FUND REPORT(Registered trademark). Each class of a bond fund may also compare its performance or the performance of securities in which it may invest to the IBC/Donohgue's Money Fund Averages, reported in the MONEY FUND REPORT(Registered trademark), which covers over 1166 money market funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. A bond fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
A municipal fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include: other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications or periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
Each fund may present its fund number, Quotron number and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. Various measures of volatility and benchmark correlation may be quoted in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a class' historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents the class's percentage change in price movements over that period.
Examples of the effects of periodic investment plans, including the principle of dollar cost averaging may be advertised. In such a program, an investor invests a fixed dollar amount in a class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their willingness to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of December 31, 1995, FMR advised over $26.5 billion in tax-free fund assets, $81 billion in money market fund assets, $240 billion in equity fund assets, $49 billion in international fund assets, and $23 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of each bond fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's maximum 3.50% (the Equity Funds and the Bond Funds); 2.75% (the Intermediate Bond Funds); or 1.50% (the Short Bond Funds) front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased by a bank trust officer, registered representative, or other employee (and their immediate families) of investment professionals under special arrangements in connection with FDC's sales activities;
2. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
3. to shares purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
4. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by
Section 501(c)(3) of the Internal Revenue Code);
5. to shares in a Fidelity IRA or Fidelity Advisor IRA account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan having more than 200 eligible employees or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds or $1,000,000 invested in Fidelity Advisor mutual funds;
6. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA)), which, in the aggregate, have either more than 200 eligible employees or a minimum of $1,000,000 in assets invested in Fidelity Advisor funds;
7. to shares purchased by any state, county, city, or government instrumentality, department or authority or agency;
8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
9. to shares purchased by a trust institution or bank trust department, excluding assets described in (11) and (12) below, that has executed a Participation Agreement with FDC specifying certain asset minimums and qualifications, and marketing program restrictions. Assets managed by third parties do not qualify for this waiver;
10. to shares purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver;
11. to shares purchased as part of an employee benefit plan having more than (i) 200 eligible employees or a minimum of $1,000,000 in plan assets invested in the Fidelity Advisor funds, or (ii) 25 eligible employees or $250,000 in plan assets invested in Fidelity Advisor funds that subscribes to Fidelity Advisor Retirement Connection or similar program sponsored by Fidelity Investments Institutional Services Company, Inc.;
12. to shares purchased as part of an employee benefit plan through an intermediary that has executed a Participation Agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
13. to shares purchased on a discretionary basis by a registered investment adviser which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
   14. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts.
In order to qualify for waivers (9), (10) and (13), eligible investors with existing Class A accounts will be required to sign and comply with a participation agreement. Eligible investors that do not meet revised asset requirements specified in the participation agreement will be allowed to continue investing in Class A shares under the terms of their current relationship until June 30, 1997, after which they will be prevented from making new or subsequent purchases in Class A load waived, except that employee benefit plans will be permitted to make additional purchases of Class A shares load waived.
   A sales load waiver form must accompany these transactions.
FINDERS FEE. On eligible purchases of Class A shares in amounts of $1 million or more, investment professionals will be compensated with a fee of 0.25%. Eligible purchases are the following purchases made through
broker-dealers and banks (excluding     trust departments): an individual
trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
   Any assets in relation to which an investment professional has received such compensation will bear a contingent deferred sales charge (Class A
CDSC) if they do not remain in Class A shares of the Fidelity Advisor Funds, Initial Class shares of Daily Money Fund: U.S. Treasury Portfolio or Daily Money Fund: Money Market Portfolio, or shares of Daily Tax-Exempt Money Fund, for a period of at least one uninterrupted year. The Class A CDSC will be 0.25% of the lesser of the cost of the shares at the initial date of purchase or the value of the shares at redemption, not including any reinvested dividends or capital gains. Class A CDSC shares representing reinvested dividends or capital gains, if any, will be redeemed first, followed by other Class A CDSC shares that have been held for the longest period of time.
With respect to employee benefit plans, the Class A CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
CLASS B SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B shares may be waived in the case of (1) disability or death, provided that the redemption is made within one year following the death or initial determination of disability; or (2) in connection with a total or partial redemption made in connection with distributions from retirement plan accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code. A sales load waiver form must accompany these transactions.
CLASS A AND CLASS B SHARES ONLY
QUANTITY DISCOUNTS. To obtain a reduction of the front-end sales charge on Class A shares, you or your investment professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable front-end sales charge.
For purposes of qualifying for a reduction in front-end sales charges under the Combined Purchase, Rights of Accumulation or Letter of Intent programs, the following may qualify as an individual or a "company" as defined in
Section 2(a)(8) of the 1940 Act: an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefits plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations as defined under Section 501(c)(3) of the Internal Revenue Code.
RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class A shares after you have reached a new breakpoint in a fund's sales charge schedule. The value of currently held Fidelity Advisor fund Class A and Class B shares, Initial Class shares and Class B shares of Daily Money Fund: U.S. Treasury Portfolio, and Initial Class shares of Daily Money Fund: Money Market Portfolio, and shares of Daily Tax-Exempt Money Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.
LETTER OF INTENT. You may obtain Class A shares at the same reduced front-end sales charge by filing a non-binding Letter of Intent (the Letter) within 90 days of the start of Class A purchases. Each Class A investment you make after signing the Letter will be entitled to the front-end sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase of Class A shares toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 ($500,000 for the Short-Term Bond Funds) had been invested at one time. To ensure that you receive a reduced front-end sales charge on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time Class A shares are purchased. Reinvested income and capital gain distributions do not count toward the completion of the Letter.
Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The Class A shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed Class A shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.
If you purchase more than the amount specified in the Letter and qualify for a future front-end sales charge reduction, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional Class A shares at the then-current offering price applicable to the total purchase.
If you do not complete your purchase under the Letter within the 13-month period, 30 days' written notice will be provided for you to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Class A shares will be redeemed to pay such charges.
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM. You can make regular investments in Class A or Class B shares of the funds with the Systematic Investment Program by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign.
Your account will be drafted on or about the first business day of every month. You may cancel your participation in the Systematic Investment Program at any time without payment of a cancellation fee. You will receive a confirmation from the transfer agent for every transaction, and a debit entry will appear on your bank statement.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A shares worth $10,000 or more, you can have monthly, quarterly or semiannual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Program payments are drawn from Class A share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
CLASS A, CLASS B, AND INSTITUTIONAL CLASS SHARES
Each fund is open for business and the NAV and, where applicable, the offering price, for each class is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. For any fund that invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. For those funds that may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the funds that qualify for the deduction will generally be less than 100%. For those funds whose income is primarily derived from interest, dividends will not qualify for the dividends-received deduction available to corporate shareholders. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and, therefore, will increase (decrease) dividend distributions. As a consequence, FMR may adjust a fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed a fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her
fund   .
Sh    ort-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income.
Each fund will send each of its shareholders a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each municipal fund purchases securities that are free of federal income tax based on opinions of bond counsel regarding their tax status. These opinions will generally be based on covenants by the issuers or other parties regarding continuing compliance with federal tax requirements. If at any time the covenants are not complied with, distribution to shareholders of interest on a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, opinions of bond counsel may also be based on the effect of the structure on the federal and state tax treatment of the income.
As a result of The Tax Reform Act of 1986, interest on certain "private activity" securities (referred to as "qualified bonds" in the Internal Revenue Code) is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Intermediate Municipal Income's, Short-Intermediate Municipal Income's, and High Income Municipal's policies of investing 80% of its net assets in securities whose interest is free from federal income tax, and New York Municipal Income's and California Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal and state income tax. Interest from private activity securities is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT tax to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a fund are federally taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of Intermediate Municipal Income's, Short-Intermediate Municipal Income's, and High Income Municipal's policies of investing 80% of its net assets in securities whose interest is free from federal income tax, and New York Municipal Income's and California Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal and state personal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which include tax-exempt interest) exceed the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
NEW YORK TAX MATTERS. It is not expected that New York Municipal Income will incur New York income or franchise tax liability. In addition, New York personal income tax law also provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations which are exempt from tax under New York law are excludable from gross income.
CALIFORNIA TAX MATTERS. As long as California Municipal Income continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of the fiscal year ended October 31, 1995, Overseas hereby designates approximately $312,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended November 30, 1995, Equity Growth hereby designates approximately $11,073,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Global Resources hereby designates approximately $273,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Growth Opportunities hereby designates approximately $7,717,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended November 30, 1995, Equity Income hereby designates approximately $1,676,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended October 31, 1995, Income & Growth hereby designates approximately $1,150,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended December 31, 1995, Strategic Opportunities hereby designates approximately $1,313,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of the fiscal year ended December 31, 1995, Emerging Markets Income had a capital loss carryforward aggregating approximately $6,212,000. This loss carryforward, all of which will expire on December 31, 2003, is available to offset future capital gains.
As of October 31, 1995, High Yield had a capital loss carryforward aggregating approximately $5,281,000. This loss carryforward, all of which will expire on October 31, 2002, is available to offset future capital gains.
As of October 31, 1995, Government Investment had a capital loss carryforward aggregating approximately $3,149,000. This loss carryforward, all of which will expire on October 31, 2002, is available to offset future capital gains.
As of November 30, 1995, Intermediate Bond had a capital loss carryforward aggregating approximately $4,010,000. This loss carryforward, of which $2,841,000, $1,035,000, and $134,000 will expire on November 30, 1998,
1999, and 2002, respectively, is available to offset future capital gains. As of October 31, 1995, Short Fixed-Income had a capital loss carryforward aggregating approximately $38,011,000. This loss carryforward, of which $19,000, $128,000, $63,000, $286,000, $38,000, $336,000, $17,692,000, and
$19,449,000 will expire on October 31, 1996, 1997, 1998, 1999, 2000, 2001,
2002 and 2003, respectively, is available to offset future capital gains. As of October 31, 1995, High Income Municipal had a capital loss carryforward aggregating approximately $10,683,000. This loss carryforward, of which $3,173,000 and $7,510,000 will expire on October 31, 2002 and 2003, respectively, is available to offset future capital gains.
As of November 30, 1995, Intermediate Municipal Income had a capital loss carryforward aggregating approximately $1,069,000. This loss carryforward, of which $627,000 and $442,000 will expire on November 30, 2002 and 2003, respectively, is available to offset future capital gains.
STATE AND LOCAL TAXES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which each fund invests is exempt from state and local income taxes, the portion of your dividends from each fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities, whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a " regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and realized capital gains within each calendar year as well as on a fiscal year basis. Each fund also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held for less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds, if any, in its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of a fund may be subject to state and local taxes on fund distributions, and shares may also be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable for their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either a trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d, (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD, (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX, (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS, (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN, (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES, (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc. (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK, (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance) and he previously served as Director of Valuation Research Corp. (appraisals and valuations, 1993). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995). *PETER S. LYNCH, (52), Trustee (1990) is Vice Chairman of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH, (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE, (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN, (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS, (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MORRISON (55), Manager of Security Transactions of Fidelity's equity funds, is Vice President of FMR.
ROBERT A. LAWRENCE (43), Vice President (1994), is Vice President of Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
FRED L. HENNING (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and senior Vice President of FMR Texas Inc.
   BETTINA E. DOULTON (31) is Vice President of Equity Income (1995) and other funds advised by FMR, and an employee of FMR.
MARGARET L. EAGLE (46), is Vice President of High Yield and an employee of
FMR.
DANIEL R. FRANK (38), is Vice President of Strategic Opportunities and an employee of FMR.
   KEVIN E. GRANT (35), is Vice President of Intermediate Bond (1995), and other funds advised by FMR, and an employee of FMR.
ROBERT J. HABER (37), is Vice President of Income & Growth (1989) and an employee of FMR.
JOHN R. HICKLING (36) is Vice President of Overseas (1993) and an employee of FMR.
NORMAN U. LIND (39) is Vice President of Short-Intermediate Municipal Income (1995), and other funds advised by FMR, and an employee of FMR. MALCOLM W. MacNAUGHT II (58), is Vice President of Global Resources (1991) and an employee of FMR.
ROBERT E. STANSKY (40), is Vice President of Equity Growth (1991) and of other funds advised by FMR, and an employee of FMR.
   GEORGE A. VANDERHEIDEN (50), is Vice President of Growth Opportunities
(1990), and other funds advised by FMR, and an employee of FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended 1995.
   COMPENSATION TABLE
          Aggregate Compensation




           J. Gary   Ralph  Phyllis Richard  Edward C.   E.      Donald   Peter S. Gerald C.      Edward  Marvin      Thomas
           Burkhead  F. Cox Burke   J. Flynn Johnson 3d  Bradley J. Kirk  Lynch    McDonough      H.      L. Mann     R.
          (dagger)          Davis            (dagger)    Jones            (dagger)                Malone              Williams

 Overseas* $0        $ 296  $ 286   $ 375    $0          $ 296   $ 299    $0       $ 296          $ 296   $ 296       $ 293

 Equity
Growth**   0         729    715     922      0           729     736      0        729            729     722         720

 Global
Resources* 0         92     89      117      0           92      93       0        92             92      92          91

 Growth    0         2,534  2,458   3,219    0           2,534   2,556    0        2,536          2,534   2,533       2,498
 Opportunities*

 Strategic 0         211    209     262      0           211     215      0        213            211     211         208
 Opportunities***

 Equity
Income**   0         286    281     361      0           286     288      0        286            286     284         282

 Income &
Growth*    0         1,450  1,398   1,832    0           1,450   1,466    0        1,450          1,450   1,450       1,433

 Emerging
Markets    0         16     16      20       0           16      17       0        17             16      16          16
 Income***

 High
Yield*     0         363    351     460      0           363     367      0        363            363     363         358

 Strategic
Income***  0         15     14      18       0           15      15       0        15             15      15          14

 Government 0        64     62      82       0           64      65       0        64             64      64          63
 Investment*

 Intermediate
Bond**      0        154    151     194      0           154     156      0        154            154     152         152

 Short
Fixed-      0        301    288     380      0           301     305      0        300            301     301         298
 Income*

 High
Income      0        242    233     306      0           242     246      0        242            242     243         240
 Municipal*

 Intermediate  0     31     31      39       0           31      32       0        31             31      31          31
 Municipal
 Income**

 Short-
Intermediate 0       8      8       10       0           8       8        0        8              8       8           8
 Municipal
 Income**

 New York    0       29     25      30       0           25      25       0        25             25      25          25
 Municipal
 Income*+

 California  0       25     25      30       0           25      25       0        25             25      25          25
 Municipal
 Income*+

 Mid Cap**+  0       40     40      45       0           40      40       0        40             40      40          40

 Large Cap**+ 0      30     30      35       0           30      30       0        30             30      30          30



   * Fiscal period ended October 31
** Fiscal period ended November 30
*** Fiscal period ended December 31
+ Estimated
(dagger) Interested trustees of each fund are compensated by FMR.

                                         Pension or                    Estimated Annual           Total Compensation
                                         Retirement Benefits           Benefits Upon              from the Fund
                                         Accrued as part of            Retirement                Complex*
                                         Fund Expenses                 from the
                                         from                         Fund Complex*
                                         the Fund Complex*

   J. Gary Burkhead(dagger)               $ 0                           $ 0                        $ 0

   Ralph F. Cox                            5,200                         52,000                     128,000

   Phyllis Burke Davis                     5,200                         52,000                     125,000

   Richard J. Flynn                        0                             52,000                     160,500

   Edward C. Johnson 3d(dagger)            0                             0                          0

   E. Bradley Jones                        5,200                         49,400                     128,000

   Donald J. Kirk                          5,200                         52,000                     129,500

   Peter S. Lynch(dagger)                  0                             0                          0

   Gerald C. McDonough                     5,200                         52,000                     128,000

   Edward H. Malone                        5,200                         44,200                     128,000

   Marvin L. Mann                          5,200                         52,000                     128,000

   Thomas R. Williams                      5,200                         52,000                     125,000


   * Information is as of December 31, 1995 for 219 funds in the complex.
(dagger) Interested Trustees of each fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program that was adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of January 31, 1996, approximately 2.30% of Strategic Income, 11.38% of Emerging Markets Income and 38.07% of New York Municipal Income's total outstanding shares were held by an FMR affiliate, FMR Corp. Mr. Edward C. Johnson 3d, President and Trustee of the funds, is a member of a family group which, by virtue of its owning approximately 49% of the voting securities of FMR Corp., may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Therefore, based on his membership in this family group, Mr. Edward C. Johnson 3d may be deemed to own beneficially these shares. As of this date, with the exception of Mr. Johnson 3d's ownership of the Strategic Income, Emerging Markets Income and New York Municipal Income's shares, the Trustees and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
As of January 31, 1996, the following owned of record or beneficially 5% or more of the outstanding shares of the classes of the following Fidelity Advisor funds:
ADVISOR EMERGING MARKETS INCOME - CLASS A: FMR Corp., Boston, MA (14.08%); NFSC, New York, NY (13.93%).
ADVISOR EMERGING MARKETS INCOME - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (11.69%); NFSC, New York, NY (10.25%); Painewebber Inc., Weehawken, NJ (8.17%).
ADVISOR EMERGING MARKETS INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (62.01%); Union Bank, Panorama City, CA (45.73%).
ADVISOR EQUITY GROWTH - CLASS A: Cigna Securities, Hartford, CT (8.60%); Smith, Barney, Lehman, New York, NY (6.77%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.98%).
ADVISOR EQUITY GROWTH - INSTITUTIONAL CLASS: Financial Advisor Services, San Francisco, CA (5.31%).
ADVISOR EQUITY INCOME - CLASS A: Smith, Barney, Lehman, New York, NY
(6.72%).
ADVISOR EQUITY INCOME - CLASS B: Smith, Barney, Lehman, New York, NY (8.15%); Donaldson, Lufkin & Jenrette, New York, NY (7.19%); NFSC, New York, NY (6.12%), Merrill Lynch Pierce Fenner, Jacksonville, FL (6.11%). ADVISOR EQUITY INCOME - INSTITUTIONAL CLASS: First National Bank of Ohio, Akron, OH (18.52%); First National Bank, Gainesville, Gainesville, GA (8.89%); First Hawaiian Bank, Honolulu, HI (6.77%).
ADVISOR GLOBAL RESOURCES - CLASS A: Smith, Barney, Lehman, New York, NY (8.40%); NFSC, New York, NY (6.61%); Royal Alliance Assoc., Inc., Birmingham, AL (5.44%); Donaldson, Lufkin & Jenrette, New York, NY (5.28%). ADVISOR GLOBAL RESOURCES - CLASS B: Smith, Barney, Lehman, New York, NY (9.01%); NFSC, New York, NY (8.40%); A.G. Edwards & Sons, St. Louis, MO (6.10%), Donaldson, Lufkin & Jenrette, New York, NY (5.41%); Investment Management & Research, St. Petersburg, FL (5.32%); Royal Alliance Assoc., Inc., Birmingham, AL (5.11%);
ADVISOR GLOBAL RESOURCES - INSTITUTIONAL CLASS: Charles Schwab and Co., Inc., San Francisco, CA (66.00%); First Hawaiian Bank, Honolulu, HI (30.14%).
ADVISOR GOVERNMENT INVESTMENT - CLASS A: Commonwealth Equity, Waltham, MA (9.09%); NFSC, New York, NY (6.29%).
ADVISOR GOVERNMENT INVESTMENT - CLASS B: NFSC, New York, NY (8.25%); Royal Alliance Assoc., Inc., Birmingham, AL (7.92%); Smith, Barney, Lehman, New York, NY (5.38%); Donaldson, Lufkin & Jenrette, New York, NY (5.31%). ADVISOR GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (65.76%); United National Bank, Parkersburg, WV (12.05%); Evergreen Bank, N.A., Glens Falls, NY (5.45%).
ADVISOR GROWTH OPPORTUNITIES - CLASS A: CIGNA Securities, Hartford, CT (17.91%); Smith, Barney, Lehman, New York, NY (7.63%); A.G. Edwards & Sons, St. Louis, MO (5.44%).
ADVISOR GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (29.50%); Cullen/Frost Bank, Dallas, TX (19.40%); First National Bank, Gainesville, GA (11.38%); Wells Fargo Bank, San Francisco, CA (6.93%).
ADVISOR HIGH INCOME MUNICIPAL - CLASS A: Smith, Barney, Lehman, New York, NY (10.03%); A.G. Edwards & Sons, St. Louis, MO (6.99%); Royal Alliance Assoc., Inc., Birmingham, AL (5.20%).
ADVISOR HIGH INCOME MUNICIPAL - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (11.90%); NFSC, New York, NY (7.79%).
ADVISOR HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS: Tompkins County Trust Company, Ithaca, NY (57.02%); FMR Corp., Boston, MA (21.42%); Evergreen Bank, N.A., Glens Falls, NY (10.54%); First National Bank of Terre Haute, Terre Haute, IN (6.46%).
ADVISOR HIGH YIELD - CLASS A: Donaldson, Lufkin & Jenrette, New York, NY (8.01%); Smith, Barney, Lehman, New York, NY (7.07%); NFSC, New York, NY (6.54%); Royal Alliance Assoc., Inc., Birmingham, AL (5.73%).
ADVISOR HIGH YIELD - CLASS B: Walnut Street Securities, St. Louis, MO (10.28%); Donaldson, Lufkin & Jenrette, New York, NY (7.22%); Prudential Securities, New York, NY (7.01%); NFSC, New York, NY (6.92%); Smith, Barney, Lehman, New York, NY (6.16%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.89%).
ADVISOR HIGH YIELD - INSTITUTIONAL CLASS: Charles Schwab and Co., Inc., San Francisco, CA (45.45%); Gross Financial Corporation, San Antonio, TX (38.66%); First Trust Company, Denver, CO (8,66%).
ADVISOR INCOME & GROWTH - CLASS A: CIGNA Securities, Hartford, CT (21.26%); Smith, Barney, Lehman, New York, NY (5.47%).
ADVISOR INCOME & GROWTH - INSTITUTIONAL CLASS: First National Bank of Santa Fe, Santa Fe, (31.60%); Columbus Bank and Trust Company, Columbus, GA (17.25); National Bank of Alaska, Anchorage, AK (14.54%); TrustCorp; Great Falls, MT (11.90%); Benefit Services Corporation, Atlanta, GA (11.88%); FMR Corp., Boston, MA (6.33%); First Hawaiian Bank, Honolulu, HI (6.23%). ADVISOR INTERMEDIATE BOND - CLASS A: Painewebber Inc., Weehawken, NJ (9.08%); Smith, Barney, Lehman, New York, NY (5.30%).
ADVISOR INTERMEDIATE BOND - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (10.26%); Royal Alliance Assoc., Inc., Birmingham, AL (7.61%).; NFSC, New York, NY (6.57%).
ADVISOR INTERMEDIATE BOND - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (8.45%); Homeland Bank NA, Waterloo, IA (7.14%); Hawkeye Bank & Trust, Des Moines, IA (6.58%); First National Bank of Ohio, Akron, OH (5.75%); Amivest Corporation, New York, NY (5.72%); First National Bank of Commerce, New Orleans, LA (5.22%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME- CLASS A: Merrill Lynch Pierce Fenner, Jacksonville, FL (9.37%); Royal Alliance Assoc., Inc., Birmingham, AL (8.07%); Smith Barney, Lehman, New York, NY (6.75%); Donaldson, Lufkin & Jenrette, New York, NY (5.27%); Chase Manhattan Investment Services, New York, NY (5.25%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (12.38%); Royal Alliance Assoc., Inc., Birmingham, AL (7.91%); NFSC, New York, NY (8.50%); A.G. Edwards & Sons, St. Louis, MO (8.33%); Prudential Securities, New York, NY (6.96%).
ADVISOR INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS: Laird Norton Co., Seattle, WA (35.67%); Citizens State Bank, Corpus Christi, TX (9.17%); First Interstate Bank of Texas, Houston, TX (9.01%); Liberty Bank & Trust of Tulsa, Tulsa, OK (8.76%); South Holland Bancorp, South Holland, IL (5.93%).
ADVISOR NEW YORK MUNICIPAL INCOME - CLASS A: FMR Corp., Boston, MA (23.78%); A.G. Edwards & Sons, St. Louis, MO (13.93%); North Ridge Securities Corp., Hauppauge, NY (10.92%); Prudential Securities, New York, NY (6.00%); Royal Alliance Assoc., Inc., Birmingham, AL (5.74%); Chemical Bank, New York, NY (5.75%); First Albany, Albany, NY (5.65%).
ADVISOR NEW YORK MUNICIPAL INCOME - CLASS B: FMR Corp., Boston, MA (38.84%); NFSC, New York, NY (19.11%); W.S. Griffith & Co., Inc., San Diego, CA (7.04%); Prudential Securities, New York, NY (5.36%).
ADVISOR NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (100.00%).
ADVISOR OVERSEAS - CLASS A: Smith, Barney, Lehman, New York, NY (9.32%). ADVISOR OVERSEAS - CLASS B: NFSC, New York, NY (9.71%); Smith, Barney, Lehman, New York, NY (8.96%); Painewebber Inc., Weehawken, NJ (8.80%); Merrill Lynch Pierce Fenner, Jacksonville, FL (5.98%).
ADVISOR OVERSEAS - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (44.57%); Tompkins County Trust Company, Ithaca, NY (13.20%); Benefit Services Corporation, Atlanta, GA (12.62%); Evergreen Bank, N.A., Glens Falls, NY (5.99%); Commonwealth Equity, Waltham, MA (5.74%).
ADVISOR SHORT FIXED INCOME - CLASS A: NFSC, New York, NY (8.56%); Smith, Barney, Lehman, New York (5.92%).
ADVISOR SHORT FIXED INCOME - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (83.35%).
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A: NFSC, New York, NY (9.63%); CIGNA Life, Hartford, CT (7.13%).
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (52.30%).
ADVISOR STRATEGIC INCOME - CLASS A: NFSC, New York, NY (8.97%); Donaldson, Lufkin & Jenrette, New York, NY (6.45%); Royal Alliance Assoc., Inc., Birmingham, AL (6.22%); FSC Securities, Marietta, GA (5.82%); Financial Network Invest Corp., Torrance, CA (5.40%).
ADVISOR STRATEGIC INCOME - CLASS B: G.W. & Wade, Wellesley, MA (50.51%); FMR Corp., Boston, MA (6.66%); NFSC, New York, NY (6.01%).
ADVISOR STRATEGIC INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA
(100.00%).
ADVISOR STRATEGIC OPPORTUNITIES - CLASS A: Merrill Lynch Pierce Fenner, Jacksonville, FL (13.44%); CIGNA Securities, Hartford, CT (7.84%); A.G. Edwards & Sons, St. Louis, MO (6.55%); Smith, Barney, Lehman, New York, NY (5.20%).
ADVISOR STRATEGIC OPPORTUNITIES - CLASS B: Donaldson, Lufkin & Jenrette, New York, NY (7.45%); Smith, Barney, Lehman, New York, NY (6.89%); Dain Bosworth Inc., Minneapolis, MN (6.64%); NFSC, New York, NY (5.71%).
ADVISOR STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS: First Hawaiian Bank, Honolulu, HI (88.87%).
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to the transfer agent and the pricing and bookkeeping agent, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, each trust, on behalf of each of fund, has entered into a revised transfer agent agreement, pursuant to which the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is each fund's manager pursuant to management contracts dated and approved by shareholders on the dates shown in the table below.

FUND                                         DATE OF MANAGEMENT CONTRACT   DATE OF SHAREHOLDER APPROVAL

   Overseas                                     1/1/93                        12/1/92

Mid Cap                                      1/18/96                       1/18/96

Equity Growth                                12/1/90                       11/14/90

Global Resources                             12/1/94                       11/16/94

Growth Opportunities                         1/1/95                        12/14/94

Strategic Opportunities                      11/29/90                      9/19/90

   Large Cap                                    1/18/96                       1/18/96

Equity Income                                8/1/86                        7/23/86

Income & Growth                              1/1/95                        12/14/94

Emerging Markets Income                      1/20/94                       2/10/94

High Yield                                   1/1/95                        12/14/94

Strategic Income                             9/16/94                       10/14/94

Government Investment                        1/1/95                        12/14/94

Intermediate Bond                            1/1/95                        12/14/94

Short Fixed-Income                           1/195                         12/14/94

High Income Municipal                        12/1/94                       11/16/94

Intermediate Municipal Income                7/1/95                        6/14/95

   Short-Intermediate Municipal Income          7/1/95                        6/14/95

   New York Municipal Income                    11/17/94                      12/8/94

   California Municipal Income                  12/14/95                      12/14/95


   For the services of FMR under its contract, Equity Income pays FMR a monthly management fee at the annual rate of .50% of its average net assets throughout the month.
For the services of FMR under each contract, Mid Cap, Equity Growth, Global Resources, Large Cap, Income & Growth, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, Short-Intermediate Municipal Income, New York Municipal Income, and California Municipal Income each pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
For the services of FMR under each contract, Overseas, Growth Opportunities, and Strategic Opportunities each pays FMR a monthly management fee composed of the sum of two elements: a basic fee rate and a performance adjustment based on a comparison of the performance of Growth Opportunities, and Strategic Opportunities to that of the S&P 500 and the performance of Overseas to that of the capitalization-weighted EAFE. The capitalization weighted (cap-weighted) EAFE is an approximate representation of each country's share of the stock market value of all countries in the index.
COMPUTING THE BASIC FEE. The basic fee rate for each fund (except Equity Income) is composed of two elements: a group fee rate and an individual fund fee rate.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the
result of cumulatively     applying the annualized rates on the left. For
example, the effective annual fee rate at $366.9 billion of group net assets - the approximate level for December 1995 - was 0.3097% for equity funds and 0.1482% for fixed-income funds, which is the weighted average of the respective fee rates for each level of group net assets up $366.9 billion.
   BOND FUNDS
The following fee schedule is the current fee schedule for all bond funds except Emerging Markets Income and California Municipal Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1690

24         -     30          .1800     200             .1652

30         -     36          .1750     225             .1618

36         -     42          .1700     250             .1587

42         -     48          .1650     275             .1560

48         -     66          .1600     300             .1536

66         -     84          .1550     325             .1514

84         -     120         .1500     350             .1494

120        -     156         .1450     375             .1476

156        -     192         .1400     400             .1459

192        -     228         .1350

228        -     264         .1300

264        -     300         .1275

300        -     336         .1250

336        -     372         .1225

Over 372                     .1200

This fee schedule has been approved by the shareholders of each bond fund except Emerging Markets Income and California Municipal Income.
EMERGING MARKETS INCOME. The following fee schedule is the current fee schedule for Emerging Markets Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

On August 1, 1994, FMR voluntarily revised the group fee rate schedule for Emerging Markets Income, and added new breakpoints, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion. For average group assets in excess of $156 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120      -     156 billion   .1450%    $150 billion   .1736%

156        -     192           .1400     175            .1690

192        -     228           .1350     200            .1652

228        -     264           .1300     225            .1618

264        -     300           .1275     250            .1587

300        -     336           .1250     275            .1560

336        -     372           .1225     300            .1536

Over 372                       .1200     325            .1514

                                         350            .1494

                                         375            .1476

                                         400            .1459

   On January 1, 1996, FMR voluntarily added new breakpoints to the (revised, in the case of Emerging Markets Income) schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The (revised, in the case of Emerging Markets Income) group fee rate schedule and its extension provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $372 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 372             -          408 billion          .1200%          $  400 billion          .1459

   408               -          444                  .1175           425                     .1443

   444               -          480                  .1150           450                     .1427

   480               -          516                  .1125           475                     .1413

   Over 516                                          .1100           500                     .1399

                                                                     525                     .1385

                                                                     550                     .1372


   CALIFORNIA MUNICIPAL INCOME. The following fee schedule is the current fee schedule for California Municipal Income.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          $3 billion          .3700%          $ 0.5 billion          .3700%

   3                 -          6                   .3400           25                     .2664

   6                 -          9                   .3100           50                     .2188

   9                 -          12                  .2800           75                     .1986

   12                -          15                  .2500           100                    .1869

   15                -          18                  .2200           125                    .1793

   18                -          21                  .2000           150                    .1736

   21                -          24                  .1900           175                    .1690

   24                -          30                  .1800           200                    .1652

   30                -          36                  .1750           225                    .1618

   36                -          42                  .1700           250                    .1587

   42                -          48                  .1650           275                    .1560

   48                -          66                  .1600           300                    .1536

   66                -          84                  .1550           325                    .1514

   84                -          120                 .1500           350                    .1494

   120               -          156                 .1450           375                    .1476

   156               -          192                 .1400           400                    .1459

   192               -          228                 .1350           425                    .1443

   228               -          264                 .1300           450                    .1427

   264               -          300                 .1275           475                    .1413

   300               -          336                 .1250           500                    .1399

   336               -          372                 .1225           525                    .1385

   372               -          408                 .1200           550                    .1372

   408               -          444                 .1175

   444               -          480                 .1150

   480               -          516                 .1125

   Over 516                                         .1100


   The fee schedule has been approved by the shareholders of California Municipal Income.
EQUITY FUNDS
The following fee schedule is the current fee schedule for all equity funds (except Mid Cap, Large Cap, Strategic Opportunities, Equity Income, Equity Growth, and Overseas).
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .5200%    $ 0.5 billion   .5200%

3          -     6           .4900     25              .4238

6          -     9           .4600     50              .3823

9          -     12          .4300     75              .3626

12         -     15          .4000     100             .3512

15         -     18          .3850     125             .3430

18         -     21          .3700     150             .3371

21         -     24          .3600     175             .3325

24         -     30          .3500     200             .3284

30         -     36          .3450     225             .3249

36         -     42          .3400     250             .3219

42         -     48          .3350     275             .3190

48         -     66          .3250     300             .3163

66         -     84          .3200     325             .3137

84         -     102         .3150     350             .3113

102        -     138         .3100     375             .3090

138        -     174         .3050     400             .3067

174        -     210         .3000

210        -     246         .2950

246        -     282         .2900

282        -     318         .2850

318        -     354         .2800

354        -     390         .2750

Over 390                     .2700

   This fee schedule has been approved by shareholders of each equity fund except Mid Cap, Large Cap, Overseas, Equity Growth, Strategic Opportunities, and Equity Income (see chart indicating date of management contract and date of shareholder approval).
On January 1, 1996, FMR voluntarily added new breakpoints to the schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   EQUITY GROWTH AND STRATEGIC OPPORTUNITIES.     The following fee
schedule is the current fee schedule for Equity Growth and Strategic Opportunities.
   GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3253

   36                -          42                 .3400            250                    .3223

   42                -          48                 .3350            275                    .3198

   48                -          66                 .3250            300                    .3175

   66                -          84                 .3200            325                    .3153

   84                -          102                .3150            350                    .3133

   102               -          138                .3100

   138               -          174                .3050

   174               -          228                .3000

   228               -          282                .2950

   282               -          336                .2900

   Over 336                                        .2850


   Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 138             -          174 billion          .3050%           $150 billion          .3371%

   174               -          210                  .3000            175                   .3325

   210               -          246                  .2950            200                   .3284

   246               -          282                  .2900            225                   .3249

   282               -          318                  .2850            250                   .3219

   318               -          354                  .2800            275                   .3190

   354               -          390                  .2750            300                   .3163

   Over 390                                          .2700            325                   .3137

                                                                      350                   .3113

                                                                      375                   .3090

                                                                      400                   .3067


   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   OVERSEAS. The following fee schedule is the current fee schedule for
Overseas.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3253

   36                -          42                 .3400            250                    .3223

   42                -          48                 .3350            275                    .3198

   48                -          66                 .3250            300                    .3175

   66                -          84                 .3200            325                    .3153

   84                -          102                .3150            350                    .3133

   102               -          138                .3100

   138               -          174                .3050

   174               -          228                .3000

   228               -          282                .2950

   282               -          336                .2900

   Over 336                                        .2850


   Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 138             -          174 billion          .3050%           $150 billion          .3371%

   174               -          210                  .3000            175                   .3325

   210               -          246                  .2950            200                   .3284

   246               -          282                  .2900            225                   .3249

   282               -          318                  .2850            250                   .3219

   318               -          354                  .2800            275                   .3190

   354               -          390                  .2750            300                   .3163

   Over 390                                          .2700            325                   .3137

                                                                      350                   .3113

                                                                      375                   .3090

                                                                      400                   .3067


   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 174             -          210 billion          .3000%           $150 billion          .3371%

   210               -          246                  .2950            175                   .3325

   246               -          282                  .2900            200                   .3284

   282               -          318                  .2850            225                   .3249

   318               -          354                  .2800            250                   .3219

   354               -          390                  .2750            275                   .3190

   390               -          426                  .2700            300                   .3163

   426               -          462                  .2650            325                   .3137

   462               -          498                  .2600            350                   .3113

   498               -          534                  .2550            375                   .3090

   Over 534                                          .2500            400                   .3067

                                                                      425                   .3046

                                                                      450                   .3024

                                                                      475                   .3003

                                                                      500                   .2982

                                                                      525                   .2962

                                                                      550                   .2942


   MID CAP AND LARGE CAP. The following fee schedule is the current fee schedule for Mid Cap and Large Cap.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
          Annualized
          Group Net
          Effective Annual

   Assets                  Rate                 Assets              Fee Rate







   $ 0               -          3 billion          .5200%           $ 0.5 billion          .5200%

   3                 -          6                  .4900            25                     .4238

   6                 -          9                  .4600            50                     .3823

   9                 -          12                 .4300            75                     .3626

   12                -          15                 .4000            100                    .3512

   15                -          18                 .3850            125                    .3430

   18                -          21                 .3700            150                    .3371

   21                -          24                 .3600            175                    .3325

   24                -          30                 .3500            200                    .3284

   30                -          36                 .3450            225                    .3249

   36                -          42                 .3400            250                    .3219

   42                -          48                 .3350            275                    .3190

   48                -          66                 .3250            300                    .3163

   66                -          84                 .3200            325                    .3137

   84                -          102                .3150            350                    .3113

   102               -          138                .3100            375                    .3090

   138               -          174                .3050            400                    .3067

   174               -          210                .3000            425                    .3046

   210               -          246                .2950            450                    .3024

   246               -          282                .2900            475                    .3003

   282               -          318                .2850            500                    .2982

   318               -          354                .2800            525                    .2962

   354               -          390                .2750            550                    .2924

   390               -          426                .2700

   426               -          462                .2650

   462               -          498                .2600

   498               -          534                .2550

   Over 534                                        .2500


   This fee schedule has been approved by the shareholders of each of Mid Cap and Large Cap.
The individual fund fee rates for each fund (except Equity Income) are set forth in the following chart. Based on the average group net assets of the funds advised by FMR for December 1995, the annual basic fee rate would be calculated as follows:



                              Group Fee Rate                     Individual Fund Fee Rate                     Basic Fee Rate

   Overseas                   .3097%                  +          0.45%                             =          .7597%

   Mid Cap                    .3097%                  +          0.30%                             =          .6097%

   Equity Growth              .3097%                  +           0.30%*                           =          .6097%

   Global Resources           .3097%                  +          0.45%                             =          .7597%

   Growth Opportunities        .3097%                  +          0.30%                             =          .6097%

   Strategic
Opportunities                  .3097%                  +          0.30%                             =          .6097%

   Large Cap                   .3097%                  +          0.30%                             =          .6097%

   Income & Growth             .3097%                  +          0.20%                             =          .5097%

   Emerging Markets
Income                         .1482%                  +          0.55%                             =          .6982%

   High Yield                  .1482%                  +          0.45%                             =          .5982%

   Strategic Income            .1482%                  +          0.45%                             =          .5982%

   Government Investment       .1482%                  +          0.30%                             =          .4482%

   Intermediate Bond           .1482%                  +          0.30%                             =          .4482%

   Short Fixed-Income          .1482%                  +          0.30%                             =          .4482%

   High Income Municipal       .1482%                  +          0.25%                             =          .3982%

   Intermediate Municipal
Income                         .1482%                  +          0.25%                             =          .3982%

   Short-Intermediate
Municipal                      .1482%                  +          0.25%                             =          .3982%
   Income

   New York Municipal
Income                         .1482%                  +          0.25%                             =          .3982%

   California Municipal
Income                         .1482%                  +           0.25%                            =          .3982%


   * Effective August 1, 1994, FMR voluntarily agreed to reduce the individual fund fee rate from 0.33% to 0.30%. If this reduction were not in effect during the fiscal years ended 1995, the total management fee would have been 0.64%.
One-twelfth (1/12) of this annual basic fee or management fee, as applicable, rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Strategic Opportunities, Overseas, and Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the investment performance of each applicable fund for the performance period exceeds, or is exceeded by, the record of the S&P 500 (Strategic Opportunities and Growth Opportunities), or the cap-weighted EAFE (Overseas) (the Indices) over the same period. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period equals 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is (plus/minus)0.20%. This performance comparison is made at the end of each month. One-twelfth of this rate is then applied to each fund's average net assets for the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee. For each fund, investment performance will be measured separately for each class of shares offered by that fund and the least of the results obtained will be used in calculating the performance adjustment to the management fee paid by the fund.
Each class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of each Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   The table below shows the management fees paid to FMR (including the amount of the performance adjustment); the dollar amount of negative or positive performance adjustments, if applicable; and the net management fee as a percentage of each fund's average net assets for the three most recent fiscal years.



                          FISCAL YEAR          MANAGEMENT FEE+          PERFORMANCE ADJUSTMENT          MANAGEMENT FEE
                          ENDED                                                                          AS A PERCENTAGE OF
                                                                                                         AVERAGE NET ASSETS

   OVERSEAS               10/31

   1995                                          $ 5,589,729              $ 307,727 (upward)             0.81%

   1994                                           3,435,695                133,032 (upward)              0.80

   1993                                           503,110                  3,885 (downward)              0.77

   EQUITY GROWTH          11/30

   1995                                           12,057,390               N/A                           0.61

   1994                                           6,567,305                N/A                           0.64

   1993                                           2,646,631                N/A                           0.66

   GLOBAL RESOURCES        10/31

   1995                                            1,730,945                N/A                           0.76

   1994                                            890,892                  N/A                           0.77

   1993                                            111,465                  N/A                           0.77

   GROWTH
OPPORTUNITIES             10/31

   1995                                           46,903,758               5,210,490 (upward)            0.69

   1994                                           22,087,985               2,130,192 (upward)            0.69

   1993                                           8,250,306                709,376 (upward)              0.68

   STRATEGIC
OPPORTUNITIES+++          12/31

   1995                                           3,510,812                91,269 (upward)               0.62

   10/1/94 -
12/31/94                                          682,856                  37,843 (upward)               0.67***

   10/1/93 -
9/30/94                                           2,582,584                359,674 (upward)              0.72

   1993                                            1,291,906                81,040 (upward)               0.54

   EQUITY INCOME           11/30

   1995                                            4,257,045                N/A                           0.50

   1994                                            1,392,206                N/A                           0.50

   1993                                            933,830                  N/A                           0.50

   INCOME & GROWTH          10/31

   1995                                            17,383,377               N/A                           0.51

   1994                                            13,325,884               N/A                           0.52

   1993                                            4,578,813                N/A                           0.53

   EMERGING MARKETS
INCOME                     12/31

   1995                                            283,122                  N/A                           0.70

   1994++                                          122,088                  N/A                           0.70

   HIGH YIELD              10/31

   1995                                            5,796,415                N/A                           0.60

   1994                                            3,737,959                N/A                           0.60

   1993                                            1,539,682                N/A                           0.51

   STRATEGIC INCOME        12/31

   1995                                            277,990                  N/A                           0.60

   1994++                                          10,348                   N/A                           0.60

   GOVERNMENT
INVESTMENT                 10/31

   1995                                            766,114                  N/A                           0.45

   1994                                            422,255                  N/A                           0.46

   1993                                            186,973                  N/A                           0.46

   INTERMEDIATE BOND       11/30

   1995                                            1,703,722                N/A                           0.45

   1994                                            1,180,785                N/A                           0.41

   1993                                            818,426                  N/A                           0.42

                           FISCAL YEAR          MANAGEMENT FEE+          PERFORMANCE ADJUSTMENT          MANAGEMENT FEE
                           ENDED                                                                          AS A PERCENTAGE OF
                                                                                                         AVERAGE NET ASSETS

   SHORT FIXED-
INCOME                     10/31

   1995                                           $ 2,889,187               N/A                           0.45%

   1994                                            3,713,144                N/A                           0.46

   1993                                            1,674,841                N/A                           0.47

   HIGH INCOME
MUNICIPAL                  10/31

   1995                                            2,289,466                N/A                           0.40

   1994                                            2,257,113                N/A                           0.41

   1993                                            1,314,060                N/A                           0.42

   INTERMEDIATE
MUNICIPAL                  11/30
   INCOME

   1995                                            292,469                  N/A                           0.40

   1994                                            286,027                  N/A                           0.41

   1993                                            156,087                  N/A                           0.42

   SHORT-
INTERMEDIATE               11/30
   MUNICIPAL INCOME

   1995                                            79,349                   N/A                           0.40

   1994++                                          31,109                   N/A                           0.41

   NEW YORK
MUNICIPAL                  10/31
   INCOME

   1995*                                           2,203**                  N/A                           0.39***


   * From August 21, 1995 (commencement of operations)
** Before reimbursement
*** Annualized
+ Management fee includes performance adjustments for Overseas, Growth Opportunities, and Strategic Opportunities.
++ Emerging Markets Income, Strategic Income, Short-Intermediate Municipal Income, and New York Municipal Income commenced operations on March 10, 1994, October 31, 1994, March 16, 1994, and August 21, 1995, respectively. Management fee percentages for these funds are annualized.
+++ Strategic Opportunities' fiscal year end changed from September 30 to December 31 as of November 9, 1994.
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursement by FMR will increase each class's total returns and yield and repayment of the reimbursement by each class will lower its total returns and yield.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities. SUB-ADVISERS. On behalf of Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Equity Income, Income & Growth, High Yield, Intermediate Bond, Mid Cap, Large Cap, and Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Overseas, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. On behalf of Emerging Markets Income and Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of Overseas, Global Resources, Growth Opportunities, Mid Cap, Large Cap, Strategic Income, Income & Growth, High Yield, Intermediate Bond, Emerging Markets Income, and Short Fixed-Income, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focuses on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements, FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services. FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
On behalf of Overseas, Global Resources, Growth Opportunities, Mid Cap, Large Cap, Strategic Income, Income & Growth, Emerging Markets Income, High Yield, Short Fixed-Income, and Intermediate Bond, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
The table below shows the fees paid by FMR to FMR U.K., FMR Far East, FIIA, and FIJ, and by FIIA to FIIAL U.K. for providing investment advice and research services with respect to certain of the funds for the fiscal periods ended 1995, 1994, and 1993.
The other funds paid no investment sub-advisory fees for the fiscal periods ended 1995, 1994, and 1993.
   FEES PAID TO FOREIGN SUB-ADVISERS



   FUND
   FEES PAID BY FMR TO FMR U.K.                         FEES PAID BY FMR TO FMR FAR EAST


   1995          1994           1993                     1995                                1994                1993

   Overseas
   $ 364,803   $ 153,288         $ 14,363                 $ 352,004                              $ 174,129           $ 22,357

   Equity Growth
   31,519           13,191       3,144                     30,883                                15,192              5,021

   Global Resources
   9,872            2,598        N/A                       9,721                                 2,932             N/A

   Growth Opportunities
   212,175          67,818       N/A                        203,140                               82,741            N/A

   Strategic Opportunities
   5,261            7,794*       N/A                        5,862                                 7,712*           N/A
                    7,352**   4,560                                                               7,701**          11,267

   Equity Income
     23,713         12,197         4,669                    23,140                                13,970              7,199

   Income & Growth
     330,971         248,936          N/A                   304,870                               299,094           N/A


   TOTAL
    $ 978,314        $ 513,174         $ 26,736           $ 929,620                              $ 603,471           $ 45,844


   * From 10/1/93 - 9/30/94.
** From 10/1/94 - 12/31/94.
No fees were paid to FIJ, FIIA, and FIIAL U.K. for fiscal periods ended 1995, 1994 and 1993.
CONTRACTS WITH FMR AFFILIATES
State Street is transfer, dividend disbursing, and shareholder servicing agent for Class A shares of the taxable funds. FIIOC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for Class B and Institutional Class shares of the taxable funds. State Street has entered into sub-contracts with FIIOC pursuant to which FIIOC performs certain transfer, dividend disbursing and shareholder services for Class A shares of the taxable funds. UMB is the transfer, dividend disbursing, and shareholder servicing agent for Class A, Class B and Institutional Class shares of the municipal funds. UMB has entered into sub-contracts with FIIOC pursuant to which FIIOC performs transfer, dividend disbursing, and shareholder services for Class A, Class B, and Institutional Class shares of the municipal funds. Under these arrangements, FIIOC receives an annual account fee and an asset-based fee each based on account size. The account fee is subject to adjustment based on postal rate changes. The asset-based fees of the growth and growth and income funds are subject to adjustment if the year-to-date total return of the Standard & Poor's Composite Index of 500 Stocks is greater than positive or negative 15%. FIIOC also collects small account fees from certain accounts with balances of less than $2,500.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, State Street and FIIOC, as applicable, pay out-of-pocket expenses associated with providing transfer agent services.
   FSC, an affiliate of FMR, performs the calculations necessary to determine NAV and dividends for Class A, Class B, and Institutional Class of each taxable fund, maintains each taxable fund's accounting records and administers each taxable fund's securities lending program. UMB has an additional sub-contract with FSC pursuant to which FSC performs the calculations necessary to determine the NAV and dividends for the Class A, Class B, and Institutional Class of each municipal fund, and maintains the accounting records for each municipal fund. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically, 0.0600% (equity funds), 0.0750% (international funds), 0.0400% (fixed-income funds), or 0.0750% (high yield funds) for the first $500 million of average net assets and 0.0300% (equity funds) 0.0375% (international funds), 0.0200% (fixed-income funds) or 0.0375% (high yield funds) for average net assets in excess of $500 million. Prior to January 1, 1996, the annual fee rates for pricing and bookkeeping services for the international funds and high yield funds were based on each fund's average net assets, specifically, 0.0600% and 0.0400% respectively, for the first $500 million of average net assets, and 0.0300% and 0.0200%, respectively, for average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid by the funds for the past three fiscal years were as follows:

   FUND                                         1995                1994                        1993



   Overseas                                      $ 358,827           $ 251,241                   $ 57,711

   Equity Growth                                  680,671             461,039                     234,813

   Global Resources                               136,434             73,164                      45,425

   Growth Opportunities                           764,407             758,343                     513,950

   Strategic Opportunities                        315,623             61,356**                  N/A

                                                                      215,648***                  145,494

   Equity Income                                  404,628             168,364                     113,026

   Income & Growth                                758,290             750,743                     410,561

   Emerging Markets Income                        45,004              36,412*                   N/A

   High Yield                                     296,724             223,567                     121,204

   Strategic Income                               45,067              7,500*                    N/A

   Government Investment                          68,665              46,218                      46,457

   Intermediate Bond                              151,940             118,125                     81,106

   Short Fixed-Income                             231,369             264,455                     143,813

   High Income Municipal                          229,551             220,222                     157,559

   Intermediate Municipal Income                  48,976              48,062                      45,724

   New York Municipal Income                      8,710*                           N/A          N/A

   Short-Intermediate Municipal Income            46,467              31,953*                   N/A


   * Emerging Markets Income, Strategic Income, and Short-Intermediate Municipal Income commenced operations on March 10, 1994, October 31, 1994, and March 16, 1994, respectively. New York Municipal Income commenced operations on August 21, 1995.
** From 10/1/94 - 12/31/94.
*** From 10/1/93 - 9/30/94.
FSC also receives fees for administering each taxable fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal years ended 1995, 1994, and 1993, the taxable funds incurred no securities lending fees.
For the municipal funds, the transfer agent fees and charges, and pricing and bookkeeping fees described above are paid to FIIOC and FSC, respectively, by UMB, which is entitled to reimbursement from the class or the fund, as applicable, for these expenses.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC. The table below shows the sales charge revenue paid to FDC, and retained by FDC, for the following fiscal periods.



                                   SALES CHARGE REVENUE                              CDSC REVENUE

                   FISCAL YEAR    AMOUNT PAID                AMOUNT RETAINED           AMOUNT PAID           AMOUNT RETAINED
                   ENDED             TO FDC                  BY FDC                    TO FDC                BY FDC

   OVERSEAS        Oct. 31, 1995  $ 4,446,941                 $ 692,471                 $ 333                 $ 333

                   1994                9,596,831               1,436,765               N/A                   N/A

                   1993                3,895,423               567,983                 N/A                   N/A

   EQUITY
GROWTH             Nov. 30, 1995  13,514,763                   2,048,524               N/A                   N/A

                   1994                9,353,000               1,397,000               N/A                   N/A

                   1993                10,102,208              1,523,036               N/A                   N/A

   GLOBAL
RESOURCES          Oct. 31, 1995  2,777,231                    431,130                   247                   247

                   1994               3,854,629                567,671                 N/A                   N/A

                   1993               890,154                  130,927                 N/A                   N/A

   GROWTH
OPPORTUNITIES   Oct. 31, 1995         73,545,428               11,459,421              N/A                   N/A

                   1994               47,564,000               7,108,000               N/A                   N/A

                   1993               27,663,060               4,141,156               N/A                   N/A

   STRATEGIC
OPPORTUNITIES   Dec. 31, 1995         1,885,188                146,708                   40,916                40,916

                   Dec. 31, 1994      553,970*                 231,911                  12,307               12,307
                   Sep. 30, 1994          2,986,131**          447,011                   409                   409

                   Sep. 30, 1993          1,299,291            196,365                 N/A                   N/A

   EQUITY
INCOME             Nov. 30, 1995          10,583,118           1,676,479                 127,493               127,493

                   1994                   2,450,544            352,678                   30,093                30,093

                   1993                   792,962              117,757                 N/A                   N/A

   INCOME &
GROWTH             Oct. 31, 1995          10,070,941           1,674,121               N/A                   N/A

                   1994                   37,018,000           6,291,000               N/A                   N/A

                   1993                   28,877,882           4,215,606               N/A                   N/A

   EMERGING
MARKETS
INCOME             Dec. 31, 1995          465,187              245,371                   12,203                12,203

                   1994                   406,046              59,134                    2,877                 2,877

                   1993                 N/A                  N/A                       N/A                   N/A

   HIGH
YIELD              Oct. 31, 1995          8,787,240            1,328,830                 75,583                75,583

                   1994                   8,980,127            1,342,482                 15,765                15,765

                   1993                   10,465,950           1,524,348               N/A                   N/A

   STRATEGIC
INCOME             Dec. 31, 1995          842,000              100,905                   23,689                23,689

                   1994                   197,904              0                         9,542                 9,542

                   1993                 N/A                  N/A                       N/A                   N/A

   GOVERNMENT
INVESTMENT         Oct. 31, 1995          954,672              144,831                   10,268                10,268

                   1994                   996,242              168,939                   978                   978

                   1993                   993,386              145,628                 N/A                   N/A

   INTERMEDIATE
BOND               Nov. 30, 1995          1,297,536            198,826                   20,310                20,310

                   1994                   1,598,883            237,647                   1,279                 1,279

                   1993                   1,436,859            210,713                 N/A                   N/A

   SHORT
FIXED-INCOME       Oct. 31, 1995          786,085              167,907                 N/A                   N/A

                   1994                   4,396,909            877,639                 N/A                   N/A

                   1993                   5,308,796            968,759                 N/A                   N/A

   HIGH INCOME
MUNICIPAL          Oct. 31, 1995          2,247,388            353,128                   39,695                39,965

                   1994                   6,327,614            1,038,989                 0                     0

                   1993                   9,918,856            1,417,733               N/A                   N/A

   INTERMEDIATE
MUNICIPAL          Nov. 30, 1995          375,591              141,432                   1,449                 1,449
   INCOME

                   1994                   635,031              96,813                    0                     0

                   1993                   669,395              97,441                  N/A                   N/A

   SHORT
INTERMEDIATE       Nov. 30, 1995          316,185              239,796                 N/A                   N/A
   MUNICIPAL INCOME

                   1994                   122,128              13,369                  N/A                   N/A

                   1993                 N/A                  N/A                       N/A                   N/A





                                            SALES CHARGE REVENUE                                CDSC REVENUE

                    FISCAL YEAR             AMOUNT PAID                  AMOUNT RETAINED        AMOUNT PAID       AMOUNT RETAINED




   ENDED                   TO FDC                       BY FDC                 TO FDC              BY FDC

   NEW YORK         Oct. 31, 1995***        $ 0                          $ 0                    N/A                 N/A
   MUNICIPAL INCOME


   * For the fiscal period October 1, 1994 through December 31, 1994
** For the fiscal period October 1, 1993 through September 30, 1994
*** For the fiscal period August 21, 1995 through October 31, 1995 DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each class of shares of the funds (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class B, and Institutional Class shares of each fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
   Pursuant to the Class A Plans, FDC is paid a distribution fee as a percentage of Class A's average net assets at an annual rate of up to 0.75% for each of Equity Growth, Mid Cap, Large Cap, and Equity Income; up to 0.65% for each of Overseas, Growth Opportunities, Global Resources, Strategic Opportunities, and Income & Growth; up to 0.40% for each of
Emerging Markets Income, High     Yield, Strategic Income, Intermediate
Bond, Government Investment, High Income Municipal, Short-Intermediate Municipal Income, Intermediate Municipal Income, New York Municipal Income, and California Municipal Income; and up to 0.15% for Short Fixed-Income. Pursuant to the Class B Plans, FDC is paid a distribution fee as a percentage of Class B's average net assets at an annual rate of up to 0.75% for each fund with Class B shares. For the purpose of calculating the distribution fees, average net assets are determined as of the close of business on each day throughout the month, but excluding assets attributable to Class A shares of Equity Growth, Equity Income, Emerging Markets Income, Strategic Opportunities, and Overseas purchased more than 144 months prior to such day. Currently, the Trustees have approved a distribution fee for Class A at an annual rate of 0.50% for the Equity Funds; 0.25% for the Bond Funds and the Intermediate Bond Funds; and 0.15% for the Short Bond Funds. Currently, the Trustees have approved a distribution fee for Class B at an annual rate of 0.75% for Overseas, Mid Cap, Large Cap, Global Resources, Strategic Opportunities and Equity Income and 0.65% for the Bond Funds and the Intermediate Bond Funds. These fees may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so. Class B of each fund also pays investment professionals a service fee at an annual rate of 0.25% of its average daily net assets determined at the close of business on each day throughout the month for personal service and/or the maintenance of shareholder accounts.
The tables below show the distribution fees paid for Class A shares for the fiscal years ended 1995, 1994, and 1993, and for Class B shares for the fiscal periods ended 1995 and 1994. (Class B shares were not offered prior to June 30, 1994.)
   CLASS A DISTRIBUTION FEES



                 1993                                    1994                           1995

   FUND   PAID TO      RETAINED    TOTAL FEES   PAID TO      RETAINED    TOTAL FEES   PAID TO      RETAINED    TOTAL FEES
            INVESTMENT BY FDC                     INVESTMENT BY FDC                     INVESTMENT BY FDC
            PROFESSION                            PROFESSION                            PROFESSION
            ALS                                   ALS                                   ALS






 Overseas     $ 325,181  $ 97,554   $ 422,735  $ 2,139,864  $ 641,958  $ 2,781,822  $ 3,452,001     $ 1,049,755     $ 4,501,756

 Equity
Growth        258,713    883,141    1,141,854  3,312,525    999,987    4,312,512    6,750,062       2,123,261       8,873,323

 Global       69,457     23,643     93,100     577,607      173,281    750,888      1,133,430       340,109         1,473,539
 Resources

 Growth       5,996,770  1,799,030  7,795,800  16,056,714   4,817,016  20,873,730   33,781,082      10,228,188      44,009,270
 Opportunities

 Strategic    1,092,965  330,491    1,423,456  470,225      141,067    611,292      2,377,409       804,604         3,182,013
 Opportunities

 Equity
Income        94,623     28,435     123,058    441,208      132,362    573,570      2,339,815       710,240         3,050,055

 Income &     4,330,092  1,299,026  5,629,118  13,406,000   3,203,000  16,608,814   16,748,635      5,165,858       21,914,493
 Growth

 Emerging     N/A        N/A        N/A        31,604       8,331      39,935       71,061          12,300          83,361
 Markets
 Income

 High
Yield         745,985    0          745,985    1,526,214    0          1,526,214    2,185,795       33,785          2,219,580

 Strategic    N/A        N/A        N/A        1,626        488        2,144        62,957          6,002           68,959
 Income

 Government   101,721    0          101,721    227,532      0          227,532      391,918         7,088           399,006
 Investment

 Intermediate  56,220    0          56,220     264,949      0          264,949      463,806         0               463,806
 Bond

 Short Fixed-  538,933   0          538,933    1,212,008    0          1,212,008    933,777         18,975          952,752
 Income

 High Income   789,518   0          789,518    1,374,438    0          1,374,438    1,358,027       8,150           1,366,177
 Municipal

 Intermediate  38,552    0          38,552     138,512      0          138,512      143,424         1,599           145,023
 Municipal
 Income

 Short-        N/A       N/A        N/A        11,446       0          11,446       27,895          1,646           29,541
 Intermediate
 Municipal
 Income

 New York      N/A       N/A        N/A        N/A          N/A        N/A           368             0               368
 Municipal
 Income


   CLASS B DISTRIBUTION FEES



                                1994                                                        1995

   FUND          SHAREHOLDER    RETAINED BY    TOTAL FEES          SHAREHOLDER          RETAINED BY           TOTAL FEES
                 SERVICE FEES   FDC                                SERVICE FEES          FDC

   Overseas    N/A                 N/A            N/A                  $ 1,155               $ 3,566               $ 4,721

   Global
Resources      N/A                 N/A            N/A                   1,047                 3,141                 4,188

   Strategic
Opportunities  $ 7,964              $ 23,892   $ 31,856             116,312               359,793               476,105

   Equity
Income         16,215                54,580    70,795              332,413               996,566               1,328,979

   Emerging Markets
               3,215                 9,771     12,986              17,429                52,283                69,712
   Income

   High
Yield          7,052                 21,157    28,209              179,328               537,580               716,908

   Strategic
Income         2,155                 6,465     8,620               46,578                139,735               186,313

   Government
Investment     817                   2,449     3,266               16,159                48,662                64,821

   Intermediate
Bond           1,689                 5,070     6,759               21,738                65,218                86,956

   High Income
Municipal      3,238                 9,713     12,951              54,382                163,013               217,395

   Intermediate
Municipal      965                   2,893     3,858               9,498                 28,714                38,212
   Income

   New York
Municipal      N/A                 N/A            N/A                   432                   1,298                 1,730
   Income


   Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Class A and Class B Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources to reimburse FDC for expenses incurred in connection with the distribution of the applicable class, including payments made to third parties that assist in
selling shares of the     applicable class of each fund or to third
parties, including banks, that render shareholder support services. Each Institutional Plan specifically recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of Institutional Class shares. This may include reimbursing FDC for payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of Institutional Class shares. The Trustees have authorized such payments for all classes of the funds.
   For the fiscal year ended 1995, payments made by FMR either directly or indirectly through FDC to third parties amounted to $7,752 and $44, on behalf of Class A and Class B respectively, of Emerging Markets Income, and $89 on behalf of Class A of Strategic Income. No third party payments were made by FMR in the fiscal year ended 1995 on behalf of the applicable classes of the other funds.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plans do not authorize payments by the Institutional Class of each fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Class A and Class B Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
   The Plans were approved by the shareholders of each class on the dates shown in the table below:

                                                DATE OF SHAREHOLDER APPROVAL

   Fund                                         CLASS A                               CLASS B           INSTITUTIONAL

   Overseas                                     10/18/90                              06/30/95          06/30/95

   Mid Cap                                      1/18/96                               1/18/96           1/18/96

   Equity Growth                                09/25/86                              N/A               09/25/86

   Global Resources                             12/01/94                              06/30/95          06/30/95

   Growth Opportunities                         01/01/95                              N/A               06/30/95

   Strategic Opportunities                      08/25/87                              06/26/94          06/30/95

   Large Cap                                    1/18/96                               1/18/96           1/18/96

   Equity Income                                07/23/86                              06/26/94          07/23/86

   Income & Growth                              01/01/95                              N/A               06/30/95

   Emerging Markets Income                      02/10/94                              05/26/95          06/30/95

   High Yield                                   01/01/95                              01/01/95          06/30/95

   Strategic Income                             10/14/94                              10/14/94          06/30/95

   Government Investment                        01/01/95                              01/01/95          12/23/87

   Intermediate Bond                            01/01/95                              01/01/95          12/23/87

   Short Fixed-Income                           01/01/95                              N/A               06/30/95

   High Income Municipal                        12/01/94                              12/01/94          06/30/95

   Intermediate Municipal Income                07/01/95                              06/26/94          10/21/87

   Short-Intermediate Municipal Income          07/01/95                              N/A               06/30/95

   New York Municipal Income                    12/08/94                              12/08/94          06/30/95

   California Municipal Income                  11/18/94                              11/18/94          06/30/95


The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Equity Growth, Mid Cap, and Large Cap are funds of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 24, 1983, as amended and restated July 18, 1991, and as supplemented April 15, 1993. On July 18, 1991, the name was changed from Equity Growth to Fidelity Broad Street Trust. On April 15, 1993, its name was changed by an amendment to the Declaration of Trust from Fidelity Broad Street Trust to Fidelity Advisor Series I.
Short Fixed-Income Fund, Government Investment Fund, High Yield Fund, Growth Opportunities Fund, and Income & Growth Fund are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated April 24, 1986. On April 7, 1993, the Board of Trustees voted to change the name of the trust from Fidelity Diversified Trust to Fidelity Advisor Series II. Equity Income Fund is a fund of Fidelity Advisor Series III, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 17, 1982. On January 29, 1986, the name was changed from Equity Portfolio: Income to Fidelity Franklin Street Trust. On April 15, 1993 the trust's name was again changed to Fidelity Advisor Series III.
Intermediate Bond Fund is a fund of Fidelity Advisor Series IV, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 6, 1983. On January 29, 1992 the name of the trust was changed from Income Portfolios to Fidelity Income Trust, and on April 15, 1993, the Board of Trustees voted to change the trust's name to Fidelity Advisor Series IV. An amended and restated Declaration of Trust, dated March 16, 1995, was filed on April 12, 1995.
Global Resources Fund, High Income Municipal Fund, California Municipal Income, and New York Municipal Income are funds of Fidelity Advisor Series V, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated April 23, 1986, as amended and restated July 18, 1991, and as supplemented April 15, 1993. On July 18, 1991, the Board of Trustees voted to change the name of the trust from Plymouth Investment Series to Fidelity Investment Series, and on April 15, 1993, the Board voted to change the trust's name to Fidelity Advisor Series
V. An amended and restated Declaration of Trust dated March 16, 1995 was filed on April 12, 1995.
Short-Intermediate Municipal Income Fund and Intermediate Municipal Income Fund are funds of Fidelity Advisor Series VI, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 1, 1983, as amended and restated May 5, 1993. On January 29, 1992, the name of the trust was changed from Tax-Exempt Funds to Fidelity Oliver Street Trust and on April 15, 1993 the Board of Trustees voted to change the name of the trust to Fidelity Advisor Series VI.
Overseas Fund is a fund of Fidelity Advisor Series VII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 21, 1980 as amended and restated July 18, 1991 and as supplemented April 15, 1993. On July 18, 1991, the Board of Trustees voted to change the name of the trust from Plymouth Securities Trust to Fidelity Securities Trust, and on April 15, 1993 the Board of Trustees voted to change the name of the trust to Advisor Series VII. Strategic Opportunities Fund, Strategic Income Fund, and Emerging Markets Income Fund are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated October 1, 1986 and as supplemented November 29, 1990. On April 15, 1993 the name of the trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII.
Each Declaration of Trust permits the Trustees to create additional funds.
   In the event that FMR ceases to be the investment adviser to a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in the prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject the holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive rights, and Class A and Institutional Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shareholders of Global Resources, Growth Opportunities, Equity Income, Income & Growth, High Yield, High Income Municipal, Government Investment, Intermediate Bond, Intermediate Municipal Income, California Municipal Income, New York Municipal Income, Short Fixed-Income, and Short-Intermediate Municipal Income receive one vote for each dollar of net asset value owned. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or class of a fund may, as set forth in the Declaration of Trust, call meetings of the trust, fund or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the funds of Advisor Series I, VI, VII, and VIII, or, as determined by the current value of each shareholder's investment in the funds of Advisor Series II, III, IV, and V. If not so terminated, each trust and funds will continue indefinitely. Global Resources, Growth Opportunities, Income & Growth, Emerging Markets Income, Strategic Opportunities, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, California Municipal Income, New York Municipal Income, Mid Cap, Large Cap, and Intermediate Municipal Income may invest all of their assets in another investment company.
   CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Mid Cap, Global Resources, Growth Opportunities, Strategic Opportunities, and Large Cap. The Chase
Manhattan Bank, N.A., 1211 Avenue     of the Americas, New York, New York,
is custodian of the assets of Overseas, Equity Growth, Equity Income, Income & Growth, and Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of High Income Municipal, Intermediate Municipal Income, California Municipal Income, New York Municipal Income, and Short-Intermediate Municipal Income. The custodian is responsible for the safekeeping of the fund's assets and the appointment of subcustodian
banks and clearing agencies. The custodian takes no part in    determining
the investment policies of the fund or in deciding which securities are purchased or sold by a fund. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain of the funds advised by FMR. The Boston branch of the custodian bank of Global Resources, Growth Opportunities, and Strategic Opportunities leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   AUDITOR. Coopers & Lybrand, L.L.P., serves as the independent accountant for Mid Cap, Equity Growth, Global Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, Emerging Markets Income, High Yield, New York Municipal Income, California Municipal Income, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income. Price Waterhouse LLP, serves as the independent accountant for Overseas. The auditor examines financial statements for each fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended October 31, November 30, or December 31, 1995, as appropriate, are included in the Annual Reports, which are separate reports supplied with this SAI. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the
prerefunded bond is    considered to be the number of days to the announced
call date of the bonds. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed
securities, are determined on a weighted average life basis,     which is
the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND: INITIAL CLASS PROSPECTUS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses
      b,c                                     *

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Cover Page

4     a      i.............................   Charter

             ii...........................    Investment Principles and Risks; Securities and
                                              Investment Practices;

      b      ..............................   Securities and Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks; Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   FMR and Its Affiliates

             ii...........................    FMR and Its Affiliates; Charter; Breakdown of
                                              Expenses

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   FMR and Its Affiliates

      d      ..............................   Cover Page; Charter; Breakdown of Expenses;
                                              FMR and Its Affiliates

      e      ..............................   FMR and its Affiliates; Breakdown of Expenses

      f      ..............................   Expenses

      g      ..............................   Expenses; FMR and Its Affiliates; Breakdown of
                                              Expenses

      5A     ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Additional Shares; How to Sell
                                              Shares; Investor Services; Transaction Details;
                                              Exchange Restrictions; Sales Charge Reductions
                                              and Waivers; Charter

             iii..........................    *

      b      .............................    *

      c      ..............................   How to Buy Additional Shares; How to Sell
                                              Shares; Investor Services; Transaction Details;
                                              Exchange Restrictions; Sales Charge Reductions
                                              and Waivers

      d      ..............................   Who May Want to Invest

      e      ..............................   Cover Page; How to Buy Additional Shares; How
                                              to Sell Shares; Investor Services; Transaction
                                              Details; Sales Charge Reductions and Waivers

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; FMR and Its Affiliates

      b      ..............................   How to Buy Additional Shares; Transaction
                                              Details

      c      ..............................   Sales Charge Reductions and Waivers

      d      ..............................   How to Buy Additional Shares

      e      ..............................   Transaction Details; Breakdown of Expenses

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable



FIDELITY ADVISOR
STRATEGIC
OPPORTUNITIES
FUND - INITIAL CLASS
A FUND OF FIDELITY ADVISOR SERIES VIII
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated February 26, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Distributors Corporation
(FDC) 82 Devonshire Street, Boston, MA 02109 at 1-800-544-8888.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
SOI-pro-296
The fund seeks capital appreciation by investing primarily in securities of companies believed by Fidelity Management & Research Company (FMR) to involve a "special situation."
PROSPECTUS
FEBRUARY 26, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Initial Class's sales charge (load) and
                                         its yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of the fund's
                                         financial data.

                                         PERFORMANCE How the fund has done over time.

THE FUND IN DETAIL                       CHARTER How the fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS The fund's
                                         overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             HOW TO BUY ADDITIONAL SHARES Making additional
                                         investments.

                                         HOW TO SELL SHARES Taking money out and closing
                                         your account.

                                         INVESTOR SERVICES Services to help you manage
                                         your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and
                                         the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS


   KEY FACTS


WHO MAY WANT TO INVEST
Initial Class shares are offered through this prospectus to current Initial Class shareholders.
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund invests for growth and does not pursue income.
The value of the fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
The fund is composed of multiple classes of shares. Each class of the fund has a common investment objective and investment portfolio. Class A shares
have a front-end sales charge   , or may be subject to a contingent
deferred sales charge (CDSC),     and pay a distribution fee. Class B
shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, but are only available to certain types of investors. You may obtain more information about shares of Institutional Class, Class A, and Class B, which are not offered through this prospectus, by calling 1-800-843-3001.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, exchange, or hold Initial Class shares of the fund. Lower front-end sales charges may be available with purchases of $50,000 or more. See "Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases   3.50
(as a % of offering price)          %

Maximum sales charge on    None
reinvested distributions

Maximum deferred sales   None
charge

Redemption fee   None

Exchange fee   None

Annual account maintenance fee   $12.0
(for accounts under $2,500)      0

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR that varies based on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
Initial Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of Initial Class, and are calculated as a percentage of average net assets of the Initial Class of the fund. A portion of the brokerage commissions that the fund paid was used to reduce other expenses. Including this reduction, total operating expenses presented in the table would have been
   1.03    %.
Management fee       0.62
                         %

12b-1 fee            None

Other expenses       0.42
                         %

Total operating expenses      1.04
                                  %

EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge, on a $1,000 investment in Initial Class shares, assuming a 5% annual return and full redemption at the end of each time period:
      1             3             5             10
      Year          Years         Years         Years

      $ 4   5       $ 6   7       $    90       $ 1   5
                                                   8

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. FINANCIAL HIGHLIGHTS
The financial highlights table that follows and the fund's financial statements are included in the fund's Annual Report and have been audited
by    Coopers & Lybrand, L.L.P.,     independent accountants. Their report
on the financial statements and financial highlights is included in the Annual Report. The financial statements, the financial highlights, and the report are incorporated by reference into the fund's SAI, which may be obtained free of charge from FDC.
   STRATEGIC OPPORTUNITIES INITIAL CLASS



    1.Selected Per-Share Data and
 Ratios

 2.Years ended December 31
1995      1994J     1994K,L   1993L     1992,L       1991L        1990L        1989L        1988L        1987L        1986L

 3.Net asset value, beginning
$ 18.86   $ 20.23   $ 22.72   $ 19.72   $ 21.55      $ 17.37      $ 19.77      $ 15.65      $ 19.13      $ 16.71      $ 12.70
 of period

 4.Income from Investment
 Operations

 5. Net investment income
 .50       .13       .54       .45          .73          .77          .80          .64          .48          .53          .36

 6. Net realized and
6.79      (.74)     (.81)     4.46         .58          4.26         (2.49)       4.08         (1.80)       2.95         5.05
 unrealized
 gain (loss) on investments

 7. Total from investment
7.29      (.61)     (.27)     4.91         1.31         5.03         (1.69)       4.72         (1.32)       3.48         5.41
  operations

 8.Less Distributions

 9. From net investment
(.50)     (.50)     (.51)     (.70)        (.72)        (.85)        (.71)        (.60)        (.25)        (.09)        (.24)
 income

 10. From net realized gain
(.55)     (.26)     (1.71)    (1.21)       (2.42)       --           --           --           (1.91)       (.97)        (1.16)

 11. Total distributions
(1.05)    (.76)     (2.22)    (1.91)       (3.14)       (.85)        (.71)        (.60)        (2.16)       (1.06)       (1.40)

 12.Net asset value,
$ 25.10   $ 18.86   $ 20.23   $ 22.72     $ 19.72      $ 21.55      $ 17.37      $ 19.77      $ 15.65      $ 19.13      $ 16.71
 end of period

 13.Total returnB,C
38.75%    (3.02)%   (1.51)%   26.98%       7.89%        30.01%       (8.96)%      31.19%       (4.63)%      21.87%       46.10%

 14.Net assets, end of period
$ 23,428  $ 17,583  $ 18,850  $ 20,707    $ 17,933     $ 19,193     $ 15,988     $ 19,780     $ 19,221     $ 27,809     $ 31,991
 (000 omitted)

 15.Ratio of expenses to
1.04%     1.14%A    1.15%B    .89%      .87%         1.00%        1.03%        .64%         1.49%I       1.30%I       1.50%I
 average net assets

 16.Ratio of expenses to
1.03%E    1.11%E    1.14%E    .89%         .87%         1.00%        1.03%        .64%         1.49%        1.30%        1.50%
 average net assets after
 expense reductions

 17.Ratio of net investment
2.47%     2.65%A    2.60%     2.74%        3.78%        4.12%        4.21%        4.08%        3.31%        2.88%        2.40%
 income to average net assets

 18.Portfolio turnover
142%      228%A     159%      183%         211%         223%         114%         89%          160%         255%         225%



   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D AS OF OCTOBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
E FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
F INCLUDES REIMBURSEMENT OF $.08 PER SHARE FROM FIDELITY SERVICE COMPANY FOR ADJUSTMENTS TO PRIOR PERIODS' FEES.
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FROM FMR FOR ADJUSTMENTS TO PRIOR PERIODS' FEES. IF THIS REIMBURSEMENT HAD NOT EXISTED THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05%.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I EXPENSES WERE LIMITED TO A PERCENTAGE OF AVERAGE NET ASSETS IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. IN ADDITION, DURING THE PERIOD JULY 1, 1986 THROUGH OCTOBER 31, 1987, FMR WAIVED .05% OF THE ANNUAL INDIVIDUAL FUND FEE OF .35%.
J FOR THE THREE MONTH PERIOD ENDED DECEMBER 31, 1994
K EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
L YEAR ENDED SEPTEMBER 30
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from January 1 to December 31. The table below
shows the    class's     performance history   . The chart on the following
page presents the fund's calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1         Past 5         Past 10
December 31, 1995      year           years          years


   Strategic Opportunities-Initial Class                          38.75%                 17.17%                 15.04%

Strategic Opportunities-Initial Class    (load adj.)    [A]                              16.33    %             14.63    %
                                                                  33.89%


CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1         Past 5         Past 10
December 31, 1995      year           years          years


   Strategic Opportunities-Initial Class                         38.75%                 120.80%                 305.88%

Strategic Opportunities-Initial Class   (load adj.)    [A]       33.89    %             113.07    %             291.68    %


[A] LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF PAYING THE MAXIMUM
   3.50%     FRONT-END SALES CHARGE.
The exclusion of any applicable sales charge from a performance calculation produces a higher return.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.
Initial Class may quote its adjusted net asset value, including all distributions paid. This value may be averaged over specified periods and may be used to calculate Initial Class's moving average.
THE COMPETITIVE FUNDS AVERAGE is the Lipper    Capital Appreciation Funds
    Average, which currently reflects the performance of over    158
mutual funds with similar objectives. This average, which assumes reinvestment of distributions, is published by Lipper Analytical Services, Inc.
   S&P 500 is the Standard and Poor's Composite Index of 500 Stocks (S&P 500(registered trademark)), a widely recognized, unmanaged index of common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for the tax consequences, brokerage commissions, or other fees you would pay if you actually invested in those stocks.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, please call FDC at 1-800-544-8888.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
       STRATEGIC OPPORTUNITIES FUND - IN   ITIAL     CLASS



   Calendar year total
returns        1986      1987      1988      1989      1990      1991      1992     1993     1994           1995

STRATEGIC OPPORTUNITIES
FUND -         27.92     -5.72     22.71     32.98     -6.59     23.69     13.4     21.07     -6.35     38.7
 INITIAL CLASS %         %         %         %         %         %         7%       %         %         5%

 Lipper Capital
Appreciation
Funds          14.0      -0.03     14.0      26.6      -8.24     39.9       8.7     15.6      -3.38     30.3
Average  [A]   2%        %         9%        0%        %         1%        8%       8%        %         4%

 S&P 500       18.5      5.10      16.6      31.6      -3.10     30.4      7.62     10.0      1.32      37.5
               6%        %         1%        9%        %         7%        %        8%        %         8%



Percentage (%)
Row: 1, Col: 1, Value: 27.92
Row: 2, Col: 1, Value: -5.72
Row: 3, Col: 1, Value: 22.71
Row: 4, Col: 1, Value: 32.98
Row: 5, Col: 1, Value: -6.59
Row: 6, Col: 1, Value: 23.69
Row: 7, Col: 1, Value: 13.47
Row: 8, Col: 1, Value: 21.07
Row: 9, Col: 1, Value: -6.35
Row: 10, Col: 1, Value: 38.75
   (LARGE SOLID BOX) STRATEGIC OPPORTUNITIES

FUND - INITIAL CLASS
[A] THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 158 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
THE FUND IN DETAIL


CHARTER
STRATEGIC OPPORTUNITIES IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on
September 23, 1983.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East) in Tokyo, Japan, assist FMR with foreign investments.
As of    December 31    , 19   95    , FMR advised funds having
approximately $   23     million shareholder accounts with a total value of
more than $   354     billion.
Daniel R. Frank is vice president and manager of Advisor Strategic Opportunities, which he has managed since its inception in December 1983. Previously he was an assistant to Peter Lynch on Magellan(registered trademark). Mr. Frank joined Fidelity in 1979.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the Initial Class shares of the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
   The fund,     under normal conditions, will invest at least 65% of its
total assets in companies involving a special situation. The term "special situation" refers to FMR's identification of an unusual, and possibly non-repetitive, development taking place in a company or a group of companies in an industry.
A special situation may involve one or more of the following characteristics:
(small solid bullet) A technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.
(small solid bullet) Changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.
(small solid bullet) New or changed management, or material changes in management policies or corporate structure.
(small solid bullet) Significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.
(small solid bullet) Other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.
"Special situations" often involve breaks with past experience. They can be relatively aggressive investments. In seeking capital appreciation, the fund also may invest in securities of companies not involving a special situation, but which are companies with valuable fixed assets and whose securities are believed by FMR to be undervalued in relation to the companies' assets, earnings, or growth potential. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. FMR may use various investment techniques to hedge a portion of the fund's risk, but there is no guarantee that these strategies will work as FMR intends. Also as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Current holdings and recent investment strategies are described in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call FDC at 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 100% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The table on the following page provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR.
The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS. The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
FISCAL YEAR ENDED 19   95     DEBT HOLDINGS, BY RATING
 MOODY'S
 INVESTORS SERVICE, INC. STANDARD & POOR'S
 (AS A % OF OF INVESTMENTS) (AS A % OF OF INVESTMENTS)
 Rating  Average Rating  Average
INVESTMENT GRADE*
Highest quality Aaa    21.71    % AAA    21.71    %
High quality Aa    --     AA    --
Upper-medium grade A    --     A    --
Medium grade Baa    --     BBB    --
LOWER QUALITY*
Moderately speculative Ba    0.22    % BB    0.14    %
Speculative B    --     B    0.08    %
Highly speculative Caa  CCC
Poor quality Ca    0.07    % CC    --
Lowest quality, no interest C  C
   D    0.07    %
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger)     --
Lower Quality (double dagger)     0.25    %
Total     0.25    %
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE
ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY
NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. (double dagger) AS DETERMINED BY FMR
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 100% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the
securities of any    one     issuer.    The fund may not invest more than
25% of its total assets in any one industry.
These limitations do not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
With respect to 100% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer, and the fund may not purchase a security if, as a result, more than 5% would be
invested in the securities of any    one     issuer.
   The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the Initial Class' assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to its comparative index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For    the     fiscal    year ended     1995, the group fee rate was
   0.3097    %. The individual fund fee rate is 0.30%.
The basic fee rate for    the     fiscal    year ended     1995 was
   0.61    %.
The performance adjustment rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance
adjustment rate is + 0.20%   .
The total management fee rate for the fund for the fiscal year ended December 31, 1995 was 0.62%.
Investment performance will be measured separately for each class of shares offered by Strategic Opportunities and the least of the results obtained will be used in calculating the performance adjustment.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
For the fiscal year ended December 31, 1995, FMR, on behalf of the fund
paid FMR U.K. and FMR Far East fees    amounting to less than 0.01%     of
the the fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
       FSC    performs transfer agency, dividend disbursing and shareholder
servicing functions for Initial Class shares of the fund.     FSC    also
calculates the NAV and dividends for Initial Class shares, maintains the fund's general accounting records, and administers the fund's securities lending program. For the fiscal year ended December 31, 1995, the fund paid
    FSC    fees equal to 0.24% of the fund's average net assets for
transfer agency and related services, and the fund paid     FSC    fees
equal to 0.06% of its average net assets for pricing and bookkeeping services.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund's portfolio turnover rate for the fiscal year ended December 31,
1995 was    142    %. This rate varies from year to year. High turnover
rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


Read your investment professional's program materials        for    any
additional service features or fees that may apply. Certain features of the fund, such as minimum subsequent investment amounts, may be modified in these programs, and administrative charges may be imposed for the services rendered.
HOW TO BUY ADDITIONAL SHARES
Once each business day, two share prices are calculated for the fund: the
offering price and the NAV.    If     you qualify for a    front-end sales
charge     waiver as described on page        , your    Initial Class
    share price will be the NAV.    If     you pay a front-end sales
charge    or qualify for a reduction as described on page ,     your share
price will be the offering price.    When you buy Initial Class shares at
the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Initial Class of the fund.
Shares are purchased at the next offering price calculated after your order is received and accepted by the transfer agent. The offering price is normally calculated at 4:00 p.m. Eastern time.
Share certificates are not available for Initial Class shares.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO ADD TO AN ACCOUNT $250
For Fidelity Advisor retirement accounts $100
MINIMUM BALANCE $1,000
For Fidelity Advisor retirement accounts None
    TO ADD TO AN ACCOUNT




PHONE         (small solid bullet) Use Fidelity Money Line(registered trademark) to transfer from your bank account. Call before
1-800-544-7777your first use to verify that this service is in place on your account.
              Maximum Money Line: $50,000.

Mail
(mail_graphic)(small solid bullet) Make your check payable to "Fidelity Advisor Strategic Opportunities Fund
              - Initial Class." Indicate your fund account number on your check and mail to the address printed on your account statement.
              (small solid bullet) Exchange by mail: call 1-800-544-6666 for instructions.



In Person (hand_graphic)   (small solid bullet) Bring your check to the nearest Fidelity Investor Center. Call
                           1-800-544-9797 for the center nearest you.



Wire (wire_graphic)                 (small solid bullet) Not available for retirement accounts.
                                    (small solid bullet) Wire to: Bankers Trust Company, Bank Routing No. 021001033, Account
                                    No. 00163053.

                                    Specify "Fidelity Advisor Strategic Opportunities Fund - Initial Class" and
                                    include your account number and your name.

Automatically (automatic_graphic)   (small solid bullet) Use Fidelity Automatic Account Builder. Call 1-800-544-6666 to change the amount of your investment, skip an investment, or stop Automatic
                                    Account Builder.


(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING-IMPAIRED:
1-800-544-0118
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent, NAV is normally calculated at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000
worth of shares in the account to keep it open    (account minimums do not
apply to retirement accounts)    .
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE(registered trademark), you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration, or
(small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Deliver your letter to a Fidelity Investor Center or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
Unless otherwise instructed, the transfer agent will send a check to the record address.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE            All account types except retirement   (small solid bullet) Maximum check request: $100,000.
1-800-544-7777                                         (small solid bullet) For Money Line transfers to your
                                                       bank account. Minimum: $10
                                                       Maximum: $100,000.





(phone_graphic)                   All account types                     (small solid bullet) You may exchange to other Fidelity
                                                                        funds if both accounts are
                                                                       registered with the same name(s),
                                                                       address, and taxpayer ID number.

Mail or in Person
(mail_graphic)(hand_graphic)      Individual, Joint Tenant,             (small solid bullet) The letter of instruction (with
                                   Sole Proprietorship,                  signature guaranteed) must be
                                   UGMA, UTMA                            signed by all persons required to
                                                                         sign for transactions, exactly as
                                   Retirement account                    their names appear on the account.
                                                                       (small solid bullet) The account owner should complete
                                                                       a retirement distribution form. Call
                                                                      1-800-544-7777 to request one.

                                Trust                                 (small solid bullet) The trustee must sign the letter
                                                                       indicating capacity as trustee. If the
                                                                      trustee's name is not in the account
                                                                       registration, provide a copy of the
                                                                       trust document certified within the last
                                                                       60 days.

                                   Business or Organization              (small solid bullet) At least one person authorized by
                                                                      corporate resolution to act on the
                                                                       account must sign the letter (with
                                                                       signature guaranteed).

                                Executor, Administrator,              (small solid bullet) Call 1-800-544-7777 for
                                  Conservator/Guardian                  instructions.

Wire (wire_graphic)              All account types except retirement   (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To verify that
                                                                        it is in place, call 1-800-544-7777.
                                                                       Minimum wire: $5000.
                                                                      (small solid bullet) Your wire redemption request must
                                                                      be received by Fidelity before 4:00
                                                                      p.m. Eastern time for money to be
                                                                       wired on the next business day.


(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING-IMPAIRED:
1-800-544-0118
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports    and
prospectuses     will be mailed, even if you have more than one account in
the fund. Call Fidelity at 1-800-544-8888 if you need additional copies of
financial reports    and prospectuses    .
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your Initial Class shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with their purchase.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange
Restrictions," page        .
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains, if any, are distributed in December. Additional capital gains may be distributed after the close of the fund's fiscal year.
DISTRIBUTION OPTIONS
Initial Class offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional Initial Class shares. If you did not indicate a choice on your application, you were automatically assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend and capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge. If you direct Initial Class distributions to a fund with a front-end sales charge, you will not pay a sales charge on those purchases.
When the Initial Class deducts a distribution from its NAV, the reinvestment price is the NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, the Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before the class deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates each class's NAV and offering price as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class is
computed by adding    that class's     pro rata share of    the     value
of the fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE OFFERING PRICE (price to buy one share) is the Initial Class's NAV
   divided by the sum of one minus the sales charge percentage    . The
maximum sales charge is 3.50% of the offering price. The REDEMPTION PRICE (price to sell one share) is the Initial Class's NAV.
SALES CHARGES
Amount of Purchase in Single    Sales Charge
Transaction

                       As a %      As an
                       of          Approxi
                       Offering    mate %
                       Price       of Net
                                   Amount
                                   Investe
                                   d

Up to $49,999           3.50        3.63
                       %           %

$50,000 to $99,999      3.00        3.09
                       %           %

$100,000 to $249,999    2.50        2.56
                       %           %

$250,000 to $499,999    1.50        1.52
                       %           %

$500,000 to $999,999    1.00        1.01
                       %           %

$1,000,000 or more     None        None

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY ADDITIONAL SHARES, your shares will be purchased at the next offering price calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line(registered trademark) redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line(registered trademark) have been collected, which can take up to seven business days.
(small solid bullet) Remember that if you redeem all of your Initial Class shares, your account will be closed and you will not be able to purchase new Initial Class shares of the fund.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging Initial Class shares for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
SALES CHARGE REDUCTIONS AND WAIVERS
The front-end sales charge will be reduced for purchases of Initial Class
shares according to the Sales Charge Schedule shown on page         if your
purchase qualifies for one of the following reduction plans. Please refer to the fund's SAI for more details about each plan or call 1-800-544-8888. QUANTITY DISCOUNTS permit you to receive a reduced front-end sales charge on investments of at least $50,000 in Initial Class shares. You must notify the transfer agent whenever a quantity discount applies to your purchase. To qualify for a quantity discount, investing in the fund's Initial Class shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares purchased total at least $50,000.
RIGHTS OF ACCUMULATION let you determine the front-end sales charge on future purchases of Initial Class shares by adding the value of all Initial Class shares held by you, your spouse, and your children under age 21.
A LETTER OF INTENT (the Letter) lets you receive the same reduced front-end sales charge on each investment in Initial Class shares made during a 13-month period as if the total amount were invested in a single lump sum. (Minimum investment is $50,000). You must file your non-binding Letter with the transfer agent within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed Initial Class shares. Neither income dividends nor capital gain distributions reinvested in additional Initial Class shares will apply toward completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter. If you do not complete your purchase under the Letter within the 13-month period, you will receive 30 days' written notice to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Initial Class shares will be redeemed to pay any such charges.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING INITIAL CLASS
SHARES:
1. Purchased as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity funds;
2. Purchased for a Fidelity Rollover IRA account purchased with the proceeds of a distribution from an employee benefit plan provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (6) below and had at least some of its assets invested in Fidelity-managed products.
3. Purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
4. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);
5. Purchased by investors participating in the Fidelity Trust Portfolios program;
6. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of trust for the sole benefit of the minor child of a Fidelity trustee or employee;
7. Purchased by a bank trust officer, registered representative, or other employee of investment professionals having agreements with FDC;
8. Purchased by contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel; or
9. Purchased through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification.
10. Purchased by a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the fund's SAI.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.


FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND: INITIAL CLASS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10              ............................     Cover Page

11              ............................     Cover Page
12                                               Description of the Trust
                ............................

13    a - c     ............................     Investment Policies and Limitations

      d         ............................     Portfolio Transactions

14    a - c     ............................     Trustees and Officers

15    a         ............................     *

      b         ............................     *

      c         ............................     Trustees and Officers

16    a(i)      ............................     FMR

       (ii)     ............................     Trustees and Officers

      (iii)     ............................     Management Contract

      b,c,d,e   ............................     Management Contract

      f         ............................     Management Contract

      g         ............................     *

      h         ............................     Description of the Trust

      i         ............................     Contracts with FMR Affiliates

17    a - e     ............................     Portfolio Transactions

18    a         ............................     Description of the Trust

      b         ............................     *

19    a         ............................     Additional Purchase, Exchange and Redemption
                                                 Information

      b         ............................     Additional Purchase, Exchange and Redemption
                                                 Information; Valuation

      c         ............................     *

20              ............................     Distributions and Taxes

21    a, b      ............................     Contracts with FMR Affiliates

      c         ............................     *

22              ............................     Performance

23              ............................     Financial Statements


* Not Applicable


FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND: INITIAL CLASS
A FUND OF FIDELITY ADVISOR SERIES VIII
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1996
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Fidelity Advisor Strategic Opportunities Fund: Initial Class Prospectus (dated February 26, 1996). Initial Class shares are only available to current Initial Class shareholders. Please retain this document for future reference. The fund's financial statements and financial highlights included in the Annual Report for the fiscal period ended December 31, 1995, are incorporated herein by reference. To obtain an additional copy of a Prospectus, this SAI or an Annual Report, please call Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109.
 NATIONWIDE       800-544-8888

TABLE OF CONTENTS PAGE
Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
CUSTODIAN
Brown Brothers Harriman & Co.
SOI-ptb-296
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets which may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer;
(2) purchase the securities of any issuer, if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held in the fund's portfolio;
(3) issue senior securities (except to the extent that issuance of one or more classes of shares of the fund in accordance with an Order issued by the Securities and Exchange Commission may be deemed to constitute issuance of a senior security);
(4) make short sales of securities, (unless it owns, or by virtue of its ownership of other securities has the right to obtain, at no additional cost, securities equivalent in kind and amount to the securities sold); provided, however, that the fund may enter into forward foreign currency exchange transactions; and further provided that the fund may purchase or sell futures contracts;
(5) purchase any securities or other property on margin, (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts;
(6) borrow money except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets, will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding;
(7) underwrite any issue of securities (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of "restricted securities");
(8) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry;
(9) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(10) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(11) lend any security or make any other loan if as a result, more than 33 1/3% of the fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or
(ii) by engaging in repurchase agreements with respect to portfolio securities;
(12) purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the value of total assets of the fund). The fund may not purchase or retain securities issued by other open-end investment companies;
(13) invest more than 5% of the fund's total assets (taken at market value) in the securities of companies which, including predecessors, have a record of less than three years' continuous operation; or
(14) invest in oil, gas, or other mineral exploration or development programs.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (6)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(ii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iii) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(ii) would exceed 10% of the fund's net assets.
(iv) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(v) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(vii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For the fund's limitations on futures and options transactions, see "Limitations on Futures and Options Transactions" beginning on page . AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. The fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When the fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases the fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the fund or that it will hedge at an appropriate time. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500)(registered trademark). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misinterpretation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any one issuer or issuers within the same industry (see fundamental limitations 1 and 8). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that the fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by the fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal year ended December 31, 1995, the fiscal period October 1,
1994 to December 31, 1994 and the fiscal year ended    September 30    ,
1994, the fund's portfolio turnover rates were    142    %,    228    %
   (    annualized   ),     and    159    %, respectively.    Because a
high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
For the fiscal year ended December 31,1995, the fiscal period October 1, 1994 to December 31, 1994 and the fiscal years ended September 30, 1994,
and 1993, the fund paid brokerage commissions of $   1,138,485    ,
$403,617, $   1,166,854     and $   1,068,788    , respectively. The fund
pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. During the
fiscal year        ended December 31, 1995, the fiscal period October 1,
1994 to December 31, 1994 and the fiscal years ended September 30, 1994,
and 1993, the fund paid brokerage commissions of $   217,580    ,
$   70,465    , $   151,233     and $   103,206    , respectively, to FBSI.
During the fiscal year ended December 31, 1995, this amounted to
approximately    19.1    % of the aggregate brokerage commissions paid by
the fund for transactions involving approximately    28.4    % of the
aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI. During the fiscal year ended December 31, 1995, the fund paid
$   188,329     in commissions to brokerage firms that provided research
services involving approximately $   263,046,142     of transactions. The
provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns,    a class     may quote
unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the
   Initial Class's     3.50% maximum sales charge into account. Excluding a
class's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A class may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On December 29, 1995, the 13-week and 39-week long-term
moving averages were $   24.21     and $   22.47    , respectively.
HISTORICAL FUND RESULTS. The following table shows    the     Initial
Class's total returns for periods ended December 31, 1995. Total return
figures include the effect of    the     Initial Class's 3.50% sales
charge   .

                  Average Annual Total Returns               Cumulative Total Returns





                        One              Five             Ten              One              Five              Ten
                        Year             Years            Years            Year             Years             Years



Strategic Opportunities:
Initial Class             33.89    %       16.33    %       14.63    %       33.89    %       113.07    %       291.68    %


The following table shows the income and capital elements of the Initial
Class' cumulative total return. The table compares    the     Initial
Class'   s     return to the record of the Standard and Poor's Composite
Index of 500 Stocks (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500
and the DJIA comparisons are provided to show how Initial Class'   s
total return compared to the record of a broad average of common stock prices and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and,
unlike Initial Class'   s     returns, do not include the effect of paying
brokerage commissions and other costs of investing.
During the period from December 31, 198   5     to December 31, 1995, a
hypothetical $10,000 investment in the Initial Class would have grown to
$   39,168    , after deducting the    Initial Class's     3.50% sales
charge and assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be
realized from an investment in the    Initial Class     fund today.

STRATEGIC OPPORTUNITIES FUND: INITIAL CLASS                           INDICES



Period ended   Value of     Value of        Value of        Total   S&P 500   DJIA      Cost of

December 31    Initial      Reinvested      Reinvested      Value                       Living
               $10,000      Dividend        Capital Gain
               Investment   Distributions   Distributions











   1995   $ 17,955          $ 7,964          $ 13,249          $ 39,168          $ 40,054          $ 45,581          $ 14,044

   1994    13,491            5,412            9,327             28,230            29,114            33,338           $ 13,696

   1993    14,986            5,214            9,945             30,145            28,735            31,759           $ 13,339

   1992    13,692            4,155            7,051             24,898            26,104            27,146           $ 12,983

   1991    13,298            3,216            5,428             21,942            24,251            25,300           $ 12,617

   1990    12,676            2,336            2,727             17,739            18,585            20,347           $ 12,242

   1989    14,221            1,711            3,059             18,991            19,183            20,457           $ 11,537

   1988    11,081            816              2,384             14,281            14,567            15,526           $ 11,025

   1987    9,378             244              2,017             11,639            12,492            13,394           $10,558

   1986    11,596            63               685               12,344            11,868            12,703           $ 10,110


Explanatory Notes: With an initial investment of $10,000 made on December
31, 198   5    , assuming the 3.50% load had been in effect, the net amount
invested in    Initial Class     shares was    9,650    . The cost of the
initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   25,353    . If distributions had not been reinvested, the amount of
distributions earned from the    Initial Class     over time would have
been smaller, and cash payments for the period would have amounted to
$   3,884     for dividends and $   6,460     for capital gains
distributions. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the above figures.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
   In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, a class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their willingness to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of the fiscal year ended December 31, 1995, FMR advised over
$   26.5     billion in tax-free fund assets, $   81     billion in money
market fund assets, $   240     billion in equity fund assets, $   49
billion in international fund assets, and $   23     billion in Spartan
fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
PURCHASE INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive the Initial Class's maximum 3.50% sales charge in connection with the fund's merger with or acquisition of any investment company or trust. In
addition, FDC has chosen to waive    the     Initial Class's sales charge
in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
   (1) to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security Act (ERISA)) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
(2) to shares in a Fidelity IRA account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption (6) above) of such employer, maintained at least one employee benefit plan that qualified for exemption
(6) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) the distribution is transferred from the plan to a Fidelity Rollover IRA account within 60 days from the date of the distribution;
(3) to shares purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
(4) to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by Section 501(c)(3) of the Internal Revenue Code);
(5) to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program;
(6) to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
(   7    ) to shares purchased by a bank trust officer, registered
representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
   (8) to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan); and
(9) to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification.
(   10    ) to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
A sales load waiver form must accompany these transactions.
The fund is open for business and the NAV of each class is calculated each day that the NYSE is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines the NAV of each class as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days the NYSE is closed, each class's NAV may be affected on days when investors do not have access to each class to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class. Shareholders receiving any such securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act (the Rule), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administration fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, the fund has notified shareholders that it reserves the right, at any time without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction will generally be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time that shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains. FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the fund's investments in such instruments.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other funds of Fidelity Advisor Series VIII for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person"
(as defined in the 1940    Act    ) is 82 Devonshire Street, Boston,
Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc. (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MORRISON (55), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
DANIEL R. FRANK (38), Vice President of the Fund (1986), and an employee of
FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer
of Goldman Sachs (Asia) LLC (1994-1995)   .
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as trustee for the fiscal year ended December 31, 1995.
      COMPENSATION TABLE


Trustees                  Aggregate       Pension or           Estimated Annual    Total
                          Compensation    Retirement           Benefits Upon       Compensation
                          from            Benefits Accrued     Retirement from     from the Fund
                          the Fund        as Part of Fund      the                 Complex*
                                          Expenses from the    Fund Complex*
                                          Fund Complex*

J. Gary Burkhead **       $ 0             $ 0                  $ 0                 $ 0

Ralph F. Cox                  211             5,200                52,000              128,000

Phyllis Burke Davis           209             5,200                52,000              125,000

Richard J. Flynn              262          0                       52,000              160,500

Edward C. Johnson 3d **    0               0                    0                   0

E. Bradley Jones              211             5,200                49,400              128,000

Donald J. Kirk                215             5,200                52,000              129,500

Peter S. Lynch **          0               0                    0                   0

Gerald C. McDonough           213             5,200                5,2000              128,000

Edward H. Malone              211             5,200                44,200              128,000

Marvin L. Mann                211             5,200                52,000              128,000

Thomas R. Williams            208             5,200                52,000              125,000


* Information is as of December 31, 1995 for 2   19     funds in the
complex.
** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    January 23, 1996     the Trustees and officers of the fund owned, in
the aggregate, less than    1    % of the fund's total outstanding shares.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Trustees, provide the management and administrative services necessary for the operation of the fund. These services include: providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated November 29, 1990, which was approved by shareholders on September 19, 1990.
For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.
COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   366     billion of group net
assets - the approximate level for December 31, 1995 - was .   3097    %,
which is the weighted average of the respective fee rates for each level of
group net assets up to $   366     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





$ 0        -     3 billion   .5200%    $  0.5 billion   .5200%

3          -     6           .4900     25               .4238

6          -     9           .4600     50               .3823

9          -     12          .4300     75               .3626

12         -     15          .4000     100              .3512

15         -     18          .3850     125              .3430

18         -     21          .3700     150              .3371

21         -     24          .3600     175              .3325

24         -     30          .3500     200              .3284

30         -     36          .3450     225              .3253

36         -     42          .3400     250              .3223

42         -     48          .3350     275              .3198

48         -     66          .3250     300              .3175

66         -     84          .3200     325              .3153

84         -     102         .3150     350              .3133

102        -     138         .3100

138        -     174         .3050

174        -     228         .3000

228        -     282         .2950

282        -     336         .2900

Over 336                     .2850

Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the
group fee rate schedule, and added new breakpoints    for average group
assets in excess of $210 billion and under $390 billion as shown in the
schedule below.     The revised group fee rate schedule was identical to
the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





$ 138      -     174 billion   .3050%    $ 150 billion   .3371%

174        -     210           .3000     175             .3325

210        -     246           .2950     200             .3284

246        -     282           .2900     225             .3249

282        -     318           .2850     250             .3219

318        -     354           .2800     275             .3190

354        -     390           .2750     300             .3163

Over 390                       .2700     325             .3137

                                         350             .3113

                                         375             .3090

                                         400             .3067

   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extension provide for lower management fee rates as FMR's assets under management increase.
The revised group fee rate schedule is for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
               Annualized
          Group Net
              Effective Annual

   Assets                       Rate                 Assets                  Fee Rate

    174 - $210 billion          .3000%                $ 150 billion          .3371%

    210 - 246                   .2950                  175                   .3325

    246 - 282                   .2900                  200                   .3284

    282 - 318                   .2850                  225                   .3249

    318 - 354                   .2800                  250                   .3219

    354 - 390                   .2750                  275                   .3190

    390 - 426                   .2700                  300                   .3163

    426 - 462                   .2650                  325                   .3137

    462 - 498                   .2600                  350                   .3113

    498 - 534                   .2550                  375                   .3090

     Over 534                   .2500                  400                   .3067

                                                       425                   .3046

                                                       450                   .3024

                                                       475                   .3003

                                                       500                   .2982

                                                       525                   .2962

                                                       550                   .2942


   The individual fund fee rate is 0.30%. Based on the average group net assets of funds advised by FMR for December 1995, the annual basic fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Basic Fee Rate

 .   3097    %    +        0    .30%               =     .   6097    %

One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of 10.00) is multiplied by a performance adjustment rate .02%. Thus, the maximum annualized adjustment rate is
 .20%.    This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will
be added to (or subtracted from) the basic fee.     Investment performance
will be measured separately for each class    of the fund,     and the
least     of the results obtained will be used in calculating the
performance adjustment to the management fee paid by the fund.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
During the fiscal year ended December 31, 1995, the    fiscal     period
October 1, 1994 to December 31, 1994, and the fiscal years ended September
30, 1994, and 1993, FMR received $   3,510,812    , $   682,856    ,
$   2,582,584    , and $   1,291,906    , respectively, for its services as
investment adviser to the fund. These fees, which include both the basic
fee and the performance adjustment were equivalent to    0.62    %,
   0.67    %    (annualized)    ,    0.72    % and    0.54    %,
respectively, of the average net assets of the fund for each of those
years. For the fiscal year ended December 31, 1995, the    fiscal
    period October 1, 1994 to December 31, 1994, and the fiscal years ended September 30, 1994 and 1993 the upward performance adjustment amounted to
$   91,269,     $   37,843    , $   359,674    , and $   81,040    ,
respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
SUB-ADVISERS. FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
For providing investment advice and research services, fees paid to sub-advisers for the following periods were as follows:

Fiscal Periods                         FMR U.K.                FMR Far East

Fiscal year ended December 31, 1995     $    5,261              $    5,862

Fiscal Period October 1, 1994 to


December 31, 1994                             $    7,352              $    7,701

Fiscal year ended September 30, 1994    $    7,794              $    7,712

Fiscal year ended September 30, 1993    $    4,560              $    11,267


CONTRACTS WITH FMR AFFILIATES
FSC is transfer, dividend disbursing, and shareholder servicing agent for
the Initial Class.    FSC receives     an annual account fee and an
asset-based fee    each     based on account size.    The account fee
is     subject to a   djustment     based on postal rate changes.
    The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 is greater than positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each class's NAV and dividends and maintains the fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on the fund's average net assets, specifically 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500
million. The fee is limited to a minimum of $   60    ,000 and a maximum of
$   80    0,000 per year. Pricing and bookkeeping fees including related out-of-pocket expenses paid by the fund to FSC for the fiscal year ended
December 31, 1995, the    fiscal     period October 1, 1994 to December 31,
1994   ,     and the fiscal years ended September 30, 1994, and 1993,
    were $   315,623    , $   61,356    , $   215,648    , and
$   145,494     respectively.
For the fiscal year ended December 31, 1995, the    fiscal     period
October 1, 1994 to December 31, 1994, and the fiscal years ended September 30, 1994, and 1993, the fund did not incur any securities lending fees.
The fund has a distribution agreement with FDC, a Massachusetts corporation
organized    on     July 18, 1960. FDC is a broker-dealer registered under
the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of Initial Class shares are paid by FDC. The table below shows the sales charge revenue paid to FDC, and retained by FDC, for the following fiscal periods ending:
      Front-End Sales Charge Revenue

                               $ Paid to FDC        $ Retained by FDC

 December 31, 1995   [B]       $    1,885,188       $    146,708

 December 31, 1994[A]          $ 174,989            $ 174,989

 September 30, 1994[B]         $ 2,986,131          $ 447,011

 September 30, 1993[B]         $ 1,299,291          $ 196,365

[A] Figures include amounts paid to FDC, and retained by FDC, for Initial Class only.
[B] Figures include amounts paid to FDC, and retained by FDC, for Class A and Initial Class combined.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act, should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Advisor Strategic Opportunities Fund is a fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 23, 1983, and its Declaration of Trust was amended and restated October 1, 1986, and supplemented November 29, 1990. On April 15, 1993, the name of the Trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII. Currently, there are three funds in the trust: Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor Emerging Markets Income Fund and Fidelity Advisor Strategic Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the trust or the fund. If not so terminated, the trust and its funds will continue indefinitely.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water St., Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions. FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand, L.L.P.     serves as the fund's independent
accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended December 31, 1995 are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements and financial highlights are incorporated herein by reference. APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories. Fidelity Advisor Series VIII


PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
         (a) (1) Financial Statements and Financial Highlights, included in the Annual Reports for Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Strategic Income Fund, and Fidelity Advisor Strategic Opportunities Fund for the fiscal year ended December 31, 1995 are included in the funds' Prospectus, are incorporated by reference into the funds' Statement of Additional Information, and were filed on February 20, 1996 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
         (b)     Exhibits:
  (1) (a) Declaration of Trust as Amended and Restated October 1, 1986 is electronically filed herein as Exhibit 1(a).
           (b) Form of Supplement to the Declaration of Trust dated November 29, 1990 is electronically filed herein as Exhibit 1(b).
           (c) Amendment to Declaration of Trust dated July 15, 1993 is electronically filed herein as Exhibit 1(c).
  (2) (a) Amended Bylaws of the Trust were electronically filed and are incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 34.
  (3) Not applicable.
  (4) Form of Share Certificate was electronically filed and is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 35.
  (5) (a) Management Contract between Fidelity Special Situations Fund, and Fidelity Management & Research Co., dated November 29, 1990 is electronically filed herein as Exhibit 5(a).
           (b) Management Contract between Fidelity Advisor Emerging Markets Income Fund and Fidelity Management & Research Co., dated January 20, 1994, was filed electronically and is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 32.
           (c) Sub-Advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Special Situations Fund, and Fidelity Management & Research (U.K.) Inc. dated November 29, 1990 was electronically filed and is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 26.
           (d) Sub-advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Special Situations Fund and Fidelity Management & Research (Far East) Inc. dated November 29, 1990, was electronically filed and is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 26.
           (e) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (U.K.) Inc., dated January 20, 1994, was electronically filed and is incorporated herein by reference to
Exhibit 5(e) to Post-Effective Amendment No. 32.
           (f) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (Far East) Inc. dated January 20, 1994, was electronically filed and is incorporated herein by reference to
Exhibit 5(f) to Post-Effective Amendment No. 32.
           (g) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited, on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors dated January 20, 1994, was electronically filed and is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 32.
           (h) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors dated January 20, 1994, was electronically filed and is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 32.
            (i) Sub-Advisory Agreement among the Registrant, on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Investments Japan Limited and Fidelity Management & Research Co. dated January 20, 1994, was electronically filed and is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 32.
            (j) Management Contract between the Registrant, on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Management & Research Co. dated September 16, 1994 was electronically filed and is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 32.
           (k) Sub-Advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Management & Research (U.K.) Inc., dated September 16, 1994, was electronically filed and is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 32.
            (l) Sub-advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Income Fund, Fidelity Management & Research Co. and Fidelity Management & Research (Far East) Inc., dated September 16, 1994, was electronically filed and is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 32.
          (m) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors on behalf of Fidelity Advisor Strategic Income Fund, is electronically filed herein as Exhibit 5(m).
           (n) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity International Investment Advisors, dated September 16, 1994, is electronically filed herein as Exhibit 5(n).
           (o) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Income Fund, and Fidelity Investments Japan Limited, dated September 16, 1994 is electronically filed herein as Exhibit 5(o).
  (6) (a) General Distribution Agreement between Fidelity Advisor Strategic Opportunities Fund and Fidelity Distributors Corporation, on behalf of , dated December 30, 1983, was electronically filed and is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 35.
           (b) General Distribution Agreement between Fidelity Advisor Emerging Markets Income Fund, and Fidelity Distributors Corporation dated January 2, 1994, was electronically filed and is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 32.
           (c) General Distribution Agreement between Fidelity Advisor Strategic Income Fund, and Fidelity Distributors Corporation dated September 16, 1994, was electronically filed and is incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 32.
           (d) Form of Bank Agency Agreement ( most recently revised May
1994) was electronically filed and is incorporated herein by reference to
Exhibit 6(e) to Post-Effective Amendment No. 34.
           (e) Form of Selling Dealer Agreement (most recently revised May
1994) was electronically filed and is incorporated herein by reference to
Exhibit 6(f) to Post-Effective Amendment No. 34.
           (f) Form of Selling Dealer Agreement for Bank Related Transactions (most recently revised May 1994) was electronically filed and is incorporated herein by reference to Exhibit 6(g) to Post-Effective Amendment No. 34.
  (7) (a) Retirement Plan for Non Interested Person Trustees, Directors or General Partners, effective November 1, 1989 was electronically filed and is incorporated herein by reference to Exhibit 7 to Union Street Trust's Post-Effective Amendment No. 87.
           (b) The Fee Deferral plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995 was electronically filed and is incorporated herein by reference to Exhibit 7(b) to Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
  (8) (a) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated September 1, 1994 was electronically filed and is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 34.
           (b) Custodian Agreement between the Registrant and Chase Manhattan Bank, N.A., dated August 1, 1994 was electronically filed and is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 34.
           (c) Custodian Agreement, Appendix A, and Appendix C, dated December 1, 1994, between the Registrant and The Bank of New York was electronically filed and is incorporated herein by reference to Exhibit 8(a) to Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
           (d) Appendix B, dated April 20, 1995, to the Custodian agreement, dated December 1, 1994, between the Registrant and The Bank of New York was electronically filed and is incorporated herein by reference to Exhibit 8(b) to Fidelity Hereford Street Trust's Post-Effective Amendment No. 5 (File No. 33-52577).
  (9) Not applicable.
  (10) Not applicable.
  (11) Consent of Coopers & Lybrand, L.L.P. is electronically filed herein as Exhibit 11.
  (12) Not applicable.
  (13) Not applicable.
  (14) (a) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's Post-Effective Amendment No. 87.
           (b) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(o) of Fidelity's Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
           (c) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(o) of Fidelity's Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (d) Fidelity Advisor Funds Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, were electronically filed and are incorporated herein by reference to Exhibit 14(b) of Fidelity Advisor Series V Trust's (33-9148) Post-Effective Amendment No. 20.
  (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Plymouth Class is electronically filed herein as Exhibit 15(a).
           (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class B was electronically filed and is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 32.
           (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Institutional Class was electronically filed and is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 35.
           (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class B was electronically filed and is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 32.
           (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class A was electronically filed and is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 32.
           (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Institutional Class, was electronically filed and is incorporated herein by reference to Exhibit 15(f) to Post-Effective Amendment No. 35.
           (g) Distribution and Service Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Fidelity Emerging Markets Income Fund, Class A was electronically filed and is incorporated herein by reference to Exhibit 15(g) to Post-Effective Amendment No. 35.
           (h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class B was electronically filed and is incorporated herein to Exhibit 15(b) to Post-Effective Amendment No. 32.
            (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Institutional Class was electronically filed and incorporated herein by reference to Exhibit 15(i) to Post-Effective Amendment No. 35.
  (16) (a) Schedule for computations of performance quotations for Fidelity Advisor Strategic Income Fund is electronically filed herein as
Exhibit 16(a).
            (b) Schedule for computation of performance quotations for Fidelity Advisor Emerging Markets Income Fund was electronically filed and is incorporated herein by reference to Exhibit 16(b) to Post-Effective Amendment No. 35.
            (c) Schedule for computation of moving averages for Fidelity Advisor Strategic Opportunities Fund was electronically filed and is incorporated herein by reference to Exhibit 16(c) to Post-Effective Amendment No. 35.
  (17) Financial Data Schedule for each fund is electronically filed herein as Exhibit 17.
  (18) Rule 18f-3 Plan was electronically filed and is incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 35.

Item 25. Persons Controlled by or Under Common Control with Registrant
 The Board of Trustees of the Registrant is the same as the boards of other funds in the Fidelity family of funds, each of which has Fidelity Management & Research Company as its investment adviser. In addition the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
     December 11, 1995
Title of Class   Number of Record Holders


Fidelity Advisor Strategic Opportunities Fund - Initial Shares               228

Fidelity Advisor Strategic Opportunities Fund - Class A                 12,917

Fidelity Advisor Strategic Opportunities Fund - Class B                   2,489

Fidelity Advisor Strategic Opportunities Fund-Institutional Class              74

Fidelity Advisor Emerging Markets Income Fund - Class A                   1,699

Fidelity Advisor Emerging Markets Income Fund - Class B                      851

Fidelity Advisor Emerging Markets Income Fund - Institutional                    5

Fidelity Advisor Strategic Income Fund - Class A                             920

Fidelity Advisor Strategic Income Fund - Class B                             421

Fidelity Advisor Strategic Income Fund - Institutional Class                     4


Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Habermann      Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curtis Hollingsworth        Vice President of FMR (1993).



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).





Richard Spillane            Vice President of FMR; Senior Vice President and Director
                            of Operations and Compliance of FMR U.K. (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.


(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR U.K.; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and a Director of FMR, FMR
                       Corp., FMR Texas Inc., and Fidelity Management & Research
                       (Far East) Inc.; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K.; President of FMR;
                       Managing Director of FMR Corp.; President and a Director of
                       FMR Texas Inc. and Fidelity Management & Research (Far
                       East) Inc.; Senior Vice President and Trustee of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR U.K.; Senior Vice President of
                       Fidelity Management & Research (Far East) Inc.; Director of
                       Worldwide Research of FMR.



Richard Spillane       Senior Vice President and Director of Operations and
                       Compliance of FMR U.K. (1993).



Stephen P. Jonas       Treasurer of FMR U.K. (1993), Fidelity Management &
                       Research (Far East) Inc. (1993), and FMR Texas Inc. (1993);
                       Treasurer and Vice President of FMR (1993).



David Weinstein        Clerk of FMR U.K.; Clerk of Fidelity Management & Research
                       (Far East) Inc.; Secretary of FMR Texas Inc.



(3)  FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR Far East)
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Far East; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and a Director of
                       FMR, FMR Corp., FMR Texas Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East; President of
                       FMR; Managing Director of FMR Corp.; President and a
                       Director of FMR Texas Inc. and Fidelity Management &
                       Research (U.K.) Inc.; Senior Vice President and Trustee
                       of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR Far East; Senior Vice
                       President of Fidelity Management & Research (U.K.)
                       Inc.; Director of Worldwide Research of FMR.



William R. Ebsworth    Vice President of FMR Far East.



Bill Wilder            Vice President of FMR Far East (1993).



Stephen P. Jonas        Treasurer of FMR Far East (1993), Fidelity Management
                          & Research (U.K.) Inc. (1993), and FMR Texas Inc.
                            (1993); Treasurer and Vice President of FMR (1993).



David C. Weinstein     Clerk of FMR Far East; Clerk of Fidelity Management &
                       Research (U.K.) Inc.; Secretary of FMR Texas Inc.



(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda
 The directors and officers of Fidelity International Investment Advisors
(FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony Bolton         Director of FIIA and FIIAL (U.K.); Director of Fidelity
                       International Management Holdings Limited.



Martin P. Cambridge    Director of FIIAand FIIAL (U.K.); Chief Financial
                       Officer of Fidelity International Ltd. and Fidelity
                       Investment Services Ltd.



Charles T. M. Collis   Director and Secretary of FIIA; Partner in Conyers, Dill
                       & Pearman, Hamilton, Bermuda; Secretary to many
                       companies in the Fidelity international group of
                       companies.



William R. Ebsworth    Director of FIIA (1992).



Brett P. Goodin        Director, Vice President, and Secretary of FIIA (1994).



Terrence V. Richards   Assistant Secretary of FIIA (1994).



David J. Saul          President, Director, and Controller of FIIA; Director of
                       Fidelity International Limited.




(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      27-28 Lovat Lane, London, England
 The directors and officers of Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony Bolton        Director of FIIAL (U.K.) and FIIA; Director of Fidelity
                      International Management Holdings Limited.



Martin P. Cambridge   Director and Secretary of FIIAL (U.K.) and FIIA; Chief
                      Financial Officer of Fidelity Investments Japan Limited,
                      Fidelity International Ltd., and Fidelity Investment
                      Services Ltd.



C. Bruce Johnstone    Director of FIIAL (U.K.).

(7)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 3-1, Toranomon 4-chome, Minato-ku, Tokyo
105, Japan
 The directors and officers of Fidelity Investments Japan Limited have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman & Representative Director of Fidelity
                       Investments Japan Limited, Chairman and Director of
                       FMR Far East, Chairman of the Executive Committee of
                       FMR, Chief Executive Officer of FMR Corp., Chairman
                       of the Board and a Director of FMR, FMR Corp., FMR
                       Texas Inc. and Fidelity Management & Research (U.K.)
                       Inc., President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman & Representative Director & Portfolio
                       Manager of Fidelity Investments Japan Limited,
                       Chairman & Representative Director & Portfolio
                       Adviser of Fidelity International Investment Advisors
                       (Japan) Limited (1991-1993)



Yasukazu Akamatsu      President & Representative Director of Fidelity
                       Investments Japan Limited, Portfolio Manager of
                       Fidelity Investments Japan Limited (1993).



Hiroshi Yamashita      Managing Director & Portfolio Manager of Fidelity
                       Investments Japan Limited.



Nobuhide Kamiyama      Director & General Manager of Planning and Marketing
                       of Fidelity Investments Japan Limited.



Arthur M. Jesson       Director & General Manager of Information Systems
                       and Trading of Fidelity Investments Japan Limited.



Martin P. Cambridge    Director of Fidelity Investments Japan Limited, Chief
                       Financial Officer of Fidelity International Limited,
                       Financial Officer of Fidelity Investments International,
                       Director of Fidelity International Investment Advisors,
                       Director of Fidelity Investments (Taiwan) Limited,
                       Director & Secretary of Fidelity International
                       Investment Advisors (U.K.) Limited.



Noboru Kawai           Director & General Manager of Administration of
                       Fidelity Investments Japan Limited.



Dan H. Blanks          Director of Fidelity Investments Japan Limited,
                       President of Fidelity International Investments Limited,
                       Director of Fidelity International Limited (1993).



Shinobu Kasaya         Portfolio Manager of Fidelity Investments Japan
                       Limited.



Ken-ichi Mizushita     Portfolio Manager of Fidelity Investments Japan
                       Limited.



Edward S.J. Bang       Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Shigeki Makino         Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Asako Kibe             Portfolio Manager of Fidelity Investments Japan
                       Limited (1995), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1995).


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

W. Humphrey Bogart     Director                   None

Kurt Lange             President and Treasurer    None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records.

  All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, MA; The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, NY or The Bank of New York, 110 Washington Street, New York, NY.
Item 31. Management Services.
 Not Applicable.
Item 32. Undertakings
  The Registrant undertakes for Fidelity Advisor Strategic Income Fund and Fidelity Advisor Emerging Markets Income Fund: (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act , whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 The Registrant, on behalf of Fidelity Advisor Strategic Income Fund, Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   December 15, 1994

Edward C. Johnson 3d


POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance       Fund, L.P.
  Portfolio, L.P.                     Fidelity Union Street Trust
Fidelity Devonshire Trust             Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                Spartan U.S. Treasury Money Market
Fidelity Financial Trust                 Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund
Fidelity Government Securities Fund   Variable Insurance Products Fund II
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of February, 1996.
      Advisor Series VIII
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           February 22, 1996

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   February 22, 1996

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   February 22, 1996

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   February 22, 1996

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   February 22, 1996

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   February 22, 1996

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   February 22, 1996

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   February 22, 1996

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   February 22, 1996

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   February 22, 1996

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   February 22, 1996

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   February 22, 1996

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   February 22, 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.